UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08004
Aston Funds

(Exact name of registrant as specified in charter)
120 North LaSalle Street, 25th Floor
Chicago, IL 60602

(Address of principal executive offices) (Zip code)
Kenneth C. Anderson, President
Aston Funds
120 North LaSalle Street, 25th Floor
Chicago, IL 60602

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 268-1400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Aston Funds

Annual Report 2011

October 31, 2011

Class N, I & R Shares

Equity

International

Alternative

Sector

Balanced

Fixed Income

Aston Funds
Dear Fellow Shareholder:
The past year will undoubtedly be remembered as one of the most uncertain and volatile investment environments in modern history. Headline risk was widespread and the list of worries was long. From political unrest in the Middle East, to the earthquake, tsunami and nuclear crisis in Japan, to the debt issues of developed nations and recent deceleration of the global economy, markets were buffeted by a seemingly unrelenting series of unsettling developments.
Yet markets endured. U.S. stock prices ended the 12-month period ending October 31, 2011 solidly higher, with gains across market capitalization and style segments. U.S. bonds—led by government-backed securities—also fared reasonably well, especially in light of Standard & Poor’s decision to downgrade our country’s long-term credit rating. The Standard & Poor’s 500 Index, a broad gauge of the U.S. stock market, gained 8.07% during the 12-month period, while U.S. investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, advanced 5.00%. Although foreign equity markets produced significantly divergent results for the year, many proved surprisingly resilient.
As we look out on the coming year, we believe these words from Abraham Lincoln, who led our nation during one of its more troubled periods, serve as a useful guide to navigating what may lie ahead. “Be sure to plant your feet in the right place, then stand firm.”
Lincoln’s wisdom echoes some of the basic tenets of successful investing. Historically, the performance of different types of asset categories has varied widely from year to year and the magnitude of returns can vary significantly among asset classes in any given year, even among asset classes that are moving in the same direction. This “rotation” of asset classes underscores why investors should consider planting their feet in a diversified portfolio. At the same time, investors who stand firm in that approach may be able to avoid the problems associated with market timing, which can result in “arriving late” as an asset class is rallying or “overstaying their welcome” in an asset class after performance peaks.
At Aston Funds, our commitment to standing firm is best demonstrated through our abiding commitment to adhere to highly disciplined investment processes. This approach has sustained our resolve in the face of market volatility and macroeconomic uncertainty and, in the process, bolstered our reputation as a leader in subadvised mutual funds managed by boutique investment firms. Our managers follow highly structured investment processes with clear valuation metrics designed to achieve strategy or style consistency. While there are no sure things in investing, we believe that a disciplined investment process should lead to consistent long-term investment performance.
We are pleased to present you with the Aston Funds annual report. As always, we are grateful to our fellow shareholders who have planted their feet here and continue to stand firm with us.
Sincerely,
Kenneth C. Anderson
President
Aston Funds

The views expressed in this report reflect those of the portfolio managers only, through the end of the period covered and do not necessarily represent the views of Aston Funds or Aston Asset Management, LP. Any such views are subject to change at any time based upon market or other conditions and Aston Funds and Aston Asset Management, LP disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Aston Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Aston Fund.

Aston Funds
Large Cap Funds
ASTON/Montag & Caldwell Growth Fund
ASTON/Veredus Select Growth Fund
ASTON/TAMRO Diversified Equity Fund
ASTON/Herndon Large Cap Value Fund
ASTON/Cornerstone Large Cap Value Fund
     (formerly the ASTON Value Fund)
Equity Income Fund
ASTON/River Road Dividend All Cap Value Fund
Mid Cap Funds
ASTON/Fairpointe Mid Cap Fund
     (formerly the ASTON/Optimum Mid Cap Fund)
ASTON/Montag & Caldwell Mid Cap Growth Fund
ASTON/Cardinal Mid Cap Value Fund
Small Cap Funds
ASTON/Veredus Aggressive Growth Fund
ASTON/Crosswind Small Cap Growth Fund
ASTON/TAMRO Small Cap Fund
ASTON/River Road Select Value Fund
ASTON/River Road Small Cap Value Fund
ASTON/River Road Independent Value Fund
International Funds
ASTON/Barings International Fund
ASTON/Neptune International Fund
Alternative Funds
ASTON/Lake Partners LASSO Alternatives Fund
ASTON Dynamic Allocation Fund
ASTON/M.D. Sass Enhanced Equity Fund
ASTON/River Road Long-Short Fund
Sector Fund
ASTON/Harrison Street Real Estate Fund
     (formerly the ASTON/Fortis Real Estate Fund)
Balanced Fund
ASTON/Montag & Caldwell Balanced Fund
Fixed Income Fund
ASTON/DoubleLine Core Plus Fixed Income Fund
ASTON/TCH Fixed Income Fund
Table of Contents

Portfolio Manager Commentaries & Schedules of Investments	2
Statements of Assets and Liabilities	72
Statements of Operations	78
Statements of Changes in Net Assets	84
Financial Highlights	94
Notes to Financial Statements	141
Report of Independent Registered Public Accounting Firm	159
Additional Information (unaudited)	160
This report is submitted for general information to the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus which includes details regarding the funds’
objectives, policies, expenses and other information.
Aston Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.
Shareholder Services 800-992-8151 • www.astonfunds.com
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
| 1

Aston Funds
ASTON/Montag & Caldwell Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
Ronald E. Canakaris, CFA, CIC
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?
A.	The Fund enjoyed solid gains during the past year, with a return of 8.56%, for Class N Shares, slightly ahead of the S&P 500 (+8.07%), while trailing the Russell 1000 Growth Index (+9.92%). Relative to the Fund’s index, the Fund benefited from good stock selection within the Information Technology sector and an underweight position in Financial stocks. Detracting from relative performance was the Fund’s overweight position to the Healthcare sector and stock selection within Energy, Consumer Staples and Financials.
Q.	What were the best performing holdings for the Fund during the period?
A.	Accenture was the Fund’s top performing stock for the 12-month period as the company is experiencing accelerating growth in revenue. Accenture is especially well-positioned to benefit from a recovery in discretionary information technology spending, as customers increase investment after a decade of digestion. Apple enjoyed another year of strong returns due to the success of iPhone and iPad, as well as continued market share gains for Macbook Air and iMacs. Costco and TJX performed well as both companies offer a value proposition that resonates with consumers in a slow growth economic environment. McDonald’s posted another year of strong gains, benefiting from international expansion and improvements in its menu options and modernized restaurants.
Q.	What were the weakest performing holdings?
A.	Walgreens declined due to management’s apparently entrenched negotiating position with Express Scripts. Although company management was adamant they would be able to retain customers even if Express Scripts drops Walgreens from its plans, we believe Walgreens position will weaken over time as consumers may accept and become accustomed to a new pharmacy and thus we eliminated the position. General Electric suffered negative returns and we exited the stock despite the stock’s attractive valuation as the stock was not as defensive as we had expected, likely due to investor concerns about a new round of credit losses at GE Capital and the likelihood that decelerating economic growth may push out recovery in later cycle industrial businesses. Apache declined in the period and the position was eliminated due to our concern that Apache may be hampered by the ongoing political transition in Egypt. Broadcom fell and was eliminated after the company had greater than expected increases in operating expenses. Disney declined and we exited the stock due to upcoming tough comparisons, slowing economic growth, deleveraging consumers, and heightened capital expenditures.
Q.	How was the Fund positioned as of October 31, 2011?
A.	In our opinion, the stock market correction during the third quarter was caused by investors realizing that the developed world had too much debt and that economic and profit growth would be slower than anticipated as these countries deleverage. In addition, due to the bruising battle over raising the U.S. debt ceiling and subsequent decision by Standard & Poor’s to cut the United States’ AAA credit rating, it became evident that U.S. policymakers had limited stimulus options for dealing with a slower economic growth environment. While relief rallies are likely to develop along the way, this more challenging and volatile stock market environment may persist into 2012 as investors further reduce their economic growth and valuation assumptions. We believe the better than market investment trends that developed during the third quarter of 2011 for the higher-quality growth issues held in the Fund are likely to continue in the period ahead. The shares of these companies are attractively valued and their earnings growth rates are more assured due to their financial strength and global diversification. The Fund’s more defensive growth holdings that offer attractive dividend yields and dividend growth prospects are particularly attractive in the very low bond yield environment that is expected to last for a considerable time.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	8.56%
Five Year	3.69%
Ten Year	3.06%
Since Inception	8.28%
Inception Date 11/02/94
Average Annual Total Returns — Class I

One Year	8.82%
Five Year	3.94%
Ten Year	3.34%
Since Inception	6.38%
Inception Date 06/28/96
Average Annual Total Returns — Class R

One Year	8.29%
Five Year	3.44%
Since Inception	5.45%
Inception Date 12/31/02
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The total expense ratio for the N class and I class is 1.09% and 0.84% respectively, as disclosed in the prospectus dated March 1, 2011. Please refer to the Financial Highlights section in this report for more 2011 fiscal year end related information.
| 2

Aston Funds
ASTON/Montag & Caldwell Growth Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 94.43%
	Consumer Discretionary — 14.50%
1,211,600	Bed Bath & Beyond *	$74,925,344
1,596,700	McDonald’s	148,253,595
951,200	NIKE, Class B	91,648,120
2,019,600	Omnicom Group	89,831,808
1,599,600	TJX	94,264,428

		498,923,295

	Consumer Staples — 22.22%
2,346,000	Coca-Cola	160,278,720
1,130,000	Colgate-Palmolive	102,118,100
939,500	Costco Wholesale	78,213,375
4,033,900	Kraft Foods, Class A	141,912,602
2,000,000	PepsiCo	125,900,000
2,440,000	Procter & Gamble	156,135,600

		764,558,397

	Energy — 8.24%
1,225,200	Cameron International *	60,206,328
1,545,300	Halliburton	57,732,408
1,060,000	Occidental Petroleum	98,516,400
911,200	Schlumberger	66,945,864

		283,401,000

	Financials — 1.56%
1,550,000	JPMorgan Chase	53,878,000

	Healthcare — 16.08%
2,860,000	Abbott Laboratories	154,068,200
1,507,700	Allergan	126,827,724
1,417,000	AmerisourceBergen	57,813,600
1,513,400	Medco Health Solutions *	83,025,124
2,750,000	Stryker	131,752,500

		553,487,148

	Industrials — 6.07%
1,300,000	Emerson Electric	62,556,000
946,300	Fluor	53,797,155
1,320,000	United Parcel Service, Class B	92,716,800

		209,069,955

	Information Technology — 23.28%
2,199,800	Accenture PLC, Class A (Ireland)	132,559,948
338,370	Apple *	136,965,409
1,877,700	Cisco Systems	34,793,780
245,680	Google, Class A *	145,599,795
4,058,200	Oracle	132,987,214
2,458,000	Qualcomm	126,832,800
978,200	Visa, Class A	91,226,932

		800,965,878

	Materials — 2.48%
1,171,500	Monsanto	85,226,625

	Total Common Stocks (Cost $2,860,618,137)	3,249,510,298

INVESTMENT COMPANY — 7.01%
241,032,117	BlackRock Liquidity Funds
	TempCash Portfolio	241,032,117

	Total Investment Company (Cost $241,032,117)	241,032,117

Total Investments — 101.44% (Cost $3,101,650,254)**		3,490,542,415

Net Other Assets and Liabilities — (1.44)%		(49,522,989)

Net Assets — 100.00%		$3,441,019,426

* Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $3,107,656,807.

Gross unrealized appreciation	$412,310,207
Gross unrealized depreciation	(29,424,599)

Net unrealized appreciation	$382,885,608

See accompanying Notes to Financial Statements.
| 3

Aston Funds
ASTON/Veredus Select Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
B. Anthony Weber; Charles F. Mercer, Jr., CFA & Michael E. Johnson, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?
A.	Entering 2011, the Fund was positioned for an expansionary phase in the U.S. economy two years after it had hit bottom, but a defensive theme took hold as fears of slipping back into recession increased during the summer. For the third time in three years, the correlations of the movements of individual stocks to their broader indexes spiked above 80%, reaching an all-time high of 84% during the summer of 2011 and eclipsing the high created during the 1987 crash. This phenomenon was driven by macroeconomic concerns about sovereign debt issues among Euro zone nations. Thus, performance was often driven more by sector weightings than individual stock-picking, as areas lightly owned by the Fund—Consumer Staples, Healthcare, Telecom, and Utilities—provided most of the outperformance in the market.
Q.	What were the best performing holdings for the Fund during the period?
A.	Sina Corp., the Chinese on-line media company, was the biggest gainer in the portfolio during the past year as the stock was up 121%. The company offered a Twitter-like service that accelerated earnings. CBS had a great year as ad spending picked up nicely. Humana benefitted from results in its Medicare advantage business and a hefty increase in its earnings estimates that produced a gain of 55%.
Q.	What were the weakest performing holdings?
A.	Walter Energy, a metallurgical coal company that produces and exports primarily to utilities, reported a dismal quarter as production was cut due to floods, among other things. The stock declined 45%, was sold, and then went much lower on macroeconomic concerns during the third quarter. Atmel, a semiconductor company, was bought early in 2011 and was sold in two pieces. The first being in late July when it was down 20%, but before the broad market sell-off, as it was breaking down technically. The rest was sold after a 40% loss when it was feared that the company would lose some of its Apple business. We got involved with F5 Networks, the telecom networking company, in early July and sold it in early August as a result of the economic environment from Europe. This resulted in a loss.
Q.	How was the Fund positioned as of October 31, 2011?
A.	The Fund is still positioned towards economically sensitive areas with the Technology sector being the greatest focus and Qualcomm, Electronic Arts, Intel, and Apple the largest positions. Consumer Discretionary is the next largest focus and is led by Nike, Ralph Lauren and Ford. The Industrial space is next with Cummins and Quanta Services and then Healthcare led by Humana. We still believe the market is telling us that the European situation will be resolved, at least partially, and that is the way we have positioned the Fund.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	-5.11%
Five Year	-0.66%
Since Inception	2.43%
Inception Date 12/31/01
Average Annual Total Returns — Class I

One Year	-4.88%
Five Year	-0.39%
Since Inception	1.35%
Inception Date 09/11/06
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers had not been in effect.
| 4

Aston Funds
ASTON/Veredus Select Growth Fund	October 31,2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 98.51%
	Consumer Discretionary — 23.41%
33,575	Apollo Group, Class A *	$1,589,776
56,600	CBS, Class B	1,460,846
207,450	Ford Motor *	2,423,016
35,780	Las Vegas Sands *	1,679,871
44,975	Mattel	1,270,094
20,125	McDonald’s	1,868,606
31,150	NIKE, Class B	3,001,303
2,975	priceline.com *	1,510,467
15,950	Ralph Lauren	2,532,701
17,300	Under Armour, Class A *	1,460,293

		18,796,973

	Energy — 3.50%
33,200	Cameron International *	1,631,448
28,150	Oceaneering International	1,177,515

		2,808,963

	Financials — 6.07%
29,950	American Express	1,516,069
63,200	Comerica	1,614,760
73,850	Discover Financial Services	1,739,906

		4,870,735

	Healthcare — 10.30%
10,625	Biogen Idec *	1,236,325
19,375	Cerner *	1,228,956
27,275	Humana	2,315,375
3,800	Intuitive Surgical *	1,648,668
38,275	UnitedHealth Group	1,836,817

		8,266,141

	Industrials — 12.69%
64,050	BE Aerospace *	2,416,606
28,175	Cummins	2,801,440
21,175	Hubbell, Class B	1,266,053
7,550	Precision Castparts	1,231,783
118,225	Quanta Services *	2,469,720

		10,185,602

	Information Technology — 42.54%
7,100	Apple *	2,873,938
74,790	Avago Technologies (Singapore)	2,525,658
54,750	Broadcom, Class A *	1,975,928
75,275	eBay *	2,396,003
130,100	Electronic Arts *	3,037,835
117,350	Intel	2,879,769
250,400	Micron Technology *	1,399,736
105,775	Microsoft	2,816,788
370,000	Nokia, SP ADR (Finland)	2,490,100
59,400	Qualcomm	3,065,040
71,650	Riverbed Technology *	1,976,107
35,550	Rovi *	1,761,147
14,925	Salesforce.com *	1,987,562
31,825	Visa, Class A	2,968,000

		34,153,611

	Total Common Stocks (Cost $75,597,121)	79,082,025

INVESTMENT COMPANY — 4.95%
3,973,419	BlackRock Liquidity Funds
	TempCash Portfolio	3,973,419

	Total Investment Company (Cost $3,973,419)	3,973,419

Total Investments — 103.46% (Cost $79,570,540)**		83,055,444

Net Other Assets and Liabilities — (3.46)%		(2,778,170)

Net Assets — 100.00%		$80,277,274

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $79,769,715.

Gross unrealized appreciation		$4,886,166
Gross unrealized depreciation		(1,600,437)

Net unrealized appreciation		$3,285,729

SP ADR	Sponsored American Depositary Receipt
See accompanying Notes to Financial Statements.
| 5

Aston Funds
ASTON/TAMRO Diversified Equity Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
Philip D. Tasho, CFA & Timothy A. Holland, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	With stocks delivering the best October performance in over 20 years, U.S. markets returned to positive territory for the trailing 1-year period. The underperformance of the Fund relative to the benchmark, the Russell 1000 Index, was primarily due to weak stock selection in the Technology, Consumer Discretionary and Utilities sectors. Offsetting this to some degree was strong stock selection in the Energy, Healthcare and Materials sectors.

While concerns about the European debt crisis and domestic economic growth caused markets to swing violently in recent months, we remained focused on investing in companies that we deem to possess a sustainable competitive advantage. We look to opportunistically buy these companies when the valuation is attractive — where we calculate an upside potential that is at least three times greater than the downside risk. In times of uncertainty we stay with what we know best. Historically, this has served us well.

Q.	What were the best performing holdings for the Fund during the period?

A.	Range Resources is an E&P company focused on natural gas. Production growth combined with low operating costs produced strong revenue and earnings results. Healthcare IT firm Cerner benefited from continued execution, a robust backlog and increased guidance from management. Shares of NVIDIA surged on the January 2011 announcement that this producer of graphics processors had entered into a cross-licensing agreement with Intel.

Q.	What were the weakest performing holdings?

A.	Shares of smartphone supplier Research in Motion were impacted by competitors taking market share and declining revenue caused by the transition to a new operation system. Ixia, the leader in high-end internet protocol network testing solutions, suffered a near-term disruption in revenue and earnings after the earthquake in Japan, due to its exposure in Asia. Vasco Data Security International produces products that enable the authentication of users for secure access to information over the internet. A recently acquired web security subsidiary was breached, which served as a black eye for the previously untainted firm.

Q.	How was the Fund positioned as of October 31, 2011?

A.	While our expectations call for a continuation of modest domestic growth, the Fund’s investment process focuses on individual, bottom-up stock selection to identify companies that we believe are best able to execute given their specific competitive advantage. Our approach to portfolio management is opportunistic and broadly diversified, with sector weights determined by where we see opportunities at the stock level. At October 31, 2011, Technology, Financials and Industrials were the largest sectors. From our investment category perspective, higher quality Leaders and Innovators, focused on low cost operations and efficiency, comprised 90% of the portfolio. Laggards, or companies undergoing restructuring, made up 10%.

We decisively added to the Financial sector in recent months as we believe we have identified high-quality companies that represented attractive opportunities. We believe domestic economic growth is only sustainable with a strong Financial sector and we have identified clear leaders that have executed throughout the financial crisis. We see only a handful of leading companies with a competitive advantage that have differentiated themselves relative to their peers and that are attractively priced due to investors’ current disinterest.

We believe that as the macro environment settles down, investors will again focus on the strong points supporting U.S. equities, namely: attractive valuations, strong corporate balance sheets, continued execution at the company level and that, in our opinion, U.S. equities are an under-owned asset class. Numerous signs are showing we may finally be at that inflection point.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	4.31%
Five Year	1.97%
Ten Year	5.11%
Since Inception	4.37%
Inception Date 11/30/00
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The total expense ratio for the N class is 1.64% as disclosed in the prospectus dated March 1, 2011. Please refer to the Financial Highlights section in this report for more 2011 fiscal year end related information.
The performance quoted would have been lower if fee waivers had not been in effect.
| 6

Aston Funds

ASTON/TAMRO Diversified Equity Fund	October 31, 2011
Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 96.18%
	Consumer Discretionary — 11.91%
17,641	CarMax *	$530,288
8,069	DeVry	304,040
14,188	Home Depot	507,930
17,775	Johnson Controls	585,331
9,136	Morningstar	538,750
30,341	Texas Roadhouse	434,787

		2,901,126

	Consumer Staples — 5.55%
13,675	Kraft Foods, Class A	481,087
7,247	McCormick & Co (Non-Voting Shares)	351,914
7,413	Philip Morris International	517,946

		1,350,947

	Energy — 11.91%
7,574	EOG Resources	677,343
7,881	Exxon Mobil	615,427
5,716	Occidental Petroleum	531,245
8,144	Range Resources	560,633
12,262	Southwestern Energy *	515,494

		2,900,142

	Financials — 16.57%
12,460	American Express	630,725
6,520	Berkshire Hathaway, Class B *	507,647
4,013	Franklin Resources	427,906
8,698	Iberiabank	449,861
14,054	JPMorgan Chase	488,517
14,337	MetLife	504,089
17,750	Raymond James Financial	539,068
9,227	T. Rowe Price Group	487,555

		4,035,368

	Healthcare — 12.83%
7,326	Allergan	616,263
8,778	Athenahealth *	464,444
7,406	Cerner *	469,763
7,150	DaVita *	500,500
9,294	Johnson & Johnson	598,441
11,634	Teva Pharmaceutical, SP ADR (Israel)	475,249

		3,124,660

	Industrials — 16.15%
8,207	Advisory Board *	502,679
13,047	AGCO *	571,850
7,793	Boeing	512,702
15,230	Cintas	455,225
14,690	Colfax *	371,069
12,162	Danaher	588,033
8,764	Fluor	498,233
4,974	Joy Global	433,733

		3,933,524

	Information Technology — 17.15%
12,696	Acme Packet *	459,722
1,221	Apple *	494,236
22,777	Cisco Systems	422,058
33,451	Dell *	528,860
4,252	F5 Networks *	441,995
3,655	Factset Research Systems	363,380
1,094	Google, Class A *	648,348
13,016	Research In Motion (Canada) *	262,923
20,074	Riverbed Technology *	553,641

		4,175,163

	Materials — 4.11%
6,937	Monsanto	504,667
8,486	Mosaic	496,940

		1,001,607

	Total Common Stocks (Cost $21,455,319)	23,422,537

Number of
Contracts
PURCHASED OPTIONS — 0.49%
42	Boeing — Call Strike @ $70 Exp 01/12	7,266
29	Boeing — Call Strike @ $80 Exp 01/13	9,570
439	Cisco — Call Strike @ $20 Exp 01/13	78,142
351	Dell — Call Strike @ $20 Exp 01/12	3,510
209	Johnson & Johnson — Call Strike @ $70 Exp 01/12	4,598
63	Johnson & Johnson — Call Strike @ $70 Exp 01/13	14,742
123	JPMorgan Chase — Call Strike @ $52.5 Exp 01/12	369
50	JPMorgan Chase — Call Strike @ $55 Exp 01/13	1,950
111	MetLife — Call Strike @ $55 Exp 01/12	555

	Total Purchased Options (Cost $270,218)	120,702

See accompanying Notes to Financial Statements.
| 7

Aston Funds

ASTON/TAMRO Diversified Equity Fund	October 31, 2011
Schedule of Investments — continued

		Market
Shares		Value
INVESTMENT COMPANY — 2.97%
722,613	BlackRock Liquidity Funds TempCash Portfolio	$722,613

	Total Investment Company (Cost $722,613)	722,613

Total Investments — 99.64% (Cost $22,448,150)**		24,265,852

Net Other Assets and Liabilities — 0.36%		87,800

Net Assets — 100.00%		$24,353,652

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $22,515,212.

Gross unrealized appreciation	$3,003,759
Gross unrealized depreciation	(1,253,119)

Net unrealized appreciation	$1,750,640

SP ADR	Sponsored American Depositary Receipt
See accompanying Notes to Financial Statements.
| 8

Aston Funds
ASTON/Herndon Large Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
Randell Cain, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Over the last 12 months, the portfolio outperformed the Russell 1000 Value by nearly 300 basis points. From a sector perspective, the top contributors were Consumer Discretionary, Energy and Financials. The major detractors were Telecommunications, Information Technology, and Utilities. Overall, positive contributions to performance were produced by nine of the ten major sectors and positive absolute returns were generated by eight of the ten sectors.

Q.	What were the best performing holdings for the Fund during the period?

A.	The highest individual stock contributors to the portfolio’s performance were Herbalife (up 81%), Kinetic Concept (+79%, no longer held) and Marathon Oil (+51%). These securities represent holdings in the Consumer Staples, Healthcare and Energy sectors.

Q.	What were the weakest performing holdings?

A.	The highest individual stock detractors to the portfolio’s performance were Owens Illinois (-41%), Lazard Ltd (-34%) and RPC Inc. (-25%). These stocks are in the Materials, Financial Services, and Energy sectors.

Q.	How was the Fund positioned as of October 31, 2011?

A.	As of October 31, 2011, the portfolio was overweight in Consumer Staples, Energy, Materials and Technology. The most significant underweight sectors were Financials, Telecom, Healthcare, and Utilities. Industrials and Consumer Discretionary were close to a market weight.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Value investing involves the risk that a Fund’s investing in companies believed to be undervalued will not appreciate as anticipated.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	9.09%
Since Inception	8.20%
Inception Date 03/31/10
Total Return — Class I

Cumulative Since Inception	-1.31%
Inception Date 03/02/11
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers and reimbursements had not been in effect.
| 9

Aston Funds

ASTON/Herndon Large Cap Value Fund	October 31, 2011
Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 93.86%
	Consumer Discretionary — 9.12%
8,447	Coach	$549,646
2,294	Ross Stores	201,253
11,488	TJX	676,988
3,951	Yum! Brands	211,655

		1,639,542

	Consumer Staples — 13.20%
15,600	Altria Group	429,780
15,951	Avon Products	291,584
2,181	Campbell Soup	72,518
3,358	Colgate-Palmolive	303,462
9,169	Herbalife (Cayman)	571,779
5,494	Kellogg	297,830
5,787	Philip Morris International	404,338

		2,371,291

	Energy — 16.11%
3,697	Apache	368,332
3,604	Chevron	378,600
3,787	Core Laboratories (Netherlands)	409,981
5,549	Diamond Offshore Drilling	363,681
7,899	Exxon Mobil	616,833
12,845	HollyFrontier	394,213
13,963	Marathon Oil	363,457

		2,895,097

	Financials — 17.37%
6,970	Aflac	314,277
15,116	American Capital Agency, REIT	415,841
19,688	Annaly Capital Management, REIT	331,743
14,385	Apartment Investment & Management, Class A, REIT	354,878
153,491	Chimera Investment, REIT	462,008
12,837	Eaton Vance	337,485
15,703	Federated Investors, Class B	306,837
10,110	Lazard, Class A (Bermuda)	276,407
11,615	Waddell & Reed Financial, Class A	322,084

		3,121,560

	Healthcare — 10.05%
12,385	Endo Pharmaceuticals Holdings *	400,159
8,442	Express Scripts *	386,053
8,931	Gilead Sciences *	372,065
10,299	Warner Chilcott PLC, Class A (Ireland) *	186,618
5,748	Waters *	460,530

		1,805,425

	Industrials — 8.06%
3,477	3M	274,753
8,971	Copa Holdings SA, Class A (Panama)	619,627
1,945	Cummins	193,391
4,747	Lockheed Martin	360,297

		1,448,068

	Information Technology — 12.32%
6,184	Accenture PLC, Class A	372,648
1,119	Apple *	452,949
16,172	Corning	231,098
2,223	International Business Machines	410,433
16,918	Microsoft	450,526
11,154	Western Digital *	297,143

		2,214,797

	Materials — 5.21%
2,096	CF Industries Holdings	340,118
6,652	Cliffs Natural Resources	453,799
3,541	Freeport-McMoRan Copper & Gold	142,561

		936,478

	Telecommunication Services — 2.42%
35,685	Windstream	434,286

	Total Common Stocks (Cost $16,991,120)	16,866,544

INVESTMENT COMPANY — 4.95%
888,757	BlackRock Liquidity Funds TempCash Portfolio	888,757

	Total Investment Company (Cost $888,757)	888,757

Total Investments — 98.81% (Cost $17,879,877)**		17,755,301

Net Other Assets and Liabilities — 1.19%		214,667

Net Assets — 100.00%		$17,969,968

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $18,176,018.

Gross unrealized appreciation	$590,412
Gross unrealized depreciation	(1,011,129)

Net unrealized depreciation	$(420,717)

REIT	Real Estate Investment Trust
See accompanying Notes to Financial Statements.
| 10

Aston Funds
ASTON/Cornerstone Large Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011

(Formerly the ASTON Value Fund)	John Campbell, CFA; Rick van
Nostrand, CFA; Cameron Clement,
CFA; & Dean Morris, CFA
Cornerstone Investment Partners, LLC became the subadviser to the Fund on July 15, 2011. Performance prior to that date reflects the performance of a previous subadviser.
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	While the Fund fared well for the fiscal year, we had just begun our management duties mid-July as the market downturn got underway. The reasons for the market down turn were varied but carried a similar theme of global economic malaise and mounting debt. The economic concerns were high as global data showed slowing across the board not only in the U.S. and Europe but also in the previously bulletproof emerging economies. As a result, European indices were also down significantly in the period. With respect to the debt issues, the period began with Congress taking the U.S. to the brink of default over the debt ceiling and ended with politicians struggling with debt reduction initiatives. That said, debt concerns were not just the province of the U.S. as the Euro zone continued to deal with debt restructurings for Greece and Italy as possible defaults loomed. The combination of these factors made the quarter a volatile one for investors.

Q.	What were the best performing holdings for the Fund during the period?

A.	VF Corp. contributed strongly to relative outperformance as the company continued its integration of Timberland, a manufacturer and retailer of outdoor wear and footwear. The deal is expected to be highly accretive for VF Corp., and increases its presence in outdoor and action sports, areas of considerable potential and focus. Gamestop was also a leading contributor to performance as the company reported continued strong results in both the new and used games areas. The company also hosted a well-received analyst day in which it outlined their digital growth strategy which included the acquisitions of Spawn Labs and Impulse. Additionally, the portfolio benefited from holdings in ACE Ltd., Apple Inc. and Bristol-Myers Squibb Co.

Q.	What were the weakest performing holdings?

A.	Shares of TEVA Pharmaceutical (TEVA) came under pressure as negative news on their branded drug for multiple sclerosis, Copaxone, came out. Its upcoming patent expiration was brought to the forefront of investor attention as generic offerings of a similar drug were unexpectedly approved by the FDA. Investor attention in recent months has been so consumed with TEVA’s branded offerings that their main business and core competency, generic drug manufacturing, has almost been forgotten. Indeed, it is our opinion that the market is assigning almost no value to the branded business. Western Digital (WDC) sold off with the overall market on macro concerns but also because flooding in Thailand caused the company to suspend all production in its Thai facilities, which equated to roughly 60% of company-wide HDD production. While this news is significant, it will be short-lived and the long-term thesis on WDC is still intact. Furthermore, consolidation in the industry should shore up the industry in favor of WDC. Additionally, the portfolio experienced some pressure from holdings in Life Technologies, Morgan Stanley and Citigroup.

Q.	How was the Fund positioned as of October 31, 2011?

A.	It is our belief that the short-term is largely unpredictable in the financial markets. As a result, the Fund does not attempt to forecast macroeconomic events such as, interest rates, GDP or any other unforecastable event. Rather, we take a bottom up approach by identifying successful companies trading at attractive valuations with low expectations. The recent sell-off in the markets has allowed the Fund to focus on very successful franchises trading at discount valuations, and the volatility has allowed us to upgrade the quality of the companies in our portfolio. As these concerns abate over time, we believe this discipline and patience is likely to pay off as the prices of these companies revert to fair value.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Value investing involves the risk that a Fund’s investing in companies believed to be undervalued will not appreciate as anticipated.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	10.44%
Five Year	0.50%
Ten Year	5.45%
Since Inception	6.97%
Inception Date 01/04/93
Average Annual Total Returns — Class I

One Year	10.95%
Five Year	0.77%
Since Inception	3.35%
Inception Date 09/20/05
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The total expense ratio for the N class and I class is 1.19% and 0.94%, respectively, as disclosed in the prospectus dated March 1, 2011. Please refer to the Financial Highlights section in this report for more 2011 fiscal year end related information.
The performance quoted would have been lower if fee waivers had not been in effect.
| 11

Aston Funds

ASTON/Cornerstone Large Cap Value Fund	October 31, 2011
Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 95.02%
	Consumer Discretionary — 9.67%
31,975	GameStop, Class A *	$817,601
25,375	Mattel	716,590
6,213	VF	858,761

		2,392,952

	Consumer Staples — 3.51%
15,325	Wal-Mart Stores	869,234

	Energy — 10.58%
10,675	Chevron	1,121,409
9,850	Hess	616,216
12,450	Royal Dutch Shell PLC, ADR (United Kingdom)	882,830

		2,620,455

	Financials — 15.73%
12,500	ACE (Switzerland)	901,875
17,925	Capital One Financial	818,456
7,175	Chubb	481,084
24,400	Citigroup	770,796
52,225	Morgan Stanley	921,249

		3,893,460

	Healthcare — 16.76%
23,425	Bristol-Myers Squibb	739,996
21,775	Eli Lilly	809,159
27,000	Merck	931,500
17,824	Sanofi, ADR (France)	637,244
25,275	Teva Pharmaceutical, SP ADR (Israel)	1,032,483

		4,150,382

	Industrials - 7.36%
12,800	General Dynamics	821,632
6,175	Lockheed Martin	468,683
6,525	Parker Hannifin	532,113

		1,822,428

	Information Technology — 27.57%
2,405	Apple *	973,496
100,750	Flextronics International (Singapore) *	661,424
1,675	Google, Class A *	992,672
36,825	Intel	903,686
3,975	International Business Machines	733,904
29,125	Microsoft	775,599
32,075	Oracle	1,051,097
27,500	Western Digital *	732,600

		6,824,478

	Materials — 1.61%
15,700	Vale SA, SP ADR (Brazil)	398,936

	Telecommunication Services — 2.23%
18,850	AT&T	552,493

	Total Common Stocks (Cost $23,091,917)	23,524,818

INVESTMENT COMPANY — 4.63%
1,145,564	BlackRock Liquidity Funds TempCash Portfolio	1,145,564

	Total Investment Company (Cost $1,145,564)	1,145,564

Total Investments — 99.65% (Cost $24,237,481)**		24,670,382

Net Other Assets and Liabilities — 0.35%		86,356

Net Assets — 100.00%		$24,756,738

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $24,326,302.

Gross unrealized appreciation	$1,265,019
Gross unrealized depreciation	(920,939)

Net unrealized appreciation	$344,080

ADR	American Depositary Receipt

SP ADR	Sponsored American Depositary Receipt
See accompanying Notes to Financial Statements.
| 12

Aston Funds

ASTON/River Road Dividend All Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
Henry W. Sanders, III, CFA; Thomas Forsha, CFA & James C. Shircliff, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Over the last 12 months, the most significant market factors affecting performance were the continued strong demand for dividends and an increased focus on quality. According to Merrill Lynch, dividend-based strategies were among the best performing over the period. The Telecommunication Services sector had the highest total return and the highest impact on relative results. Looking at specific holdings, it was the foreign stocks in the sector that drove these results.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to the Fund’s total return were ConocoPhillips and Chevron Corp. ConocoPhillips is the third largest, U.S.-based, international integrated energy company. Shares performed well in response to a $5-10 billion increase in the divestiture program and the allocation of proceeds to shareholders, with a $10 billion share repurchase program announced in February 2011 and a +20% dividend increase in March 2011. Furthermore, the refinery business has benefited from improved profitability and in June 2011, management announced plans for a tax-free spin-off of these downstream assets into a new company. Chevron Corp. (CVX) is the second largest integrated energy company in the United States. The firm benefited from higher domestic and international oil prices over the last 12 months combined with steady production from its sizable reserve base. Projects targeted at new, incremental oil and gas production have tracked on budget and on time. CVX also continued to return capital to shareholders through a new share repurchase program and an 8.3% dividend hike in May.

Q.	What were the weakest performing holdings?

A.	The two holdings with the lowest contribution to the Fund’s total return were Nordic American Tankers and Federated Investors Inc. Nordic American Tankers is a global shipping company focused on the seaborne transportation of crude oil. Shares performed poorly as day rates for oil tankers continued to decline with the average daily rate falling from $14,400/day in the fourth quarter of 2010 to $8,000/day in the third quarter of 2011, well below the 11-year average of $40,000/day. In recent quarters, cash flow from operations has been insufficient to cover the quarterly dividend, but the company has still been able to pay shareholders from cash on hand and its credit line. Federated Investors Inc. is the third largest domestic manager of money market funds. In this low interest rate environment, Federated has given fee waivers to its clients in order to maintain positive yields, which harmed company profitability. When the Federal Reserve recently announced its intention to keep rates at current low levels until at least 2013, it became obvious that conditions would not improve within our investment time horizon, and we subsequently sold the position.

Q.	How was the Fund positioned as of October 31, 2011?

A.	The overall positioning of the Fund has been somewhat defensive and we do not expect that will change in the coming months. While the October rally has reduced the discount-to-value in the Fund, we remain positive on the intermediate- to longer-term prospects for dividend focused strategies. The relative performance of the Fund during the correction has remained consistent with both our expectations and historical experience. Going forward we will remain steadfast in our focus on stocks with high and growing dividends, healthy balance sheets, and attractive valuations.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Value investing involves the risk that a Fund’s investing in companies believed to be undervalued will not appreciate as anticipated.
Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	6.94%
Five Year	2.04%
Since Inception	5.12%
Inception Date 06/28/05
Average Annual Total Returns — Class I

One Year	7.21%
Since Inception	-0.19%
Inception Date 06/28/07
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers had not been in effect.
| 13

Aston Funds

ASTON/River Road Dividend All Cap Value Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 97.07%
	Consumer Discretionary — 12.34%
207,245	Bob Evans Farms	$6,818,360
140,595	Cracker Barrel Old Country Store	5,959,822
136,805	Darden Restaurants	6,550,223
244,655	Genuine Parts	14,050,537
433,105	Hillenbrand	9,142,847
100,840	McDonald’s	9,362,994
231,400	National CineMedia	2,799,940
71,270	PetSmart	3,346,127
512,095	Regal Entertainment Group, Class A	7,394,652
202,675	Target	11,096,456

		76,521,958

	Consumer Staples — 17.36%
144,565	Compania Cervecerias Unidas, ADR (Chile)	8,280,683
68,030	Diageo, SP ADR (United Kingdom)	5,638,326
408,005	General Mills	15,720,433
191,190	Kimberly-Clark	13,327,855
134,655	McCormick & Co (Non-Voting Shares)	6,538,847
220,035	PepsiCo	13,851,203
135,965	Procter & Gamble	8,700,400
523,470	Sara Lee	9,317,766
85,160	Smucker (J.M.)	6,559,023
439,555	Sysco	12,184,465
132,735	Wal-Mart Stores	7,528,729

		107,647,730

	Energy — 10.38%
679,030	BreitBurn Energy Partners LP	12,229,330
121,195	Chevron	12,731,535
148,070	ConocoPhillips	10,313,076
211,060	Nordic American Tankers (Bermuda)	3,043,485
339,560	Seadrill, ADR (Bahamas)	11,249,623
334,425	Ship Finance International (Bermuda)	4,785,622
349,905	Spectra Energy	10,017,780

		64,370,451

	Financials — 13.07%
258,790	Apollo Investment	2,142,781
49,260	BlackRock	7,772,735
188,970	Chubb	12,670,439
229,365	Cincinnati Financial	6,637,823
149,320	Commerce Bancshares	5,793,616
293,600	Compass Diversified Holdings	3,834,416
112,195	Cullen/Frost Bankers	5,502,043
285,715	First Niagara Financial Group	2,625,721
337,140	OneBeacon Insurance Group, Class A (Bermuda)	5,131,271
109,305	PartnerRe	6,800,957
89,800	PNC Financial Services Group	4,823,158
259,490	Sabra Health Care, REIT	2,664,962
148,755	Safety Insurance Group	6,339,938
195,805	Tower Group	4,646,453
143,275	U.S. Bancorp	3,666,407

		81,052,720

	Healthcare — 7.84%
157,280	AstraZeneca PLC, SP ADR (United Kingdom)	7,535,285
72,345	Becton, Dickinson	5,659,549
151,635	Johnson & Johnson	9,763,778
97,975	Landauer	5,021,219
148,570	Medtronic	5,161,322
220,452	Owens & Minor	6,595,924
461,380	Pfizer	8,886,179

		48,623,256

	Industrials — 13.92%
66,855	3M	5,282,882
237,075	ABM Industries	4,793,657
80,635	General Dynamics	5,175,961
49,545	Grupo Aeroportuario del Sureste SAB de CV, ADR (Mexico)	2,853,792
199,450	Iron Mountain	6,168,989
83,485	Lockheed Martin	6,336,512
207,570	Norfolk Southern	15,358,104
161,785	Raytheon	7,149,279
183,720	United Parcel Service, Class B	12,904,493
100,735	United Technologies	7,855,315
378,865	Waste Management	12,476,024

		86,355,008

	Information Technology — 6.72%
295,940	Automatic Data Processing	15,486,540
687,460	Intel	16,870,268
228,780	Microsoft	6,092,411
110,270	Paychex	3,213,268

		41,662,487

	Materials — 2.22%
188,625	Bemis	5,302,249
224,700	Nucor	8,489,166

		13,791,415

	Telecommunication Services — 6.32%
96,105	Atlantic Tele-Network	3,647,185
363,657	Telefonica Brasil SA ADR (Brazil)	10,553,326
282,910	Verizon Communications	10,462,012
521,010	Vodafone Group, SP ADR (United Kingdom)	14,504,918

		39,167,441

See accompanying Notes to Financial Statements.
| 14

Aston Funds

ASTON/River Road Dividend All Cap Value Fund	October 31, 2011

Schedule of Investments — continued

		Market
Shares		Value
	Utilities — 6.90%
319,805	Avista	$8,139,037
573,245	Duke Energy	11,705,663
90,265	Entergy	6,243,630
188,845	Southern	8,158,104
229,305	Unisource Energy	8,548,490

		42,794,924

	Total Common Stocks (Cost $547,032,218)	601,987,390

INVESTMENT COMPANY — 2.43%
15,089,721	BlackRock Liquidity Funds TempCash Portfolio	15,089,721

	Total Investment Company (Cost $15,089,721)	15,089,721

Total Investments — 99.50% (Cost $562,121,939)*		617,077,111

Net Other Assets and Liabilities — 0.50%		3,075,874

Net Assets — 100.00%		$620,152,985

*	Aggregate cost for Federal income tax purposes is $563,683,480.

Gross unrealized appreciation	$64,277,084
Gross unrealized depreciation	(10,883,453)

Net unrealized appreciation	$53,393,631

ADR	American Depositary Receipt

LP	Limited Partnership

REIT	Real Estate Investment Trust

SP ADR	Sponsored American Depositary Receipt
See accompanying Notes to Financial Statements.
| 15

Aston Funds

ASTON/Fairpointe Mid Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011

(Formerly the ASTON/Optimum Mid Cap Fund)	Thyra E. Zerhusen, Marie L. Lorden & Mary L. Pierson
Fairpointe Capital LLC became the subadviser to the Fund on April 30, 2011. Performance prior to that date reflects the performance of a previous subadviser. However, Ms. Zerhusen has served as a portfolio manager for the Fund since 1999.

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	After two years of strong outperformance, the Fund underperformed the mid-cap benchmarks during the last 12 months. Various macro concerns including fears of a global recession, the European sovereign debt issues, and the economic stalemate in Washington produced a challenging and volatile environment. What’s different from 2008 is that companies have record levels of cash, which they are using for share buybacks, dividends and acquisitions, all evidence of improved confidence. We may have seen the start of a rebound.

During the past twelve years, the Fund experienced three similar periods of underperformance (2002, 2005 and 2008), each of these were followed by strong periods of outperformance. Our long-term performance rankings are noteworthy. The ASTON/Fairpointe Mid Cap Fund — N class, ranks in the top 4th percentile for three years, the top 4th percentile for five years, and the top 7th percentile for ten years within the Morningstar Mid Cap Blend category. Our recent performance shot up over 17% for the month of October.

Q.	What were the best performing holdings for the Fund during the period?

A.	The best performing stock was Nuance Communications, the leading provider of speech recognition technologies, up 69%. The second best was Beckman Coulter, a manufacturer of medical instruments, which was acquired by Danaher Corporation in late June. The stock returned 58% during the period.

Q.	What were the weakest performing holdings?

A.	The two weakest performing stocks were Akamai Technologies, a leading provider of web acceleration and security, which was our top performer during 2010, declined 46% this period and Southwest Airlines, a lower cost passenger airline, declined 37%.

Q.	How was the Fund positioned as of October 31, 2011?

A.	The Fund appears attractively valued with a P/E ratio of 11.3x, which is below the S&P 400 benchmark (13.5x) and the Russell Midcap Index (11.7x), and even below the S&P 500 (11.7x). At the same time, our mid-cap holdings have better balance sheets and are more profitable when compared to the above mentioned benchmarks.

Morningstar Rankings for the Mid-Cap Blend Category as of 10/31/11 based on Total Return

Morningstar Mid-Cap Blend Category figures allow for a direct comparison of a fund’s performance within its Morningstar Category.

	1 Yr	3 Yr	5 Yr	10 Yr

Percentile Rank	74%	4%	4%	7%
# of Funds	410	375	308	197
Past performance is no guarantee of future results.
The highest or most favorable Morningstar percentile rank is 1 and the lowest percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Various rating agencies categorize funds differently.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	2.98%
Five Year	5.48%
Ten Year	9.44%
Since Inception	11.73%
Inception Date 09/19/94
Average Annual Total Returns — Class I

One Year	3.22%
Five Year	5.74%
Since Inception	6.96%
Inception Date 07/06/04
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The total expense ratio for the N class and I class is 1.15% and 0.90% respectively, as disclosed in the prospectus dated March 1, 2011. Please refer to the Financial Highlights section in this report for more 2011 fiscal year end related information.
| 16

Aston Funds

ASTON/Fairpointe Mid Cap Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 98.88%
	Consumer Discretionary — 25.31%
7,403,100	Belo, Class A	$46,935,654
867,300	BorgWarner *	66,339,777
7,035,000	Gannett	82,239,150
8,554,100	H&R Block	130,792,189
7,833,700	Interpublic Group	74,263,476
2,195,300	Mattel	61,995,272
2,202,155	McGraw-Hill	93,591,588
12,325,445	New York Times, Class A *	93,919,891
1,632,100	Pearson, SP ADR (United Kingdom)	30,030,640
1,453,193	Scholastic	39,018,232

		719,125,869

	Consumer Staples — 4.07%
758,760	Bunge	46,868,605
1,626,550	Molson Coors Brewing, Class B	68,868,127

		115,736,732

	Energy — 4.57%
1,402,625	Compagnie Generale de Geophysique-Veritas, SP ADR (France) *	30,633,330
1,672,200	Denbury Resources *	26,253,540
1,629,692	FMC Technologies *	73,042,795

		129,929,665

	Financials — 6.46%
2,172,255	Cincinnati Financial	62,865,060
2,371,900	Eaton Vance	62,357,251
1,443,900	Northern Trust	58,434,633

		183,656,944

	Healthcare — 14.19%
19,442,850	Boston Scientific *	114,518,386
2,115,900	Charles River Laboratories *	68,301,252
2,298,350	Forest Laboratories *	71,938,355
1,137,600	Hospira *	35,777,520
1,563,250	Lincare Holdings	36,814,538
1,107,450	PerkinElmer	22,890,992
901,500	Varian Medical Systems *	52,936,080

		403,177,123

	Industrials — 11.45%
2,045,800	Chicago Bridge & Iron (Netherlands)	74,835,364
1,927,900	Con-way	56,815,213
998,600	Manpower	43,079,604
7,538,200	Southwest Airlines	64,451,610
498,600	URS *	17,800,020
2,882,000	Werner Enterprises	68,303,400

		325,285,211

	Information Technology — 28.61%
3,752,025	Akamai Technologies *	101,079,553
2,143,100	CA	46,419,546
325,100	Factset Research Systems	32,321,442
1,471,725	Harris	55,557,619
2,058,000	Itron *	75,713,820
2,996,100	Jabil Circuit	61,599,816
2,658,950	Lexmark International Group, Class A *	84,288,715
2,460,304	Mentor Graphics *	27,949,053
1,933,670	Molex	47,742,312
1,804,085	Molex, Class A	36,803,334
3,883,100	Nuance Communications *	102,824,488
3,238,288	Unisys *	84,163,105
1,581,155	Zebra Technologies, Class A *	56,510,480

		812,973,283

	Materials — 4.22%
654,800	FMC	51,657,172
1,040,700	Sigma-Aldrich	68,145,036

		119,802,208

	Total Common Stocks (Cost $2,530,385,592)	2,809,687,035

INVESTMENT COMPANY — 1.04%
29,397,899	BlackRock Liquidity Funds TempCash Portfolio	29,397,899

	Total Investment Company (Cost $29,397,899)	29,397,899

Total Investments — 99.92% (Cost $2,559,783,491)**		2,839,084,934

Net Other Assets and Liabilities — 0.08%		2,403,898

Net Assets — 100.00%		$2,841,488,832

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $2,561,397,831.

Gross unrealized appreciation	$425,143,770
Gross unrealized depreciation	(147,456,667)

Net unrealized appreciation	$277,687,103

SP ADR	Sponsored American Depositary Receipt
See accompanying Notes to Financial Statements.
| 17

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
M. Scott Thompson, CFA & Andrew W. Jung, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Over the last 12 months the Fund outperformed its primary benchmark resulting mostly from stock selection and to a lesser extent sector allocation. Our focus on high quality companies, with unique and defensible growth drivers, performed well during a period of increased market volatility. Stock selection in the Consumer Discretionary sector was particularly good. Our high quality Consumer holdings continued to display strong relative earnings momentum, benefitting from modest growth in consumer spending as well as differentiated company specific characteristics such as continued store growth, strong brands and compelling value propositions, to name a few. Stock selection was also positive in Industrials, Technology and Healthcare. Our stock selection in the Financial and Energy sectors were detriments to relative performance, though our allocation to those sectors provided modest offsets.

Q.	What were the best performing holdings for the Fund during the period?

A.	Tractor Supply, which operates retail farm and ranch stores, was the largest single stock contributor to performance. The company benefited from robust same store sales momentum, new store growth, and focus on margin expansion. Second, Donaldson shares reacted positively to revenue and earnings growth that exceeded prior expectations, driven by ramping production of on-highway heavy trucks and off-road machinery. Better than expected filtration sales and improved profit margins contributed to strong earnings momentum. Finally, Oceaneering’s focus on deepwater equipment and remote-operated vehicle services is in the sweet spot of oil/gas industry development trends. The stock performed well over the last twelve months as investors came to appreciate the resilience of earnings during the most recent recession and the outlook for above average revenue and earnings growth in the period ahead as deepwater development accelerates.

Q.	What were the weakest performing holdings?

A.	Our biggest detractor to relative performance for the period was oil and gas company Newfield Exploration. The company failed to meet production growth expectations and lowered forward-looking production guidance in their key oil shale plays. Next, the price performance of Nvidia shares has been disappointing despite revenue and profits exceeding expectations. The shares have declined as investor enthusiasm for non-iPad tablets (Nvidia is a key supplier of application processors for Android-based tablets and smart-phones) has waned following lackluster early traction in the marketplace. Last, Amphenol’s stock performed poorly due to weakening profit momentum, a function of softening demand in many of the key markets the company serves after a vigorous recovery year in 2010. With inventories generally in good shape, any lift in end-demand should lead to a rebound in sales for Amphenol.

Q.	How was the Fund positioned as of October 31, 2011?

A.	We see a number of cross currents that will impact market performance over the coming 12 months. First and foremost, investor, consumer and business confidence, and therefore the pace of global economic growth, remains highly dependent upon the path policy makers in Europe and the U.S. take in dealing with debt and budget deficits. The likelihood of retrenchment of fiscal stimulus and the broader debt overhang make subpar economic growth the most likely path. On the positive side of the ledger, the Federal Reserve continues to reinforce the notion they stand ready to provide ample liquidity to jittery markets. This should allow the market to grind moderately higher. Regardless of the near-term outcomes, however, we continue to believe that a major rotation toward higher quality issues is underway. We believe that the companies that comprise our portfolio offer superior growth, a higher degree of earnings predictability, higher returns, and healthier balance sheets than those of the broader mid-cap universe. We believe these characteristics make the portfolio well-suited for the more uncertain environment we expect to prevail in the months and quarters ahead.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	14.10%
Since Inception	-0.68%
Inception Date 11/02/07
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers and reimbursements had not been in effect.
| 18

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund	October 31, 2011
Schedule of Investments

		Market
Shares		Value
COMMON STOCKS—96.71%
	Consumer Discretionary — 22.41%
1,050	Bed Bath & Beyond *	$64,932
910	BorgWarner *	69,606
140	Chipotle Mexican Grill *	47,057
1,300	Dick’s Sporting Goods *	50,817
1,160	Harman International Industries	50,066
3,070	LKQ *	89,583
1,330	O’Reilly Automotive *	101,147
2,680	Omnicom Group	119,206
390	Panera Bread, Class A *	52,139
990	PVH	73,666
390	Ralph Lauren	61,928
1,370	TJX	80,734
1,110	Tractor Supply	78,743
1,480	Wiley (John) & Sons, Class A	70,389

		1,010,013

	Consumer Staples — 6.17%
2,210	Church & Dwight	97,638
1,840	McCormick & Co (Non Voting Shares)	89,350
1,270	Mead Johnson Nutrition	91,250

		278,238

	Energy — 5.99%
1,860	Cameron International *	91,400
880	Core Laboratories (Netherlands)	95,269
1,990	Oceaneering International	83,242

		269,911

	Financials — 5.86%
1,980	Eaton Vance	52,054
580	IntercontinentalExchange *	75,330
2,490	Lazard, Class A (Bahamas)	68,077
2,050	MSCI, Class A *	68,450

		263,911

	Healthcare — 12.11%
2,850	Dentsply International	105,336
770	Edwards Lifesciences *	58,073
1,110	Henry Schein *	76,945
2,130	Quality Systems	82,878
1,640	St. Jude Medical	63,960
1,160	Varian Medical Systems *	68,115
1,130	Waters *	90,536

		545,843

	Industrials — 20.74%
2,090	AMETEK	82,597
1,900	Donaldson	121,695
2,180	Expeditors International Washington	99,408
1,650	Fastenal	62,849
1,310	J.B. Hunt Transport Services	55,426
2,170	Jacobs Engineering Group *	84,196
980	Joy Global	85,456
4,320	Robert Half International	114,178
970	Roper Industries	78,667
800	Stericycle *	66,864
2,380	Verisk Analytics, Class A *	83,656

		934,992

	Information Technology — 18.41%
1,040	Altera	39,437
1,850	Amphenol, Class A	87,857
1,750	ANSYS *	95,130
1,020	F5 Networks *	106,029
590	FactSet Research Systems	58,658
1,670	Fiserv *	98,313
3,960	Juniper Networks *	96,901
2,080	NVIDIA *	30,784
6,140	Polycom *	101,494
6,510	Sapient	80,464
580	Teradata *	34,602

		829,669

	Materials — 5.02%
910	Air Products and Chemicals	78,387
2,750	Ecolab	148,059

		226,446

	Total Common Stocks (Cost $3,411,138)	4,359,023

INVESTMENT COMPANY — 3.88%
174,745	BlackRock Liquidity Funds TempCash Portfolio	174,745

	Total Investment Company (Cost $174,745)	174,745

Total Investments — 100.59% (Cost $3,585,883)**		4,533,768

Net Other Assets and Liabilities — (0.59)%		(26,744)

Net Assets — 100.00%		$4,507,024

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $3,615,861.

Gross unrealized appreciation	$969,179
Gross unrealized depreciation	(51,272)

Net unrealized appreciation	$917,907

See accompanying Notes to Financial Statements.
| 19

Aston Funds
ASTON/Cardinal Mid Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
Amy K. Minella, Eugene Fox III, Robert Kirkpatrick, CFA & Rachel D. Mathews
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Despite a volatile equity market, the Fund was able to post both impressive absolute and relative results for the twelve months ending October 31, 2011. This was primarily as a result of favorable stock selection in the Financials, Energy, Healthcare and Materials sectors.

Q.	What were the best performing holdings for the Fund during the period?

A.	Significant contributors for the twelve months ending October 31, 2011 were diversified across economic sectors. Within Energy, Concho Resources, an oil and gas exploration and development services company, benefitted from higher oil prices, lower costs and significant production growth. Within Financials, Cash America, a specialty finance company focused on pawn and payday loans, rose sharply after the threat of adverse payday lending legislation in Texas ended. Within Industrials, Teledyne, a diversified electronics manufacturer, benefitted from strong operating results. Within Consumer Discretionary, IAC/Interactive Corp, an internet based company focused on personals and internet search with brands such as match.com and ask.com, benefitted from solid financial results and a successful tender for the shares of Meetic S.A., a European online dating site. Within Healthcare, Beckman Coulter, a supplier of clinical laboratory equipment and tests, put itself up for sale causing the stock to rise by more than 50%.

Q.	What were the weakest performing holdings?

A.	The Fund’s weaker performing holdings lagged primarily as a result of general macroeconomic concerns. For example, shares of Atlas Air Worldwide, an air freight logistics company, lagged as international air freight demand slowed and concern about a supply-demand imbalance emerged. However, as older less fuel efficient planes are retired and demand growth resumes, any imbalance should correct, leaving Atlas with a newer and more profitable fleet than competitors. Also, shares of Oasis, an oil and gas company, lagged during the year due to lower oil prices. In the third quarter, the Fund sold its position in Oasis, and bought Concho Resources which has lower cost reserves, better management and more favorable leverage and purchasing power as it is a much larger company.

Q.	How was the Fund positioned as of October 31, 2011?

A.	Our investment outlook is cautious as monetary policy remains accommodative but fiscal policy and credit conditions are now headwinds and the economy is uneven and sluggish. Equity valuations are attractive but market sentiment is poor. Investors are wary of the political process and what that will mean for tax and regulatory policy. Therefore, the financial forecasts driving our valuations have been tempered to reflect greater uncertainty. We have made opportunistic changes to the portfolio, continuing to focus on company-specific valuation catalysts that will benefit the share prices of our companies independent of the economic environment.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.
Value investing involves the risk that a Fund’s investing in companies believed to be undervalued will not appreciate as anticipated.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	8.22%
Since Inception	-1.66%
Inception Date 11/02/07
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers and reimbursements had not been in effect.
| 20

Aston Funds

ASTON/Cardinal Mid Cap Value Fund	October 31, 2011
Schedule of Investments

		Market
Shares		Value
COMMON STOCKS—94.07%
	Consumer Discretionary — 10.37%
2,141	American Eagle Outfitters	$28,111
1,400	Six Flags Entertainment	50,260
835	Stanley Black & Decker	53,315
1,264	Virgin Media	30,816
1,515	Wendy’s	7,666

		170,168

	Consumer Staples — 3.80%
810	Smucker (J.M.)	62,386

	Energy — 7.71%
1,520	Chesapeake Energy	42,742
590	Concho Resources *	55,885
700	World Fuel Services	27,895

		126,522

	Financials — 17.69%
1,680	Ares Capital	25,990
5,340	CapitalSource	33,962
685	Cash America International	37,504
1,300	CYS Investments, REIT	16,484
510	Entertainment Properties Trust, REIT	22,848
910	Government Properties Income Trust, REIT	21,412
1,000	Hatteras Financial, REIT	25,700
1,920	Nelnet, Class A	41,242
1,210	Starwood Property Trust, REIT	22,736
500	T. Rowe Price Group	26,420
438	Willis Group Holdings (Britain)	15,904

		290,202

	Healthcare — 5.35%
521	Henry Schein *	36,116
560	Teleflex	33,522
465	West Pharmaceutical Services	18,074

		87,712

	Industrials — 17.56%
310	Alliant Techsystems	18,005
375	AMETEK	14,820
1,410	Atlas Air Worldwide Holdings *	54,313
951	Equifax	33,428
970	GrafTech International *	15,239
220	J.B. Hunt Transport Services	9,308
2,540	KAR Auction Services *	34,925
2,596	RR Donnelley & Sons	42,315
1,206	Teledyne Technologies *	65,691

		288,044

	Information Technology — 23.62%
1,600	Atmel *	16,896
970	Broadridge Financial Solutions	21,582
2,850	Convergys *	30,495
760	Fiserv *	44,741
560	Global Payments	25,715
310	Harris	11,702
1,520	IAC/InterActiveCorp *	62,062
700	InterDigital	30,415
730	Intuit	39,179
800	j2 Global Communications	24,624
1,776	Progress Software *	37,402
2,440	Western Union	42,627

		387,440

	Materials — 6.50%
510	FMC	40,234
1,770	Silgan Holdings	66,446

		106,680

	Telecommunication Services — 1.47%
1,983	Windstream	24,133

	Total Common Stocks (Cost $1,333,058)	1,543,287

INVESTMENT COMPANY — 6.35%
104,160	BlackRock Liquidity Funds TempCash Portfolio	104,160

	Total Investment Company (Cost $104,160)	104,160

Total Investments — 100.42% (Cost $1,437,218)**		1,647,447

Net Other Assets and Liabilities — (0.42)%		(6,913)

Net Assets — 100.00%		$1,640,534

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $1,437,238.

Gross unrealized appreciation	$264,184
Gross unrealized depreciation	(53,975)

Net unrealized appreciation	$210,209

REIT	Real Estate Investment Trust
See accompanying Notes to Financial Statements.
| 21

Aston Funds
ASTON/Veredus Aggressive Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
B. Anthony Weber, Charles F. Mercer, Jr., CFA & Michael E. Johnson, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Entering 2011, the Fund was positioned for an expansionary phase in the U.S. economy two years after it had hit bottom, but a defensive theme took hold as fears of slipping back into recession increased during the summer. For the third time in three years, the correlations of the movements of individual stocks to their broader indexes spiked above 80%, reaching an all-time high of 84% during the summer of 2011 and eclipsing the high created during the 1987 crash. This phenomenon was driven by macroeconomic concerns about sovereign debt issues among Euro zone nations. Thus, performance was often driven more by sector weightings than individual stock-picking, as areas lightly owned by the Fund—Consumer Staples, Healthcare, Telecom, and Utilities—provided most of the outperformance in the market.

Q.	What were the best performing holdings for the Fund during the period?

A.	MAKO Surgical, the orthopedic robotics company, has seen procedure growth explode and the stock responded by rising 141% and contributing 113 basis points to performance. Ulta Salon reported four solid quarters and saw its earnings expectations increase significantly as the stock rose by 117%.Cepheid, a clinical diagnostic testing company, is in a similar situation as MAKO in that procedures and tests are growing rapidly and the business model is expected to shift to one of profitability. It increased 72% during the period.

Q.	What were the weakest performing holdings?

A.	The portfolio’s worst position was Sun Healthcare, a skilled nursing provider. The industry’s reimbursement rates were cut 12% to 13% by Medicare, when expectations were for a cut of only 5%. The stock dropped 75%, before it was categorically sold. Value Vision Media, a smaller version of the Home Shopping Network, reported a messy quarter in August despite strong margins. Revenues and customer counts came in lower causing a 53% drop in the stock before it was sold.

Q.	How was the Fund positioned as of October 31, 2011?

A.	We are positioned for the economy to rebound after some kind of resolution to the European situation. Our contention is the market is acting in a remarkably resilient fashion as it is no secret that Europe is embroiled in a financial crisis. We contend that the market has discounted this and is now discounting coming out on the other side. As a result, the Fund’s Technology position is as big as it has been all year, just shy of 30%. Consumer Discretionary stands at 24%, followed by Healthcare, Industrials, Financials, Energy, and Consumer Staples. We feel the final two months of 2011 have a shot to mimic 1998 after the currency crisis and work higher into 2012. Thus, although we don’t think next year will be free of pitfalls, the stars are potentially aligned to put some meaningful long-term plans on the table which could provide earnings multiple expansion after a decade of contraction.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	4.75%
Five Year	0.13%
Ten Year	0.56%
Since Inception	6.87%
Inception Date 06/30/98
Average Annual Total Returns — Class I

One Year	5.09%
Five Year	0.39%
Ten Year	0.83%
Since Inception	0.65%
Inception Date 10/05/01
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The total expense ratio for the N class and I class is 1.64% and 1.39% respectively, as disclosed in the prospectus dated March 1, 2011. Please refer to the Financial Highlights section in this report for more 2011 fiscal year end related information.
The performance quoted would have been lower if fee waivers had not been in effect.
| 22

Aston Funds

ASTON/Veredus Aggressive Growth Fund	October 31, 2011
Schedule of Investments

		Market
Shares		Value
COMMON STOCKS—97.66%
	Consumer Discretionary — 24.54%
53,725	Amerigon *	$824,142
8,575	BJ’s Restaurants *	453,875
32,300	Caribou Coffee *	440,895
30,625	Crocs *	541,144
8,375	DSW, Class A	438,347
22,300	Francesca’s Holdings *	572,441
12,950	Genesco *	763,273
22,800	Gentex	686,736
23,775	Grand Canyon Education *	387,770
22,925	Lithia Motors, Class A	471,567
16,350	Monro Muffler Brake	606,421
25,675	Pier 1 Imports *	321,194
39,325	Select Comfort *	816,780
21,600	Shutterfly *	900,072
31,975	Skullcandy *	503,606
40,375	Sonic Automotive, Class A	592,301
12,100	Steven Madden *	446,490
12,375	Ulta Salon Cosmetics & Fragrance *	832,714

		10,599,768

	Consumer Staples — 4.65%
39,550	Elizabeth Arden *	1,355,774
19,475	Hain Celestial Group *	653,581

		2,009,355

	Energy — 2.04%
30,950	Helix Energy Solutions Group *	558,957
20,650	RigNet *	322,760

		881,717

	Financials — 7.28%
39,750	Calamos Asset Management, Class A	496,477
21,725	MarketAxess Holdings	635,022
6,875	Portfolio Recovery Associates *	482,213
24,150	Post Properties, REIT	992,082
60,250	Strategic Hotels & Resorts, REIT *	342,823
7,050	Waddell & Reed Financial, Class A	195,497

		3,144,114

	Healthcare — 16.28%
115,025	Akorn *	1,034,075
32,525	AVEO Pharmaceuticals *	522,351
27,425	Cepheid *	984,009
10,400	Cyberonics *	299,520
24,975	DepoMed *	111,888
36,750	Exact Sciences *	292,162
17,100	Healthstream *	259,578
13,950	MAKO Surgical *	536,377
63,650	Merge Healthcare *	420,090
27,575	Omnicell *	412,246
15,300	Questcor Pharmaceuticals *	621,333
58,150	Spectrum Pharmaceuticals *	644,884
35,125	Vivus *	331,229
11,500	WellCare Health Plans *	563,615

		7,033,357

	Industrials — 13.10%
17,675	Acacia Research — Acacia Technologies *	704,172
42,400	Dycom Industries *	823,832
7,825	Graco	336,005
35,625	Hexcel *	880,294
36,500	Houston Wire & Cable	466,105
14,750	Kelly Services, Class A	241,162
35,300	MasTec *	763,186
22,800	Mistras Group *	497,040
11,375	Robbins & Myers	508,349
8,825	Thomas & Betts *	438,514

		5,658,659

	Information Technology — 28.26%
14,425	ACI Worldwide *	442,415
22,425	Ceva *	696,745
27,300	Cirrus Logic *	454,272
32,600	Fairchild Semiconductor International *	488,022
30,225	Heartland Payment Systems	657,696
9,125	IPG Photonics *	482,347
18,575	Keynote Systems	443,385
28,450	LivePerson *	358,185
77,300	Magma Design Automation *	408,144
15,675	Manhattan Associates *	663,836
45,975	Marchex, Class B	408,718
36,575	NIC	505,101
82,675	Novatel Wireless *	328,220
30,400	Omnivision Technologies *	495,824
72,200	PMC-Sierra *	457,748
97,500	RF Micro Devices *	715,650
17,725	Rofin-Sinar Technologies *	460,850
16,138	Rovi *	799,477
64,600	Silicon Image *	416,024
17,000	Standard Microsystems *	420,920
22,600	Tekelec *	221,932
42,050	TeleNav *	360,369
9,350	Travelzoo *	297,891
15,650	Universal Display *	732,890
20,575	Volterra Semiconductor *	487,628

		12,204,289

	Materials — 1.51%
11,475	Carpenter Technology	650,862

	Total Common Stocks (Cost $38,323,836)	42,182,121

See accompanying Notes to Financial Statements.
| 23

Aston Funds

ASTON/Veredus Aggressive Growth Fund	October 31, 2011
Schedule of Investments — continued

		Market
Shares		Value
WARRANTS — 0.00%
	Energy — 0.00%
7,345	Magnum Hunter Resources, Expiration 10/14/13	$0

	Total Warrants (Cost $0)	0

INVESTMENT COMPANY — 0.68%
293,559	BlackRock Liquidity Funds TempCash Portfolio	293,559

	Total Investment Company (Cost $293,559)	293,559

Total Investments — 98.34% (Cost $38,617,395)**		42,475,680

Net Other Assets and Liabilities — 1.66%		715,382

Net Assets — 100.00%		$43,191,062

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $38,746,240.

Gross unrealized appreciation	$5,071,992
Gross unrealized depreciation	(1,342,552)

Net unrealized appreciation	$3,729,440

REIT	Real Estate Investment Trust
See accompanying Notes to Financial Statements.
| 24

Aston Funds
ASTON/Crosswind Small Cap Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
Andrew Morey, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?
A.	The most significant factor affecting the relative Fund performance was the sharp market downturn starting in August which was precipitated by the U.S. debt ceiling crisis, the U.S. credit downgrade, uncertainty regarding Europe, and sovereign risk in general. Through the end of July, the Fund had been outperforming its benchmark by 400 basis points. By the end of October, the strategy was underperforming by 300 basis points. The focus of the Fund is to identify and invest in companies with unrecognized growth potential. During the initial periods of extreme downward pressure on stocks, we find that companies with unrecognized growth potential tend to remain unrecognized. In addition, these periods of volatility often create opportunities, as many individual stocks are oversold. This creates more inefficiency in the small-cap growth market that can lead to medium and long-term value for clients.
Q.	What were the best performing holdings for the Fund during the period?
A.	Radiant Systems (RADS) is a leading provider of software systems and terminals to restaurants. RADS had been growing revenue in the mid to high teens and had a cash-rich balance sheet. It operated a burgeoning software as a service business that helps restaurants better control inventory and link information from several restaurant sites. In early July, RADS’ growth potential was realized when NCR, a leader in POS terminals and self service kiosks, announced it was acquiring RADS to expand its offerings to the hospitality industry. Another top performing stock was Healthspring (HS), a managed care organization focusing primarily on Medicare Advantage enrollees. HS continues to demonstrate growth due to the cost savings generated for government bodies and the large number of seniors signing up to receive enhanced Medicare benefits.
Q.	What were the weakest performing holdings?
A.	Monster Worldwide, an online jobsite, reported strong fundamentals throughout the year including revenue growth in the mid teens and cash flow growth of greater than +100% year over year. After showing resiliency all summer with both economic and political chaos, Monster’s forward bookings decelerated in October. This fundamental change led to a reduction in position size. Another detractor from performance was James River Coal (JRCC), an eastern U.S. coal company. JRCC suffered as prices for eastern coal fell in the last 2 months over worries about overall economic growth and steel production in particular. JRCC had diversified into higher priced metallurgical and brokered coals, but it was not enough to stop the margin compression from falling eastern coal prices. This fundamental change led to JRCC being sold in its entirety.
Q.	How was the Fund positioned as of October 31, 2011?
A.	The investment team continues to identify companies that are growing revenues, expanding margins, and have strong balance sheets. The largest sector overweight for the Fund is in Healthcare. Headlines regarding budget reform have caused many investors to avoid this sector, creating more opportunities for unrecognized growth. Healthsouth (HLS) and Tenet (THC), two healthcare services providers, are both top-five positions in the Fund. The Fund reduced several positions in Information Technology during the third quarter as some of its individual holdings reported fundamental concerns. However, Verifone Systems, a provider of electronic payment solutions is still a top-ten holding in the portfolio. The Fund is also underweight in the Materials, Consumer Staples, Financials, and Industrials sectors. Although extreme market volatility (both up and down) can lead to short-term relative underperformance, we have also seen it seed the portfolio with opportunity. These periods cause more inefficiency and create a larger pool of companies demonstrating the unrecognized growth characteristics we seek. This leaves us optimistic for the medium- and long-term.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Small-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.
Returns for Period Ended10/31/11
Total Return — Class N
Cumulative Since Inception
-0.50%
Inception Date 11/03/10
Total Return — Class I
Cumulative Since Inception
-19.60%
Inception Date 06/01/11
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers and reimbursements had not been in effect.

| 25

Aston Funds
ASTON/Crosswind Small Cap Growth Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 95.82%
	Consumer Discretionary — 16.93%
2,704	Crocs *	$47,780
14,830	Jarden	475,005
32,549	Knology *	466,427
55,008	Office Depot *	125,968
15,139	OfficeMax *	77,512
2,676	Shutterfly *	111,509
1,250	Sotheby’s	44,025

		1,348,226

	Energy — 9.23%
4,585	Carrizo Oil & Gas *	124,712
6,941	Cloud Peak Energy *	159,296
1,841	Complete Production Services *	60,385
1,624	Lufkin Industries	95,962
36,453	Magnum Hunter Resources *	164,038
2,410	RPC	44,754
1,529	Superior Energy Services *	42,995
7,538	Triangle Petroleum *	42,514

		734,656

	Financials — 5.76%
7,593	DFC Global *	166,439
4,424	Encore Capital Group *	119,846
1,805	Ezcorp, Class A *	50,143
1,740	Portfolio Recovery Associates *	122,044

		458,472

	Healthcare — 24.36%
1,313	Air Methods *	106,117
4,702	Allscripts Healthcare Solutions *	90,043
3,362	Auxilium Pharmaceuticals *	52,313
5,933	Cyberonics *	170,870
13,120	Hanger Orthopedic Group *	227,894
22,280	HealthSouth *	393,465
2,402	Incyte *	33,075
8,145	Insulet *	132,926
2,290	Sirona Dental Systems *	109,691
71,214	Tenet Healthcare *	336,842
4,243	Tornier NV (Netherlands) *	98,607
11,497	Vanguard Health Systems *	111,751
3,063	Volcano *	76,361

		1,939,955

	Industrials — 15.58%
2,197	Acacia Research — Acacia Technologies *	87,528
3,726	Avis Budget Group *	52,537
1,579	Corporate Executive Board	57,776
10,984	DigitalGlobe *	224,074
18,592	Geo Group *	338,932
11,069	Kelly Services, Class A	180,978
1,496	Navistar International *	62,937
10,494	RailAmerica *	143,453
3,174	TrueBlue *	41,960
1,482	Woodward	50,210

		1,240,385

	Information Technology — 19.70%
1,578	ADTRAN	53,021
13,838	Convio *	132,706
3,482	DealerTrack Holdings *	75,525
2,454	Fortinet *	56,589
2,008	InterDigital	87,248
7,777	Kenexa *	177,860
2,367	Liquidity Services *	77,069
8,964	Microsemi *	165,475
23,746	Monster Worldwide *	219,176
2,269	Netgear *	80,459
1,492	Syntel	72,959
2,180	Taleo, Class A *	70,632
6,205	TriQuint Semiconductor *	33,011
6,324	VeriFone Systems *	266,936

		1,568,666

	Telecommunication Services — 4.26%
2,577	AboveNet	152,945
11,605	Cogent Communications Group *	186,260

		339,205

	Total Common Stocks (Cost $7,771,120)	7,629,565

WARRANTS — 0%
	Energy — 0.00%
1,517	Magnum Hunter Resources, Expiration 10/14/13	0

	Total Warrants (Cost $0)	0

INVESTMENT COMPANY — 3.53%
280,843	BlackRock Liquidity Funds TempCash Portfolio	280,843

	Total Investment Company (Cost $280,843)	280,843

Total Investments — 99.35% (Cost $8,051,963)**		7,910,408

Net Other Assets and Liabilities — 0.65%		51,373

Net Assets — 100.00%		$7,961,781

See accompanying Notes to Financial Statements.

| 26

Aston Funds
ASTON/Crosswind Small Cap Growth Fund	October 31, 2011

Schedule of Investments — continued

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $8,176,013.

Gross unrealized appreciation	$233,855
Gross unrealized depreciation	(499,460)

Net unrealized depreciation	$(265,605)

See accompanying Notes to Financial Statements.

| 27

Aston Funds
ASTON/TAMRO Small Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
Philip D. Tasho, CFA & Timothy A. Holland, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	With stocks delivering the best October performance in over 20 years, U.S. markets returned to positive territory for the trailing 1-year period. The outperformance of the Fund relative to the benchmark, the Russell 2000 Index, was primarily due to strong stock selection in the Industrials, Materials, Healthcare and Financials sectors.

While concerns about the European debt crisis and domestic economic growth caused markets to swing violently in recent months, we remained focused on investing in companies that we deem to possess a sustainable competitive advantage. We look to opportunistically buy these companies when the valuation is attractive — where we calculate an upside potential that is at least three times greater than the downside risk.
Q.	What were the best performing holdings for the Fund during the period?

A.	The three best performing holdings were all Technology companies. Terremark Worldwide jumped on news that it had accepted an acquisition offer from Verizon. Investors pushed Acme Packet to valuation highs as the company continued its solid execution. We exited the stock as the market cap pushed past $5 billion, but after a substantial pullback, we are shareholders once again. A strong year for RightNow culminated in an agreement to be acquired by Oracle for $43 per share.

Q.	What were the weakest performing holdings?

A.	Below-expectation earnings led to sell-offs in the three holdings that detracted the most from Fund performance. Smith Micro is benefitting from the global shift to 4G, but the macro environment and fast-changing nature of the mobile data communications market led to uncertainty regarding near-term prospects. Meru Networks suffered from government budget constraints that have created longer and more unpredictable sales cycles in the education vertical, its most important industry. Blue Coat Systems slow progress toward the company’s restructuring and the surprise ouster of its CEO created a lack of confidence in the company’s strategy.

Q.	How was the Fund positioned as of October 31, 2011?

A.	While our expectations call for a continuation of modest domestic growth, our investment process focuses on individual, bottom-up stock selection to identify companies that we believe are best able to execute given their specific competitive advantage. Our approach to portfolio management is opportunistic and broadly diversified, with sector weights determined by where we see opportunities at the stock level rather than through macro economic calls. As of 10/31/11, Industrials, Financials and Technology were the largest sectors in the small-cap portfolio. From our investment category perspective, higher quality Leaders and Innovators, which focused on low cost operations and efficiency, comprised 78% of the portfolio.Laggards, or companies undergoing restructuring, made up 22%.

The nearly 5% rise in the weight of Industrials during the year reflects strong absolute and relative sector performance, as well as increased exposure to companies benefitting from emerging markets infrastructure development or niche markets. The Energy sector represents the largest relative overweight due to our view that energy continues to be a growth business and companies that are either uncovering unconventional sources or helping others do so will be long-term winners.

We believe that as the macro environment settles down, investors will again focus on the strong points supporting U.S. equities, namely: attractive valuations, strong corporate balance sheets and continued execution at the company level. In our opinion, U.S. equities are an under-owned asset class. Numerous signs are showing we may finally be at that inflection point.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Small-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	8.16%
Five Year	3.47%
Ten Year	10.28%
Since Inception	10.12%
Inception Date 11/30/00
Average Annual Total Returns — Class I

One Year	8.40%
Five Year	3.73%
Since Inception	6.68%
Inception Date 01/04/05
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The total expense ratio for the N class and I class is 1.34% and 1.09% respectively, as disclosed in the prospectus dated March 1, 2011. Please refer to the Financial Highlights section in this report for more 2011 fiscal year end related information.
The performance quoted would have been lower if fee waivers had not been in effect.

| 28

Aston Funds
ASTON/TAMRO Small Cap Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 99.14%
	Consumer Discretionary — 16.86%
775,290	Aaron’s	$20,746,760
423,002	BJ’s Restaurants *	22,389,496
333,339	Coinstar *	15,913,604
1,882,857	EW Scripps (The), Class A *	15,703,027
1,123,893	Grand Canyon Education *	18,330,695
487,006	Harman International Industries	21,019,179
373,177	Morningstar	22,006,248
512,695	Red Robin Gourmet Burgers *	12,853,264
473,458	Rosetta Stone *	4,701,438
1,057,779	Texas Roadhouse	15,157,973

		168,821,684

	Consumer Staples — 3.68%
352,729	TreeHouse Foods *	21,636,397
416,118	United Natural Foods *	15,192,468

		36,828,865

	Energy — 10.43%
472,552	Atwood Oceanics *	20,196,873
406,636	Bill Barrett *	16,916,058
1,058,457	Comstock Resources *	19,306,256
272,261	Contango Oil & Gas *	17,517,273
508,256	Global Geophysical Services *	4,848,762
334,409	Overseas Shipholding Group	4,173,424
1,857,502	Precision Drilling (Canada) *	21,491,298

		104,449,944

	Financials — 17.26%
910,077	Bank of the Ozarks	22,633,615
1,138,526	Colonial Properties Trust, REIT	23,089,307
1,128,325	East West Bancorp	21,968,488
178,203	GAMCO Investors (a)	8,393,361
830,417	Glacier Bancorp	9,425,233
387,603	Iberiabank	20,046,827
940,903	LaSalle Hotel Properties, REIT .	22,496,991
750,828	Stifel Financial *	23,928,888
565,736	UMB Financial	20,858,686

		172,841,396

	Healthcare — 11.42%
285,423	AMERIGROUP *	$15,878,082
396,810	Analogic	21,459,485
355,122	Athenahealth *	18,789,505
1,426,572	Health Management Associates, Class A *	12,496,771
403,122	Quality Systems	15,685,477
345,947	Teleflex	20,708,387
213,894	United Therapeutics *	9,353,585

		114,371,292

	Industrials — 19.52%
324,795	Advisory Board *	19,893,694
558,246	Aerovironment *	18,438,865
590,232	Chicago Bridge & Iron (Netherlands)	21,590,687
1,036,914	Colfax *	26,192,448
588,087	Corporate Executive Board	21,518,103
324,505	ESCO Technologies	9,920,118
597,316	Forward Air	19,562,099
462,802	Franklin Electric	21,251,868
93,949	Layne Christensen *	2,366,575
913,924	Terex *	15,207,695
290,000	Wabtec	19,482,200

		195,424,352

	Information Technology — 17.13%
500,768	Acme Packet *	18,132,809
17,408	Blue Coat Systems *	280,269
1,344,614	Ceragon Networks (Israel) *	13,567,155
465,566	CommVault Systems *	19,823,800
851,338	DemandTec *	6,436,115
1,459,433	Ixia *	16,535,376
678,331	Meru Networks *	3,683,337
693,943	Netgear *	24,607,219
361,509	RightNow Technologies *	15,548,502
1,439,567	SeaChange International *(a)	12,149,945
387,265	SuccessFactors *	10,339,976
1,790,701	VASCO Data Security International *	14,791,190
873,678	Websense *	15,586,416

		171,482,109

	Materials — 1.90%
134,685	Royal Gold	9,640,752
227,500	Westlake Chemical	9,375,275

		19,016,027

	Telecommunication Services — 0.94%
1,147,477	Cbeyond *	9,455,210

	Total Common Stocks (Cost $808,745,352)	992,690,879

INVESTMENT COMPANY — 1.21%
12,093,574	BlackRock Liquidity Funds TempCash Portfolio	12,093,574

	Total Investment Company (Cost $12,093,574)	12,093,574

Total Investments — 100.35% (Cost $820,838,926)**		1,004,784,453

Net Other Assets and Liabilities — (0.35)%		(3,500,242)

Net Assets — 100.00%		$1,001,284,211

See accompanying Notes to Financial Statements.

| 29

Aston Funds
ASTON/TAMRO Small Cap Fund	October 31, 2011

Schedule of Investments — continued

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $825,252,778.

Gross unrealized appreciation	$236,663,092
Gross unrealized depreciation	(57,131,417)

Net unrealized appreciation	$179,531,675

(a)	These securities have been determined by the Sub-Adviser to be illiquid securities. At October 31, 2011, these securities amounted to $20,543,306 or 2.05% of net assets.

REIT	Real Estate Investment Trust
See accompanying Notes to Financial Statements.

| 30

Aston Funds
ASTON/River Road Select Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
James C. Shircliff, CFA; R. Andrew Beck & Henry W. Sanders III, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund’s return compared favorably to the benchmark Russell 2500 Value, particularly considering the Fund’s relatively low volatility during the period. The Fund’s performance from November 2010 through April 2011 was negatively affected by the leadership of high-volatility, low-quality securities in the small-cap market. The Fund’s relative performance significantly improved, however, as that trend reversed itself. Six of ten sectors contributed positively to relative Fund performance. The largest contribution was from the Consumer Discretionary sector, which benefited from strong stock performance. The largest negative contributor was the Energy sector, which lagged most significantly as the result of an underweight allocation.
Q.	What were the best performing holdings for the Fund during the period?
A.	The two holdings with the largest positive contribution to relative return were Big Lots Inc. and Ruddick Corp. Big Lots is the largest broad line close-out retailer in the United States. Earlier in the year, Big Lots reportedly hired Goldman Sachs to explore a possible sale of the company. As the stock rallied near our Absolute Value, we significantly trimmed our position. When those rumors ended, its share price fell sharply. The management team at Big Lots took advantage of the dip in the company’s share price by aggressively repurchasing 13% of shares outstanding. We aligned our strategy with company management by taking advantage of the price weakness to re-purchase shares at a significant discount to our assessment of the firm’s Absolute Value. Subsequently, the company delivered strong operational performance in a difficult retail environment, which sent its shares higher. Ruddick Corp., another large position in the Fund, is a conglomerate whose primary business is operating the Harris Teeter grocery chain in the mid-Atlantic region of the United States. During the period, in-store traffic trends at Harris Teeter improved and the company was able to pass on food inflation to its customers without negatively impacting margins. The stock rallied as a result.
Q.	What were the weakest performing holdings?
A.	The two holdings with the largest negative contribution to the Fund’s total return were GEO Group Inc. (GEO) and OfficeMax Inc. GEO Group is the second largest private prison operator in the United States. Roughly 40% of the company’s revenues are from state clients, many of whom are operating with budget deficits. While the management team of GEO believes the need for cost cutting will lead to more contract opportunities, these potential awards have been delayed by political and bureaucratic posturing. We continue to believe GEO is well-positioned to increase market share. OfficeMax is the third largest office supply retailer in North America. During the economic recovery, small business creation was very weak and established companies kept tight constraints on office supply spending. The lack of industry growth lead to a price war and the margins of OfficeMax suffered as a result. Our sell discipline led to the elimination of OfficeMax from the Fund.
Q.	How was the Fund positioned as of October 31, 2011?
A.	We continue to position the Fund in the shares of high quality companies that we believe will perform well in a period of modest economic growth.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	7.12%
Since Inception	-0.73%

Inception Date 03/29/07
Average Annual Total Returns — Class I

One Year	7.56%
Since Inception	-1.64%
Inception Date 06/28/07
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers had not been in effect.

| 31

Aston Funds
ASTON/River Road Select Value Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 96.70%
	Consumer Discretionary — 23.30%
105,370	Ascena Retail Group *	$3,045,191
23,320	Ascent Capital Group, Class A *	1,060,826
166,370	Big Lots *	6,270,484
76,870	Bob Evans Farms	2,529,022
59,430	Cracker Barrel Old Country Store	2,519,237
58,850	DreamWorks Animation SKG, Class A *	1,091,668
101,530	Fred’s, Class A	1,237,651
158,770	Madison Square Garden, Class A *	4,196,291
208,800	Pep Boys — Manny, Moe, & Jack	2,401,200
46,310	PetSmart	2,174,255
126,510	Rent-A-Center	4,320,317
38,730	True Religion Apparel *	1,313,722
60,420	WMS Industries *	1,323,802

		33,483,666

	Consumer Staples — 10.07%
214,380	Cott (Canada) *	1,517,810
43,110	Industrias Bachoco, SP ADR (Mexico)	963,509
37,906	J & J Snack Foods	1,954,812
152,170	Ruddick	6,651,351
60,830	Village Super Market, Class A	1,725,139
262,120	Winn-Dixie Stores *	1,661,841

		14,474,462

	Energy — 4.13%
114,660	Cloud Peak Energy *	2,631,447
70,160	Endeavour International *	651,085
132,649	Miller Energy Resources *	380,703
74,450	Rex Energy *	1,152,486
117,430	Tetra Technologies *	1,115,585

		5,931,306

	Financials — 14.66%
8,105	Alleghany *	2,571,879
127,695	Alterra Capital Holdings (Bahamas)	2,768,428
9,933	Capital Southwest	874,203
42,190	Commerce Bancshares	1,636,972
88,780	Hilltop Holdings *	699,586
22,740	Navigators Group *	1,037,399
41,430	Old National Bancorp	479,345
32,040	Oppenheimer Holdings, Class A	562,943
37,380	PartnerRe	2,325,784
26,500	Tower Group	628,845
80,180	W. R. Berkley	2,791,066
11,166	White Mountains Insurance Group	4,689,720

		21,066,170

	Healthcare — 6.22%
20,470	Chemed	1,215,099
61,680	Ensign Group	1,403,837
8,820	Hill-Rom Holdings	296,969
76,730	ICU Medical *	3,016,256
14,930	National Healthcare	571,968
78,430	STERIS	2,429,761

		8,933,890

	Industrials — 17.44%
70,590	ABM Industries	1,427,330
101,260	Aircastle	1,228,284
25,280	Allegiant Travel *	1,313,549
160,790	Brink’s	4,468,354
18,770	Cubic	884,442
116,370	Dolan *	1,018,238
126,300	Equifax	4,439,445
69,900	G & K Services, Class A	2,122,164
186,170	Geo Group *	3,393,879
59,170	Insperity	1,525,403
61,790	Unifirst	3,234,707

		25,055,795

	Information Technology — 14.32%
95,830	Convergys *	1,025,381
71,040	CSG Systems International *	1,011,610
51,860	Daktronics	523,786
76,300	DST Systems	3,829,497
188,050	Ingram Micro, Class A *	3,362,334
46,690	Ituran Location and Control (Israel)	621,444
25,390	j2 Global Communications	781,504
55,920	Mantech International, Class A	1,964,470
140,340	NeuStar, Class A *	4,461,409
150,150	Total System Services	2,986,484

		20,567,919

	Materials — 2.89%
41,520	Aptargroup	1,991,714
28,020	Stepan	2,165,666

		4,157,380

	Telecommunication Services — 0.91%
34,500	Atlantic Tele-Network	1,309,275

	Utilities — 2.76%
65,100	Avista	1,656,795
37,560	Energen	1,842,694
12,580	Unisource Energy	468,982

		3,968,471

	Total Common Stocks (Cost $124,593,085)	138,948,334

See accompanying Notes to Financial Statements.

| 32

Aston Funds
ASTON/River Road Select Value Fund	October 31, 2011

Schedule of Investments — continued

		Market
Shares		Value
INVESTMENT COMPANY — 3.25%
4,663,775	BlackRock Liquidity Funds TempCash Portfolio	$4,663,775

	Total Investment Company (Cost $4,663,775)	4,663,775

Total Investments — 99.95% (Cost $129,256,860)		143,612,109

Net Other Assets and Liabilities — 0.05%		75,325

Net Assets — 100.00%		$143,687,434

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $130,766,862.

Gross unrealized appreciation	$18,237,393
Gross unrealized depreciation	(5,392,146)

Net unrealized appreciation	$12,845,247

SP ADR	Sponsored American Depositary Receipt
See accompanying Notes to Financial Statements.

| 33

Aston Funds
ASTON/River Road Small Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
James C. Shircliff, CFA; R. Andrew Beck & Henry W. Sanders III, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?
A.	The Fund’s return compared favorably to the benchmark Russell 2000 Value, particularly considering the Fund’s relatively low volatility during the period. The Fund’s performance from November 2010 through April 2011 was negatively impacted by the leadership of high beta, lower quality securities in the small-cap market. As that trend reversed, however, the Fund’s relative performance significantly improved. Six of ten sectors contributed positively to relative Fund performance. The largest contribution was from the Consumer Discretionary sector, which benefited from strong stock performance. The largest negative contributor was the Energy sector, which lagged most significantly as the result of an underweight allocation.
Q.	What were the best performing holdings for the Fund during the period?
A.	The two holdings with the largest positive contribution to relative return were Big Lots Inc. and Ruddick Corp. Big Lots is the largest broad line close-out retailer in the United States. Earlier in the year, Big Lots reportedly hired Goldman Sachs to explore a possible sale of the company. As the stock rallied near our Absolute Value, we significantly trimmed our position. When those rumors ended, its share price fell sharply. The management team at Big Lots took advantage of the dip in the company’s share price by aggressively repurchasing 13% of shares outstanding. We aligned our strategy with company management by taking advantage of the price weakness to re-purchase shares at a significant discount to our assessment of the firm’s Absolute Value. Subsequently, the company delivered strong operational performance in a difficult retail environment, which sent its shares higher. Ruddick Corp., another large position in the Fund, is a conglomerate whose primary business is operating the Harris Teeter grocery chain in the mid-Atlantic region of the United States. During the period, in-store traffic trends at Harris Teeter improved and the company was able to pass on food inflation to its customers without negatively impacting margins. The stock rallied as a result.
Q.	What were the weakest performing holdings?
A.	The two holdings with the largest negative contribution to the Fund’s total return were GEO Group Inc. (GEO) and OfficeMax Inc. GEO Group is the second largest private prison operator in the United States. Roughly 40% of the company’s revenues are from state clients, many of whom are operating with budget deficits. While the management team of GEO believes the need for cost cutting will lead to more contract opportunities, these potential awards have been delayed by political and bureaucratic posturing. We continue to believe GEO is well-positioned to increase market share. OfficeMax is the third largest office supply retailer in North America. During the economic recovery, small business creation was very weak and established companies kept tight constraints on office supply spending. The lack of industry growth lead to a price war and the margins of OfficeMax suffered as a result. Our sell discipline led to the elimination of OfficeMax from the Fund.
Q.	How was the Fund positioned as of October 31, 2011?
A. We continue to position the Fund in the shares of high quality companies that we believe will perform well in a period of modest economic growth.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Small-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.
Value investing involves the risk that a Fund’s investing in companies believed to be undervalued will not appreciate as anticipated.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	5.46%
Five Year	-0.78%
Since Inception	4.15%
Inception Date 06/28/05
Average Annual Total Returns — Class I

One Year	5.70%
Since Inception	-1.41%
Inception Date 12/13/06
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

| 34

Aston Funds
ASTON/River Road Small Cap Value Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 96.73%
	Consumer Discretionary — 24.91%
238,829	Ascena Retail Group *	$6,902,158
54,459	Ascent Capital Group, Class A *	2,477,340
391,360	Big Lots *	14,750,358
179,770	Bob Evans Farms	5,914,433
59,760	Citi Trends *	740,426
138,729	Cracker Barrel Old Country Store	5,880,722
138,050	DreamWorks Animation SKG, Class A *	2,560,827
239,058	Fred’s, Class A	2,914,117
53,702	Frisch’s Restaurants	1,025,708
465,562	Mac-Gray (a)	6,462,001
366,540	Madison Square Garden, Class A *	9,687,652
214,369	Monarch Casino & Resort *	2,205,857
93,570	Motorcar Parts of America *	928,214
490,650	Pep Boys — Manny, Moe, & Jack	5,642,475
286,475	Rent-A-Center	9,783,121
90,870	True Religion Apparel *	3,082,310
141,550	WMS Industries *	3,101,361

		84,059,080

	Consumer Staples — 11.94%
503,960	Cott (Canada) *	3,568,037
459,834	Harbinger Group *	2,363,547
162,530	Industrias Bachoco, SP ADR (Mexico) (a)	3,632,546
92,689	J & J Snack Foods	4,779,972
358,779	Ruddick	15,682,230
40,960	Seneca Foods, Class A *	862,208
191,526	Village Super Market, Class A (a)	5,431,677
629,640	Winn-Dixie Stores *	3,991,918

		40,312,135

	Energy — 5.60%
269,720	Cloud Peak Energy *	6,190,074
164,833	Endeavour International *	1,529,650
622,233	Evolution Petroleum *	4,299,630
610,778	Miller Energy Resources *	1,752,933
161,990	Rex Energy *	2,507,605
275,369	Tetra Technologies *	2,616,006

		18,895,898

	Financials — 13.75%
290,401	Alterra Capital Holdings (Bahamas)	6,295,894
82,290	Avatar Holdings *	781,755
27,614	Capital Southwest	2,430,308
264,202	Dime Community Bancshares	3,149,288
29,015	First Citizens BancShares, Class A	4,730,896
19,122	Gyrodyne Company of America REIT * (a)	1,491,516
207,080	Hilltop Holdings *	1,631,790
320,392	Medallion Financial	3,812,665
57,237	Navigators Group *	2,611,152
97,588	Old National Bancorp	1,129,093
119,039	Oppenheimer Holdings, Class A	2,091,515
361,150	SWS Group	1,989,937
45,558	Tompkins Financial	1,796,352
63,115	Tower Group	1,497,719
26,080	White Mountains Insurance Group	10,953,600

		46,393,480

	Healthcare — 6.31%
44,185	Chemed	2,622,822
144,373	Ensign Group	3,285,929
20,420	Hill-Rom Holdings	687,541
182,770	ICU Medical *	7,184,689
44,476	National Healthcare	1,703,876
188,120	STERIS	5,827,958

		21,312,815

	Industrials — 15.47%
165,380	ABM Industries	3,343,984
238,120	Aircastle	2,888,396
57,520	Allegiant Travel *	2,988,739
376,276	Brink’s	10,456,710
46,526	Cubic	2,192,305
274,530	Dolan *	2,402,137
165,049	G & K Services, Class A	5,010,888
440,140	Geo Group *	8,023,752
139,429	Insperity	3,594,480
230,619	Standard Parking *	4,056,588
138,733	Unifirst	7,262,673

		52,220,652

	Information Technology — 13.39%
39,811	Computer Services	1,096,793
225,540	Convergys *	2,413,278
166,450	CSG Systems International *	2,370,248
121,840	Daktronics	1,230,584
178,560	DST Systems	8,961,926
236,949	Electro Rent	3,807,770
391,053	Ingram Micro, Class A *	6,992,028
120,540	Ituran Location and Control (Israel)	1,604,387
49,980	j2 Global Communications	1,538,384
131,750	Mantech International, Class A	4,628,378
331,630	NeuStar, Class A *	10,542,518

		45,186,294

	Materials — 2.97%
98,263	Aptargroup	4,713,676
68,530	Stepan	5,296,684

		10,010,360

See accompanying Notes to Financial Statements.

| 35

Aston Funds
ASTON/River Road Small Cap Value Fund	October 31, 2011

Schedule of Investments — continued

		Market
Shares		Value
	Telecommunication Services — 0.91%
80,910	Atlantic Tele-Network	$3,070,534

	Utilities — 1.48%
152,720	Avista	3,886,724
29,510	Unisource Energy	1,100,133

		4,986,857

	Total Common Stocks (Cost $269,985,251)	326,448,105

INVESTMENT COMPANY — 2.96%
9,998,050	BlackRock Liquidity Funds TempFund Portfolio	9,998,050

	Total Investment Company (Cost $9,998,050)	9,998,050

Total Investments — 99.69% (Cost $279,983,301)**		336,446,155

Net Other Assets and Liabilities — 0.31%		1,041,909

Net Assets — 100.00%		$337,488,064

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $282,387,035.

Gross unrealized appreciation	$65,882,086
Gross unrealized depreciation	(11,822,966)

Net unrealized appreciation	$54,059,120

(a)	These securities have been determined by the Sub-Adviser to be illiquid securities. At October 31, 2011, these securities amounted to $17,017,740 or 5.04% of net assets.

REIT	Real Estate Investment Trust

SP ADR	Sponsored American Depositary Receipt
See accompanying Notes to Financial Statements.

| 36

Aston Funds
ASTON/River Road Independent Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011

Eric Cinnamond, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 10 months?

A.	The Fund benefited from equity selection. Although the Russell 2000 Value declined -6.77% during the past 10 months, the Fund’s N Class was able to generate a positive return of 7.50% mainly though limiting losses on its equity holdings. Out of a total of 49 positions held during the period, 39 contributed positive performance to the Fund. As a flexible and opportunistic strategy, we are careful to only take risk when we believe we are being adequately compensated. With small-cap stocks reaching record prices in the spring of 2011, we became more reluctant to take operating or financial risk and became more focused on businesses with consistent free cash flows and strong balance sheets. We believe these types of businesses, on average, have relatively less risk and can be valued with a higher degree of confidence. Through risk control and through our valuation technique, we believe we were successful in limiting individual equity losses despite a declining small cap market.

Q.	What were the best performing holdings for the Fund during the period?

A.	Aaron’s Inc. and Total System Services Inc. were the largest positive contributors during the period. Aaron’s is one of the largest rent-to-own retailers and benefited from a tepid economic environment and tight consumer credit that drove increased customer traffic and positive same-store-sales over the holding period. Total Systems Services, the market-leading third-party credit card processor in the U.S., benefited from an increase in same-client transactions throughout the year as well as the announcement of several large new international clients. Aaron’s stock price reached our estimated intrinsic value during the period and was subsequently sold. Total System’s share price remains below our valuation and continues to be a major holding.

Q.	What were the weakest performing holdings?

A.	CSG Systems International, Inc. and American Greetings Corp. were the largest negative contributors in the period. CSG Systems is a market leading provider of billing and customer relationship software for the satellite and cable industry. The company has been adversely impacted by a recent acquisition that failed to meet expectations. It also suffered from price concessions on a recently renegotiated contract with DISH Network and has the overhang of a potential 2012 contract expiration with its largest customer, Comcast. American Greetings, the number two market leader in the greeting card industry, reported solid results but recently reduced its operating outlook based on a broad-based slowdown at its retailer customers. Both of these holdings remain in the Fund as they trade below our valuation and we believe our initial valuation assumptions appropriately reflect the scenarios described above.

Q.	How was the Fund positioned as of October 31, 2011?

A.	Although the Fund’s cash levels declined in August-September as small-cap valuations became more attractive, cash levels have since increased as the sharply rising small-cap market in October caused us to reduce or sell positions that reached our valuations. Overall, the Fund remains defensively positioned with above average cash levels and a focus on small-cap businesses that we believe we can value with a high degree of confidence. We remain focused on small-cap businesses with limited operating and financial risk. Given the recent volatility in the small-cap market, the Fund’s cash levels and assumption of risk may change in the near future. We believe we are appropriately positioned to take advantage of future opportunities. If opportunities remain scarce, we will remain patient, with capital preservation taking priority over assuming risk.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Value investing involves the risk that a Fund’s investing in companies believed to be undervalued will not appreciate as anticipated.
Returns for Period Ended 10/31/11
Total Return — Class N

Cumulative Since Inception	7.50%
Inception Date 12/31/10
Total Return — Class I

Cumulative Since Inception	-1.47%
Inception Date 06/01/11
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers had not been in effect.
| 37

Aston Funds
ASTON/River Road Independent Value Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 51.40%
	Consumer Discretionary — 7.90%
227,930	Ambassadors Group	$1,130,533
452,577	American Greetings, Class A	7,245,758
76,655	Big Lots *	2,889,127
325,982	Core-Mark Holding *	10,917,137
259,655	Papa John’s International *	8,765,953

		30,948,508

	Consumer Staples — 7.68%
23,058	Arden Group, Class A (a)	2,091,591
263,207	Central Garden & Pet *	2,276,740
442,972	Constellation Brands, Class A *	8,956,894
682,375	Cott (Canada) *	4,831,215
122,347	Oil-Dri Corporation of America (a)	2,453,057
240,120	Weis Markets	9,496,746

		30,106,243

	Energy — 3.45%
195,756	Bill Barrett *	8,143,450
83,337	Contango Oil & Gas *	5,361,903

		13,505,353

	Financials — 9.23%
249,285	AMERISAFE *	5,372,092
104,095	Baldwin & Lyons, Class B	2,397,308
533,281	Brown & Brown	11,774,844
297,530	Federated Investors, Class B	5,813,736
213,740	Potlatch, REIT	6,942,275
281,635	Washington Federal	3,844,318

		36,144,573

	Healthcare — 4.01%
46,955	Bio-Rad Laboratories, Class A *	4,674,370
280,258	ICU Medical *	11,016,942

		15,691,312

	Industrials — 4.94%
204,660	Alamo Group	4,881,141
67,605	Copart *	2,944,198
220,445	Unifirst	11,540,296

		19,365,635

	Information Technology — 10.30%
575,250	CSG Systems International *	8,191,560
528,661	EPIQ Systems	7,538,706
197,296	Mantech International, Class A	6,931,008
641,700	Tellabs	2,778,561
749,304	Total System Services	14,903,657

		40,343,492

	Utilities — 3.89%
245,871	Artesian Resources, Class A (a)	4,474,852
263,405	Avista	6,703,657
218,342	California Water Service Group	4,054,611

		15,233,120

	Total Common Stocks (Cost $201,912,559)	201,338,236

INVESTMENT COMPANY — 46.98%
184,020,015	BlackRock Liquidity Funds Treasury Trust Fund Portfolio	184,020,015

	Total Investment Company (Cost $184,020,015)	184,020,015

Total Investments — 98.38% (Cost $385,932,574)**		385,358,251

Net Other Assets and Liabilities — 1.62%		6,341,874

Net Assets — 100.00%		$391,700,125

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $387,288,884.

Gross unrealized appreciation	$8,600,519
Gross unrealized depreciation	(10,531,152)

Net unrealized depreciation	$(1,930,633)

(a)	These securities have been determined by the Sub-Adviser to be illiquid securities. At October 31, 2011, these securities amounted to $9,019,500 or 2.30% of net assets.

REIT	Real Estate Investment Trust
See accompanying Notes to Financial Statements.
| 38

Aston Funds ASTON/Barings International Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011

David Bertocchi, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	On a regional basis, the biggest contribution to performance was from Continental Europe. This was mostly due to being underweight in the region and by avoiding European banks. Good stock selection was also seen in Japan over the 12-month period. This was offset to some extent by weak performance in emerging markets. By market sector, our stock selection and asset allocations were both positive. Stock selection in Information Technology and Financials were the biggest factors. This was offset to some extent by weak stock selection in Energy and Materials.

Q.	What were the best performing holdings for the Fund during the period?

A.	Autonomy Corp., the U.K. Software Company, was acquired by Hewlett Packard during the period. The purchase price was a very attractive 79% premium to the price prior to the bid. Daito Trust Construction was a strong contributor as the Firm’s construction orders for rental properties have been very high, so much so that September saw their 2nd largest order ever. This new large backlog will ensure solid earnings going forward. Randgold Resources, an African gold miner performed strongly after releasing positive results and the startup of the Guonkoto mine in Mali.

Q.	What were the weakest performing holdings?

A.	The worst performing stock was Paladin Energy. Paladin is a uranium miner and its share price continued to be negatively impacted by the nuclear incident at Fukushima, Japan. Centamin Egypt suffered from investor risk aversion con- cerning the political events in Egypt and operational issues at the Sukari mine due to difficulty in obtaining explosives for mining. Although the operational performance has improved recently and we believe that the company is attractive with strong growing production at an attractive valuation. Niko Resources declined due to a quiet exploration program, and offshore Indian production in their D6 block was disappointing as Reliance, a partner who controls the field, held back development due to a dispute with the Indian government. We consider Niko Resources a compelling investment opportunity at these levels due to a significant exploration program going forward and an attractive valuation.

Q.	How was the Fund positioned as of October 31, 2011?

A.	We continue to believe that a global economic recovery will continue but that it will be weak. In this environment, our focus remains on finding companies that are able to grow their earnings despite a weak economic growth environment. These companies are likely to have businesses that are not as sensitive to economic growth. At present that means we are favoring Healthcare companies, some Technology companies, companies that are involved in agriculture, Energy companies, and precious metal mining companies. For now, we continue to avoid the European Banking sector. The continuing sovereign debt crisis in Europe does not seem to have an easy solution. European banks are the most exposed businesses to any worsening of this crisis.
Growth of a Hypothetical
$10,000 Investment—Class I
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Investments made in securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.
Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	-4.22%
Since Inception	4.15%
Inception Date 03/03/10
Average Annual Total Returns — Class I

One Year	-4.09%
Since Inception	-8.56%
Inception Date 11/02/07
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers had not been in effect
| 39

Aston Funds
ASTON/Barings International Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 97.61%
	Australia — 4.55%
141,262	Foster’s Group	$793,506
23,039	Newcrest Mining (a)	814,238
519,088	Paladin Energy * (a)	792,710

		2,400,454

	China — 1.49%
5,600	Baidu, SP ADR *	785,008

	France — 8.07%
8,915	Pernod-Ricard (a)	829,581
13,229	Sanofi (a)	946,390
30,491	SES (a)	778,788
51,115	Suez Environnement (a)	801,890
17,279	Total (a)	901,571

		4,258,220

	Germany — 9.62%
17,436	Bayer (a)	1,110,882
8,744	Bayerische Motoren Werke (a)	710,311
15,775	Deutsche Boerse * (a)	869,420
7,050	Fresenius (a)	692,230
6,263	Muenchener Rueckversicherungs- Gesellschaft (a)	838,737
14,182	SAP (a)	857,556

		5,079,136

	Hong Kong — 1.41%
54,000	Sun Hung Kai Properties (a)	743,514

	India — 1.18%
11,324	Niko Resources	622,919

	Israel — 3.40%
71,055	Israel Chemicals (a)	842,544
23,374	Teva Pharmaceutical Industries,
	SP ADR	954,828

		1,797,372

	Italy — 1.58%
37,798	ENI (a)	835,484

	Japan — 18.89%
52,400	Chugai Pharmaceutical (a)	820,778
9,200	Daito Trust Construction (a)	815,125
3,800	FANUC (a)	614,423
62,000	Hitachi Metals (a)	703,153
20,200	Honda Motor (a)	604,056
656	Jupiter Telecommunications (a)	640,103
3,400	KEYENCE (a)	864,317
8,800	Kyocera (a)	773,574
37,800	Mitsubishi (a)	777,431
6,100	Nidec (a)	501,284
471	NTT DoCoMo (a)	836,516
507	Rakuten (a)	555,791
33,400	Tokio Marine Holdings (a)	796,406
14,900	UniCharm (a)	667,280

		9,970,237

	Mexico — 3.21%
34,728	America Movil, Class L, ADR	882,786
29,950	Fresnillo (a)	811,972

		1,694,758

	Norway — 0.61%
719,804	Marine Harvest (a)	320,811

	Papua New Guinea — 1.51%
116,800	Oil Search (a)	796,830

	Russia — 1.43%
64,820	Gazprom, SP ADR	752,560

	Singapore — 3.17%
74,000	DBS Group Holdings (a)	722,815
126,700	Keppel (a)	948,492

		1,671,307

	South Korea — 3.06%
51,355	KT, SP ADR	856,601
3,643	NHN * (a)	760,005

		1,616,606

	Spain — 0.37%
10,664	Grifols * (a)	198,270

	Sweden — 1.51%
114,516	TeliaSonera (a)	795,993

	Switzerland — 8.47%
23,631	Julius Baer Group * (a)	887,931
5,731	Roche Holding (a)	940,282
3,026	Syngenta * (a)	922,086
68,940	UBS * (a)	871,278
3,697	Zurich Financial Services * (a)	851,951

		4,473,528

	United Kingdom — 24.08%
39,543	Admiral Group (a)	745,821
39,482	BG Group (a)	856,127
137,921	BP (a)	1,014,936
428,114	Centamin Egypt * (a)	751,054
131,344	ICAP (a)	847,141
22,316	Imperial Tobacco Group (a)	812,902
75,858	Prudential (a)	783,545
See accompanying Notes to Financial Statements.
| 40

Aston Funds
ASTON/Barings International Fund	October 31, 2011

Schedule of Investments — continued

		Market
Shares		Value
	United Kingdom (continued)
8,719	Randgold Resources (a)	$953,574
192,170	Resolution (a)	845,718
85,146	Rolls-Royce Holdings * (a)	958,442
5,875,074	Rolls-Royce Holdings,
	C Shares * (a) (b)	9,447
24,946	SABMiller (a)	908,537
21,455	Shire (a)	673,377
35,210	Standard Chartered (a)	821,601
37,192	Tullow Oil (a)	835,625
86,007	WPP (a)	890,264

		12,708,111

	Total Common Stocks (Cost $51,207,934)	51,521,118

INVESTMENT COMPANY — 0.37%
197,696	BlackRock Liquidity Funds TempCash Portfolio	197,696

	Total Investment Company (Cost $197,696)	197,696

Total Investments — 97.98% (Cost $51,405,630)**		51,718,814

Net Other Assets and Liabilities — 2.02%		1,063,838

Net Assets — 100.00%		$52,782,652

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $51,874,023.

Gross unrealized appreciation	$3,446,135
Gross unrealized depreciation	(3,601,344)

Net unrealized appreciation	$(155,209)

(a)	Securities with a total aggregate market value of $45,872,910 or 86.91% of the net assets were valued under the fair value procedures established by the Fund’s Board of Trustees.

(b)	This security has been determined by the Sub-Adviser to be an illiquid security. At October 31, 2011, this security amounted to $9,447 or 0.02% of net assets.

ADR	American Depositary Receipt

SP ADR	Sponsored American Depositary Receipt
See accompanying Notes to Financial Statements.
| 41

Aston Funds ASTON/Neptune International Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011

Robin Geffen
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The end of 2010 was a positive period for global equities, with markets ending the year strongly. During the fourth quarter, the Fund’s Materials and Consumer Staples holdings performed strongly, as did a number of Industrials stocks. In geographic terms, the Fund’s significant exposure to Russia was especially beneficial, as was stock selection in China.

During the first quarter of 2011, the Fund’s overweight in the Energy sector, significantly contributed to performance. Additionally, as we saw the momentum of industrial production increase in developed markets, adding to the already strong emerging market demand, the Fund increased its exposure to a number of high quality, late-cycle Capital Expenditure (CAPEX) spending plays.

However, as 2011 progressed oil prices started to decline and growth concerns began to develop. The weighting in Energy was the source of some underperformance for the Fund. However, as with the first quarter, stronger markets in late June saw the Fund regain some relative performance and end the second quarter with strong momentum.

In the third quarter, however, equity markets were extremely weak. A U.S. sovereign debt downgrade, continued concerns over the unresolved Euro zone debt crisis, China growth slowdown fears and the apparent paralysis of policymakers were just a few of the factors to undermine investor confidence, despite corporate news remaining resilient. The Fund’s underweight in the Financials sector continued to benefit performance, although our emerging market holdings suffered as investors fled from perceived ‘risk’ assets due to developed world news.

October, however, saw positive sentiment return to the markets as hopes regarding a resolution to the Euro zone crisis increased.

Despite the near-term challenges, we are still positive on global growth in the longer term, particularly once macroeconomic fears ease. Although the Organization for Economic Co-Operation and Development (OECD) economies having only just returned to their precrisis real GDP levels, the emerging economies are now more than 14% above this level. This, combined with low debt in the emerging markets, and continued deleveraging in the developed world, means that we believe nations such as Russia and China will continue to be the driving forces behind global growth.

Q.	What were the best performing holdings for the Fund during the period?

A.	The Fund’s focus on industry leaders, regardless of where they are based, saw a number of strong performers. In the emerging markets, our holdings in Baidu and Wimm-Bill-Dan rose 35.9% and 34.2% respectively over the 12-month period. Baidu continued its run of excellent results and Wimm-Bill-Dan (no longer held) was bought at a significant premium by PepsiCo in December 2010. Furthermore, the Fund’s holdings in British American Tobacco and Unilever also saw returns of over 20%.

Q.	What were the weakest performing holdings?

A.	During the violent equity market sell-off we saw in the third quarter, cyclical stocks were hurt the most as investors ploughed into safe havens as a multitude of concerns over Europe, the U.S. and China worried markets. Against this background, the Fund’s holdings in materials stocks such as Antofagasta and BHP Billiton have suffered in the near-term, as have Chinese names such as China Life Insurance Co.

Q.	How was the Fund positioned as of October 31, 2011?

A.	The Fund remains fully invested in the highest quality sector winners that we believe are able to benefit from underappreciated growth, wherever in the world our research has identified it. We have maintained our conviction in the Fund’s positioning throughout this volatile period, focusing on both developed world companies with exposure to emerging market and global growth themes, and high-quality emerging market stories.
Growth of a Hypothetical
$10,000 Investment—Class I
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Investments made in securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.
Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	-4.63%
Since Inception	-7.96%
Inception Date 06/17/08
Average Annual Total Returns — Class I

One Year	-4.36%
Since Inception	-3.49%
Inception Date 08/06/07
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers and reimbursements had not been in effect.
| 42

Aston Funds ASTON/Neptune International Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 94.33%
	Brazil — 1.55%
1,000	Petroleo Brasileiro, ADR	$27,010

	China — 25.71%
1,000	Baidu, SP ADR *	140,180
10,000	China Life Insurance, Class H (a)	25,853
5,000	China Mobile (a)	47,522
25,000	China Oilfield Services (a)	41,642
7,000	China Resources Enterprise (a)	25,564
30,000	Mandarin Oriental International (a)	48,527
40,000	PetroChina, Class H (a)	51,928
21,666	Shangri-La Asia (a)	43,517
1,000	Tencent Holdings (a)	23,128

		447,861

	France — 2.55%
850	Total (a)	44,351

	India — 1.68%
500	Infosys, SP ADR	29,295

	Japan — 10.76%
300	FANUC (a)	48,507
2,000	Komatsu (a)	49,450
3,500	Kubota (a)	28,827
1,200	Sony (a)	25,036
5,000	Toray Industries (a)	35,587

		187,407

	Luxembourg — 0.51%
500	Evraz Group, GDR (a)	8,857

	Netherlands — 3.02%
1,000	Akzo Nobel (a)	52,582

	Norway — 2.71%
1,000	Yara International (a)	47,289

	Russia — 12.41%
4,000	Gazprom, SP ADR	46,440
500	Lukoil, SP ADR	28,850
2,000	MMC Norilsk Nickel, ADR	38,500
5,000	Rosneft Oil, GDR (a)	35,428
2,750	Sberbank, SP ADR *	29,563
1,250	X5 Retail Group, GDR (a) *	37,462

		216,243

	Switzerland — 2.59%
800	Novartis AG (a)	45,068

	Taiwan — 2.17%
3,000	Taiwan Semiconductor
	Manufacturing, SP ADR	37,860

	United Kingdom — 28.67%
1,300	Antofagasta PLC (a)	24,196
1,300	BHP Billiton PLC (a)	40,936
1,000	British American Tobacco PLC (a)	45,850
2,500	Diageo PLC (a)	51,739
1,000	GlaxoSmithKline PLC (a)	22,442
2,999	HSBC Holdings PLC (a)	26,167
1,000	Imperial Tobacco Group PLC (a)	36,427
17,140	Polyus Gold International, GDR *	56,219
5,000	Rolls-Royce Holdings PLC (a) *	56,282
345,000	Rolls-Royce Holdings PLC, C Shares * (b)	555
1,687	Standard Chartered PLC (a)	39,365
5,000	Tesco PLC (a)	32,237
2,000	Unilever PLC (a)	67,040

		499,455

	Total Common Stocks (Cost $1,728,671)	1,643,278

INVESTMENT COMPANY — 6.48%
112,879	BlackRock Liquidity Funds TempCash Portfolio	112,879

	Total Investment Company (Cost $112,879)	112,879

Total Investments — 100.81% (Cost $1,841,550)**		1,756,157

Net Other Assets and Liabilities — (0.81)%		(14,044)

Net Assets — 100.00%		$1,742,113

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $1,841,557.

Gross unrealized appreciation	$224,285
Gross unrealized depreciation	(309,685)

Net unrealized depreciation	$(85,400)

(a)	Securities with a total aggregate market value of $1,208,806 or 69.39% of the net assets, were valued under the fair value procedures established by the Fund’s Board of Trustees.

(b)	This security has been determined by the Sub-Adviser to be an illiquid security. At October 31, 2011, this security amounted to $555 or 0.03% of net assets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

SP ADR	Sponsored American Depositary Receipt
See accompanying Notes to Financial Statements.
| 43

Aston Funds ASTON/Neptune International Fund	October 31, 2011

Schedule of Investments — continued
Forward foreign currency contracts outstanding as of October 31, 2011 were as follows:

		Principal			Net
Contracts		Amount			Unrealized
to Buy or		Covered by			Appreciation/
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	JPY	15,310,913	02/12	RBC	$(2,221)
Buy	JPY	1,701,212	02/12	RBC	522
Sell	JPY	(17,012,125)	02/12	JPM	(17,654)

					$(19,353)

JPY	Japanese Yen

JPM	JPMorgan Chase

RBC	Royal Bank of Canada
See accompanying Notes to Financial Statements.
| 44

Aston Funds
ASTON/Lake Partners LASSO Alternatives Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011

Frederick C. Lake & Ronald A. Lake
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The trailing 12 months can be dissected into three distinct sub-periods. First, from the end of October 2010 through February 18, 2011 the S&P 500 gained 14%, continuing the rally in equities that began in 2009. Second, the next five months saw the index gyrate in a relatively narrow range that included two 6% drawdowns (a product of economic uncertainty), only to end the period flat. Then, from July 22 through the end of October, the index experienced a sharp double digit correction followed by a period of significant volatility, before recovering slightly to end the sub-period down -6%. These moves reflected weak economic news, the dysfunctional debt ceiling and budget deal in Washington, and increasing dismay over the sovereign credit situation in Europe.

Despite the market’s roller-coaster ride, the Fund managed to significantly outperform its benchmark, as it was better positioned to take advantage of turbulent market conditions. In general, the Fund benefited from a relatively conservative net equity exposure. In contrast, the benchmark, which was comprised of a small number of idiosyncratic managers, was particularly vulnerable to the market’s volatility.

Q.	What were the best performing holdings for the Fund during the period?

A.	Returns were driven by solid gains in Long-Biased equity funds, particularly Weitz Partners III Opportunity. Equity funds with well hedged portfolios also contributed, including Robeco Boston Partners Long/Short and FPA Crescent. In the Hedged Credit area, MetWest High Yield made a meaningful contribution.

Q.	What were the weakest performing holdings?

A.	Managed futures detracted from performance, but fortunately the Fund’s allocation in them was modest. Additionally, Tail Risk and Market Hedges were closed for small losses.

Q.	How was the Fund positioned as of October 31, 2011?

A.	Throughout the year we have positioned the portfolio to dampen the risk of conventional asset classes while maintaining the potential for relatively stable returns via less conventional strategies. Broadly speaking, our overall “game plan” has been to 1) limit the program’s net equity exposure to relatively conservative levels, 2) diversify across a mix of less correlated strategies, including Strategic Fixed Income, Hedged Credit, Arbitrage and Managed Futures, and 3) be proactive in making incremental adjustments to the mix of strategies to take advantage of opportunities or, conversely, to sidestep potential risks.

As the fiscal year began, we had just completed increasing net equity exposure to nearly 40% as global economic fundamentals began to improve in late summer 2010. We maintained this exposure until June 2011. At that time, we reduced allocations to “risk assets,” primarily by taking profits in credit-related strategies as spreads began to widen. By June 30, we had raised cash to approximately 15%. Then, in early August 2011, we reduced exposures further during the market slide in accordance with our risk management discipline. We steadily re-deployed cash during the next two months. As a result, net equity exposure had edged back up to the 35% to 40% range by fiscal year end.

At fiscal year end, equity-oriented funds, which encompass a diverse mix of Long-Biased, Hedged, Multi-Asset and Global Strategies, accounted for 48% of the portfolio. Other strategy allocations included 15% to Hedged Credit and 10% each to Strategic Fixed Income, Arbitrage and Managed Futures.

Going forward, we believe that the investment environment can continue to improve, but that volatility will remain a feature of the landscape due to the unpredictable outcomes of policy issues. We therefore intend to continue to diversify the portfolio by utilizing a mix of alternative strategies with less correlated sources of potential returns.
Growth of a Hypothetical
$10,000 Investment—Class I
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
A fund-of-funds that invest in funds using alternative or hedging strategies may be exposed to potentially dramatic changes in the value of certain of their portfolio holdings. Investments in a fund-of-funds are subject to higher costs than investing directly in the underlying funds.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	0.92%
Since Inception	3.11%
Inception Date 03/03/10
Average Annual Total Returns — Class I

One Year	1.22%
Since Inception	8.25%
Inception Date 04/01/09*

*  The Fund commenced operations on April 1, 2009. Because the Fund invests primarily in open-end investment companies which are priced as of the close of the NYSE, performance is shown from April 2, 2009.
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers had not been in effect.
| 45

Aston Funds
ASTON/Lake Partners LASSO Alternatives Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
INVESTMENT COMPANIES — 99.91%
	Arbitrage — 10.10%
7,907	Arbitrage Fund-I	$105,399
290,217	Dunham Monthly Distribution
	Fund-N	10,410,097
659,164	Merger Fund	10,460,933

		20,976,429

	Hedged Fixed Income — 25.30%
504,127	Driehaus Active Income Fund	5,232,841
530,617	Driehaus Select Credit Fund	5,242,491
11,683	Eaton Vance Global Macro Absolute Return Fund-I	116,250
988,058	John Hancock Funds II — Strategic Income Opportunities Fund	10,512,944
2,080,064	Metropolitan West High Yield Bond Fund-I	20,946,243
809,373	Templeton Global Total Return Fund-AD	10,481,376

		52,532,145

	Hedged Futures/Commodities — 10.10%
725,980	Altegris Managed Futures Strategy Fund-I	7,012,962
674,344	ASG Managed Futures Strategy Fund-Y	7,026,662
665,899	MutualHedge Frontier Legends Fund-I *	6,925,348

		20,964,972

	Long/Short Strategies — 48.33%
952,231	FPA Crescent Fund-I	25,814,974
1,958,761	Robeco Boston Partners Long/Short Equity Fund-IS	40,056,670
354,821	Royce Global Select Fund-INV	6,237,751
34,555	Royce Select Fund I	676,592
2,190,177	The Weitz Funds — Partners III Opportunity Fund	26,019,306
9,990	Turner Medical Sciences Long/Short Fund *	103,002
110,390	Wasatch-1st Source Long/Short Fund	1,433,962

		100,342,257

	Cash Equivalents — 6.08%
12,618,258	Blackrock Liquidity Funds Treasury Trust Fund Portfolio	12,618,258

	Total Investment Companies (Cost $209,057,954)	207,434,061

Total Investments — 99.86% (Cost $209,057,954)**		207,434,061

Net Other Assets and Liabilities — 0.09%		191,261

Net Assets — 100.00%		$207,625,322

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is$209,060,251.

Gross unrealized appreciation	$1,181,030
Gross unrealized depreciation	(2,807,220)

Net unrealized depreciation	$(1,626,190)

See accompanying Notes to Financial Statements.
| 46

Aston Funds
ASTON Dynamic Allocation Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011

Bryce James
Q:	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A:	The most significant factors were the continued high levels of price volatility in the markets. This was especially noticeable with the increase in volatility during the second half of 2011. On any given day, from August through October, the market witnessed moves of +/- 3%. The Fund’s decision, in November 2010 to move to a flexible reallocation schedule did allow us to better manage this further increasing volatility. Nonetheless, higher volatility has proven challenging in optimizing risk-adjusted returns.

Q:	What were the best performing holdings for the Fund during the period?

A:	By far the best performing holding was KOL, the Market Vectors Coal ETF, returning more than 50% in the first half of 2011. The next best results came from the U.S. Mid-Cap equity area. This wasrepresented by the SPDR S&P MidCap 400 and the iShares Russell MidCap Growth ETFs, returning 21% and 19%, respectively.

Q:	What were the weakest performing holdings?

A:	With the increased market volatility, and perhaps ironically, but revealing, the worst realized loss came from the iPath S&P 500 VIX ETN, with a -17% return. Fortunately, this was a relatively small (2.5%) weighting in the portfolio. Nevertheless, later in the year, this same weighting in the VIX offset that loss with an 18% gain. The greatest unrealized loss came from the ProShares UltraShort Financials ETF at -18% as of year-end, October 31, 2011. However, again, the portfolio weight was a relatively small (1%).

Q:	How was the Fund positioned as of October 31, 2011?

A:	The Fund’s allocation as of October 31, 2011 was conservative, but less so than at the Fund’s most conservative allocation point near the end of July. The fiscal year-end allocations were: Domestic Equity: 8%, International Equity: 11%, Domestic Fixed Income: 58%, Commodity: 7%, Asset Allocation 2% and Cash equivalents: 14%.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Investments in ETFs are subject to higher costs than investing directly in the underlying security. There are also certain investment limitations with a fund-of-funds.
Returns for Period Ended 10/31/11
Average Annual Total Returns — Class N

One Year	6.86%
Since Inception	2.08%
Inception Date 01/10/08
Total Return — Class I

Cumulative Since Inception	6.89%
Inception Date 11/02/10
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers had not been in effect.
| 47

Aston Funds
ASTON Dynamic Allocation Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
EXCHANGE TRADED FUNDS — 85.87%
	Asset Allocation — 1.93%
44,040	PowerShares DB U.S. Dollar
	Index Bullish Fund *	$949,943

	Commodities — 6.92%
31,363	PowerShares DB Agriculture Fund *	953,749
14,664	SPDR Gold Shares *	2,453,874

		3,407,623

	Domestic Equities — 8.48%
29,454	Health Care Select Sector
	SPDR Fund	989,360
45,554	iShares Dow Jones U.S.
	Telecommunications Sector
	Index Fund	963,923
29,109	ProShares Short Russell2000 *	885,787
5,958	ProShares UltraShort Financials *	364,331
6,031	SPDR S&P 400 MidCap Growth	973,403

		4,176,804

	Domestic Fixed Income — 57.88%
260,374	iShares Barclays 1-3 Year Treasury Bond Fund	22,014,622
16,476	iShares iBoxx Investment Grade Corporate Bond Fund	1,889,797
100,260	SPDR Barclays Capital 1-3 Month T-Bill ETF *	4,594,916

		28,499,335

	International Equities — 10.66%
67,130	iShares MSCI Australia Index Fund	1,593,666
25,683	iShares MSCI Brazil Index Fund	1,601,849
81,858	IShares MSCI Singapore Index Fund	1,002,760
23,103	iShares S&P Latin America 40 Index Fund	1,050,955

		5,249,230

	Total Exchange Traded Funds (Cost $41,933,294)	42,282,935

INVESTMENT COMPANY — 12.58%
6,193,032	BlackRock Liquidity Funds TempCash Portfolio	6,193,032

	Total Investment Company (Cost $6,193,032)	6,193,032

Total Investments — 98.45% (Cost $48,126,326)**		48,475,967

Net Other Assets and Liabilities — 1.55%		764,557

Net Assets — 100.00%		$49,240,524

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $48,148,245.

Gross unrealized appreciation	$643,520
Gross unrealized depreciation	(315,798)

Net unrealized appreciation	$327,722

DB	Deutsche Bank

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor

SPDR	Standard & Poor’s Depositary Receipt
See accompanying Notes to Financial Statements.
| 48

Aston Funds
ASTON/M.D. Sass Enhanced Equity Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011

Ronald L. Altman
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Selling call options produced a substantial income stream in addition to owning stocks that had higher dividend yields than the market as a whole. Additionally, owning put options had a dramatically positive impact particularly during the third quarter of 2011. The excess return of the Fund’s equity-only portion of the portfolio was mostly a function of having a significant overweight in Utilities, which performed exceedingly well over the last few calendar quarters. On the negative side, holdings in Financial companies detracted from performance.

Q.	What were the best performing holdings for the Fund during the period?

A.	The best performing equities on a weighted basis were in several different sectors, with FirstEnergy, an electric utility, the top contributor. Visa, Intel, Xilinx, and Home Depot were the next four top contributors. The majority of the holdings in this group were Technology companies, that had low valuations relative to the overall market. This group of companies illustrates the bottom-up stock selection nature of how we build the underlying portfolio.

Q.	What were the weakest performing holdings?

A.	On the negative side, Bank of America was our worst performing equity followed by Staples, Xerox, Corning, and PartnerRe Ltd. Unfortunately, the market did not agree with our assessment of the value argument which was the basis of each of these investments. Interestingly, all but Bank of America recovered more than the S&P subsequent to the recent low at the beginning of October. The only equity in this group where we remain underweight relative to our average position size is Bank of America because we are concerned about headline risk in the near-term but remain positive on a longer-term basis.

Q.	How was the Fund positioned as of October 31, 2011?

A.	Our strategy of investing in companies that pay a higher than average dividend, hedging the portfolio by selling calls and buying protective index put options resulted in our portfolio holding its value significantly better than the overall market as measured by the S&P 500 Index.

At the end of the fiscal year the current yield of the portfolio was about 100 basis points above the S&P on an indicated annual rate and the price earnings ratio (“P/E Ratio”) based upon one year forward earnings estimates was below that of the index as well. Given our expectation of a subpar economic environment over the next 12 months, we expect to keep pursuing a risk adverse posture in the portfolio.

With all of the economic uncertainties, we think prudence dictates a concentration in equities such as electric Utilities and larger Healthcare companies, and that a portion of the call option proceeds should continue to be invested in protective put options. We remain concerned about the economic and profit outlook for the next year. It is our opinion that given the global deleveraging which is taking place across the entire developed world, the economic outlook will be characterized by subpar growth for an extended period of time. Given this scenario it is our conclusion that an income-centric investment approach that also incorporates the hedging techniques that we employ may continue to be rewarded.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Investing in covered call options involves the risk of a lack of liquidity and can be negatively impacted by market price fluctuations.
     Returns For Period Ended 10/31/11
     Average Annual Total Returns — Class N

One Year	7.69%
Since Inception	3.45%

Inception Date 01/15/08
Average Annual Total Returns — Class I

One Year	7.97%
Since Inception	7.88%

Inception Date 03/03/10
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers had not been in effect.

| 49

Aston Funds
ASTON/M.D. Sass Enhanced Equity Fund	October 31, 2011
Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 98.61%
	Consumer Discretionary — 14.46%
100,000	Carnival (a)	$3,521,000
145,000	International Game Technology (a)	2,550,550
70,000	Kohl’s (a)	3,710,700
150,000	Lowe’s (a)	3,153,000
230,000	Staples (a)	3,440,800

		16,376,050

	Consumer Staples — 8.90%
50,000	PepsiCo (a)	3,147,500
130,000	Sysco (a)	3,603,600
100,000	Walgreen (a)	3,320,000

		10,071,100

	Financials — 11.71%
240,000	Bank of America (a)	1,639,200
95,000	MetLife (a)	3,340,200
60,000	NYSE Euronext (a)	1,594,200
50,000	PartnerRe (Bahamas) (a)	3,111,000
50,000	SunTrust Banks (a)	986,500
100,000	Wells Fargo (a)	2,591,000

		13,262,100

	Healthcare — 8.89%
69,000	Abbott Laboratories (a)	3,717,030
50,000	Johnson & Johnson (a)	3,219,500
90,000	Medtronic (a)	3,126,600

		10,063,130

	Industrials — 15.58%
180,000	General Electric (a)	3,007,800
65,000	Illinois Tool Works (a)	3,160,950
40,000	Lockheed Martin (a)	3,036,000
130,000	Quanta Services * (a)	2,715,700
80,000	Raytheon (a)	3,535,200
31,000	United Parcel Service, Class B (a)	2,177,440

		17,633,090

	Information Technology — 19.19%
215,000	Cisco Systems (a)	3,983,950
215,000	Corning (a)	3,072,350
85,000	Harris (a)	3,208,750
120,100	Microsoft (a)	3,198,263
200,000	Nokia OYJ, SP ADR (Finland)	1,346,000
40,000	Visa, Class A (a)	3,730,400
390,000	Xerox (a)	3,190,200

		21,729,913

	Telecommunication Services — 2.85%
110,000	AT&T (a)	3,224,100

	Utilities — 17.03%
100,000	Constellation Energy Group (a)	3,970,000
55,000	Entergy (a)	3,804,350
93,000	Exelon (a)	4,128,270
59,000	NextEra Energy (a)	3,327,600
120,000	Public Service Enterprise Group (a)	4,044,000

		19,274,220

	Total Common Stocks (Cost $118,084,484)	111,633,703

Number of
Contracts
PURCHASED OPTIONS — 0.41%
	SPDR S&P 500 ETF Trust
550	Strike @ $108 Exp 11/19/11	16,500
700	Strike @ $109 Exp 11/19/11	22,400
950	Strike @ $110 Exp 11/19/11	35,150
900	Strike @ $111 Exp 11/19/11	36,000
600	Strike @ $112 Exp 11/19/11	27,000
500	Strike @ $107 Exp 12/17/11	46,500
400	Strike @ $108 Exp 12/17/11	43,600
500	Strike @ $109 Exp 12/17/11	52,000
500	Strike @ $110 Exp 12/17/11	65,000
100	Strike @ $109 Exp 12/30/11	15,100
100	Strike @ $110 Exp 12/30/11	16,400
200	Strike @ $111 Exp 12/30/11	35,000
100	Strike @ $112 Exp 12/30/11	14,500
100	Strike @ $113 Exp 12/30/11	20,000
100	Strike @ $114 Exp 12/30/11	21,600

	Total Purchased Options (Cost $2,129,763)	466,750

Shares
INVESTMENT COMPANY — 3.72%
4,208,294	BlackRock Liquidity Funds FedFund Portfolio	4,208,294

	Total Investment Company (Cost $4,208,294)	4,208,294

Total Investments — 102.74% (Cost $124,422,541)**		116,308,747

Net Other Assets and Liabilities — (2.74)%		(3,103,573)

Net Assets — 100.00%		$113,205,174

*	Non-income producing security.
See accompanying Notes to Financial Statements.

| 50

Aston Funds
ASTON/M.D. Sass Enhanced Equity Fund	October 31, 2011
Schedule of Investments — continued

**	Aggregate cost for Federal income tax purposes is $124,626,345.

Gross unrealized appreciation	$3,638,398
Gross unrealized depreciation	(11,955,996)

Net unrealized depreciation	$(8,317,598)

(a)	These securities are pledged as collateral for call options written.

ETF	Exchange-Traded Fund

NYSE	New York Stock Exchange

S&P	Standard & Poor

SP ADR Sponsored American Depositary Receipt

SPDR	Standard & Poor’s Depositary Receipt
Transactions in written call options for the year ended October 31, 2011 were as follows:

	Number of
	Contracts	Premium

Outstanding, October 31, 2010	31,691	$3,105,267
Call Options Written	106,889	8,866,833
Call Options Closed or Expired	(93,112)	(8,003,804)
Call Options Exercised	(8,308)	(736,526)

Outstanding, October 31, 2011	37,160	$3,231,770

Premiums received and value of written call equity options outstanding as of October 31, 2011.

Number of		Premium	Market
Contracts	Description	Received	Value
	Abbot Laboratories
690	Strike @ $52.5 Exp11/11	$64,333	$124,200

	AT&T
513	Strike @ $31 Exp 01/12	36,965	14,877

	Bank of America
167	Strike @ $10 Exp 11/11	3,786	167
2,233	Strike @ $11 Exp 12/11	58,007	4,466

	Carnival
50	Strike @ $40 Exp 01/12	4,199	3,500
818	Strike @ $41 Exp 01/12	105,331	40,900
132	Strike @ $41 Exp 04/12	20,853	16,500

	Cisco Systems
1,950	Strike @ $19 Exp 01/12	87,775	161,850
200	Strike @ $20 Exp 02/12	7,395	13,000

	Constellation Energy Group
600	Strike @ $39 Exp 01/12	63,357	93,000
400	Strike @ $41 Exp 01/12	19,594	31,000

	Corning
300	Strike @ $17 Exp 02/12	13,293	12,300
1,850	Strike @ $19 Exp 02/12	94,510	20,350

	Entergy
19	Strike @ $75 Exp 01/12	2,883	513
531	Strike @ $72.5 Exp 03/12	49,901	63,720

	Exelon
930	Strike @ $45 Exp 01/12	100,438	79,050

	General Electric
100	Strike @ $18 Exp 12/11	3,599	2,100
10	Strike @ $21 Exp 12/11	1,040	10
450	Strike @ $20 Exp 01/12	33,293	3,150
200	Strike @ $18 Exp 03/12	13,595	11,800
1,040	Strike @ $20 Exp 03/12	87,426	17,680

	Harris
198	Strike @ $50 Exp 11/11	22,371	990
25	Strike @ $45 Exp 01/12	3,074	563
577	Strike @ $50 Exp 01/12	76,731	8,655

	Illinois Tool Works
350	Strike @ $50 Exp 01/12	37,791	73,500
300	Strike @ $52.5 Exp 03/12	51,892	61,500

	International Game Technology
1,450	Strike @ $20 Exp 04/12	115,269	130,500

	Johnson & Johnson
100	Strike @ $65 Exp 01/12	17,997	17,500
200	Strike @ $67.5 Exp 01/12	29,595	13,600
200	Strike @ $67.5 Exp 04/12	34,595	30,800

	Kohl’s
700	Strike @ $60 Exp 04/12	131,204	113,400

	Lockheed Martin
50	Strike @ $77.5 Exp 12/11	8,499	7,650
200	Strike @ $85 Exp 12/11	48,134	1,500
100	Strike @ $80 Exp 01/12	19,797	12,500

	Lowe’s
100	Strike @ $24 Exp 01/12	4,998	3,100
1,400	Strike @ $23 Exp 04/12	139,994	142,800

	Medtronic
730	Strike @ $43 Exp 01/12	83,974	3,650
70	Strike @ $44 Exp 01/12	9,939	210
100	Strike @ $39 Exp 02/12	8,998	4,500

	MetLife
70	Strike @ $40 Exp 01/12	4,618	6,440
830	Strike @ $46 Exp 01/12	111,206	10,790

	Microsoft
900	Strike @ $29 Exp 01/12	42,096	27,900

	NextEra Energy
590	Strike @ $60 Exp 03/12	40,796	50,150

	NYSE Euronext
200	Strike @ $36 Exp 12/11	36,799	2,000
400	Strike @ $36 Exp 01/12	53,193	8,200

	PartnerRe (Bahamas)
480	Strike @ $75 Exp 02/12	71,028	7,200

	PepsiCo
100	Strike @ $67.5 Exp 01/12	13,797	3,400

	Public Service Enterprise Group
1,200	Strike @ $35 Exp 12/11	95,841	48,000

	Quanta Services
200	Strike @ $20 Exp 11/11	7,795	28,500
1,100	Strike @ $22 Exp 11/11	106,231	49,500

	Raytheon
800	Strike @ $52.5 Exp 11/11	102,446	1,200

	Staples
1,900	Strike @ $19 Exp 01/12	121,598	9,500

	SunTrust Banks
500	Strike @ $28 Exp 01/12	57,304	2,500

	Sysco
850	Strike @ $29 Exp 11/11	75,636	12,750
450	Strike @ $29 Exp 01/12	50,839	20,250
See accompanying Notes to Financial Statements.

| 51

Aston Funds
ASTON/M.D. Sass Enhanced Equity Fund	October 31, 2011

Schedule of Investments — continued

Number of		Premium	Market
Contracts	Description	Received	Value
	United Parcel Service, Class B
250	Strike @ $70 Exp 01/12	$39,944	$75,000
60	Strike @ $72.5 Exp 01/12	8,278	9,420

	Visa, Class A
400	Strike @ $80 Exp 12/11	135,452	572,000

	Walgreen
947	Strike @ $37 Exp 04/12	121,192	97,541

	Wells Fargo
1,000	Strike @ $33 Exp 01/12	102,983	5,500

	Xerox
3,900	Strike @ $10 Exp 04/12	116,273	97,500

	Total Written Call Options .	$3,231,770	$2,486,292

See accompanying Notes to Financial Statements.

| 52

Aston Funds
ASTON/River Road Long-Short Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011 Greg Deuser, CFA & Matthew Moran, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark since the Fund’s inception?

A.	Since the inception of the Fund in May 2011, the Russell 3000 has been weak, declining -7.56%. The average net market exposure of 38% limited the participation of the Fund in the decline. The Drawdown Plan systematically reduced net market exposure to just 10% in the depths of the market’s decline. The Fund also benefited from solid stock selection as both the long and short portfolios outperformed the benchmark for the period.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to total return during the period were Rent-A-Center Inc. and National Fuel Gas Co. Rent-A-Center is the largest rent-to-own operator in the U.S. The company consistently produces substantial free cash flow, but top-line growth has been elusive. Two new growth initiatives should accelerate revenue growth going forward. International expansion into Mexico and Canada shows promise and the introduction of RAC Acceptance kiosks in furniture, appliance, and electronics retailers are giving revenues an immediate boost. RAC Acceptance offers rent-to-own contracts to customers who may not qualify for in-store credit. With the contraction of credit following the credit crisis, Rent-A-Center is in the right place at the right time. National Fuel Gas is an integrated natural gas utility in New York and Pennsylvania founded in 1902. National Fuel Gas owns 745,000 acres in the Marcellus Shale field, much of it owned since the Great Depression. Advancements in drilling technologies have greatly improved the economic feasibility of shale gas and National Fuel Gas owns rather than leases its acreage, which provides an extra degree of safety and flexibility.

Q.	What were the weakest performing holdings?

A.	The two positions with the largest negative contribution to the Fund’s total return were a short position in the SPDR S&P 500 ETF and a long position in WMS Industries Inc. A large short position in the SPDR S&P 500 ETF was established to reduce net market exposure in conjunction with the Drawdown Plan during exceptional market weakness in Q3. The reduced net market exposure contributed to significant capital protection through the market weakness, but the size of the ETF short position and the market rally in October combined to create our weakest performing position. WMS Industries is the second largest slot machine manufacturer in the U.S. Casinos have delayed replacing older slot machines as the weak economy has been reflected in declining gaming revenues. WMS stock declined to our stop loss price prompting the sale of the entire position.

Q.	How was the Fund positioned as of October 31, 2011?

A.	The end of October also marked the end of the Draw Up Plan, meaning net market exposure has returned to the normal range of 50% to 70%. During the market correction, we opportunistically added a number of high quality stocks that rarely sell at a discount. The short portfolio is transitioning from the SPDR S&P 500 ETF to individual short positions as stocks on the watch list rise to premium valuations. Valuations remain fair as the powerful October rally significantly reduced the discount-to-value in the portfolio. Event risk remains high making risk control at the individual position and portfolio level critical going forward.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
     Return For Period Ended 10/31/11
     Total Return — Class N

Cumulative Since Inception	-0.80%
Inception Date 05/04/11
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers and reimbursements had not been in effect.

| 53

Aston Funds
ASTON/River Road Long-Short Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 71.39%
	Consumer Discretionary — 12.78%
4,065	Big Lots *	$153,210
2,067	Bob Evans Farms	68,004
9,069	Liberty Media, Class A *	149,004
3,466	Madison Square Garden, Class A *	91,606
2,289	Target	125,323

		587,147

	Consumer Staples — 5.08%
14,476	Cott (Canada) *	102,490
3,600	CVS Caremark	130,680

		233,170

	Energy — 6.10%
4,007	Cloud Peak Energy *	91,961
1,338	Devon Energy	86,903
1,770	Transocean (Switzerland)	101,156

		280,020

	Financials — 9.76%
8,290	SEI Investments	134,215
8,451	Weyerhaeuser, REIT	151,949
386	White Mountains Insurance Group	162,120

		448,284

	Healthcare — 6.21%
4,304	Medtronic	149,521
4,389	STERIS	135,971

		285,492

	Industrials — 16.96%
1,945	Alexander & Baldwin	80,737
3,372	Brink’s	93,708
1,688	Dun & Bradstree	112,860
4,760	Equifax	167,314
4,607	Republic Services	131,115
1,503	Unifirst	78,682
1,636	United Parcel Service, Class B	114,913

		779,329

	Information Technology — 14.50%
3,480	DST Systems	174,661
5,268	Microsoft	140,287
3,613	NeuStar, Class A *	114,857
5,151	Total System Services	102,453
7,674	Western Union	134,065

		666,323

	Total Common Stocks (Cost $3,103,642)	3,279,765

INVESTMENT COMPANY — 18.47%
848,435	BlackRock Liquidity Funds TempCash Portfolio	848,435

	Total Investment Company (Cost $848,435)	848,435

Total Investments — 89.86% (Cost $3,952,077)***		4,128,200

$2,290,938 in cash was segregated or on deposit with the brokers to cover instruments sold short as of October 31, 2011 and is included in “Net Other Assets and Liabilities”.

COMMON STOCKS SOLD SHORT — (21.82)%
	Consumer Discretionary — (1.61)%
3,454	Bebe Stores	(24,800)
490	Brunswick	(8,653)
915	Jarden	(29,307)
397	Toll Brothers **	(6,924)
196	Zumiez **	(4,459)

		(74,143)

	Exchange Traded Fund — (16.71)%
6,119	SPDR S&P 500 ETF Trust	(767,629)

	Financials — (0.44)%
528	Equity One, REIT	(9,055)
255	Mercury General	(11,042)

		(20,097)

	Industrials — (1.83)%
3,577	Delta Air Lines **	(30,476)
470	Mobile Mini **	(8,526)
780	Pitney Bowes	(15,896)
1,267	RR Donnelley & Sons	(20,652)
511	Terex **	(8,503)

		(84,053)

	Information Technology — (0.52)%
315	AOL **	(4,448)
448	Dice Holdings **	(4,561)
2,130	Earthlink	(14,931)

		(23,940)

	Materials — (0.56)%
116	Molycorp **	(4,439)
463	Seabridge Gold (Canada) **	(10,996)
345	Texas Industries	(10,350)

		(25,785)

See accompanying Notes to Financial Statements.

| 54

Aston Funds
ASTON/River Road Long-Short Fund	October 31, 2011

Schedule of Investments — continued

		Market
Shares		Value
	Telecommunication Services — (0.15)%
1,122	Frontier Communications	$(7,024)

	Total Common Stocks
	Sold Short — (21.82)% (Proceeds $942,623)	(1,002,671)

Net Other Assets and Liabilities — 31.96%		1,468,401

Net Assets — 100.00%		$4,593,930

*	Non-income producing security.

**	No dividend payable on security sold short.

***	Aggregate cost for Federal income tax purposes is $3,996,189.

Gross unrealized appreciation	$186,188
Gross unrealized depreciation	(54,177)

Net unrealized appreciation	$132,011

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
S&P	Standard & Poor
SPDR	Standard & Poor’s Depositary Receipt
See accompanying Notes to Financial Statements.

| 55

Aston Funds
ASTON/Harrison Street Real Estate Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011

(Formerly the ASTON/Fortis Real	James Kammert, CFA &
Estate Fund)	Reagan Pratt
Harrison Street Securities, LLC became the subadviser to the Fund on June 30, 2011. Performance prior to that date reflects the performance of a previous subadviser.

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Large-cap REITs outperformed mid-and small-cap REITs during the period. Although the Fund’s underweight to large-cap REITs detracted from performance, overweight positions in select mid- and small-cap REITs generated positive performance—more than offsetting the large-cap headwind. Despite high valuations, investors were attracted to the perceived ‘safety’ of large-caps.

Q.	What were the best performing holdings and widely owned for the Fund during the period?

A.	Positions in large-cap self storage operator Public Storage and Office company Boston Properties aided performance. Public Storage’s strong balance sheet and solid operating trends boosted the shares. Boston Property’s concentration in vibrant mid-town Manhattan and the District of Columbia drove strong operating results and stock performance. Digital Realty, owner/operator of data centers, increased its dividend and consistently exceeded earnings expectations translating to strong stock performance.

Q.	What were the weakest performing holdings?

A.	Small-cap mall operator CBL & Associates detracted from performance despite reporting solid results, reflecting concerns about CBL’s leverage. Mid-cap Manhattan-centric office landlord SL Green Realty lagged the benchmark despite a strong relative performance in the first half of the year. Leverage and a somewhat unconventional investing strategy were rewarded with skepticism regarding its ability to replicate those results and concerns over the appropriate valuation of those cash flows. An overweight position in large-cap Vornado Realty Trust detracted from performance. In-line property performance failed to excite investors. Plus, its inability to invest the considerable liquidity on its balance sheet in any accretive property investments disaffected investors.

Q.	How was the Fund positioned as of October 31, 2011?

A.	The Fund remains tilted toward mid-and small-cap equity REITs as a function of their relative valuations and we continue to identify appealing relative opportunities among mid- and small-caps. The valuation inefficiencies in that area of the REIT market are more enduring than the often headline driven stock moves of more liquid, and widely owned large-caps. Our detailed, comprehensive bottom-up valuation screens permit identification of opportunities across capitalization size. The cost of capital and access to the capital markets are not that disparate among REITs, regardless of size. Thus, we focus on identifying relative value across all property types. The portfolio remains concentrated with nearly 70% of the Fund assets invested in the small- and mid-cap REITs and the balance in a handful of select large-cap names. The portfolio reflects a collection of well-capitalized REITs, many exhibiting excess liquidity on their balance sheets, that we think are poised to ramp external investing activities in 2012. We continue to believe that niche themes within the broader property types and geographies will do well heading into the next year.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying property and defaults by borrowers.
     Returns For Period Ended 10/31/11
     Average Annual Total Returns — Class N

One Year	11.66%
Five Year	-2.59%
Ten Year	10.39%
Since Inception	8.01%
Inception Date 12/30/97
Average Annual Total Returns — Class I

One Year	11.82%
Five Year	-2.37%
Since Inception	3.13%
Inception Date 09/20/05
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The total expense ratio for the N class and I class is 1.68% and 1.43% respectively, as disclosed in the prospectus dated March 1, 2011. The performance quoted would have been lower if waivers had not been in effect. Please refer to the Financial Highlights section in this report for more 2011 fiscal year end related information.
The performance quoted would have been lower if fee waivers had not been in effect.

| 56

Aston Funds
ASTON/Harrison Street Real Estate Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 98.32%
	Diversified — 16.58%
20,100	Crown Castle International *	$831,336
30,050	Digital Realty Trust	1,873,017
72,795	Duke Realty	893,923
20,200	Dundee Real Estate Investment Trust (Canada)	668,773
50,462	Dupont Fabros Technology	1,049,105
26,474	Entertainment Properties Trust	1,186,035

		6,502,189

	Healthcare — 14.23%
53,653	Health Care, REIT	2,826,976
62,955	Healthcare Realty Trust	1,189,220
154,848	Medical Properties Trust	1,563,965

		5,580,161

	Hotels — 6.81%
242,590	Strategic Hotels & Resorts *	1,380,337
9,700	Wynn Resorts	1,288,160

		2,668,497

	Industrial — 3.25%
15,543	EastGroup Properties	677,830
55,562	STAG Industrial	596,736

		1,274,566

	Office Properties — 11.62%
50,400	BioMed Realty Trust	912,744
23,100	Boston Properties	2,286,669
19,684	SL Green Realty	1,357,999

		4,557,412

	Residential — 19.08%
57,800	Apartment Investment & Management, Class A	1,425,926
17,841	AvalonBay Communities	2,385,163
15,600	Mid-America Apartment Communities	973,440
18,418	Sun Communities	701,357
80,000	UDR	1,994,400

		7,480,286

	Retail — 26.75%
66,899	CBL & Associates Properties	1,028,907
87,501	DDR	1,120,888
83,484	Inland Real Estate	626,130
110,642	Kimco Realty	1,932,916
27,200	Macerich	1,353,472
34,466	Simon Property Group	4,426,813

		10,489,126

	Total Common Stocks (Cost $35,680,812)	38,552,237

INVESTMENT COMPANY — 1.81%
711,854	BlackRock Liquidity Funds TempCash Portfolio	711,854

	Total Investment Company (Cost $711,854)	711,854

Total Investments — 100.13% (Cost $36,308,155)**		39,264,091

Net Other Assets and Liabilities — (0.13)%		(52,026)

Net Assets — 100.00%		$39,212,065

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $37,783,624.

Gross unrealized appreciation	$3,153,977
Gross unrealized depreciation	(1,673,510)

Net unrealized appreciation	$1,480,467

REIT	Real Estate Investment Trust
See accompanying Notes to Financial Statements.

| 57

Aston Funds
ASTON/Montag & Caldwell Balanced Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011

Ronald E. Canakaris, CFA, CIC
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund enjoyed solid gains during the past year. The equity returns were slightly ahead of the S&P 500, but modestly trailed the Russell 1000 Growth Index. Relative to the large-cap growth index, the Fund benefited from good stock selection within the Information Technology sector and an underweight position in Financial stocks. Detracting from relative performance was the Fund’s overweight position to the Healthcare sector and stock selection within Energy, Consumer Staples and Financials. The fixed income returns trailed the Barclays U.S. Government Credit Index as the Fund has maintained a duration position that is approximately 20% shorter than the Index and thus did not fully participate in the bond market rally. We have been defensive in our duration position due to our belief that one of the unintended consequences of the Fed’s quantitative easing program would be higher inflation and uncertainty surrounding the debt ceiling negotiations and its impact on long-term interest rates. However, the resumption of the European credit crisis and weaker than expected economic data sent yields plummeting in mid-2011 as investors sought out safety at any cost.

Q.	What were the best performing holdings for the Fund during the period?

A.	Accenture was the Fund’s top performing stock for the 12-month period as the company is experiencing accelerating growth in revenue. Accenture is especially well-positioned to benefit from a recovery in discretionary Information Technology spending, as customers increase investment after a decade of digestion. Apple enjoyed another year of strong returns due to the success of iPhone and iPad, as well as continued market share gains for Macbook Air and iMacs. Costco and TJX performed well as both companies offer a value proposition that resonates with consumers in a slow growth economic environment. McDonald’s posted another year of strong gains, benefiting from international expansion and improvements in its menu options and modernized restaurants.

Q.	What were the weakest performing holdings?

A.	Walgreens declined due to management’s apparently entrenched negotiating position with Express Scripts and we eliminated the position. General Electric suffered negative returns and we exited the stock despite the stock’s attractive valuation as the stock was not as defensive as we had expected, likely due to investor concerns about a new round of credit losses at GE Capital and the likelihood that decelerating economic growth may push out recovery in later cycle industrial businesses. Apache declined in the period and the position was eliminated due to our concern that Apache may be hampered by the ongoing political transition in Egypt. Disney declined and we exited the stock due to upcoming tough comparisons, slowing economic growth, deleveraging consumers, and heightened capital expenditures.

Q.	How was the Fund positioned as of October 31, 2011?

A.	We believe the stock market correction during the third quarter was caused by investors realizing that the developed world had too much debt and that economic and profit growth would be slower than anticipated as these countries deleverage. This more challenging and volatile stock market environment may persist into 2012, but we believe the shares of the higher-quality growth issues held in the Fund are attractively valued. We continue to maintain a short duration position for the bond portion of the Fund versus the benchmark as we view the risk/reward tradeoff for the bond market unfavorably, given the low level of yields, and favor high quality intermediate corporate bonds as investors seek incremental yield in a low interest rate environment.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.
     Returns For Period Ended 10/31/11
     Average Annual Total Returns — Class N

One Year	6.20%
Five Year	4.54%
Ten Year	3.52%
Since Inception	7.41%
Inception Date 11/02/94
Average Annual Total Returns — Class I

One Year	6.52%
Five Year	4.73%
Ten Year	3.74%
Since Inception	3.12%
Inception Date 12/31/98
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The total expense ratio for the N class and I class is 1.61% and 1.36% respectively, as disclosed in the prospectus dated March 1, 2011. Please refer to the Financial Highlights section in this report for more 2011 fiscal year end related information.
The performance quoted would have been lower if fee waivers had not been in effect.

| 58

Aston Funds
ASTON/Montag & Caldwell Balanced Fund	October 31, 2011

Schedule of Investments

		Market
Shares		Value
COMMON STOCKS — 57.90%
	Consumer Discretionary — 8.98%
5,500	Bed Bath & Beyond *	$340,120
7,050	McDonald’s	654,592
4,100	NIKE, Class B	395,035
9,000	Omnicom Group	400,320
7,300	TJX	430,189

		2,220,256

	Consumer Staples — 13.11%
10,500	Coca-Cola	717,360
4,800	Colgate-Palmolive	433,776
4,200	Costco Wholesale	349,650
17,700	Kraft Foods, Class A	622,686
7,770	PepsiCo	489,121
9,850	Procter & Gamble	630,301

		3,242,894

	Energy — 5.16%
5,450	Cameron International *	267,813
6,700	Halliburton	250,312
4,950	Occidental Petroleum	460,053
4,050	Schlumberger	297,553

		1,275,731

	Financials — 1.04%
7,400	JPMorgan Chase	257,224

	Healthcare — 9.83%
12,350	Abbott Laboratories	665,295
7,150	Allergan	601,458
6,000	AmerisourceBergen	244,800
6,500	Medco Health Solutions *	356,590
11,750	Stryker	562,942

		2,431,085

	Industrials — 3.90%
6,450	Emerson Electric	310,374
4,100	Fluor	233,085
6,000	United Parcel Service, Class B	421,440

		964,899

	Information Technology — 14.35%
9,900	Accenture PLC, Class A	596,574
1,460	Apple *	590,979
8,100	Cisco Systems	150,093
1,060	Google, Class A *	628,198
18,200	Oracle	596,414
11,150	Qualcomm	575,340
4,400	Visa, Class A	410,344

		3,547,942

	Materials — 1.53%
5,200	Monsanto	378,300

	Total Common Stocks (Cost $12,391,910)	14,318,331

Par Value
CORPORATE NOTES AND BONDS — 23.10%
	Consumer Staples — 4.61%
$325,000	Coca-Cola
	Senior Unsecured Notes 5.350%, 11/15/17	391,589
300,000	PepsiCo
	Senior Unsecured Notes 5.000%, 06/01/18	349,995
375,000	Wal-Mart Stores
	Senior Unsecured Notes 3.200%, 05/15/14	398,636

		1,140,220

	Energy — 1.54%
350,000	ConocoPhillips 4.750%, 02/01/14	381,681
	Financials — 5.02%
325,000	General Electric Capital
	Senior Unsecured Notes, MTN 4.375%, 09/16/20	332,329
250,000	JPMorgan Chase
	Senior Unsecured Notes 4.750%, 05/01/13	262,995
300,000	U.S. Bancorp
	Senior Unsecured Notes 4.200%, 05/15/14	324,457
300,000	Wells Fargo
	Senior Unsecured Notes, MTN, Series 1 3.750%, 10/01/14	320,252

		1,240,033

	Healthcare — 4.63%
350,000	Abbott Laboratories
	Senior Unsecured Notes 4.350%, 03/15/14	379,965
250,000	Johnson & Johnson
	Senior Unsecured Notes 5.950%, 08/15/37	340,274
See accompanying Notes to Financial Statements.

| 59

Aston Funds
ASTON/Montag & Caldwell Balanced Fund	October 31, 2011

Schedule of Investments — continued

		Market
Par Value		Value
	Healthcare (continued)
$400,000	Medtronic
	Senior Unsecured Notes 3.000%, 03/15/15	$424,966

		1,145,205

	Information Technology — 4.18%
300,000	Cisco Systems
	Senior Unsecured Notes 5.500%, 02/22/16	348,780
300,000	Hewlett-Packard
	Senior Unsecured Notes 4.500%, 03/01/13	312,353
350,000	Oracle
	Senior Unsecured Notes 4.950%, 04/15/13	371,730

		1,032,863

	Telecommunication Services — 3.12%
350,000	AT&T
	Senior Unsecured Notes 4.950%, 01/15/13	367,183
350,000	Verizon Communications
	Senior Unsecured Notes 5.550%, 02/15/16	405,335

		772,518

	Total Corporate Notes and Bonds (Cost $5,350,908)	5,712,520

U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 12.99%
	Fannie Mae — 0.36%
28,833	7.500%, 02/01/35, Pool # 787557	33,655
9,831	7.500%, 04/01/35, Pool # 819231	11,475
39,651	6.000%, 11/01/35, Pool # 844078	43,727

		88,857

	Freddie Mac — 0.74%
150,000	4.500%, 01/15/13	157,631
24,337	5.500%, 12/01/20, Gold Pool # G11820	26,318

		183,949

	Government National Mortgage Association — 0.19%
42,966	5.500%, 02/15/39, Pool # 698060	47,737

	U.S. Treasury Bonds — 2.89%
175,000	8.000%, 11/15/21	268,570
325,000	5.380%, 02/15/31	444,996

		713,566

	U.S. Treasury Notes — 8.81%
325,000	4.000%, 02/15/15	362,223
300,000	4.500%, 02/15/16	347,180
300,000	2.625%, 04/30/16	323,836
300,000	4.625%, 02/15/17	355,078
400,000	3.125%, 05/15/19	441,062
350,000	2.125%, 08/15/21	349,782

		2,179,161

	Total U.S. Government and Agency Obligations (Cost $2,943,334)	3,213,270

Shares
INVESTMENT COMPANY — 6.79%
1,678,547	BlackRock Liquidity Funds TempCash Portfolio	1,678,547

	Total Investment Company (Cost $1,678,547)	1,678,547

Total Investments — 100.78% (Cost $22,364,699)**		24,922,668

Net Other Assets and Liabilities — (0.78)%		(192,952)

Net Assets — 100.00%		$24,729,716

*	Non-income producing security.

**	Aggregate cost for Federal income tax purposes is $22,757,000.

Gross unrealized appreciation	$2,318,345
Gross unrealized depreciation	(152,677)

Net unrealized appreciation	$2,165,668

MTN	Medium Term Note

Portfolio Composition
Common Stocks	58%
Investment Company	7%
U.S. Government Obligations	12%
U.S. Government Agency Obligations	1%
Corporate Notes and Bonds (Moody’s Ratings unaudited)
Aaa	1%
Aa	8%
A	13%

100%

See accompanying Notes to Financial Statements.

| 60

Aston Funds
ASTON/DoubleLine Core Plus Fixed Income Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
Bonnie Baha, CFA; Jeffrey E. Gundlach; Luz M. Padilla & Philip A. Barach
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark since the Fund’s inception?

A.	All major sectors of the Fund outperformed the benchmark since the Fund’s inception. The fall in U.S. Treasury rates led to the outperformance of the longer duration portions of the portfolio, while the portfolio continues to benefit from the higher income of some sectors of the portfolio.

Q.	What were the best performing holdings for the Fund during the period?

A.	The mortgage-backed securities (MBS) holdings were the best performers: the Agency sector benefitted from the fall in rates while the non-Agency sector continues to have high income flows due to the low dollar prices of these securities.

Q.	What were the weakest performing holdings?

A.	The commercial mortgage-backed securities (CMBS) and the emerging markets fixed income (EMFI) securities were the weakest performers. The CMBS portion of the Fund portfolio outperformed the CMBS subset of the benchmark, however, while the EMFI holdings performed in-line with the overall benchmark.

Q.	How was the Fund positioned as of October 31, 2011?

A.	As of October 31, 2011, the Fund was underweight U.S. Treasuries versus the benchmark with a slight underweight to investment-grade Corporates and a slight overweight to MBS. The Fund also included EMFI securities, which are not in the benchmark.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund’s value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.
Returns for Period Ended 10/31/11
Total Return — Class N

Cumulative Since Inception	5.33%
Inception Date 07/18/11
Total Return — Class I

Cumulative Since Inception	5.38%
Inception Date 07/18/11
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The performance quoted would have been lower if fee waivers and reimbursement had not been in effect.

| 61

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2011
Schedule of Investments

		Market
Par Value		Value
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 16.02%
	Fannie Mae — 8.54%
272,849	4.000%, 01/25/41 Series 2010-156, Class ZC, CMO REMIC	$233,314
101,003	4.000%, 08/25/41 Series 2011-77, Class CZ, CMO REMIC	100,472
901,820	5.000%, 09/25/33 Series 2003-92, Class PZ, CMO REMIC	1,012,609
183,431	5.500%, 03/25/38 Series 2008-14, Class ZA, CMO REMIC	210,996
278,767	8.821%, 09/25/41 (b) Series 2011-88, Class SB, CMO REMIC	285,126
455,002	13.232%, 09/25/41 (b) Series 2011-87, Class U.S., CMO REMIC	476,925

		2,319,442

	Freddie Mac — 7.48%
135,828	14.313%, 10/15/40 (b) Series 3747, Class KS, CMO	139,394
103,040	4.000%, 01/15/41 Series 3795, Class VZ, CMO	102,846
450,005	9.413%, 01/15/41 (b) Series 3796, Class SK, CMO	435,266
154,391	13.082%, 04/15/41 (b) Series 3864, Class MS, CMO	164,555
202,007	4.000%, 07/15/41 Series 3888, Class ZG, CMO	200,322
353,905	4.500%, 07/15/41 Series 3894, Class ZA, CMO	348,322
201,043	12.770%, 07/15/41 (b) Series 3899, Class SD, CMO	202,993
476,733	9.139%, 09/15/41 (b) Series 3924, Class U.S., CMO	436,225

		2,029,923

	Total Agency Collateralized Mortgage Obligation (Cost $4,213,952)	4,349,365

U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 24.22%
	Fannie Mae — 0.34%
90,000	5.250%, 08/01/12	93,244

	Federal Home Loan Bank — 0.85%
230,000	0.300%, 09/10/12	230,015

	Freddie Mac — 0.30%
80,000	0.625%, 12/28/12	80,334

	Government National Mortgage Association — 4.72%
53,019	30.909%, 03/20/34 (b) Series 2004-35, Class SA	96,394
557,329	4.500%, 05/20/39 Series 2009-35, Class DZ	593,142
549,046	4.500%, 09/20/39 Series 2009-75, Class GZ	590,280

		1,279,816

	U.S. Treasury Bonds — 3.99%
375,000	8.000%, 11/15/21	575,508
410,000	4.375%, 11/15/39	506,670

		1,082,178

	U.S. Treasury Inflation Index Note — 1.98%
522,838	3.000%, 07/15/12	538,360

	U.S. Treasury Notes — 12.04%
670,000	1.875%, 04/30/14	695,753
230,000	1.250%, 10/31/15	235,229
640,000	2.750%, 11/30/16	695,150
235,000	2.375%, 07/31/17	250,165
410,000	2.375%, 05/31/18	433,799
125,000	6.125%, 11/15/27	179,902
345,000	0.625%, 02/28/13	347,022
420,000	1.500%, 07/31/16	431,616

		3,268,636

	Total U.S. Government and Agency Obligations (Cost $6,545,133)	6,572,583

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 3.26%
	Fannie Mae — 0.98%
243,804	5.500%, 07/01/36 Pool # 995112	266,126

	Freddie Mac — 2.28%
175,320	5.000%, 07/01/35 Gold Pool # G01840	188,616
322,226	5.500%, 08/01/38 Gold Pool # G04587	348,816
76,072	5.500%, 12/01/38 Gold Pool # G06172	82,373

		619,805

	Total U.S. Government Mortgage- Backed Securities (Cost $886,592)	885,931

See accompanying Notes to Financial Statements.

| 62

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2011
Schedule of Investments — continued

		Market
Par Value		Value
CORPORATE NOTES AND BONDS — 33.04%
	Consumer Discretionary — 1.64%
$100,000	Comcast 5.850%, 11/15/15	$114,487
50,000	DIRECTV Holdings 5.000%, 03/01/21	55,007
50,000	News America 6.650%, 11/15/37	58,277
50,000	Omnicom Group Senior Unsecured Notes 4.450%, 08/15/20	52,371
50,000	Target Senior Unsecured Notes 3.875%, 07/15/20	54,815
100,000	Time Warner Cable 5.000%, 02/01/20	110,363

		445,320

	Consumer Staples — 3.83%
75,000	Altria Group 9.250%, 08/06/19	100,090
100,000	Coca-Cola 1.800%, 09/01/16 (a)	100,017
100,000	Corp Pesquera Inca 9.000%, 02/10/17	101,600
100,000	Cosan Overseas Senior Unsecured Notes 8.250%, 11/05/15	100,750
120,000	Gruma Unsecured Notes 7.750%, 12/29/49	120,000
50,000	Kraft Foods Senior Unsecured Notes 5.375%, 02/10/20	57,887
100,000	Kroger 7.500%, 01/15/14	112,920
100,000	Procter & Gamble Senior Unsecured Notes 5.550%, 03/05/37	130,404
100,000	Safeway Senior Unsecured Notes 6.250%, 03/15/14	111,046
100,000	Wal-Mart Stores Senior Unsecured Notes 3.250%, 10/25/20	104,692

		1,039,406

	Energy — 4.32%
50,000	BP Capital Markets 4.750%, 03/10/19	55,597
100,000	ConocoPhillips 6.500%, 02/01/39	138,289
100,000	Devon Energy Senior Unsecured Notes 6.300%, 01/15/19	121,880
100,000	Kinder Morgan Energy Partners Senior Unsecured Notes 6.950%, 01/15/38	117,316
100,000	Marathon Petroleum Senior Unsecured Notes 5.125%, 03/01/21 (a)	108,608
75,000	ONEOK Partners 6.125%, 02/01/41	87,219
100,000	Pacific Rubiales Energy 8.750%, 11/10/16	112,000
100,000	Pan American Energy 7.875%, 05/07/21	100,750
100,000	Pemex Project Funding Master Trust 6.625%, 06/15/35	110,000
50,045	Tengizchevroil Finance Senior Secured Notes 6.124%, 11/15/14	51,985
50,000	Transocean Senior Unsecured Notes 6.000%, 03/15/18	53,342
100,000	Valero Energy 6.125%, 02/01/20	115,330

		1,172,316

	Financials — 8.42%
100,000	American Express Credit Senior Unsecured Notes 2.750%, 09/15/15	101,446
100,000	Australia & New Zealand Banking Group Senior Unsecured Notes 4.875%, 01/12/21 (a)	107,394
100,000	Banco de Credito del Peru Subordinated Notes 6.875%, 09/16/26 (b)	101,625
100,000	Banco Internacional del Peru Senior Unsecured Notes 5.750%, 10/07/20	96,580
170,000	Banco Mercantil del Norte Subordinated Notes 6.862%, 10/13/21 (b)	175,950
100,000	Berkshire Hathaway Senior Unsecured Notes 3.200%, 02/11/15	105,980
100,000	Citigroup Senior Unsecured Notes 6.000%, 12/13/13	105,923
100,000	Controladora Comercial Mexicana Senior Secured Notes 7.000%, 06/30/18 (c)	95,500
50,000	Deutsche Bank Senior Unsecured Notes 3.250%, 01/11/16	51,229
125,000	General Electric Capital Senior Unsecured Notes 3.350%, 10/17/16	128,767
100,000	Halyk Savings Bank of Kazakhstan Senior Unsecured Notes 9.250%, 10/16/13	105,000
50,000	HSBC Holdings Senior Unsecured Notes 5.100%, 04/05/21	54,122
200,000	Industrial Bank of Korea 3.750%, 09/29/16	201,440
50,000	JPMorgan Chase Senior Unsecured Notes 4.950%, 03/25/20	52,668
100,000	Kazkommertsbank Senior Unsecured Notes 8.000%, 11/03/15	85,500
100,000	Korea Development Bank 8.000%, 01/23/14	111,650
See accompanying Notes to Financial Statements.

| 63

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2011
Schedule of Investments — continued

		Market
Par Value		Value
	Financials (continued)
$50,000	MetLife Senior Unsecured Notes 6.375%, 06/15/34	$61,569
50,000	National Rural Utilities Cooperative Finance Collateral Trust 10.375%, 11/01/18	71,899
100,000	Oversea-Chinese Banking 4.250%, 11/18/19 (b)	103,355
50,000	PNC Funding 4.375%, 08/11/20	52,971
50,000	Royal Bank of Canada Senior Notes 2.300%, 07/20/16	50,861
50,000	Simon Property Group Senior Unsecured Notes 5.650%, 02/01/20	56,082
100,000	VTB Bank OJSC Via VTB Capital 6.551%, 10/13/20	99,500
100,000	Wells Fargo Senior Unsecured Notes 4.600%, 04/01/21	107,515

		2,284,526

	Healthcare — 0.94%
100,000	Biogen Idec Senior Unsecured Notes 6.875%, 03/01/18	121,797
75,000	Celgene Senior Unsecured Notes 3.950%, 10/15/20	76,079
50,000	WellPoint Senior Unsecured Notes 5.250%, 01/15/16	56,329

		254,205

	Industrials — 6.96%
100,000	AngloGold Ashanti Holdings 5.375%, 04/15/20	98,650
100,000	Anheuser-Busch InBev Worldwide 5.375%, 11/15/14	112,636
25,000	Boeing Senior Unsecured Notes 6.875%, 03/15/39	35,132
50,000	Covidien International Finance 2.800%, 06/15/15	51,821
100,000	Daimler Finance North America 6.500%, 11/15/13	109,703
100,000	Digicel Senior Notes 8.250%, 09/01/17	103,000
100,000	Empresas ICA 8.900%, 02/04/21	93,000
200,000	Gold Fields Orogen Holding BVI 4.875%, 10/07/20	186,579
100,000	Illinois Tool Works Senior Unsecured Notes 3.375%, 09/15/21 (a)	104,482
100,000	Minerva Overseas II 10.875%, 11/15/19	88,000
100,000	NET Servicos de Comunicacao 7.500%, 01/27/20	114,750
100,000	Novartis Capital 4.400%, 04/24/20	113,946
50,000	Sanofi Senior Unsecured Notes 2.625%, 03/29/16	52,267
200,000	SCF Capital 5.375%, 10/27/17	182,500
75,000	Southwest Airlines 5.125%, 03/01/17	79,207
50,000	United Parcel Service Senior Unsecured Notes 3.125%, 01/15/21	52,306
50,000	Vale Overseas 4.625%, 09/15/20	51,191
100,000	Voto-Votorantim 6.750%, 04/05/21	105,750
50,000	Waste Management 6.125%, 11/30/39	61,932
100,000	WPE International Cooperatief 10.375%, 09/30/20	91,050

		1,887,902

	Information Technology — 1.55%
100,000	Arrow Electronics Senior Unsecured Notes 3.375%, 11/01/15	100,442
100,000	IBM Senior Unsecured Notes 1.950%, 07/22/16	102,706
50,000	Intel Senior Unsecured Notes 3.300%, 10/01/21	51,890
100,000	Motorola Solutions Senior Unsecured Notes 6.000%, 11/15/17	112,357
50,000	Xerox Senior Unsecured Notes 4.250%, 02/15/15	52,811

		420,206

	Materials — 0.77%
100,000	Alcoa Senior Unsecured Notes 6.150%, 08/15/20	103,701
100,000	Southern Copper Senior Unsecured Notes 6.750%, 04/16/40	106,545

		210,246

	Telecommunications — 2.29%
50,000	AT&T Senior Unsecured Notes 5.350%, 09/01/40	55,251
100,000	British Telecom Senior Unsecured Notes 5.950%, 01/15/18	111,426
100,000	France Telecom Senior Unsecured Notes 2.750%, 09/14/16	102,355
150,000	Globo Comunicacao e Participacoes Senior Unsecured Notes 7.250%, 04/26/22	159,563
200,000	Vimpel Communications via VIP Finance Ireland 7.748%, 02/02/21	194,000

		622,595

See accompanying Notes to Financial Statements.

| 64

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2011
Schedule of Investments — continued

		Market
Par Value		Value
	Utilities — 2.32%
$200,000	AES Andres Dominicana 9.500%, 11/12/20	$203,000
100,000	Duke Energy Senior Unsecured Notes 3.550%, 09/15/21	103,288
150,000	EGE Haina Finance 9.500%, 04/26/17	153,750
50,000	Hydro Quebec 2.000%, 06/30/16	50,926
50,000	Midamerican Energy Holdings Senior Unsecured Notes 6.500%, 09/15/37	65,172
50,000	Southern Power Senior Unsecured Notes 4.875%, 07/15/15	54,902

		631,038

	Total Corporate Notes and Bonds (Cost $8,860,068)	8,967,760

COLLATERALIZED MORTGAGE-BACKED SECURITY — 14.29%
859,059	Banc of America Funding Series 2010-R9, Class 3A3 5.500%, 12/26/35 (a) (c)	381,251
50,000	Banc of America Merrill Lynch Commercial Mortgage Series 2007-1, Class A4 5.451%, 01/15/49	53,955
	Bear Stearns Commercial Mortgage Securities
25,000	Series 2006-PW14, Class AM 5.243%, 12/11/38	24,199
25,000	Series 2005-PW10, Class AM 5.449%, 12/11/40 (b)	25,648
25,000	Series 2006-PW13, Class AM 5.582%, 09/11/41 (b)	25,075
50,000	Citigroup Commercial Mortgage Trust Series 2005-C3, Class AM 4.830%, 05/15/43 (b)	52,324
60,000	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A4 5.322%, 12/11/49	63,139
50,000	Commercial Mortgage Pass Through Certificates Series 2006-C7, Class AM 5.776%, 06/10/46 (b)	49,717
198,615	Series 2010-C1, Class XPA 2.621%, 07/10/46 (a) (b)	15,199
	Countrywide Alternative Loan Trust
170,469	Series 2007-18CB, Class 2A17 6.000%, 08/25/37 (d)	117,428
625,003	Series 2007-23CB, Class A3 0.745%, 09/25/37 (b)	307,725
610,573	Series 2007-23CB, Class A4 6.255%, 09/25/37 (b)	134,773
300,000	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-7, Class A4 5.750%, 06/25/37	247,534
5,864,749	Credit Suisse First Boston Mortgage Securities Series 1997-C2, Class AX 0.086%, 01/17/35 (b) (e)	22,785
188,170	Series 2005-8, Class 9A4 5.500%, 09/25/35	145,858
1,027,614	Credit Suisse Mortgage Capital Certificates Series 2006-7, Class 1A3 5.000%, 08/25/36 (c)	801,499
50,000	GE Capital Commercial Mortgage Series 2005-C4, Class AM 5.314%, 11/10/45 (b)	47,477
24,350	GMAC Commercial Mortgage Securities Series 2002-C2, Class A3 5.713%, 10/15/38	24,634
50,000	Series 2006-C1, Class AM 5.290%, 11/10/45 (b)	48,726
50,000	Greenwich Capital Commercial Funding Series 2007-GG9, Class A4 5.444%, 03/10/39	53,616
305,416	HSBC Asset Loan Obligation Series 2007-2, Class 1A1 5.500%, 09/25/37	301,738
	JPMorgan Chase Commercial Mortgage Securities
40,000	Series 2006-CB16, Class A4 5.552%, 05/12/45	43,765
50,000	Series 2007-CB20, Class A4 5.794%, 02/12/51 (b)	54,703
50,000	Series 2007-C1, Class A4 5.716%, 02/15/51	53,469
	Morgan Stanley Capital I
37,000	Series 2006-HQ9, Class AAB 5.685%, 07/12/44	38,756
50,000	Series 2006-HQ9, Class AM 5.773%, 07/12/44 (b)	53,256
8,464,227	Series 2007-1Q16, Class X2 0.239%, 12/12/49 (a) (b) (e)	66,994
300,000	Nomura Asset Acceptance Series 2005-AP3, Class A3 5.318%, 08/25/35	183,960
330,082	Residential Asset Securitization Trust Series 2006-A6, Class 1A1 6.500%, 07/25/36 (c)	182,551
262,457	Structured Asset Securities Series 2005-10, Class 1A1 5.750%, 06/25/35	229,866
25,000	Wachovia Bank Commercial Mortgage Trust Series 2005-C22, Class AM 5.319%, 12/15/44 (b)	25,638

	Total Collateralized Mortgage-Backed Security (Cost $3,880,516)	3,877,258

ASSET-BACKED SECURITIES — 2.33%
100,000	Credit-Based Asset Servicing and Securitization Series 2007-MX1, Class A4 6.231%, 12/25/36 (f)	67,146
757,000	GSAA Trust Series 2006-15, Class AF3B 5.933%, 09/25/36 (b)	174,733
500,000	Residential Asset Securities Series 2004-KS6, Class A15 5.850%, 07/25/34 (b)	391,487

	Total Asset-Backed Securities (Cost $644,892)	633,366

See accompanying Notes to Financial Statements.

| 65

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2011
Schedule of Investments — continued

		Market
Par Value		Value
FOREIGN GOVERNMENT BOND — 1.93%
$200,000	Colombia Government International Bond Senior Unsecured Notes 4.375%, 07/12/21	$209,500
100,000	Corp Andina de Fomento Senior Unsecured Notes 3.750%, 01/15/16	100,956
100,000	Eurasian Development Bank Senior Unsecured Notes 7.375%, 09/29/14	106,250
50,000	Mexico Government International Bond 5.625%, 01/15/17	57,250
50,000	Republic of Poland 5.000%, 03/23/22	49,438

	Total Foreign Government Bond (Cost $523,679)	523,394

Shares
INVESTMENT COMPANY — 2.78%
754,906	BlackRock Liquidity Funds TempCash Portfolio	754,906

	Total Investment Company (Cost $754,906)	754,906

Total Investments — 97.87% (Cost $26,309,738)*		26,564,563

Net Other Assets and Liabilities — 2.13%		578,626

Net Assets — 100.00%		$27,143,189

*	Aggregate cost for Federal income tax purposes is $26,327,709.

Gross unrealized appreciation	$407,634
Gross unrealized depreciation	(170,780)

Net unrealized appreciation	$236,854

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund’s Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2011, these securities amounted to $883,945 or 3.26% of net assets. These securities have been determined by the Sub-Adviser to be liquid securities.

(b)	Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2011.

(c)	Securities with a total aggregate market value of $1,460,801 or 5.38% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

(d)	Standard & Poor’s (S&P) credit ratings are used in the absence of a rating by Moody’s Investors, Inc.

(e)	Interest only security. These type of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(f)	Step coupon bond. The security becomes interest bearing at a future date.
CMO            Collateralized Mortgage Obligation
S&P            Standard & Poor
Portfolio Composition

Investment Company	3%
U.S. Government Obligations	18%
U.S. Government Agency Obligations	26%
Corporate Notes and Bonds
(Moody’s Ratings (d) unaudited)
Aaa	4%
Aa	6%
A	7%
Baa	15%
Ba	6%
B	5%
Caa	9%
Ca	1%

100%

See accompanying Notes to Financial Statements.

| 66

Aston Funds
ASTON/TCH Fixed Income Fund

Portfolio Manager Commentary (unaudited)	October 31, 2011
Tere Alvarez Canida, CFA; Alan M. Habacht & William J. Canida, CFA
Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?
A.	The portfolio is overweight Corporate Bonds and as such, returns during the past 12 months reflect two environments. During the first half of the fiscal year, the Fund outperformed the benchmark, as credit spreads tightened. Following uncertainty resulting from the European debt crisis and weakening economic indicators, the second half of the fiscal year resulted in the largest underperformance of spread products to Treasuries since the credit crisis of 2008. Following this change in trend, portfolio positioning, which had been a positive driver of results in the first half of the year, reversed course.
Somewhat offsetting the effects of sector selection was yield curve positioning. The Fund benefitted from a barbelled portfolio structure as the yield curve continued to flatten following the announcement of the Maturity Extension Program and Reinvestment Policy from the Federal Reserve. Dubbed Operation Twist, the goal of the program is to “put downward pressure on longer-term interest rates and help make broader financial market conditions more accommodative” by purchasing $400 billion of Treasury securities maturing between six and thirty years and selling an equal amount of Treasuries with remaining maturities of three years or less. In this environment, long Treasuries outperformed intermediate Treasuries by 2174 basis points as the yield on the 30-year Treasury fell below 3% for the first time since January 2009.
Q.	What were the best performing holdings for the Fund during the period?
A.	The best performing holdings within the Fund were longer dated securities as yield curves flattened during the year. In addition, our exposure to TIPS benefitted the portfolio as TIPS outperformed nominal Treasuries by 376 basis points during the year.
Q.	What were the weakest performing holdings?
A.	The financial component of our Corporate Bond holdings underperformed. Financials continue to suffer from the lingering effects of the weak housing market as well as the destabilization of debt markets in peripheral Europe. In addition, floating rate notes underperformed fixed rate securities in a declining interest rate environment.
Q.	How was the Fund positioned as of October 31, 2011?

A.	Despite improving economic indicators, volatility in the financial markets remains high as investors await additional clarity from Central bankers both at home and abroad on policies aimed at stabilizing markets and adding stimulus to spur economic growth. We believe these programs will benefit economies around the world with the largest beneficiaries being in the Corporate sector. As a result, we maintain an above-market exposure to Corporate Bonds where spreads remain relatively wide.

In addition, the yield curve remains steep as the Federal Reserve maintains its policy of near zero long-term interest rates. We anticipate that the yield curve will flatten from these levels in part as the Federal Reserve continues to execute on Operation Twist. Given this outlook, the Fund remains structured in a barbelled fashion.
Growth of a Hypothetical
$10,000 Investment—Class N
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund’s value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.
     Returns for Period Ended10/31/11
     Average Annual Total Returns — Class N

One Year	5.62%
Five Year	7.23%
Ten Year	5.38%
Since Inception	6.02%
     Inception Date 12/13/93
     Average Annual Total Returns — Class I

One Year	5.89%
Five Year	7.45%
Ten Year	5.62%
Since Inception	6.40%
     Inception Date 07/31/00
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.
The total expense ratio for the N class and I class is 1.11% and 0.86%, respectively, as disclosed in the prospectus dated March 1, 2011. Please refer to the Financial Highlights section in this report for more 2011 fiscal year end related information.
The performance quoted would have been lower if fee waivers had not been in effect.

| 67

Aston Funds
ASTON/TCH Fixed Income Fund	October 31, 2011

Schedule of Investments

		Market
Par Value		Value
CORPORATE NOTES AND BONDS — 59.06%
	Consumer Discretionary — 5.88%
	JC Penney Senior Unsecured Notes
$300,000	6.375%, 10/15/36	$253,499
250,000	7.400%, 04/01/37	234,374
1,000,000	Limited Brands Senior Unsecured Notes 7.600%, 07/15/37	985,000
	Macy’s Retail Holdings
100,000	8.125%, 07/15/15 (a)	116,077
500,000	6.375%, 03/15/37	559,269
250,000	Mattel Senior Unsecured Notes 6.200%, 10/01/40	277,041
500,000	O’Reilly Automotive 4.625%, 09/15/21	502,894
250,000	Staples 9.750%, 01/15/14	288,685
450,000	Whirlpool, MTN Unsecured Notes 8.600%, 05/01/14	510,409
	Wyndham Worldwide Senior Unsecured Notes
250,000	6.000%, 12/01/16	265,028
250,000	7.375%, 03/01/20	282,579

		4,274,855

	Consumer Staples — 2.92%
	Altria Group
500,000	8.500%, 11/10/13	572,292
200,000	10.200%, 02/06/39	311,943
250,000	Corn Products International Senior Unsecured Notes 6.625%, 04/15/37	288,197
150,000	PepsiCo Senior Unsecured Notes 7.900%, 11/01/18	201,010
250,000	Pernod-Ricard SA Senior Unsecured Notes 4.450%, 01/15/22 (b)	257,351
250,000	Ralcorp Holdings 6.625%, 08/15/39	252,288
200,000	Reynolds American 7.750%, 06/01/18	240,951

		2,124,032

	Energy — 9.24%
250,000	Anadarko Petroleum Senior Unsecured Notes 6.450%, 09/15/36	292,843
250,000	Chesapeake Energy 6.625%, 08/15/20	272,188
500,000	Ecopetrol SA Senior Unsecured Notes 7.625%, 07/23/19	601,500
250,000	El Paso Pipeline Partners Operating 7.500%, 11/15/40	297,550
	Energy Transfer Partners Senior Unsecured Notes
250,000	9.000%, 04/15/19	301,881
250,000	4.650%, 06/01/21	248,653
400,000	Hess Senior Unsecured Notes 8.125%, 02/15/19	516,836
400,000	Kinder Morgan Energy Partners Senior Unsecured Notes 9.000%, 02/01/19	514,792
500,000	Korea National Oil 4.000%, 10/27/16 (b)	510,839
	Nabors Industries
450,000	9.250%, 01/15/19	568,786
500,000	4.625%, 09/15/21 (b)	502,550
250,000	Pride International Senior Unsecured Notes 6.875%, 08/15/20	303,000
750,000	Rockies Express Pipeline Senior Unsecured Notes 6.875%, 04/15/40 (b)	684,398
250,000	Rowan Senior Unsecured Notes 5.000%, 09/01/17	258,844
250,000	Valero Energy 9.375%, 03/15/19	327,899
400,000	Weatherford International 9.625%, 03/01/19	523,529

		6,726,088

	Financials — 18.26%
250,000	AFLAC Senior Unsecured Notes 8.500%, 05/15/19	314,584
450,000	American Financial Group Senior Unsecured Notes 9.875%, 06/15/19	535,307
250,000	BanColombia SA Senior Unsecured Notes 5.950%, 06/03/21	257,500
250,000	Berkshire Hathaway Finance Senior Unsecured Notes 0.708%, 02/11/13 (c)	250,909
150,000	Blackstone Holdings Finance 6.625%, 08/15/19 (b) (d)	160,464
See accompanying Notes to Financial Statements.

| 68

Aston Funds
ASTON/TCH Fixed Income Fund	October 31, 2011

Schedule of Investments — continued

		Market
Par Value		Value
	Financials (continued)
$250,000	Bunge Ltd Finance 8.500%, 06/15/19	$306,993
1,500,000	Citigroup Senior Subordinated Notes 0.862%, 08/25/36 (c)	990,543
250,000	Discover Bank Subordinated Notes 7.000%, 04/15/20	262,170
250,000	Export-Import Bank of Korea 4.375%, 09/15/21	251,239
500,000	General Electric Capital 5.250%, 10/19/12	520,977
800,000	Goldman Sachs Capital I 6.345%, 02/15/34	749,566
250,000	Goldman Sachs Group Subordinated Notes 6.750%, 10/01/37	242,494
450,000	Harley-Davidson Funding 5.750%, 12/15/14 (b)	491,085
500,000	HCP Senior Unsecured Notes 5.375%, 02/01/21	514,450
	IPIC, GMTN
500,000	5.000%, 11/15/20 (b)	503,125
500,000	6.875%, 11/01/41 (b)	500,000
500,000	Jefferies Group Senior Unsecured Notes 8.500%, 07/15/19	540,612
	Lincoln National Senior Unsecured Notes
250,000	6.300%, 10/09/37	259,721
750,000	7.000%, 06/15/40	840,540
300,000	Marsh & McLennan Senior Unsecured Notes 9.250%, 04/15/19	400,390
750,000	Merrill Lynch, MTN 6.875%, 04/25/18	773,075
500,000	Morgan Stanley Senior Unsecured Notes 5.500%, 07/28/21	490,767
1,000,000	NB Capital Trust II 7.830%, 12/15/26	898,750
625,000	Prudential Financial Senior Unsecured Notes 5.625%, 05/12/41	664,261
250,000	Royal Bank of Canada Senior Unsecured Notes 1.128%, 10/30/14 (c)	251,036
500,000	Sinochem Overseas Capital 6.300%, 11/12/40 (b)	504,016
1,000,000	SLM, MTN Senior Unsecured Notes 5.625%, 08/01/33	812,253

		13,286,827

	Healthcare — 5.73%
	Davita
125,000	6.375%, 11/01/18	126,563
375,000	6.625%, 11/01/20	379,688
500,000	Endo Pharmaceuticals Holdings 7.000%, 12/15/20 (b)	537,500
500,000	HCA 6.500%, 02/15/20	525,000
200,000	Hospira, GMTN Senior Unsecured Notes 6.400%, 05/15/15	223,089
250,000	Humana Senior Unsecured Notes 8.150%, 06/15/38	329,070
500,000	Lorillard Tobacco 8.125%, 05/01/40	604,648
750,000	McKesson Senior Unsecured Notes 7.500%, 02/15/19	972,710
450,000	WellPoint Senior Unsecured Notes 6.800%, 08/01/12	470,186

		4,168,454

	Industrials — 2.69%
	Ball
250,000	6.625%, 03/15/18	258,125
750,000	5.750%, 05/15/21	778,125
250,000	Caterpillar Senior Unsecured Notes 7.000%, 12/15/13	281,961
250,000	FedEx Senior Notes 8.000%, 01/15/19	325,875
250,000	Waste Management 7.375%, 03/11/19	314,381

		1,958,467

	Information Technology — 1.40%
250,000	KLA Instruments Senior Unsecured Notes 6.900%, 05/01/18	285,595
200,000	Motorola Senior Unsecured Notes 6.625%, 11/15/37	226,356
500,000	Telecom Italia Capital SA 7.721%, 06/04/38	509,579

		1,021,530

	Materials — 6.86%
	ArcelorMittal Senior Unsecured Notes
750,000	5.500%, 03/01/21	728,175
400,000	7.000%, 10/15/39	403,318
700,000	Bemis Senior Unsecured Notes 6.800%, 08/01/19	823,811
250,000	Dow Chemical (The) Senior Unsecured Notes 8.550%, 05/15/19	326,028
250,000	Hyundai Steel Senior Unsecured Notes 4.625%, 04/21/16 (b)	257,105
500,000	International Paper Senior Unsecured Notes 8.700%, 06/15/38	664,124
550,000	Rio Tinto Finance 8.950%, 05/01/14	652,252
See accompanying Notes to Financial Statements.

| 69

Aston Funds
ASTON/TCH Fixed Income Fund	October 31, 2011

Schedule of Investments — continued

		Market
Par Value		Value
	Materials (continued)
$250,000	Sonoco Products Senior Unsecured Notes 5.750%, 11/01/40	$258,599
750,000	Teck Resources 6.250%, 07/15/41	874,473

		4,987,885

	Telecommunication Services — 2.65%
250,000	CBS 8.875%, 05/15/19	324,259
400,000	Expedia 5.950%, 08/15/20	406,546
350,000	Frontier Communications Senior Unsecured Notes 9.000%, 08/15/31	344,750
250,000	Telefonica Emisiones SAU 5.877%, 07/15/19	260,460
450,000	Time Warner Cable 8.250%, 02/14/14	513,938
76,000	Windstream 8.625%, 08/01/16	79,040

		1,928,993

	Utilities — 3.43%
200,000	Allegheny Energy Supply Senior Unsecured Notes 6.750%, 10/15/39 (b)	220,143
500,000	Dubai Electricity & Water Authority Senior Unsecured Notes 8.500%, 04/22/15 (b)	551,250
450,000	FPL Group Capital 7.875%, 12/15/15	539,048
250,000	Oncor Electric Delivery 7.500%, 09/01/38	360,958
150,000	Pacific Gas & Electric Senior Unsecured Notes 8.250%, 10/15/18	198,968
450,000	Sempra Energy Senior Unsecured Notes 9.800%, 02/15/19	625,240

		2,495,607

	Total Corporate Notes and Bonds (Cost $39,537,134)	42,972,738

U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 2 8.61%
	Fannie Mae — 8.77%
381,093	6.000%, 11/01/17, Pool # 662854	414,292
173,979	6.000%, 04/01/18, Pool # 725175	188,918
344,776	5.500%, 11/01/18, Pool # 748886	375,048
155,890	4.500%, 06/01/19, Pool # 747860	167,914
705,203	6.000%, 01/01/21, Pool # 850787	767,848
275,876	6.000%, 09/01/32, Pool # 847899	306,308
147,990	6.000%, 02/01/34, Pool # 771952	164,223
183,913	7.500%, 02/01/35, Pool # 787557	214,668
62,688	7.500%, 04/01/35, Pool # 819231	73,171
222,865	6.000%, 11/01/35, Pool # 844078	245,779
392,804	5.000%, 05/01/36, Pool # 745581	423,553
246,624	6.000%, 12/01/36, Pool # 888029	271,286
319,605	5.500%, 06/01/37, Pool # 918778	347,271
306,031	6.500%, 10/01/37, Pool # 888890	340,489
991,035	5.500%, 03/01/38, Pool # 962344	1,076,512
483,215	4.000%, 02/01/41, Pool # AE0949	503,138
480,626	4.000%, 02/01/41, Pool # AH5695	500,368

		6,380,786

	Freddie Mac — 8.13%
754,400	5.500%, 11/01/20, Gold Pool # G18083	815,805
136,849	5.500%, 12/01/20, Gold Pool # G11820	147,988
143,523	6.000%, 10/01/35, Gold Pool # A47772	157,856
373,221	5.500%, 05/01/37, Gold Pool # A60048	404,136
727,192	5.500%, 09/01/37, Gold Pool # G03202	787,426
874,756	5.000%, 02/01/38, Gold Pool # A73409	939,321
1,267,603	5.000%, 04/01/38, Gold Pool # G04334	1,374,829
238,954	4.000%, 05/01/41, Gold Pool # Q00870	248,433
1,000,000	4.000%, 10/01/36, TBA	1,037,656

		5,913,450

	Government National Mortgage Association — 4.69%
399,340	5.000%, 05/20/37, Pool # 782156	439,992
904,216	5.000%, 08/20/37, Pool # 4015	998,620
670,809	6.000%, 07/20/38, Pool # 4195	749,721
849,767	5.500%, 08/20/38, Pool # 4215	920,346
270,420	6.000%, 01/15/39, Pool # 698036	302,472

		3,411,151

	U.S. Treasury Bond — 0.73%
500,000	3.500%, 02/15/39	533,985

	U.S. Treasury Inflation Index Bond — 4.19%
1,575,720	1.375%, 07/15/18	1,768,746
1,081,280	1.750%, 01/15/28	1,283,344

		3,052,090

See accompanying Notes to Financial Statements.

| 70

Aston Funds
ASTON/TCH Fixed Income Fund	October 31, 2011

Schedule of Investments — continued

		Market
Par Value		Value
	U.S. Treasury Notes — 2.10%
1,500,000	4.500%, 03/31/12	$1,527,599

	Total U.S. Government and Agency Obligations (Cost $19,427,306)	20,819,061

COMMERCIAL MOlRTGAGE-BACKED SECURITIES — 1.65%
275,000	Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class A4 5.742%, 09/11/42 (d)	304,828
886,484	JP Morgan Chase Commercial Mortgage Securities Series 2005-CB13, Class A2 5.247%, 01/12/43	896,733

	Total Commercial Mortgage-Backed Securities (Cost $1,022,886)	1,201,561

ASSET-BACKED SECURITIES — 6.90%
610,000	Capital Auto Receivables Asset Trust Series 2008-2, Class A4 5.420%, 12/15/14	622,907
259,575	Ford Credit Auto Owner Trust Series 2008-B, Class A4A 4.950%, 03/15/13	262,378
1,409,825	Series 2008-C, Class A4A 5.160%, 04/15/13	1,429,804
308,231	Harley-Davidson Motorcycle Trust Series 2008-1, Class A4 4.900%, 12/15/13	312,908
1,564,899	Nissan Auto Receivables Owner Trust Series 2007-B, Class A4 5.160%, 03/17/14	1,567,650
137,295	Series 2009-1, Class A3 5.000%, 09/15/14	139,381
672,610	Series 2008-B, Class A4 5.050%, 11/17/14	687,806

	Total Asset-Backed Securities (Cost $5,042,516)	5,022,834

FOREIGN GOVERNMENT BOND — 0.93%
500,000	Republic of Poland 5.000%, 03/23/22	494,375
150,000	State of Qatar Senior Notes 6.400%, 01/20/40 (b)	184,875

	Total Foreign Government Bond (Cost $642,726)	679,250

Shares
INVESTMENT COMPANY — 4.81%
3,496,679	BlackRock Liquidity Funds TempCash Portfolio	3,496,679

	Total Investment Company (Cost $3,496,679)	3,496,679

Market
Value
Total Investments — 101.96% (Cost $69,169,247)*	$74,192,123

Net Other Assets and Liabilities — (1.96)%	(1,422,799)

Net Assets — 100.00%	$72,769,324

*	Aggregate cost for Federal income tax purposes is $68,903,457.

Gross unrealized appreciation	$6,245,340
Gross unrealized depreciation	(956,674)

Net unrealized appreciation	$5,288,666

(a)	Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate was 8.375% until April 17, 2009, 8.875% until May 15, 2010, 8.625% until May 18, 2010, 8.375% until May 19, 2011 and will be 8.125% until maturity.

(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund’s Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2011, these securities amounted to $5,864,701 or 8.06% of net assets. These securities have been determined by the Sub-Adviser to be liquid securities.

(c)	Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2011.

(d)	Standard & Poor’s (S&P) credit ratings are used in the absence of a rating by Moody’s Investors, Inc.

GMTN	Global Medium Term Note

MTN	Medium Term Note

S&P	Standard & Poor

TBA	To Be Announced
Portfolio Composition

Investment Company	5%
U.S. Government Obligations	7%
U.S. Government Agency Obligations	21%
Corporate Notes and Bonds (Moody’s Ratings (d) unaudited)
Aaa	8%
Aa	3%
A	6%
Baa	37%
Ba	12%
B	1%

100%

| 71

Aston Funds
October 31, 2011
Statements of Assets and Liabilities

	Montag & Caldwell	Veredus Select
	Growth Fund	Growth Fund
ASSETS:
Investments:
Investments at cost	$3,101,650,254	$79,570,540
Net unrealized appreciation (depreciation)	388,892,161	3,484,904

Total investments at value	3,490,542,415	83,055,444
Receivables:
Dividends and interest	5,019,049	5,926
Dividend reclaims	—	—
Fund shares sold	13,807,473	34,966
Investments sold	—	3,942,376
Due from Adviser, net (Note G)	—	—
Other assets	19,037	675

Total assets	3,509,387,974	87,039,387

LIABILITIES:
Payables:
Dividend distribution	—	—
Investments purchased	59,320,771	6,138,781
Fund shares redeemed	6,249,212	519,914
Due to Adviser, net (Note G)	1,832,501	63,828
Administration fees (Note G)	159,718	5,130
Distribution fees (Note G)	82,211	1,022
Audit and tax fees	26,198	14,423
Custodian fees	77,088	3,909
Transfer agent fees	409,025	9,700
Trustees fees and related expenses (Note G)	2,432	62
Legal fees	44,169	1,179
Accrued expenses and other payables	165,223	4,165

Total liabilities	68,368,548	6,762,113

NET ASSETS	$3,441,019,426	$80,277,274

NET ASSETS CONSIST OF:
Paid in capital	$2,798,114,103	$96,680,794
Accumulated undistributed (distribution in excess of) net investment income (loss)	17,620,893	26,897
Accumulated net realized gain (loss) on investments	236,392,269	(19,915,321)
Net unrealized appreciation (depreciation) on investments	388,892,161	3,484,904

TOTAL NET ASSETS	$3,441,019,426	$80,277,274

Class N:
Net Assets	$1,683,182,996	$20,733,488
Shares of beneficial interest outstanding (unlimited authorization)	68,101,535	1,924,288
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$24.72	$10.77

Class I:
Net Assets	$1,749,182,756	$59,543,786
Shares of beneficial interest outstanding (unlimited authorization)	70,381,197	5,452,907
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$24.85	$10.92

Class R:
Net Assets	$8,653,674	$—
Shares of beneficial interest outstanding (unlimited authorization)	353,918	—
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$24.45	$—

See accompanying Notes to Financial Statements.

| 72

Aston Funds

TAMRO	Herndon	Cornerstone Large	River Road	Fairpointe	Montag & Caldwell	Cardinal
Diversified	Large Cap	Cap Value	Dividend All	Mid Cap	Mid Cap	Mid Cap
Equity Fund	Value Fund	Fund	Cap Value Fund	Fund	Growth Fund	Value Fund

$22,448,150	$17,879,877	$24,237,481	$562,121,939	$2,559,783,491	$3,585,883	$1,437,218
1,817,702	(124,576)	432,901	54,955,172	279,301,443	947,885	210,229

24,265,852	17,755,301	24,670,382	617,077,111	2,839,084,934	4,533,768	1,647,447

2,142	18,930	35,150	1,255,807	682,940	1,351	659
—	—	1,827	1,182	—	—	—
2,108	27,744	90,864	2,835,069	8,874,203	50,000	—
294,863	437,726	116,245	—	10,193,155	—	7,100
—	3,812	—	—	—	3,419	3,533
101	52	1,396	1,820	13,576	23	8

24,565,066	18,243,565	24,915,864	621,170,989	2,858,848,808	4,588,561	1,658,747

—	—	—	110,262	—	—	—
169,534	249,268	92,314	—	6,952,316	61,814	—
8,470	—	9,022	419,570	8,061,324	—	—
2,812	—	3,706	350,896	1,581,416	—	—
2,396	2,041	2,872	28,539	127,416	1,482	1,335
1,183	292	1,192	14,521	72,364	216	79
14,422	15,190	17,196	18,158	28,520	14,258	14,421
3,326	3,118	7,251	18,869	76,650	1,761	704
4,715	3,119	5,026	36,490	270,467	1,636	1,505
17	13	17	350	1,915	3	2
322	224	8,815	6,288	35,864	57	22
4,217	332	11,715	14,061	151,724	310	145

211,414	273,597	159,126	1,018,004	17,359,976	81,537	18,213

$24,353,652	$17,969,968	$24,756,738	$620,152,985	$2,841,488,832	$4,507,024	$1,640,534

$22,129,691	$17,318,765	$53,647,065	$562,222,030	$2,542,963,120	$3,916,957	$1,652,123
—	127,238	—	(110,262)	2,079,223	—	1,517
406,259	648,541	(29,323,228)	3,086,045	17,145,046	(357,818)	(223,335)
1,817,702	(124,576)	432,901	54,955,172	279,301,443	947,885	210,229

$24,353,652	$17,969,968	$24,756,738	$620,152,985	$2,841,488,832	$4,507,024	$1,640,534

$24,353,652	$6,089,316	$24,631,201	$301,289,628	$1,502,266,079	$4,507,024	$1,640,534
1,974,250	538,177	2,453,455	28,212,094	50,483,903	464,022	178,971
$12.34	$11.31	$10.04	$10.68	$29.76	$9.71	$9.17

$—	$11,880,652	$125,537	$318,863,357	$1,339,222,753	$—	$—
—	1,048,685	12,497	29,872,081	44,339,727	—	—
$—	$11.33	$10.05	$10.67	$30.20	$—	$—

$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

| 73

Aston Funds
October 31, 2011
Statements of Assets and Liabilities — continued

	Veredus	Crosswind
	Aggressive	Small Cap
	Growth Fund	Growth Fund
ASSETS:
Investments:
Investments at cost	$38,617,395	$8,051,963
Net unrealized appreciation (depreciation)	3,858,285	(141,555)

Total investments at value	42,475,680	7,910,408
Foreign currency (Cost $241,953 and $18,516)	—	—
Cash	—	—
Unrealized appreciation on forward foreign currency contracts	—	—
Receivables:
Dividends and interest	5,712	58
Dividend reclaims	—	—
Fund shares sold	4,038	3,080
Investments sold	1,561,869	581,026
Due from Adviser, net (Note G)	—	20,439
Deferred offering costs (Note B-13)	—	—
Other assets	324	5

Total assets	44,047,623	8,515,016

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	—	—
Payables:
Investments purchased	765,525	525,135
Fund shares redeemed	16,766	—
Due to Adviser, net (Note G)	32,712	—
Administration fees (Note G)	3,414	1,652
Distribution fees (Note G)	1,273	263
Audit and tax fees	14,486	14,287
Custodian fees	3,923	8,575
Transfer agent fees	10,425	3,011
Trustees fees and related expenses (Note G)	31	4
Legal fees	591	70
Accrued expenses and other payables	7,415	238

Total liabilities	856,561	553,235

NET ASSETS	$43,191,062	$7,961,781

NET ASSETS CONSIST OF:
Paid in capital	$60,037,536	$8,292,429
Accumulated undistributed (distribution in excess of) net investment income (loss)	—	(5,573)
Accumulated net realized gain (loss) on investments, options, foreign currency transactions and capital gain distributions received	(20,704,759)	(183,520)
Net unrealized appreciation (depreciation) on investments, options and translation of assets and liabilities in foreign currency	3,858,285	(141,555)

TOTAL NET ASSETS	$43,191,062	$7,961,781

Class N:
Net Assets	$26,300,194	$5,410,940
Shares of beneficial interest outstanding (unlimited authorization)	2,128,336	543,657
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$12.36	$9.95

Class I:
Net Assets	$16,890,868	$2,550,841
Shares of beneficial interest outstanding (unlimited authorization)	1,319,131	255,934
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$12.80	$9.97

See accompanying Notes to Financial Statements.

| 74

Aston Funds

TAMRO	River Road	River Road	River Road	Barings	Neptune	Lake Partners
Small Cap	Select Value	Small Cap	Independent	International	International	LASSO Alternatives
Fund	Fund	Value Fund	Value Fund	Fund	Fund	Fund

$820,838,926	$129,256,860	$279,983,301	$385,932,574	$51,405,630	$1,841,550	$209,057,954
183,945,527	14,355,249	56,462,854	(574,323)	313,184	(85,393)	(1,623,893)

1,004,784,453	143,612,109	336,446,155	385,358,251	51,718,814	1,756,157	207,434,061
—	—	—	—	239,802	18,499	—
—	—	—	—	322	1,218	27,789
—	—	—	—	—	522	—

37,856	63,844	135,696	69,642	93,710	2,942	2
—	—	—	—	32,554	808	—
1,460,025	179,869	215,729	9,665,455	—	—	707,129
13,782,679	503,562	1,965,383	3,328,719	1,052,055	—	—
—	—	—	—	—	9,315	—
—	—	—	9,185	—	—	—
5,669	1,380	2,996	—	292	10	204

1,020,070,682	144,360,764	338,765,959	398,431,252	53,137,549	1,789,471	208,169,185

—	—	—	—	—	19,875	—

16,995,413	—	—	6,150,781	256,635	—	—
861,942	499,531	877,969	296,422	—	—	362,554
716,824	117,431	247,673	171,060	34,217	—	128,539
46,465	8,239	17,315	16,820	5,540	2,254	10,225
18,105	632	4,434	14,473	22	18	849
17,783	17,180	17,197	14,288	17,172	17,189	16,790
25,194	11,091	18,921	12,071	36,409	4,972	9,836
45,387	7,983	75,031	43,001	2,903	2,854	9,867
693	106	239	232	39	1	142
12,855	2,036	4,493	4,057	716	24	2,583
45,810	9,101	14,623	7,922	1,244	171	2,478

18,786,471	673,330	1,277,895	6,731,127	354,897	47,358	543,863

$1,001,284,211	$143,687,434	$337,488,064	$391,700,125	$52,782,652	$1,742,113	$207,625,322

$724,562,797	$101,515,017	$294,493,557	$387,972,945	$51,037,321	$5,186,042	$213,324,150
—	—	—	(37,538)	488,263	2,324	67,864
92,775,887	27,817,168	(13,468,347)	4,339,041	911,894	(3,341,562)	(4,142,799)
183,945,527	14,355,249	56,462,854	(574,323)	345,174	(104,691)	(1,623,893)

$1,001,284,211	$143,687,434	$337,488,064	$391,700,125	$52,782,652	$1,742,113	$207,625,322

$375,968,810	$13,160,285	$91,346,789	$306,222,518	$393,122	$366,491	$17,626,472
18,281,591	1,378,853	7,488,196	28,494,370	57,721	46,695	1,475,910
$20.57	$9.54	$12.20	$10.75	$6.81	$7.85	$11.94

$625,315,401	$130,527,149	$246,141,275	$85,477,607	$52,389,530	$1,375,622	$189,999,096
29,901,827	13,609,955	20,139,488	7,948,863	7,677,088	174,902	15,869,501
$20.91	$9.59	$12.22	$10.75	$6.82	$7.87	$11.97

See accompanying Notes to Financial Statements.

| 75

Aston Funds
October 31, 2011
Statements of Assets and Liabilities — continued

	Dynamic	M.D. Sass
	Allocation	Enhanced
	Fund	Equity Fund
ASSETS:
Investments:
Investments at cost	$48,126,326	$124,422,541
Net unrealized appreciation (depreciation)	349,641	(8,113,794)

Total investments at value	48,475,967	116,308,747
Cash	—	171,613
Segregated Cash (Note B)	—	—
Receivables:
Dividends and interest	267	123,571
Fund shares sold	18,943	1,368,352
Investments sold	853,139	109,416
Due from Adviser, net (Note G)	—	—
Deferred offering costs (Note B-13)	—	—
Other assets	317	645

Total assets	49,348,633	118,082,344

LIABILITIES:
Payables:
Due to custodian in foreign currency (Cost $242)	—	—
Securities sold short, at value (proceeds $942,623)	—	—
Dividends on securities sold short	—	—
Dividend distribution	—	—
Investments purchased	—	2,081,736
Fund shares redeemed	54,685	175,766
Due to Adviser, net (Note G)	15,421	69,408
Administration fees (Note G)	3,438	6,621
Distribution fees (Note G)	2,155	2,263
Audit and tax fees	16,195	16,225
Custodian fees	2,081	21,570
Transfer agent fees	9,992	11,046
Trustees fees and related expenses (Note G)	34	78
Legal fees	620	1,428
Offering costs	—	—
Accrued expenses and other payables	3,488	4,737
Call options written, at value (premiums received $3,231,770)	—	2,486,292

Total liabilities	108,109	4,877,170

NET ASSETS	$49,240,524	$113,205,174

NET ASSETS CONSIST OF:
Paid in capital	$44,276,330	$108,757,132
Accumulated undistributed (distribution in excess of) net investment income (loss)	—	80,520
Accumulated net realized gain (loss) on investments, options, foreign currency transactions and capital gain distributions received	4,614,553	11,735,838
Net unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities in foreign currency	349,641	(7,368,316)

TOTAL NET ASSETS	$49,240,524	$113,205,174

Class N:
Net Assets	$44,847,276	$48,364,707
Shares of beneficial interest outstanding (unlimited authorization)	4,699,570	5,034,838
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$9.54	$9.61

Class I:
Net Assets	$4,393,248	$64,840,467
Shares of beneficial interest outstanding (unlimited authorization)	460,111	6,743,299
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$9.55	$9.62

See accompanying Notes to Financial Statements.

| 76

Aston Funds

River Road	Harrison Street		DoubleLine Core	TCH
Long-Short	Real Estate	Montag & Caldwell	Plus Fixed Income	Fixed Income
Fund	Fund	Balanced Fund	Fund	Fund

$3,952,077	$36,308,155	$22,364,699	$26,309,738	$69,169,247
176,123	2,955,936	2,557,969	254,825	5,022,876

4,128,200	39,264,091	24,922,668	26,564,563	74,192,123
10,112	—	—	1,654	200,000
2,290,938	—	—	—	—

2,795	12,004	111,290	231,159	815,305
—	20,637	18,988	37,649	64,596
502,478	—	—	823,228	—
15,854	—	—	17,241	—
33,590	—	—	189,991	—
—	214	183	—	342

6,983,967	39,296,946	25,053,129	27,865,485	75,272,366

—	244	—	—	—
1,002,671	—	—	—	—
35	—	—	—	—
—	—	—	2,176	19,550
1,360,095	—	273,635	507,536	2,276,264
—	24,812	75	26,329	140,852
—	16,213	13,232	—	21,536
1,520	2,944	2,703	2,193	5,928
220	300	1,118	1,072	2,962
16,257	15,311	19,392	20,520	19,138
6,101	3,724	2,131	3,306	3,135
1,496	4,564	5,489	5,933	7,250
3	28	18	15	54
1,524	9,023	327	221	957
—	—	—	152,616	—
115	7,718	5,293	379	5,416
—	—	—	—	—

2,390,037	84,881	323,413	722,296	2,503,042

$4,593,930	$39,212,065	$24,729,716	$27,143,189	$72,769,324

$4,636,953	$51,906,231	$25,574,948	$26,841,715	$75,094,083
(8,210)	149,433	(190,512)	(9,503)	276,876
(150,888)	(15,799,526)	(3,212,689)	56,152	(7,624,511)
116,075	2,955,927	2,557,969	254,825	5,022,876

$4,593,930	$39,212,065	$24,729,716	$27,143,189	$72,769,324

$4,593,930	$6,286,629	$23,314,592	$22,657,394	$62,346,254
463,721	700,924	1,160,312	2,171,064	5,886,485
$9.91	$8.97	$20.09	$10.44	$10.59

$—	$32,925,436	$1,415,124	$4,485,795	$10,423,070
—	3,692,550	70,579	429,661	984,080
$—	$8.92	$20.05	$10.44	$10.59

See accompanying Notes to Financial Statements.

| 77

Aston Funds
For the Year Ended October 31, 2011
Statements of Operations

	Montag & Caldwell	Veredus Select
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividends	$53,594,987	$1,210,631
Less: foreign taxes withheld	—	—

Total investment income	53,594,987	1,210,631

EXPENSES:
Investment advisory fees (Note G)	21,121,626	838,725
Distribution expenses (Note G)(a)	4,039,040	96,865
Transfer agent fees	2,351,907	107,009
Administration fees (Note G)	1,690,328	69,731
Registration expenses	96,849	24,718
Custodian fees	131,311	6,982
Audit and tax fees	32,356	19,173
Legal fees	145,797	4,755
Amortization of offering costs (Note B-13)	—	—
Reports to shareholder expense	242,200	7,584
Trustees fees and related expenses (Note G)	267,682	8,893
Interest expense (Note H)	—	—
Other expenses	263,273	13,259

Total expenses before waivers/reimbursements	30,382,369	1,197,694

Less: Investment advisory fees waived (Note G)	—	—
Less: Expenses reimbursed (Note G)	—	—

Net expenses	30,382,369	1,197,694

NET INVESTMENT INCOME (LOSS)	23,212,618	12,937

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	276,464,229	2,087,190
Net realized loss on purchased options transactions	—	—
Net change in unrealized appreciation/depreciation on investments	(24,507,953)	(6,313,915)
Net change in unrealized appreciation/depreciation on purchased options	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	251,956,276	(4,226,725)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$275,168,894	$(4,213,788)

(a)	Distribution expense is incurred at the Class N level for all funds except Montag & Caldwell Growth Fund. The distribution expense for Class N and R of the Montag & Caldwell Growth Fund is $3,997,064 and $41,976, respectively.

(b)	On March 18, 2011, Cornerstone Large Cap Value Fund had a redemption-in-kind with total proceeds in the amount of $218,362,400. The net realized gain on the transaction of $27,254,543 will not be realized by the Fund for tax purposes.
See accompanying Notes to Financial Statements.

| 78

Aston Funds

TAMRO	Herndon	Cornerstone Large	River Road	Fairpointe	Montag & Caldwell	Cardinal
Diversified	Large Cap	Cap Value	Dividend All	Mid Cap	Mid Cap	Mid Cap
Equity Fund	Value Fund	Fund	Cap Value Fund	Fund	Growth Fund	Value Fund

$213,860	$281,004	$2,570,117	$15,856,649	$36,080,220	$29,166	$29,556
(450)	(260)	(4,668)	(105,678)	(48,717)	(115)	—

213,410	280,744	2,565,449	15,750,971	36,031,503	29,051	29,556

172,138	96,494	852,399	2,883,458	19,016,950	36,460	14,564
53,793	17,434	57,385	460,689	4,120,271	10,724	4,047
36,797	28,997	46,238	261,779	2,165,347	19,149	17,816
27,703	22,396	73,364	228,953	1,395,964	18,684	17,132
19,280	34,157	30,314	46,426	95,740	17,650	17,650
6,008	4,468	17,721	34,505	121,920	3,224	1,728
19,173	20,064	22,244	23,444	32,056	18,973	19,166
1,087	15,405	14,015	19,579	186,623	208	79
—	20,624	—	—	—	—	—
6,124	7,172	15,070	21,305	392,745	1,503	1,254
1,666	823	12,030	30,744	219,942	342	132
117	—	—	—	6,624	—	—
5,696	5,865	18,613	30,423	162,707	4,588	4,385

349,582	273,899	1,159,393	4,041,305	27,916,889	131,505	97,953

(91,258)	(96,494)	(210,762)	—	—	(36,460)	(14,564)
—	(33,322)	—	—	—	(35,550)	(60,733)

258,324	144,083	948,631	4,041,305	27,916,889	59,495	22,656

(44,914)	136,661	1,616,818	11,709,666	8,114,614	(30,444)	6,900

679,972	677,342	34,986,939 (b)	4,466,315	18,380,917	299,123	91,525
(23,906)	—	—	—	—	—	—
(599,174)	(196,751)	(15,657,682)	13,856,396	(48,573,966)	240,447	15,411
(100,233)	—	—	—	—	—	—

(43,341)	480,591	19,329,257	18,322,711	(30,193,049)	539,570	106,936

$(88,255)	$617,252	$20,946,075	$30,032,377	$(22,078,435)	$509,126	$113,836

See accompanying Notes to Financial Statements.

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Aston Funds
For the Year Ended October 31, 2011
Statements of Operations — continued

	Veredus	Crosswind
	Aggressive	Small Cap
	Growth Fund	Growth Fund(a)
INVESTMENT INCOME:
Dividends	$235,764	$4,111
Less: foreign taxes withheld	—	—
Interest	—	—

Total investment income	235,764	4,111

EXPENSES:
Investment advisory fees (Note G)	509,379	30,281
Distribution expenses (Note G)	80,447	4,905
Transfer agent fees	79,209	24,655
Administration fees (Note G)	43,920	17,738
Registration expenses	26,188	34,072
Custodian fees	7,986	13,439
Audit and tax fees	19,173	18,973
Legal fees	2,794	16,363
Amortization of offering costs (Note B-13)	—	57,027
Reports to shareholder expense	10,843	6,005
Trustees fees and related expenses (Note G)	4,199	185
Interest expense (Note H)	69	—
Other expenses	9,035	5,275

Total expenses before waivers/reimbursements	793,242	228,918

Less: Investment advisory fees waived (Note G)	(81,097)	(30,281)
Less: Expenses reimbursed (Note G)	—	(160,423)

Net expenses	712,145	38,214

NET INVESTMENT INCOME (LOSS)	(476,381)	(34,103)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	6,542,782	(183,520)
Net realized gain (loss) on foreign currency transactions	—	—
Capital gain distributions received	—	—
Net change in unrealized appreciation/depreciation on investments	(2,611,145)	(141,555)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currency	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	3,931,637	(325,075)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,455,256	$(359,178)

(a)	Crosswind Small Cap Growth Fund commenced investment operations on November 3, 2010.

(b)	River Road Independent Value Fund commenced investment operations on December 31, 2010.
See accompanying Notes to Financial Statements.

| 80

Aston Funds

TAMRO	River Road	River Road	River Road	Barings	Neptune	Lake Partners
Small Cap	Select Value	Small Cap	Independent	International	International	LASSO Alternative
Fund	Fund	Value Fund	Value Fund(b)	Fund	Fund	Fund

$5,971,826	$2,511,012	$5,406,579	$863,059	$1,410,429	$45,759	$1,575,125
(10,573)	(15,022)	(35,136)	—	(115,722)	(3,187)	—
11,233	—	—	—	—	—	—

5,972,486	2,495,990	5,371,443	863,059	1,294,707	42,572	1,575,125

8,990,344	2,014,925	3,896,599	1,398,166	531,069	19,477	1,165,120
940,661	97,598	421,908	312,650	945	1,172	35,608
454,841	79,879	520,027	182,636	34,083	33,991	113,132
529,989	121,104	240,799	84,211	66,399	27,574	74,993
47,679	33,058	31,526	73,847	30,179	28,549	65,839
44,191	19,769	25,323	19,104	56,959	7,459	15,000
22,944	22,244	22,244	18,973	22,244	22,244	21,154
42,780	8,875	20,552	22,573	2,560	94	6,612
—	—	—	44,746	—	—	—
63,557	14,715	23,176	21,619	2,683	1,289	7,541
81,529	17,308	37,040	7,980	4,318	162	7,815
—	2,033	5,340	—	—	—	1,095
82,695	22,337	43,875	6,471	8,132	4,874	7,658

11,301,210	2,453,845	5,288,409	2,192,976	759,571	146,885	1,521,567

—	—	—	(244,471)	(147,896)	(19,477)	(87,814)
—	—	—	—	—	(106,370)	—

11,301,210	2,453,845	5,288,409	1,948,505	611,675	21,038	1,433,753

(5,328,724)	42,145	83,034	(1,085,446)	683,032	21,534	141,372

99,904,044	29,375,751	44,847,576	5,386,949	3,735,264	104,531	(4,537,212)
—	—	—	—	(53,726)	152	—
—	—	—	—	—	—	493,169
(22,100,977)	(13,992,847)	(11,965,485)	(574,323)	(6,803,549)	(191,872)	(2,659,656)
—	—	—	—	26,006	(19,688)	—

77,803,067	15,382,904	32,882,091	4,812,626	(3,096,005)	(106,877)	(6,703,699)

$72,474,343	$15,425,049	$32,965,125	$3,727,180	$(2,412,973)	$(85,343)	$(6,562,327)

See accompanying Notes to Financial Statements.

| 81

Aston Funds
For the Year Ended October 31, 2011
Statements of Operations — continued

	Dynamic	M.D. Sass
	Allocation	Enhanced
	Fund	Equity Fund
INVESTMENT INCOME:
Dividends	$474,447	$3,060,950
Less: foreign taxes withheld	—	—
Interest	—	—

Total investment income	474,447	3,060,950

EXPENSES:
Investment advisory fees (Note G)	401,396	780,424
Distribution expenses (Note G)	114,865	121,867
Transfer agent fees	99,835	109,887
Administration fees (Note G)	42,126	76,855
Registration expenses	49,251	34,805
Custodian fees	4,053	39,871
Audit and tax fees	21,154	21,154
Legal fees	22,074	5,458
Dividend expense on securities sold-short	—	—
Amortization of offering costs (Note B-13)	—	—
Reports to shareholder expense	12,323	9,458
Trustees fees and related expenses (Note G)	4,200	9,064
Interest expense (Note H)	—	698
Other expenses	9,100	11,145

Total expenses before waivers/reimbursements	780,377	1,220,686

Less: Investment advisory fees waived (Note G)	(138,681)	—
Less: Expenses reimbursed (Note G)	—	—
Plus: Net expenses recouped (Note G)	—	108,670

Net expenses	641,696	1,329,356

NET INVESTMENT INCOME (LOSS)	(167,249)	1,731,594

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	5,954,599	10,643,646
Net realized gain (loss) on purchased options	—	2,195,209
Net realized gain (loss) on written options transactions	—	(994,782)
Net realized gain (loss) on securities sold short	—	—
Net realized gain (loss) on foreign currency transactions	—	—
Capital gain distributions received	2,562	—
Net change in unrealized appreciation/depreciation on investments	(2,211,531)	(6,689,367)
Net change in unrealized appreciation/depreciation on securities sold short	—	—
Net change in unrealized appreciation/depreciation on purchased options	—	(1,297,800)
Net change in unrealized appreciation/depreciation on written options	—	2,456,155
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currency	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	3,745,630	6,313,061

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,578,381	$8,044,655

(a)	River Road Long-Short Fund commenced investment operations on May 4, 2011.

(b)	DoubleLine Core Plus Fixed Income Fund commenced operations on July 18, 2011.
See accompanying Notes to Financial Statements.

| 82

Aston Funds

River Road	Harrison		DoubleLine Core	TCH
Long-Short	Real Estate	Montag & Caldwell	Plus Fixed Income	Fixed Income
Fund(a)	Fund	Balanced Fund	Fund(b)	Fund

$14,017	$763,665	$285,672	$107	$2,740
(44)	(2,422)	—	—	—
—	—	296,735	227,870	3,281,885

13,973	761,243	582,407	227,977	3,284,625

19,573	382,968	207,310	26,172	338,364
4,078	10,743	61,639	8,979	120,786
8,794	44,453	52,752	15,124	59,413
8,133	35,348	33,901	8,191	62,708
13,085	29,594	26,573	4,336	32,046
6,101	6,238	4,026	3,307	5,303
21,154	20,173	24,725	23,462	24,425
5,026	10,354	1,431	230	2,910
16,668	—	—	—	—
37,192	—	—	56,379	—
214	12,763	6,295	275	7,087
102	3,135	2,332	186	5,006
—	11	410	—	—
1,385	7,478	6,653	804	8,931

141,505	563,258	428,047	147,445	666,979

(19,573)	(123,339)	(61,944)	(26,172)	(159,751)
(77,535)	—	—	(79,461)	—
—	—	—	—	—

44,397	439,919	366,103	41,812	507,228

(30,424)	321,324	216,304	186,165	2,777,397

(211,899)	8,195,103	2,651,240	43,586	350,010
—	—	—	—	—
—	—	—	—	—
61,011	—	—	—	—
—	(22,590)	—	—	—
—	—	—	—	—
176,123	(4,472,171)	(947,217)	254,825	153,269
(60,048)	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	(35)	—	—	—

(34,813)	3,700,307	1,704,023	298,411	503,279

$(65,237)	$4,021,631	$1,920,327	$484,576	$3,280,676

See accompanying Notes to Financial Statements.

| 83

Aston Funds
Statements of Changes in Net Assets

	Montag & Caldwell		Veredus Select
	Growth Fund		Growth Fund
	Years Ended October 31,		Years Ended October 31,
	2011	2010	2011	2010
NET ASSETS at Beginning of Period	$3,042,348,287	$2,486,823,315	$104,506,310	$87,136,460

Increase (decrease) in net assets from operations:
Net investment income (loss)	23,212,618	19,358,582	12,937	(199,352)
Net realized gain (loss) on investments, payments by affiliates, capital gain distributions and foreign currency transactions	276,464,229	96,521,962	2,087,190	17,169,063
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currency	(24,507,953)	142,010,254	(6,313,915)	4,813,541

Net increase (decrease) in net assets from operations	275,168,894	257,890,798	(4,213,788)	21,783,252

Distributions to shareholders from:
Net investment income:
Class N	(8,322,107)	(4,941,364)	—	(3,622)
Class I	(12,483,308)	(6,531,635)	—	(26,578)
Class R	(29,409)	(24,320)	—	—
Net realized gain on investments:
Class N	(2,646,170)	—	—	—
Class I	(2,724,240)	—	—	—
Class R	(13,510)	—	—	—

Total distributions	(26,218,744)	(11,497,319)	—	(30,200)

Capital share transactions:
Proceeds from sales of shares:
Class N	660,309,446	906,639,869	7,667,702	8,614,679
Class I	621,098,679	620,271,729	11,926,061	8,223,060
Class R	5,580,418	7,202,511	—	—
Proceeds from reinvestment of distributions:
Class N	10,562,918	4,752,706	—	3,602
Class I	11,978,807	5,274,852	—	26,498
Class R	21,213	13,943	—	—
Cost of shares redeemed:
Class N	(618,544,121)	(869,245,198)	(28,127,415)	(14,744,386)
Class I	(536,452,510)	(440,027,582)	(11,481,596)	(6,506,655)
Class R	(4,833,861)	(4,888,581)	—	—
Issued due to merger:
Class N	—	58,169,278	—	—
Class I	—	20,321,841	—	—
Class R	—	646,125	—	—

Net increase (decrease) from capital share transactions	149,720,989	309,131,493	(20,015,248)	(4,383,202)

Total increase (decrease) in net assets	398,671,139	555,524,972	(24,229,036)	17,369,850

NET ASSETS at End of Period	$3,441,019,426	$3,042,348,287	$80,277,274	$104,506,310

Undistributed (distributions in excess of) net investment income (loss)	$17,620,893	$15,243,099	$26,897	$(10,407)

(a)	Herndon Large Cap Value Fund commenced investment operations on March 31, 2010.

(b)	Cornerstone Large Cap Value Fund had a redemption-in-kind on March 18, 2011, which resulted in a redemption out of the Fund of $222,180,158. The redemption was comprised of securities and cash in the amounts of $218,362,400 and $3,817,758, respectively.
See accompanying Notes to Financial Statements.

| 84

Aston Funds

TAMRO Diversified		Herndon Large Cap		Cornerstone Large Cap
Equity Fund		Value Fund		Value Fund
Years Ended October 31,		Years Ended October 31,		Years Ended October 31,
2011	2010	2011	2010(a)	2011		2010
$15,669,792	$10,485,972	$1,472,096	$—	$224,034,670		$225,753,541

(44,914)	(2,277)	136,661	3,550	1,616,818		3,861,943
656,066	1,187,218	677,342	(28,801)	34,986,939		(6,252,394)
(699,407)	1,154,795	(196,751)	72,175	(15,657,682)		27,835,476

(88,255)	2,339,736	617,252	46,924	20,946,075		25,445,025

—	(22,812)	(13,657)	—	(265,642)		(305,038)
—	—	—	—	(1,541,502)		(3,678,621)
—	—	—	—	—		—

—	—	—	—	—		—
—	—	—	—	—		—
—	—	—	—	—		—

—	(22,812)	(13,657)	—	(1,807,144)		(3,983,659)

13,791,809	5,840,571	14,353,866	1,428,401	9,241,468		3,014,802
—	—	12,434,600	—	413		—
—	—	—	—	—		—

—	22,603	13,657	—	254,223		288,807
—	—	—	—	964,424		3,678,621
—	—	—	—	—		—

(5,019,694)	(2,996,278)	(10,907,846)	(3,229)	(6,696,820)		(5,418,381)
—	—	—	—	(222,180,571	)(b)	(24,744,086)
—	—	—	—	—		—

—	—	—	—	—		—
—	—	—	—	—		—
—	—	—	—	—		—

8,772,115	2,866,896	15,894,277	1,425,172	(218,416,863)		(23,180,237)

8,683,860	5,183,820	16,497,872	1,472,096	(199,277,932)		(1,718,871)

$24,353,652	$15,669,792	$17,969,968	$1,472,096	$24,756,738		$224,034,670

$—	$—	$127,238	$4,234	$—		$141,320

See accompanying Notes to Financial Statements.

| 85

Aston Funds
Statements of Changes in Net Assets — continued

	River Road Dividend
	All Cap Value Fund		Fairpointe Mid Cap Fund
	Years Ended October 31,		Years Ended October 31,
	2011	2010	2011	2010
NET ASSETS at Beginning of Period	$273,172,565	$159,027,298	$1,969,004,161	$993,185,657

Increase (decrease) in net assets from operations:
Net investment income (loss)	11,709,666	5,907,080	8,114,614	725,513
Net realized gain on investments	4,466,315	8,828,438	18,380,917	6,795,563
Net change in unrealized appreciation (depreciation) on investments	13,856,396	26,905,351	(48,573,966)	308,493,924

Net increase (decrease) in net assets from operations	30,032,377	41,640,869	(22,078,435)	316,015,000

Distributions to shareholders from:
Net investment income:
Class N	(4,480,688)	(2,577,718)	(4,195,319)	(1,961,201)
Class I	(6,151,388)	(2,888,679)	(1,840,072)	(686,988)
Net realized gain on investments:
Class N	—	—	(3,944,537)	—
Class I	—	—	(1,492,202)	—

Total distributions	(10,632,076)	(5,466,397)	(11,472,130)	(2,648,189)

Capital share transactions:
Proceeds from sales of shares:
Class N	200,005,589	56,553,326	723,036,262	863,805,979
Class I	193,412,218	48,602,138	1,264,789,286	364,135,081
Proceeds from reinvestment of distributions:
Class N	4,324,529	2,482,393	7,690,209	1,860,075
Class I	3,993,640	1,740,946	2,953,475	670,342
Cost of shares redeemed:
Class N	(52,119,639)	(23,745,216)	(731,287,676)	(492,583,645)
Class I	(22,036,218)	(7,662,792)	(361,146,320)	(75,436,139)

Net increase (decrease) from capital share transactions	327,580,119	77,970,795	906,035,236	662,451,693

Total increase (decrease) in net assets	346,980,420	114,145,267	872,484,671	975,818,504

NET ASSETS at End of Period	$620,152,985	$273,172,565	$2,841,488,832	$1,969,004,161

Undistributed (distributions in excess of) net investment income (loss)	$(110,262)	$(30,856)	$2,079,223	$—

See accompanying Notes to Financial Statements.

| 86

Aston Funds

Montag & Caldwell		Cardinal Mid Cap		Veredus Aggressive
Mid Cap Growth Fund		Value Fund		Growth Fund
Years Ended October 31,		Years Ended October 31,		Years Ended October 31,
2011	2010	2011	2010	2011	2010
$3,399,072	$2,959,374	$1,408,743	$916,100	$49,784,390	$45,496,186

(30,444)	(18,949)	6,900	4,200	(476,381)	(621,543)
299,123	134,523	91,525	61,235	6,542,782	11,778,923
240,447	607,951	15,411	148,669	(2,611,145)	2,197,839

509,126	723,525	113,836	214,104	3,455,256	13,355,219

—	(6,357)	(6,680)	(3,807)	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—

—	(6,357)	(6,680)	(3,807)	—	—

738,840	505,165	141,784	289,027	3,538,598	5,838,650
—	—	—	—	327,191	351,858

—	5,382	2,608	837	—	—
—	—	—	—	—	—

(140,014)	(788,017)	(19,757)	(7,518)	(13,481,571)	(13,708,906)
—	—	—	—	(432,802)	(1,548,617)

598,826	(277,470)	124,635	282,346	(10,048,584)	(9,067,015)

1,107,952	439,698	231,791	492,643	(6,593,328)	4,288,204

$4,507,024	$3,399,072	$1,640,534	$1,408,743	$43,191,062	$49,784,390

$—	$—	$1,517	$1,297	$—	$—

See accompanying Notes to Financial Statements.

| 87

Aston Funds
Statements of Changes in Net Assets — continued

	Crosswind
	Small Cap
	Growth Fund	TAMRO
	Period Ended	Small Cap Fund
	October 31,	Years Ended October 31,
	2011(a)	2011	2010
NET ASSETS at Beginning of Period	$—	$885,435,944	$757,115,466

Increase (decrease) in net assets from operations:
Net investment income (loss)	(34,103)	(5,328,724)	(2,912,307)
Net realized gain (loss) on investments, payments by affiliates, capital gain distributions and foreign currency transactions	(183,520)	99,904,044	111,675,635
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currency	(141,555)	(22,100,977)	130,988,824

Net increase (decrease) in net assets from operations	(359,178)	72,474,343	239,752,152

Distributions to shareholders from:
Net investment income:
Class N	—	—	—
Class I	—	—	(491,279)
Net realized gain on investments:
Class N	—	(7,598,056)	—
Class I	—	(12,204,102)	—

Total distributions	—	(19,802,158)	(491,279)

Capital share transactions:
Proceeds from sales of shares:
Class N	6,238,604	134,405,206	123,423,489
Class I	2,963,841	203,159,987	164,792,738
Proceeds from reinvestment of distributions:
Class N	—	7,455,712	—
Class I	—	8,709,830	192,068
Cost of shares redeemed:
Class N	(881,486)	(121,337,026)	(109,428,646)
Class I	—	(169,217,627)	(289,920,044)

Net increase (decrease) from capital share transactions	8,320,959	63,176,082	(110,940,395)

Total increase (decrease) in net assets	7,961,781	115,848,267	128,320,478

NET ASSETS at End of Period	$7,961,781	$1,001,284,211	$885,435,944

Undistributed (distributions in excess of) net investment income (loss)	$(5,573)	$—	$90,254

(a)	Crosswind Small Cap Growth Fund commenced investment operations on November 3, 2010.

(b)	River Road Independent Value Fund commenced investment operations on December 31, 2010.
See accompanying Notes to Financial Statements.
| 88

Aston Funds

				River Road
				Independent
River Road		River Road		Value Fund
Select Value Fund		Small Cap Value Fund		Period Ended
Years Ended October 31,		Years Ended October 31,		October 31,
2011	2010	2011	2010	2011(b)
$215,753,587	$209,134,875	$468,670,448	$498,763,125	$—

42,145	1,062,506	83,034	2,039,621	(1,085,446)

29,375,751	18,165,826	44,847,576	15,396,896	5,386,949

(13,992,847)	16,223,361	(11,965,485)	45,037,774	(574,323)

15,425,049	35,451,693	32,965,125	62,474,291	3,727,180

(176,001)	—	(643,153)	(199,557)	—
(958,025)	(374,080)	(1,405,337)	(819,436)	—

(475,433)	—	—	—	—
(1,484,315)	—	—	—	—

(3,093,774)	(374,080)	(2,048,490)	(1,018,993)	—

9,181,896	19,315,647	38,752,450	58,476,220	369,370,471
40,104,315	38,032,765	51,580,650	71,368,734	87,929,924

633,791	—	639,592	196,294	—
2,107,208	293,793	1,383,335	738,653	—

(53,148,045)	(16,335,985)	(178,262,562)	(88,216,081)	(65,670,819)
(83,276,593)	(69,765,121)	(76,192,484)	(134,111,795)	(3,656,631)

(84,397,428)	(28,458,901)	(162,099,019)	(91,547,975)	387,972,945

(72,066,153)	6,618,712	(131,182,384)	(30,092,677)	391,700,125

$143,687,434	$215,753,587	$337,488,064	$468,670,448	$391,700,125

$—	$862,893	$—	$1,393,988	$(37,538)

See accompanying Notes to Financial Statements.
| 89

Aston Funds
Statements of Changes in Net Assets — continued

	Barings		Neptune
	International Fund		International Fund
	Years Ended October 31,		Years Ended October 31,
	2011	2010	2011	2010
NET ASSETS at Beginning of Period	$48,168,829	$28,276,692	$1,874,755	$1,486,850

Increase (decrease) in net assets from operations:
Net investment income (loss)	683,032	398,247	21,534	19,265
Net realized gain (loss) on investments, payments by affiliates, capital gain distributions and foreign currency transactions	3,681,538	1,395,577	104,683	(50,012)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currency	(6,777,543)	2,819,445	(211,560)	390,122

Net increase (decrease) in net assets from operations	(2,412,973)	4,613,269	(85,343)	359,375

Distributions to shareholders from:
Net investment income:
Class N	(3,391)	—	(4,729)	(16,538)
Class I	(1,016,220)	(114,624)	(16,585)	(67,930)
Net realized gain on investments:
Class N	—	—	—	—
Class I	—	—	—	—

Total distributions	(1,019,611)	(114,624)	(21,314)	(84,468)

Capital share transactions:
Proceeds from sales of shares:
Class N	299,750	459,905	83,936	64,062
Class I	15,930,055	18,795,602	—	12,597
Proceeds from reinvestment of distributions:
Class N	3,391	—	4,729	16,107
Class I	816,360	81,689	12,301	58,454
Cost of shares redeemed:
Class N	(68,520)	(275,007)	(126,951)	(2,269)
Class I	(8,934,629)	(3,668,697)	—	(35,953)

Net increase (decrease) from capital share transactions	8,046,407	15,393,492	(25,985)	112,998

Total increase (decrease) in net assets	4,613,823	19,892,137	(132,642)	387,905

NET ASSETS at End of Period	$52,782,652	$48,168,829	$1,742,113	$1,874,755

Undistributed (distributions in excess of) net investment income (loss)	$488,263	$1,019,374	$2,324	$21,304

See accompanying Notes to Financial Statements.
| 90

Aston Funds

Lake Partners				M.D. Sass
LASSO		Dynamic		Enhanced Equity
Alternatives Fund		Allocation Fund		Fund
Years Ended October 31,		Years Ended October 31,		Years Ended October 31,
2011	2010	2011	2010	2011	2010
$28,019,637	$1,844,834	$54,234,248	$39,190,617	$92,563,052	$22,551,815

141,372	85,500	(167,249)	264,081	1,731,594	683,504

(4,044,043)	201,877	5,957,161	741,477	11,844,073	4,370,881

(2,659,656)	978,225	(2,211,531)	2,435,346	(5,531,012)	202,642

(6,562,327)	1,265,602	3,578,381	3,440,904	8,044,655	5,257,027

(60,987)	—	(145,930)	(261,689)	(652,123)	(426,131)
(200,883)	(36,852)	(916)	—	(1,009,975)	(259,819)

(51,647)	—	(1,740,103)	(2,887,100)	(1,928,441)	—
(141,825)	(34,918)	(5,816)	—	(2,282,232)	—

(455,342)	(71,770)	(1,892,765)	(3,148,789)	(5,872,771)	(685,950)

13,063,407	8,267,290	19,238,553	32,698,165	26,609,227	44,586,779
200,746,741	19,246,775	6,991,108	—	25,630,704	48,514,306

112,282	—	1,882,196	3,145,004	2,544,539	382,851
314,308	70,540	6,732	—	2,663,560	199,668

(3,488,899)	(230,156)	(32,146,225)	(21,091,653)	(28,044,291)	(24,359,831)
(24,124,485)	(2,373,478)	(2,651,704)	—	(10,933,501)	(3,883,613)

186,623,354	24,980,971	(6,679,340)	14,751,516	18,470,238	65,440,160

179,605,685	26,174,803	(4,993,724)	15,043,631	20,642,122	70,011,237

$207,625,322	$28,019,637	$49,240,524	$54,234,248	$113,205,174	$92,563,052

$67,864	$125,163	$—	$44,654	$80,520	$11,024

See accompanying Notes to Financial Statements.
| 91

Aston Funds
Statements of Changes in Net Assets — continued

	River Road
	Long-Short
	Fund	Harrison Street
	Period Ended	Real Estate Fund
	October 31,	Years Ended October 31,
	2010(a)	2011	2010
NET ASSETS at Beginning of Period	$—	$35,582,298	$25,916,242

Increase (decrease) in net assets from operations:
Net investment income (loss)	(30,424)	321,324	686,822
Net realized gain (loss) on investments, and foreign currency transactions	(150,888)	8,172,513	3,634,054
Net change in unrealized appreciation (depreciation) on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	116,075	(4,472,206)	6,812,329

Net increase (decrease) in net assets from operations	(65,237)	4,021,631	11,133,205

Distributions to shareholders from:
Net investment income:
Class N	—	(95,034)	(72,917)
Class I	—	(532,220)	(473,146)

Total distributions	—	(627,254)	(546,063)

Capital share transactions:
Proceeds from sales of shares:
Class N	4,660,217	3,015,671	1,712,572
Class I	—	37,683	17,423
Proceeds from reinvestment of distributions:
Class N	—	93,419	71,964
Class I	—	532,220	473,146
Cost of shares redeemed:
Class N	(1,050)	(3,431,764)	(1,218,520)
Class I	—	(11,839)	(1,977,671)
Issued due to merger:
Class N	—	—	—

Net increase (decrease) from capital share transactions	4,659,167	235,390	(921,086)

Total increase (decrease) in net assets	4,593,930	3,629,767	9,666,056

NET ASSETS at End of Period	$4,593,930	$39,212,065	$35,582,298

Undistributed (distributions in excess of) net investment income (loss)	$(8,210)	$149,433	$477,953

(a)	River Road Long/Short Fund commenced investment operations on May 4, 2011.

(b)	DoubleLine Core Plus Fund commenced investment operations on July 18, 2011.
See accompanying Notes to Financial Statements.

| 92

Aston Funds

		DoubleLine
		Core Plus Fixed
Montag & Caldwell		Income Fund
Balanced Fund		Period Ended	TCH Fixed Income Fund
Years Ended October 31,		October 31,	Years Ended October 31,
2011	2010	2011(b)	2011	2010
$30,555,528	$16,086,414	$—	$61,154,711	$67,283,501

216,304	281,365	186,165	2,777,397	3,098,126
2,651,240	1,068,509	43,586	350,010	1,687,483
(947,217)	306,742	254,825	153,269	1,206,902

1,920,327	1,656,616	484,576	3,280,676	5,992,511

(266,744)	(325,346)	(148,691)	(2,179,922)	(2,251,206)
(45,549)	(19,082)	(42,117)	(630,662)	(874,684)

(312,293)	(344,428)	(190,808)	(2,810,584)	(3,125,890)

1,639,927	1,799,160	23,893,578	26,608,188	9,803,619
4,647,220	243,509	5,325,160	3,668,580	2,920,795
258,918	314,990	142,202	2,084,931	2,152,347
33,009	15,241	42,117	473,715	763,701
(9,141,134)	(6,350,713)	(1,531,005)	(12,995,724)	(14,792,052)
(4,871,786)	(137,168)	(1,022,631)	(8,695,169)	(9,843,821)
—	17,271,907	—	—	—

(7,433,846)	13,156,926	26,849,421	11,144,521	(8,995,411)

(5,825,812)	14,469,114	27,143,189	11,614,613	(6,128,790)

$24,729,716	$30,555,528	$27,143,189	$72,769,324	$61,154,711

$(190,512)	$(178,671)	$(9,503)	$276,876	$291,179

See accompanying Notes to Financial Statements.

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Aston Funds

ASTON/Montag & Caldwell Growth Fund — Class N Financial Highlights	October 31, 2011

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	10/31/11	10/31/10		10/31/09		10/31/08		10/31/07
Net Asset Value, Beginning of Period	$22.92	$20.87		$18.84		$31.51		$25.15

Income from Investment Operations:
Net investment income (a)	0.14	0.12		0.08		0.07		0.06
Net realized and unrealized gain (loss) on investments	1.83	2.01	(b)	2.61		(8.66)		6.54

Total from investment operations	1.97	2.13		2.69		(8.59)		6.60

Less Distributions:
Distributions from and in excess of net investment income	(0.13)	(0.08)		(0.06)		(0.05)		(0.06)
Distributions from net realized gain on investments	(0.04)	—		(0.60)		(4.03)		(0.18)

Total distributions	(0.17)	(0.08)		(0.66)		(4.08)		(0.24)

Net increase (decrease) in net asset value	1.80	2.05		2.03		(12.67)		6.36

Net Asset Value, End of Period	$24.72	$22.92		$20.87		$18.84		$31.51

Total Return (c)	8.56%	10.20%		15.08%		(31.13)%		26.41%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,683,183	$1,506,075		$1,277,346		$602,905		$759,567
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.06%	1.08	%(d)	1.11%		1.08	%(d)	1.07	%(d)
After reimbursement and/or waiver of expenses by Adviser	1.06%	1.08	%(d)	1.11%		1.08	%(d)	1.07	%(d)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.59%	0.56%		0.41%		0.26%		0.23%
After reimbursement and/or waiver of expenses by Adviser	0.59%	0.56%		0.41%		0.26%		0.23%
Portfolio Turnover	63.48%	57.39	%(e)	35.09	%(f)	52.32%		69.02%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Includes payments by affiliates of less than $0.005 per share.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010, October 31, 2008 and October 31, 2007. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)	Portfolio turnover rate excludes securities received from a reorganization.

(f)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.
See accompanying Notes to Financial Statements.

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Aston Funds

ASTON/Montag & Caldwell Growth Fund — Class I Financial Highlights	October 31, 2011

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	10/31/11	10/31/10		10/31/09		10/31/08		10/31/07
Net Asset Value, Beginning of Period	$23.05	$20.97		$18.94		$31.61		$25.24

Income from Investment Operations:
Net investment income (a)	0.21	0.18		0.12		0.13		0.14
Net realized and unrealized gain (loss) on investments	1.82	2.02	(b)	2.62		(8.70)		6.55

Total from investment operations	2.03	2.20		2.74		(8.57)		6.69

Less Distributions:
Distributions from and in excess of net investment income	(0.19)	(0.12)		(0.11)		(0.07)		(0.14)
Distributions from net realized gain on investments	(0.04)	—		(0.60)		(4.03)		(0.18)

Total distributions	(0.23)	(0.12)		(0.71)		(4.10)		(0.32)

Net increase (decrease) in net asset value	1.80	2.08		2.03		(12.67)		6.37

Net Asset Value, End of Period	$24.85	$23.05		$20.97		$18.94		$31.61

Total Return (c)	8.82%	10.49%		15.36%		(30.96)%		26.72%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,749,183	$1,528,981		$1,205,637		$754,671		$1,254,382
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.81%	0.83	%(d)	0.86%		0.83	%(d)	0.79	%(d)
After reimbursement and/or waiver of expenses by Adviser	0.81%	0.83	%(d)	0.86%		0.83	%(d)	0.79	%(d)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.84%	0.81%		0.66%		0.51%		0.51%
After reimbursement and/or waiver of expenses by Adviser	0.84%	0.81%		0.66%		0.51%		0.51%
Portfolio Turnover	63.48%	57.39	%(e)	35.09	%(f)	52.32%		69.02%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Includes payments by affiliates of less than $0.005 per share.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010, October 31, 2008 and October 31, 2007. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)	Portfolio turnover rate excludes securities received from a reorganization.

(f)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.
See accompanying Notes to Financial Statements.

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Aston Funds

ASTON/Montag & Caldwell Growth Fund — Class R Financial Highlights	October 31, 2011

	Year	Year		Year		Year		Year
	Ended	Ended		Ended		Ended		Ended
	10/31/11	10/31/10		10/31/09		10/31/08		10/31/07
Net Asset Value, Beginning of Period	$22.70	$20.73		$18.69		$31.33		$25.04

Income from Investment Operations:
Net investment income (a)	0.08	0.07		0.03		—	(b)	—	(b)
Net realized and unrealized gain (loss) on investments	1.80	1.98	(c)	2.61		(8.58)		6.49

Total from investment operations	1.88	2.05		2.64		(8.58)		6.49

Less Distributions:
Distributions from and in excess of net investment income	(0.09)	(0.08)		—		(0.03)		(0.02)
Distributions from net realized gain on investments	(0.04)	—		(0.60)		(4.03)		(0.18)

Total distributions	(0.13)	(0.08)		(0.60)		(4.06)		(0.20)

Net increase (decrease) in net asset value	1.75	1.97		2.04		(12.64)		6.29

Net Asset Value, End of Period	$24.45	$22.70		$20.73		$18.69		$31.33

Total Return (d)	8.29%	9.90%		14.87%		(31.28)%		26.06%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$8,654	$7,292		$3,840		$266		$4,062
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.31%	1.33	%(e)	1.36%		1.33	%(e)	1.29	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.31%	1.33	%(e)	1.36%		1.33	%(e)	1.29	%(e)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.34%	0.31%		0.16%		0.01%		0.01%
After reimbursement and/or waiver of expenses by Adviser	0.34%	0.31%		0.16%		0.01%		0.01%
Portfolio Turnover	63.48%	57.39	%(f)	35.09	%(g)	52.32%		69.02%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Represents less than $0.005 per share.

(c)	Includes payments by affiliates of less than $0.005 per share.

(d)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010, October 31, 2008 and October 31, 2007. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)	Portfolio turnover rate excludes securities received from a reorganization.

(g)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.
See accompanying Notes to Financial Statements.

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Aston Funds
ASTON/Veredus Select Growth Fund — Class N	October 31, 2011
Financial Highlights

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	10/31/11		10/31/10	10/31/09	10/31/08	10/31/07
Net Asset Value, Beginning of Period	$11.35		$9.07	$8.69	$16.77	$13.08

Income from Investment Operations:
Net investment loss	(0.02	)(a)	(0.04)	(0.01)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.56)		2.32	0.39	(5.60)	3.77

Total from investment operations	(0.58)		2.28	0.38	(5.66)	3.69

Less Distributions:
Distributions from and in excess of net investment income	—		— (b)	—	—	—
Distributions from net realized gain on investments	—		—	—	(2.42)	—

Total distributions	—		—	—	(2.42)	—

Net increase (decrease) in net asset value	(0.58)		2.28	0.38	(8.08)	3.69

Net Asset Value, End of Period	$10.77		$11.35	$9.07	$8.69	$16.77

Total Return (c)	(5.11)%		25.15%	4.37%	(39.09)%	28.14%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$20,733		$42,567	$39,437	$37,142	$50,783
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.30%		1.33%	1.37%	1.34%	1.52%
After reimbursement and/or waiver of expenses by Adviser	1.30%		1.30%	1.30%	1.30%	1.30%
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.15)%		(0.38)%	(0.24)%	(0.55)%	(0.81)%
After reimbursement and/or waiver of expenses by Adviser	(0.15)%		(0.35)%	(0.17)%	(0.51)%	(0.59)%
Portfolio Turnover	312.62%		325.01%	331.55%	387.57%	283.38%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	Represents less than $(0.005) per share.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.
See accompanying Notes to Financial Statements.
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Aston Funds
ASTON/Veredus Select Growth Fund — Class I	October 31, 2011
Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net Asset Value, Beginning of Period	$11.48	$9.16	$8.74	$16.83	$13.08

Income from Investment Operations:
Net investment income (loss)	0.01 (a)	(0.01)	0.01	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.57)	2.34	0.41	(5.65)	3.77

Total from investment operations	(0.56)	2.33	0.42	(5.67)	3.75

Less Distributions:
Distributions from and in excess of net investment income	—	(0.01)	—	—	—
Distributions from net realized gain on investments	—	—	—	(2.42)	—

Total distributions	—	(0.01)	—	(2.42)	—

Net increase (decrease) in net asset value	(0.56)	2.32	0.42	(8.09)	3.75

Net Asset Value, End of Period	$10.92	$11.48	$9.16	$8.74	$16.83

Total Return (b)	(4.88)%	25.39%	4.81%	(38.96)%	28.52%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$59,544	$61,939	$47,699	$46,040	$3,216
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.05%	1.08%	1.12%	1.09%	1.19%
After reimbursement and/or waiver of expenses by Adviser	1.05%	1.05%	1.05%	1.05%	0.97%
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.10%	(0.13)%	0.01%	(0.30)%	(0.48)%
After reimbursement and/or waiver of expenses by Adviser	0.10%	(0.10)%	0.08%	(0.26)%	(0.26)%
Portfolio Turnover	312.62%	325.01%	331.55%	387.57%	283.38%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.
See accompanying Notes to Financial Statements.
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Aston Funds
ASTON/TAMRO Diversified Equity Fund — Class N	October 31, 2011
Financial Highlights

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	10/31/11		10/31/10	10/31/09	10/31/08	10/31/07
Net Asset Value, Beginning of Period	$11.83		$9.72	$8.34	$14.41	$13.91

Income from Investment Operations:
Net investment income (loss)	(0.02)		— (a)	— (a)	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.53		2.13	1.42	(4.94)	2.13

Total from investment operations	0.51		2.13	1.42	(4.90)	2.16

Less Distributions:
Distributions from and in excess of net investment income	—		(0.02)	(0.04)	(0.01)	(0.03)
Distributions from net realized gain on investments	—		—	—	(1.16)	(1.63)

Total distributions	—		(0.02)	(0.04)	(1.17)	(1.66)

Net increase (decrease) in net asset value	0.51		2.11	1.38	(6.07)	0.50

Net Asset Value, End of Period	$12.34		$11.83	$9.72	$8.34	$14.41

Total Return (b)	4.31%		21.95%	17.13%	(36.75)%	16.98%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$24,354		$15,670	$10,486	$8,562	$15,359
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.62	%(c)	1.63%	1.95%	1.88%	1.74	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.20	%(c)	1.20%	1.20%	1.20%	1.20	%(c)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.63)%		(0.45)%	(0.77)%	(0.37)%	(0.30)%
After reimbursement and/or waiver of expenses by Adviser	(0.21)%		(0.02)%	(0.02)%	0.31%	0.24%
Portfolio Turnover	65.96%		81.75%	85.49%	93.82%	37.87%

(a)	Represents less than $(0.005) per share.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2011 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 99

Aston Funds
ASTON/Herndon Large Cap Value Fund — Class N	October 31, 2011
Financial Highlights

	Year	Period
	Ended	Ended
	10/31/11	10/31/10(a)
Net Asset Value, Beginning of Period	$10.39	$10.00

Income from Investment Operations:
Net investment income	0.12 (b)	0.03
Net realized and unrealized gain on investments	0.81	0.36

Total from investment operations	0.93	0.39

Less Distributions:
Distributions from and in excess of net investment income	(0.01)	—

Total distributions	(0.01)	—

Net increase in net asset value	0.92	0.39

Net Asset Value, End of Period	$11.31	$10.39

Total Return (c)	9.09%	3.90	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$6,089	$1,472
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.38%	13.84	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.30%	1.30	%(e)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.05)%	(11.94	)%(e)
After reimbursement and/or waiver of expenses by Adviser	1.03%	0.60	%(e)
Portfolio Turnover	189.70%	38.64	%(d)

(a)	Herndon Large Cap Value Fund, Class N, commenced investment operations on March 31, 2010.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	Annualized.
See accompanying Notes to Financial Statements.
| 100

Aston Funds
ASTON/Herndon Large Cap Value Fund — Class I	October 31, 2011
Financial Highlights

	Period
	Ended
	10/31/11(a)
Net Asset Value, Beginning of Period	$11.48

Income from Investment Operations:
Net investment income	0.10	(b)
Net realized and unrealized gain on investments	(0.25)

Total from investment operations	(0.15)

Less Distributions:
Distributions from and in excess of net investment income	—

Total distributions	—

Net increase in net asset value	(0.15)

Net Asset Value, End of Period	$11.33

Total Return (c)	(1.31	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$11,881
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.13	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.05	%(e)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.20	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.28	%(e)
Portfolio Turnover	189.70	%(d)

(a)	Herndon Large Cap Value Fund, Class I, commenced investment operations on March 2, 2011.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	Annualized.
See accompanying Notes to Financial Statements.
| 101

Aston Funds
ASTON/Cornerstone Large Cap Value Fund — Class N (formerly known as ASTON Value Fund)	October 31, 2011
Financial Highlights

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/09		10/31/08		10/31/07
Net Asset Value, Beginning of Period	$9.20		$8.31		$9.07		$15.57		$14.06

Income from Investment Operations:
Net investment income	0.12	(a)	0.13		0.15		0.15		0.19
Net realized and unrealized gain (loss) on investments	0.83		0.89		0.41		(5.08)		2.09

Total from investment operations	0.95		1.02		0.56		(4.93)		2.28

Less Distributions:
Distributions from and in excess of net investment income	(0.11)		(0.13)		(0.15)		(0.16)		(0.20)
Distributions from net realized gain on investments	—		—		(1.17)		(1.41)		(0.57)

Total distributions	(0.11)		(0.13)		(1.32)		(1.57)		(0.77)

Net increase (decrease) in net asset value	0.84		0.89		(0.76)		(6.50)		1.51

Net Asset Value, End of Period	$10.04		$9.20		$8.31		$9.07		$15.57

Total Return (b)	10.44%		12.37%		8.60%		(34.85)%		16.77%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$24,631		$19,984		$20,173		$19,704		$130,476
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.61%		1.19	%(c)	1.21%		1.18	%(c)	1.16%
After reimbursement and/or waiver of expenses by Adviser	1.14	%(d)	1.07	%(c)	1.07	%(e)	1.02	%(c)	0.94%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.80%		1.32%		1.77%		1.22%		1.06%
After reimbursement and/or waiver of expenses by Adviser	1.27%		1.44%		1.91%		1.38%		1.28%
Portfolio Turnover	59.07	%(f)	37.44%		39.00%		67.57%		28.05%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2010 and October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)	Effective March 22, 2011, the Adviser changed the voluntary expense limitation from 1.07% to 1.19%. Voluntary expense limitations can end at anytime.

(e)	The contractual expense limitation of 1.07%, which does not include interest, brokerage commissions, other investment related costs, extraordinary expenses and acquired fund fees and expenses, was removed by the Adviser and replaced with a voluntary expense limitation of 1.07% effective March 1, 2009. Voluntary expense waivers can end at any time.

(f)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
See accompanying Notes to Financial Statements.
| 102

Aston Funds
ASTON/Cornerstone Large Cap Value Fund — Class I (formerly known as ASTON Value Fund)	October 31, 2011

Financial Highlights

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/09		10/31/08		10/31/07
Net Asset Value, Beginning of Period	$9.19		$8.31		$9.06		$15.57		$14.07

Income from Investment Operations:
Net investment income	0.16	(a)	0.15		0.17		0.20		0.23
Net realized and unrealized gain (loss) on investments	0.84		0.88		0.42		(5.10)		2.07

Total from investment operations	1.00		1.03		0.59		(4.90)		2.30

Less Distributions:
Distributions from and in excess of net investment income	(0.14)		(0.15)		(0.17)		(0.20)		(0.23)
Distributions from net realized gain on investments	—		—		(1.17)		(1.41)		(0.57)

Total distributions	(0.14)		(0.15)		(1.34)		(1.61)		(0.80)

Net increase (decrease) in net asset value	0.86		0.88		(0.75)		(6.51)		1.50

Net Asset Value, End of Period	$10.05		$9.19		$8.31		$9.06		$15.57

Total Return (b)	10.95%		12.53%		9.01%		(34.73)%		16.98%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$126		$204,051		$205,580		$188,688		$289,024
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.36%		0.94	%(c)	0.96%		0.93	%(c)	0.91%
After reimbursement and/or waiver of expenses by Adviser	0.89	%(d)	0.82	%(c)	0.82	%(e)	0.77	%(c)	0.69%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.05%		1.57%		2.02%		1.47%		1.31%
After reimbursement and/or waiver of expenses by Adviser	1.52%		1.69%		2.16%		1.63%		1.53%
Portfolio Turnover	59.07	%(f)	37.44%		39.00%		67.57%		28.05%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expense to average net assets included interest expense of less than 0.005% for the years ended October 31, 2010 and October 31, 2008, which is not included in the contractual expense limitation. The interest expenses is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)	Effective March 22, 2011, the Adviser changed the voluntary expense limitation from 0.82% to 0.94%. Voluntary expense limitations can end at anytime.

(e)	The contractual expense limitation of 0.82%, which does not include interest, brokerage commissions, other investment related costs, extraordinary expenses and acquired fund fees and expenses, was removed by the Adviser and replaced with a voluntary expense limitation of 0.82% effective March 1, 2009. Voluntary expense waivers can end at any time.

(f)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
See accompanying Notes to Financial Statements.
| 103

Aston Funds
ASTON/River Road Dividend All Cap Value Fund — Class N	October 31, 2011
Financial Highlights

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	10/31/11	10/31/10	10/31/09	10/31/08		10/31/07
Net Asset Value, Beginning of Period	$10.23	$8.58	$8.43	$12.58		$11.81

Income from Investment Operations:
Net investment income	0.29 (a)	0.26 (a)	0.26 (a)	0.38		0.46 (a)
Net realized and unrealized gain (loss) on investments	0.42	1.62	0.08	(3.54)		0.81

Total from investment operations	0.71	1.88	0.34	(3.16)		1.27

Less Distributions:
Distributions from and in excess of net investment income	(0.26)	(0.23)	(0.19)	(0.32)		(0.37)
Return of capital	—	—	—	(0.01)		—
Distributions from net realized gain on investments	—	—	—	(0.66)		(0.13)

Total distributions	(0.26)	(0.23)	(0.19)	(0.99)		(0.50)

Net increase (decrease) in net asset value	0.45	1.65	0.15	(4.15)		0.77

Net Asset Value, End of Period	$10.68	$10.23	$8.58	$8.43		$12.58

Total Return (b)	6.94%	22.20%	4.33%	(26.82)%		10.89%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$301,290	$135,544	$81,842	$51,504		$32,313
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.12%	1.14%	1.21%	1.35	%(c)	1.53%
After reimbursement and/or waiver of expenses by Adviser	1.12%	1.14%	1.21%	1.30	%(c)	1.30%
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.70%	2.69%	3.36%	3.81%		3.48%
After reimbursement and/or waiver of expenses by Adviser	2.70%	2.69%	3.36%	3.86%		3.71%
Portfolio Turnover	24.65%	29.92%	47.34%	48.95%		114.56%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 104

Aston Funds
ASTON/River Road Dividend All Cap Value Fund — Class I	October 31, 2011
Financial Highlights

	Year	Year	Year	Year		Period
	Ended	Ended	Ended	Ended		Ended
	10/31/11	10/31/10	10/31/09	10/31/08		10/31/07(a)
Net Asset Value, Beginning of Period	$10.22	$8.57	$8.42	$12.57		$12.94

Income from Investment Operations:
Net investment income	0.32 (b)	0.28 (b)	0.29 (b)	0.41		0.16	(b)
Net realized and unrealized gain (loss) on investments .	0.42	1.63	0.07	(3.55)		(0.37)

Total from investment operations	0.74	1.91	0.36	(3.14)		(0.21)

Less Distributions:
Distributions from and in excess of net investment income	(0.29)	(0.26)	(0.21)	(0.34)		(0.16)
Return of capital	—	—	—	(0.01)		—
Distributions from net realized gain on investments	—	—	—	(0.66)		—

Total distributions	(0.29)	(0.26)	(0.21)	(1.01)		(0.16)

Net increase (decrease) in net asset value	0.45	1.65	0.15	(4.15)		(0.37)

Net Asset Value, End of Period	$10.67	$10.22	$8.57	$8.42		$12.57

Total Return (c)	7.21%	22.53%	4.59%	(26.66)%		(1.58	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$318,863	$137,629	$77,185	$144		$197
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.87%	0.89%	0.96%	1.10	%(e)	1.42	%(f)
After reimbursement and/or waiver of expenses by Adviser	0.87%	0.89%	0.96%	1.05	%(e)	0.96	%(f)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.95%	2.94%	3.61%	4.06%		2.86	%(f)
After reimbursement and/or waiver of expenses by Adviser	2.95%	2.94%	3.61%	4.11%		3.33	%(f)
Portfolio Turnover	24.65%	29.92%	47.34%	48.95%		114.56%

(a)	River Road Dividend All Cap Value Fund, Class I, commenced investment operations on June 28, 2007.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f)	Annualized.
See accompanying Notes to Financial Statements.
| 105

Aston Funds
ASTON/Fairpointe Mid Cap Fund — Class N (formerly known as the ASTON/Optimum Mid Cap Fund)	October 31, 2011
Financial Highlights

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/09		10/31/08		10/31/07
Net Asset Value, Beginning of Period	$29.04		$22.73		$17.25		$32.32		$27.16

Income from Investment Operations:
Net investment income (loss)	0.06	(a)	0.01		0.09		0.05		(0.02)
Net realized and unrealized gain (loss) on investments	0.82		6.35		5.82		(12.93)		7.01

Total from investment operations	0.88		6.36		5.91		(12.88)		6.99

Less Distributions:
Distributions from and in excess of net investment income	(0.08)		(0.05)		(0.14)		—		—
Distributions from net realized gain on investments	(0.08)		—		(0.29)		(2.19)		(1.83)

Total distributions	(0.16)		(0.05)		(0.43)		(2.19)		(1.83)

Net increase (decrease) in net asset value	0.72		6.31		5.48		(15.07)		5.16

Net Asset Value, End of Period	$29.76		$29.04		$22.73		$17.25		$32.32

Total Return (b)	2.98%		28.01%		35.60%		(42.50)%		27.08%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,502,266		$1,469,354		$842,233		$508,886		$823,036
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.14	%(c)	1.14	%(c)	1.20	%(c)	1.16	%(c)	1.15	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.14	%(c)	1.14	%(c)	1.20	%(c)	1.16	%(c)	1.15	%(c)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.21%		—	%(d)	0.46%		0.18%		(0.09)%
After reimbursement and/or waiver of expenses by Adviser	0.21%		—	%(d)	0.46%		0.18%		(0.09)%
Portfolio Turnover	11.20%		13.82%		17.72%		22.58%		26.15%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)	Represents less than 0.005%.
See accompanying Notes to Financial Statements.
| 106

Aston Funds
ASTON/Fairpointe Mid Cap Fund — Class I (formerly known as the ASTON/Optimum Mid Cap Fund)	October 31, 2011
Financial Highlights

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/09		10/31/08		10/31/07
Net Asset Value, Beginning of Period	$29.41		$23.00		$17.47		$32.64		$27.34

Income from Investment Operations:
Net investment income	0.14	(a)	0.07		0.13		0.11		0.05
Net realized and unrealized gain (loss) on investments	0.82		6.43		5.89		(13.09)		7.08

Total from investment operations	0.96		6.50		6.02		(12.98)		7.13

Less Distributions:
Distributions from and in excess of net investment income	(0.09)		(0.09)		(0.20)		—		—
Distributions from net realized gain on investment	(0.08)		—		(0.29)		(2.19)		(1.83)

Total distributions	(0.17)		(0.09)		(0.49)		(2.19)		(1.83)

Net increase (decrease) in net asset value	0.79		6.41		5.53		(15.17)		5.30

Net Asset Value, End of Period	$30.20		$29.41		$23.00		$17.47		$32.64

Total Return (b)	3.22%		28.31%		35.97%		(42.39)%		27.43%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,339,223		$499,651		$150,953		$93,176		$126,691
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.89	%(c)	0.89	%(c)	0.95	%(c)	0.91	%(c)	0.87	%(c)
After reimbursement and/or waiver of expenses by Adviser	0.89	%(c)	0.89	%(c)	0.95	%(c)	0.91	%(c)	0.87	%(c)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.46%		0.25%		0.71%		0.43%		0.19%
After reimbursement and/or waiver of expenses by Adviser	0.46%		0.25%		0.71%		0.43%		0.19%
Portfolio Turnover	11.20%		13.82%		17.72%		22.58%		26.15%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 107

Aston Funds
ASTON/Montag & Caldwell Mid Cap Growth Fund — Class N	October 31, 2011
Financial Highlights

	Year		Year	Year	Period
	Ended		Ended	Ended	Ended
	10/31/11		10/31/10	10/31/09	10/31/08(a)
Net Asset Value, Beginning of Period	$8.51		$6.83	$5.85	$10.00

Income from Investment Operations:
Net investment loss	(0.07)		(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	1.27		1.74	1.02	(4.10)

Total from investment operations	1.20		1.70	0.98	(4.15)

Less Distributions:
Distributions from and in excess of net investment income	—		(0.02)	—	—

Total distributions	—		(0.02)	—	—

Net increase (decrease) in net asset value	1.20		1.68	0.98	(4.15)

Net Asset Value, End of Period	$9.71		$8.51	$6.83	$5.85

Total Return (b)	14.10%		24.85%	16.75%	(41.50	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,507		$3,399	$2,959	$1,815
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	3.07%		3.55%	5.02%	5.80	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.39	%(d)	1.40%	1.40%	1.40	%(e)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(2.39)%		(2.75)%	(4.13)%	(5.07	)%(e)
After reimbursement and/or waiver of expenses by Adviser	(0.71)%		(0.60)%	(0.51)%	(0.67	)%(e)
Portfolio Turnover	29.31%		31.49%	54.37%	63.66	%(c)

(a)	Montag & Caldwell Mid Cap Growth Fund, Class N, commenced investment operations on November 2, 2007.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Not Annualized.

(d)	For the period November 1, 2010 through September 29, 2011 the Adviser contractually waived management fees and/or reimbursed expenses at 1.40%. Effective September 30, 2011, the Adviser implemented a voluntary expense limitation of 1.25%. Voluntary expense limitations can end anytime.

(e)	Annualized.
See accompanying Notes to Financial Statements.
| 108

Aston Funds
ASTON/Cardinal Mid Cap Value Fund — Class N	October 31, 2011
Financial Highlights

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/09	10/31/08(a)
Net Asset Value, Beginning of Period	$8.51	$7.17	$6.23	$10.00

Income from Investment Operations:
Net investment income	0.04	0.03	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.66	1.34	0.99	(3.78)

Total from investment operations	0.70	1.37	1.01	(3.77)

Less Distributions:
Distributions from net investment income	(0.04)	(0.03)	(0.07)	—

Total distributions	(0.04)	(0.03)	(0.07)	—

Net increase (decrease) in net asset value	0.66	1.34	0.94	(3.77)

Net Asset Value, End of Period	$9.17	$8.51	$7.17	$6.23

Total Return (b)	8.22%	19.14%	16.45%	(37.70	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,641	$1,409	$916	$783
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	6.05%	7.64%	11.18%	11.20	%(d)
After reimbursement and/or waiver of expenses by Adviser	1.40%	1.40%	1.40%	1.40	%(d)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(4.23)%	(5.87)%	(9.48)%	(9.64	)%(d)
After reimbursement and/or waiver of expenses by Adviser	0.43%	0.37%	0.30%	0.16	%(d)
Portfolio Turnover	36.96%	39.23%	65.55%	50.79	%(c)

(a)	Cardinal Mid Cap Value Fund, Class N, commenced investment operations on November 2, 2007.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Not Annualized.

(d)	Annualized.
See accompanying Notes to Financial Statements.
| 109

Aston Funds
ASTON/Veredus Aggressive Growth Fund — Class N	October 31, 2011
Financial Highlights

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/09		10/31/08		10/31/07
Net Asset Value, Beginning of Period	$11.80		$8.97		$8.38		$22.42		$18.44

Income from Investment Operations:
Net investment loss	(0.14	)(a)	(0.14	)(a)	(0.10)		(0.17)		(0.24	)(a)
Net realized and unrealized gain (loss) on investments	0.70		2.97		0.74		(8.31)		5.45

Total from investment operations	0.56		2.83		0.64		(8.48)		5.21

Less Distributions:
Distributions from net realized gain on investments	—		—		(0.05)		(5.56)		(1.23)

Total distributions	—		—		(0.05)		(5.56)		(1.23)

Net increase (decrease) in net asset value	0.56		2.83		0.59		(14.04)		3.98

Net Asset Value, End of Period	$12.36		$11.80		$8.97		$8.38		$22.42

Total Return (b)	4.75%		31.55%		7.79%		(47.87)%		30.01%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$26,300		$33,594		$32,140		$43,149		$114,803
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.65	%(c)	1.63%		1.82	%(c)	1.55	%(c)	1.48	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.49	%(c)	1.49%		1.49	%(c)	1.49	%(c)	1.48	%(c)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(1.19)%		(1.40)%		(1.48)%		(1.21)%		(1.27)%
After reimbursement and/or waiver of expenses by Adviser	(1.03)%		(1.27)%		(1.15)%		(1.15)%		(1.27)%
Portfolio Turnover	197.43%		187.83%		264.98%		166.19%		126.54%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2011, October 31, 2009 and October 31, 2008 and 0.02% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 110

Aston Funds
ASTON/Veredus Aggressive Growth Fund — Class I	October 31, 2011
Financial Highlights

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/09		10/31/08		10/31/07
Net Asset Value, Beginning of Period	$12.19		$9.25		$8.61		$22.83		$18.71

Income from Investment Operations:
Net investment loss	(0.11	)(a)	(0.11	)(a)	(0.08)		(0.21)		(0.19	)(a)
Net realized and unrealized gain (loss) on investments	0.72		3.05		0.77		(8.45)		5.54

Total from investment operations	0.61		2.94		0.69		(8.66)		5.35

Less Distributions:
Distributions from net realized gain on investments	—		—		(0.05)		(5.56)		(1.23)

Total distributions	—		—		(0.05)		(5.56)		(1.23)

Net increase (decrease) in net asset value	0.61		2.94		0.64		(14.22)		4.12

Net Asset Value, End of Period	$12.80		$12.19		$9.25		$8.61		$22.83

Total Return (b)	5.09%		31.78%		8.16%		(47.77)%		30.34%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$16,891		$16,190		$13,356		$16,719		$115,942
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.40	%(c)	1.38%		1.57	%(c)	1.30	%(c)	1.19	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.24	%(c)	1.24%		1.24	%(c)	1.24	%(c)	1.19	%(c)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.94)%		(1.15)%		(1.23)%		(0.96)%		(0.98)%
After reimbursement and/or waiver of expenses by Adviser	(0.78)%		(1.02)%		(0.90)%		(0.90)%		(0.98)%
Portfolio Turnover	197.43%		187.83%		264.98%		166.19%		126.54%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2011, October 31, 2009 and October 31, 2008 and 0.02% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 111

Aston Funds
ASTON/Crosswind Small Cap Growth Fund — Class N	October 31, 2011
Financial Highlights

	Period
	Ended
	10/31/11(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment loss	(0.04)
Net realized and unrealized gain on investments	(0.01)

Total from investment operations	(0.05)

Less Distributions:
Distributions from and in excess of net investment income	—

Total distributions	—

Net decrease in net asset value	(0.05)

Net Asset Value, End of Period	$9.95

Total Return (b)	(0.50	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$5,411
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	8.27	%(d)
After reimbursement and/or waiver of expenses by Adviser	1.35	%(d)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(8.14	)%(d)
After reimbursement and/or waiver of expenses by Adviser	(1.21	)%(d)
Portfolio Turnover	205.85	%(c)

(a)	Crosswind Small Cap Growth Fund, Class N, commenced investment operations on November 3, 2010.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Not Annualized.

(d)	Annualized.
See accompanying Notes to Financial Statements.
| 112

Aston Funds
ASTON/Crosswind Small Cap Growth Fund — Class I	October 31, 2011
Financial Highlights

	Period
	Ended
	10/31/11(a)
Net Asset Value, Beginning of Period	$12.40

Income from Investment Operations:
Net investment loss	(0.04)
Net realized and unrealized gain on investments	(2.39)

Total from investment operations	(2.43)

Less Distributions:
Distributions from and in excess of net investment income	—

Total distributions	—

Net decrease in net asset value	(2.43)

Net Asset Value, End of Period	$9.97

Total Return (b)	(19.60	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,551
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	6.25	%(d)
After reimbursement and/or waiver of expenses by Adviser	1.10	%(d)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(6.11	)%(d)
After reimbursement and/or waiver of expenses by Adviser	(0.96	)%(d)
Portfolio Turnover	205.85	%(c)

(a)	Crosswind Small Cap Growth Fund, Class I, commenced investment operations on June 1, 2011.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Not Annualized.

(d)	Annualized.
See accompanying Notes to Financial Statements.
| 133

Aston Funds
ASTON/TAMRO Small Cap Fund — Class N	October 31, 2011
Financial Highlights

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	10/31/11		10/31/10		10/31/09		10/31/08	10/31/07
Net Asset Value, Beginning of Period	$19.42		$14.67		$13.64		$20.99	$19.73

Income from Investment Operations:
Net investment income (loss)	(0.15	)(a)	(0.08	)(a)	(0.05	)(a)	0.05	(0.08	)(a)
Net realized and unrealized gain (loss) on investments	1.75		4.83		1.08		(6.43)	2.48

Total from investment operations	1.60		4.75		1.03		(6.38)	2.40

Less Distributions:
Distributions from net realized gain on investments	(0.45)		—		—		(0.97)	(1.14)

Total distributions	(0.45)		—		—		(0.97)	(1.14)

Net increase (decrease) in net asset value	1.15		4.75		1.03		(7.35)	1.26

Net Asset Value, End of Period	$20.57		$19.42		$14.67		$13.64	$20.99

Total Return (b)	8.16%		32.29%		7.63%		(31.58)%	12.56%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$375,969		$335,809		$241,524		$159,965	$235,242
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.29%		1.34%		1.37%		1.32%	1.33	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.29%		1.34%		1.36	%(d)	1.30%	1.30	%(c)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.69)%		(0.49)%		(0.41)%		0.29%	(0.42)%
After reimbursement and/or waiver of expenses by Adviser	(0.69)%		(0.49)%		(0.40)%		0.31%	(0.39)%
Portfolio Turnover	47.25%		62.13%		89.92%		66.65%	58.88%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)	The Adviser removed the contractual expense limitation of 1.30%, not including interest, brokerage commissions, other investment related costs, extraordinary expenses and acquired fund fees and expenses, effective March 1, 2009.
See accompanying Notes to Financial Statements.
| 114

Aston Funds
ASTON/TAMRO Small Cap Fund — Class I	October 31, 2011
Financial Highlights

	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	10/31/11		10/31/10		10/31/09		10/31/08	10/31/07
Net Asset Value, Beginning of Period	$19.69		$14.87		$13.79		$21.16	$19.83

Income from Investment Operations:
Net investment income (loss)	(0.09	)(a)	(0.04	)(a)	(0.02	)(a)	0.02	(0.02	)(a)
Net realized and unrealized gain (loss) on investments	1.76		4.87		1.12		(6.42)	2.49

Total from investment operations	1.67		4.83		1.10		(6.40)	2.47

Less Distributions:
Distributions from and in excess of net investment income	—		(0.01)		(0.02)		—	—
Distributions from net realized gain on investments	(0.45)		—		—		(0.97)	(1.14)

Total distributions	(0.45)		(0.01)		(0.02)		(0.97)	(1.14)

Net increase (decrease) in net asset value	1.22		4.82		1.08		(7.37)	1.33

Net Asset Value, End of Period	$20.91		$19.69		$14.87		$13.79	$21.16

Total Return (b)	8.40%		32.62%		7.94%		(31.42)%	12.86%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$625,315		$549,627		$515,592		$238,399	$137,059
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.04%		1.09%		1.12%		1.07%	1.05	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.04%		1.09%		1.11	%(d)	1.05%	1.02	%(c)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.44)%		(0.24)%		(0.16)%		0.54%	(0.14)%
After reimbursement and/or waiver of expenses by Adviser	(0.44)%		(0.24)%		(0.15)%		0.56%	(0.11)%
Portfolio Turnover	47.25%		62.13%		89.92%		66.65%	58.88%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)	The Adviser removed the contractual expense limitation of 1.05%, not including interest, brokerage commissions, other investment related costs, extraordinary expenses and acquired fund fees and expenses, effective March 1, 2009.
See accompanying Notes to Financial Statements.
| 115

Aston Funds
ASTON/River Road Select Value Fund — Class N	October 31, 2011
Financial Highlights

	Year		Year		Year		Year		Period
	Ended		Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/09		10/31/08		10/31/07(a)
Net Asset Value, Beginning of Period	$9.01		$7.71		$7.13		$10.13		$10.00

Income from Investment Operations:
Net investment income (loss)	(0.02	)(b)	0.02	(b)	—	(b)(c)	—	(b)(c)	0.01
Net realized and unrealized gain (loss) on investments .	0.66		1.28		0.59		(3.00)		0.12

Total from investment operations	0.64		1.30		0.59		(3.00)		0.13

Less Distributions:
Distributions from net investment income	(0.03)		—		(0.01)		—		—
Distributions from net realized gains on investments	(0.08)		—		—		—		—

Total distributions	(0.11)		—		(0.01)		—		—

Net increase (decrease) in net asset value	0.53		1.30		0.58		(3.00)		0.13

Net Asset Value, End of Period	$9.54		$9.01		$7.71		$7.13		$10.13

Total Return (d)	7.12%		16.86%		8.33%		(29.62)%		1.30	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$13,160		$52,522		$41,801		$26,714		$10,292
Ratios of expenses to average net assets:
Before recoupment and/or waiver of expenses by Adviser	1.42	%(g)	1.41	%(g)	1.44%		1.56%		3.18	%(f)
After recoupment and/or waiver of expenses by Adviser	1.42	%(g)	1.43	%(g)	1.50%		1.50%		1.50	%(f)
Ratios of net investment income (loss) to average net assets:
Before recoupment and/or waiver of expenses by Adviser	(0.18)%		0.31%		0.04%		(0.08)%		(1.43	)%(f)
After recoupment and/or waiver of expenses by Adviser	(0.18)%		0.29%		(0.02)%		(0.02)%		0.25	%(f)
Portfolio Turnover	48.22%		53.73%		44.09%		54.93%		41.51	%(e)

(a)	River Road Select Value Fund, Class N, commenced investment operations on March 29, 2007.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Represents less than $(0.005) per share.

(d)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)	Not Annualized.

(f)	Annualized.

(g)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2011 and October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 116

Aston Funds
ASTON/River Road Select Value Fund — Class I	October 31, 2011
Financial Highlights

	Year		Year		Year	Year	Period
	Ended		Ended		Ended	Ended	Ended
	10/31/11		10/31/10		10/31/09	10/31/08	10/31/07(a)
Net Asset Value, Beginning of Period	$9.04		$7.73		$7.14	$10.13	$10.51

Income from Investment Operations:
Net investment income	0.01	(b)	0.05	(b)	0.02 (b)	0.02 (b)	0.01
Net realized and unrealized gain (loss) on investments .	0.67		1.28		0.59	(3.00)	(0.39)

Total from investment operations	0.68		1.33		0.61	(2.98)	(0.38)

Less Distributions:
Distributions from net investment income	(0.05)		(0.02)		(0.02)	(0.01)	—
Distributions from net realized gains on investments	(0.08)		—		—	—	—

Total distributions	(0.13)		(0.02)		(0.02)	(0.01)	—

Net increase (decrease) in net asset value	0.55		1.31		0.59	(2.99)	(0.38)

Net Asset Value, End of Period	$9.59		$9.04		$7.73	$7.14	$10.13

Total Return (c)	7.56%		17.19%		8.52%	(29.49)%	(3.52	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$130,527		$163,232		$167,334	$84,002	$7,482
Ratios of expenses to average net assets:
Before recoupment and/or waiver of expenses by Adviser	1.17	%(f)	1.16	%(f)	1.19%	1.31%	2.57	%(e)
After recoupment and/or waiver of expenses by Adviser .	1.17	%(f)	1.18	%(f)	1.25%	1.25%	1.24	%(e)
Ratios of net investment income (loss) to average net assets:
Before recoupment and/or waiver of expenses by Adviser	0.07%		0.56%		0.29%	0.17%	(0.91	)%(e)
After recoupment and/or waiver of expenses by Adviser .	0.07%		0.54%		0.23%	0.23%	0.42	%(e)
Portfolio Turnover	48.22%		53.73%		44.09%	54.93%	41.51	%(d)

(a)	River Road Select Value Fund, Class I, commenced investment operations on June 28, 2007.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	Annualized.

(f)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2011 and October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 117

Aston Funds
ASTON/River Road Small Cap Value Fund — Class N	October 31, 2011
Financial Highlights

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/09		10/31/08		10/31/07
Net Asset Value, Beginning of Period	$11.60		$10.22		$9.30		$14.37		$13.46

Income from Investment Operations:
Net investment income (loss)	(0.03)		0.03		0.01		0.01	(a)	0.05	(a)
Net realized and unrealized gain (loss) on investments	0.67		1.36		0.92		(4.54)		1.04

Total from investment operations	0.64		1.39		0.93		(4.53)		1.09

Less Distributions:
Distributions from and in excess of net investment income	(0.04)		(0.01)		(0.01)		—		(0.05)
Distributions from net realized gain on investments	—		—		—		(0.54)		(0.13)

Total distributions	(0.04)		(0.01)		(0.01)		(0.54)		(0.18)

Net increase (decrease) in net asset value	0.60		1.38		0.92		(5.07)		0.91

Net Asset Value, End of Period	$12.20		$11.60		$10.22		$9.30		$14.37

Total Return (b)	5.46%		13.60%		9.99%		(32.51)%		8.12%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$91,347		$213,326		$216,221		$160,245		$237,695
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.37	%(c)	1.39	%(c)	1.40%		1.45	%(c)	1.44	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.37	%(c)	1.39	%(c)	1.40	%(d)	1.45	%(c)	1.44	%(c)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.13)%		0.27%		0.05%		0.08%		0.38%
After reimbursement and/or waiver of expenses by Adviser	(0.13)%		0.27%		0.05%		0.08%		0.38%
Portfolio Turnover	42.29%		51.05%		35.83%		57.32%		74.18%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the years ended October 31, 2011, October 31, 2010, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)	The Adviser removed the contractual expense limitation of 1.50%, not including Interest, brokerage commissions, other investment related costs, extraordinary expenses and acquired fund fees and expenses, effective March 1, 2009.
See accompanying Notes to Financial Statements.
| 118

Aston Funds
ASTON/River Road Small Cap Value Fund — Class I	October 31, 2011
Financial Highlights

	Year		Year		Year		Year		Period
	Ended		Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/09		10/31/08		10/31/07(a)
Net Asset Value, Beginning of Period	$11.62		$10.24		$9.32		$14.37		$14.04

Income from Investment Operations:
Net investment income	0.01		0.06		0.03		0.04	(b)	0.09	(b)
Net realized and unrealized gain (loss) on investments .	0.65		1.35		0.92		(4.54)		0.46

Total from investment operations	0.66		1.41		0.95		(4.50)		0.55

Less Distributions:
Distributions from and in excess of net investment income	(0.06)		(0.03)		(0.03)		(0.01)		(0.09)
Distributions from net realized gain on investments	—		—		—		(0.54)		(0.13)

Total distributions	(0.06)		(0.03)		(0.03)		(0.55)		(0.22)

Net increase (decrease) in net asset value	0.60		1.38		0.92		(5.05)		0.33

Net Asset Value, End of Period	$12.22		$11.62		$10.24		$9.32		$14.37

Total Return (c)	5.70%		13.80%		10.31%		(32.34)%		3.91	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$246,141		$255,344		$282,542		$114,666		$64,525
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.12	%(f)	1.14	%(f)	1.15%		1.20	%(f)	1.16	%(e)(f)
After reimbursement and/or waiver of expenses by Adviser	1.12	%(f)	1.14	%(f)	1.15	%(g)	1.20	%(f)	1.16	%(e)(f)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.12%		0.52%		0.30%		0.33%		0.31	%(e)
After reimbursement and/or waiver of expenses by Adviser	0.12%		0.52%		0.30%		0.33%		0.31	%(e)
Portfolio Turnover	42.29%		51.05%		35.83%		57.32%		74.18%

(a)	River Road Small Cap Value Fund, Class I, commenced investment operations on December 13, 2006.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	Annualized.

(f)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the years ended October 31, 2011,

October 31, 2010, October 31, 2008 and the period ended October 31, 2007, which is not included in the contractual expense limitation.

The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(g)	The Adviser removed the contractual expense limitation of 1.25%, not including interest, brokerage commissions, other investment related costs, extraordinary expenses and acquired fund fees and expenses, effective March 1, 2009.
See accompanying Notes to Financial Statements.
| 119

Aston Funds
ASTON/River Road Independent Value Fund — Class N	October 31, 2011
Financial Highlights

	Period
	Ended
	10/31/11(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment loss	(0.07	)(b)
Net realized and unrealized gain on investments	0.82

Total from investment operations	0.75

Less Distributions:
Distributions from and in excess of net investment income	—

Total distributions	—

Net increase in net asset value	0.75

Net Asset Value, End of Period	10.75

Total Return (c)	7.50	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$306,223
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.59	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.42	%(e)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.98	)%(e)
After reimbursement and/or waiver of expenses by Adviser	(0.80	)%(e)
Portfolio Turnover	105.69	%(d)

(a)	River Road Independent Value Fund, Class N, commenced investment operations on December 31, 2010.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	Annualized.
See accompanying Notes to Financial Statements.
| 120

Aston Funds
ASTON/River Road Independent Value Fund — Class I	October 31, 2011
Financial Highlights

	Period
	Ended
	10/31/11(a)
Net Asset Value, Beginning of Period	$10.92

Income from Investment Operations:
Net investment loss	(0.02	)(b)
Net realized and unrealized loss on investments	(0.15)

Total from investment operations	(0.17)

Less Distributions:
Distributions from and in excess of net investment income	—

Total distributions	—

Net decrease in net asset value	(0.17)

Net Asset Value, End of Period	$10.75

Total Return (c)	(1.47	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$85,478
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.34	%(e)
After reimbursement and/or waiver of expenses by Adviser	1.17	%(e)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.73	)%(e)
After reimbursement and/or waiver of expenses by Adviser	(0.55	)%(e)
Portfolio Turnover	105.69	%(d)

(a)	River Road Independent Value Fund, Class I, commenced investment operations on June 1, 2011.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	Annualized.
See accompanying Notes to Financial Statements.
| 121

Aston Funds
ASTON/Barings International Fund — Class N Financial Highlights	October 31, 2011

	Year		Period
	Ended		Ended
	10/31/11		10/31/10(a)
Net Asset Value, Beginning of Period	$7.24		$6.48

Income from Investment Operations:
Net investment income	0.07	(b)	0.06	(b)
Net realized and unrealized gain on investments	(0.37)		0.70

Total from investment operations	(0.30)		0.76

Less Distributions:
Distributions from and in excess of net investment income	(0.13)		—

Total distributions	(0.13)		—

Net increase in net asset value	(0.43)		0.76

Net Asset Value, End of Period	$6.81		$7.24

Total Return (c)	(4.22	)%(d)	11.73	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$393		$184
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.68	%(e)	1.72	%(f)
After reimbursement and/or waiver of expenses by Adviser	1.40	%(e)	1.40	%(f)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.76	%(e)	1.07	%(f)
After reimbursement and/or waiver of expenses by Adviser	1.04	%(e)	1.39	%(f)
Portfolio Turnover	58.96%		65.32	%(d)

(a)	Barings International Fund, Class N, commenced investment operations on March 3, 2010.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	For the period November 1, 2010 through February 28, 2011, the Adviser voluntarily waived management fees and/or reimbursed expenses at 1.40%. Effective March 1, 2011, the contractual expense limitation was decreased from 1.50% to 1.40%.

(f)	Annualized.
See accompanying Notes to Financial Statements.
| 122

Aston Funds
ASTON/Barings International Fund — Class I Financial Highlights	October 31, 2011

	Year		Year	Year	Period
	Ended		Ended	Ended	Ended
	10/31/11		10/31/10	10/31/09	10/31/08(a)
Net Asset Value, Beginning of Period	$7.26		$6.44	$5.08	$10.00

Income from Investment Operations:
Net investment income	0.09	(b)	0.06 (b)	0.10 (b)	0.10
Net realized and unrealized gain (loss) on investments	(0.38)		0.78	1.27 (c)	(5.02)

Total from investment operations	(0.29)		0.84	1.37	(4.92)

Less Distributions:
Distributions from and in excess of net investment income	(0.15)		(0.02)	(0.01)	—

Total distributions	(0.15)		(0.02)	(0.01)	—

Net increase (decrease) in net asset value	(0.44)		0.82	1.36	(4.92)

Net Asset Value, End of Period	$6.82		$7.26	$6.44	$5.08

Total Return (d)	(4.09)%		12.89%	27.11%	(49.20	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$52,390		$47,985	$28,277	$5,517
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.43	%(f)	1.47%	2.01%	3.95	%(g)(h)
After reimbursement and/or waiver of expenses by Adviser	1.15	%(f)	1.15%	1.15%	1.18	%(g)(h)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.01%		0.63%	0.80%	(1.11	)%(g)
After reimbursement and/or waiver of expenses by Adviser	1.29%		0.95%	1.66%	1.66	%(g)
Portfolio Turnover	58.96%		65.32%	115.51%	121.99	%(e)

(a)	Barings International Fund, Class I, commenced investment operations on November 2, 2007.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Includes payments by affiliates of less than $0.005 per share.

(d)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)	Not Annualized.

(f)	For the period November 1, 2010 through February 28, 2011, the Adviser voluntarily waived management fees and/or reimbursed expenses at 1.15%. Effective March 1, 2011, the contractual expense limitation was decreased from 1.25% to 1.15%.

(g)	Annualized.

(h)	Ratios of expenses to average net assets include interest expense of less than 0.01% for the period ended October 31, 2008, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 123

Aston Funds
ASTON/Neptune International Fund — Class N Financial Highlights	October 31, 2011

	Year	Year		Year	Period
	Ended	Ended		Ended	Ended
	10/31/11	10/31/10		10/31/09	10/31/08(a)
Net Asset Value, Beginning of Period	$8.31	$7.09		$5.85	$11.14

Income from Investment Operations:
Net investment income	0.08 (b)	0.07	(b)	0.09 (b)	0.02	(b)
Net realized and unrealized gain (loss) on investments	(0.46)	1.55	(c)	1.18 (c)	(5.31)

Total from investment operations	(0.38)	1.62		1.27	(5.29)

Less Distributions:
Distributions from and in excess of net investment income	(0.08)	(0.40)		(0.03)	—

Total distributions	(0.08)	(0.40)		(0.03)	—

Net increase (decrease) in net asset value	(0.46)	1.22		1.24	(5.29)

Net Asset Value, End of Period	$7.85	$8.31		$7.09	$5.85

Total Return (d)	(4.63)%	23.76%		21.94%	(47.49	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$366	$432		$293	$225
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	7.73%	8.58	%(g)	2.64%	3.15	%(f)
After reimbursement and/or waiver of expenses by Adviser	1.27%	1.28	%(g)	1.27%	1.27	%(f)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(5.55)%	(6.29)%		0.07%	(1.24	)%(f)
After reimbursement and/or waiver of expenses by Adviser	0.92%	1.01%		1.44%	0.64	%(f)
Portfolio Turnover	23.01%	18.94%		42.65%	7.39%

(a)	Neptune International Fund, Class N, commenced investment operations on June 18, 2008.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Includes payments by affiliates of $0.01 per share for the year ended October 31, 2010 and less than $0.005 per share for the year ended October 31, 2009.

(d)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)	Not Annualized.

(f)	Annualized.

(g)	Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 124

Aston Funds
ASTON/Neptune International Fund — Class I Financial Highlights	October 31, 2011

	Year	Year		Year	Year		Period
	Ended	Ended		Ended	Ended		Ended
	10/31/11	10/31/10		10/31/09	10/31/08		10/31/07(a)
Net Asset Value, Beginning of Period	$8.32	$7.09		$5.85	$12.24		$10.00

Income from Investment Operations:
Net investment income	0.10 (b)	0.09	(b)	0.10 (b)	0.17	(b)	0.03
Net realized and unrealized gain (loss) on investments	(0.45)	1.55	(c)	1.19 (c)	(6.42)		2.21

Total from investment operations	(0.35)	1.64		1.29	(6.25)		2.24

Less Distributions:
Distributions from and in excess of net investment income	(0.10)	(0.41)		(0.05)	(0.14)		—

Total distributions	(0.10)	(0.41)		(0.05)	(0.14)		—

Net increase (decrease) in net asset value	(0.45)	1.23		1.24	(6.39)		2.24

Net Asset Value, End of Period	$7.87	$8.32		$7.09	$5.85		$12.24

Total Return (d)	(4.36)%	24.16%		22.23%	(51.55)%		22.30	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,376	$1,443		$1,194	$8,378		$2,370
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	7.48%	8.33	%(g)	2.39%	3.02%		11.72	%(f)
After reimbursement and/or waiver of expenses by Adviser	1.02%	1.03	%(g)	1.02%	1.04	%(h)	1.25	%(f)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(5.30)%	(6.04)%		0.32%	(0.24)%		(9.21	)%(f)
After reimbursement and/or waiver of expenses by Adviser	1.17%	1.26%		1.69%	1.74%		1.26	%(f)
Portfolio Turnover	23.01%	18.94%		42.65%	7.39%		5.14	%(e)

(a)	Neptune International Fund, Class I, commenced investment operations on August 6, 2007.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Includes payments by affiliates of $0.01 per share for the year ended October 31, 2010 and less than $0.005 per share for the year ended October 31, 2009.

(d)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)	Not Annualized.

(f)	Annualized.

(g)	Ratios of expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(h)	Effective February 11, 2008, the contractual expense limitation of 1.40% was removed and Aston agreed to voluntarily waive management fees and/or reimburse expenses for the Fund so that the net expense ratio is no more than 1.02%, excluding interest, brokerage commissions, other investment related costs, extraordinary expenses and acquired fund fees and expenses, for Class I Shares. This voluntary waiver became the contractual expense limitation on February 29, 2008.
See accompanying Notes to Financial Statements.
| 125

Aston Funds
ASTON/Lake Partners LASSO Alternatives Fund — Class N Financial Highlights	October 31, 2011

	Year		Period
	Ended		Ended
	10/31/11		10/31/10(a)
Net Asset Value, Beginning of Period	$11.97		$11.48

Income from Investment Operations:
Net investment income (loss)	(0.01	)(b)	0.04	(b)
Net realized and unrealized gain on investments	0.13		0.45

Total from investment operations	0.12		0.49

Less Distributions:
Distributions from and in excess of net investment income	(0.08)		—
Distributions from capital gains	(0.07)		—

Total distributions	(0.15)		—

Net increase (decrease) in net asset value	(0.03)		0.49

Net Asset Value, End of Period	$11.94		$11.97

Total Return (c)	0.92%		4.27	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$17,626		$8,296
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser (e)	1.53%		2.19	%(f)
After reimbursement and/or waiver of expenses by Adviser (e)	1.45%		1.45	%(f)(g)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.17)%		(0.25	)%(f)
After reimbursement and/or waiver of expenses by Adviser	(0.10)%		0.49	%(f)
Portfolio Turnover	79.77%		116.68%

(a)	Lake Partners LASSO Alternatives Fund, Class N, commenced investment operations on March 3, 2010.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.

(f)	Annualized.

(g)	Effective March 30, 2010, the contractual expense limitation was decreased from 1.60% to 1.45%.
See accompanying Notes to Financial Statements.
| 126

Aston Funds
ASTON/Lake Partners LASSO Alternatives Fund — Class I	October 31, 2011
Financial Highlights

	Year	Year		Period
	Ended	Ended		Ended
	10/31/11	10/31/10		10/31/09(a)
Net Asset Value, Beginning of Period	$11.98	$11.15		$10.00

Income from Investment Operations:
Net investment income (loss)	0.02 (b)	0.08	(b)	(—	)(c)
Net realized and unrealized gain on investments	0.13	0.89		1.15

Total from investment operations	0.15	0.97		1.15

Less Distributions:
Distributions from and in excess of net investment income	(0.09)	(0.07)		—
Distributions from net realized gain on investments	(0.07)	(0.07)		—

Total distributions	(0.16)	(0.14)		—

Net increase (decrease) in net asset value	(0.01)	0.83		1.15

Net Asset Value, End of Period	$11.97	$11.98		$11.15

Total Return (d)	1.22%	8.74%		11.50	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$189,999	$19,723		$1,845
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser (f)	1.28%	2.32%		18.16	%(g)
After reimbursement and/or waiver of expenses by Adviser (f)	1.20%	1.24	%(h)	1.35	%(g)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.08%	(0.41)%		(16.92	)%(g)
After reimbursement and/or waiver of expenses by Adviser	0.15%	0.67%		(0.11	)%(g)
Portfolio Turnover	79.77%	116.68%		65.93	%(e)

(a)	Lake Partners LASSO Alternatives Fund, Class I, commenced investment operations on April 1, 2009.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Represents less than $(0.005) per share.

(d)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying funds in which the Fund invests.

(g)	Annualized.

(h)	Effective March 30, 2010, the contractual expense limitation was decreased from 1.35% to 1.20%.
See accompanying Notes to Financial Statements.
| 127

Aston Funds
ASTON Dynamic Allocation Fund — Class N Financial Highlights	October 31, 2011

	Year		Year		Year	Period
	Ended		Ended		Ended	Ended
	10/31/11		10/31/10		10/31/09	10/31/08(a)
Net Asset Value, Beginning of Period	$9.25		$9.17		$8.24	$10.00

Income from Investment Operations:
Net investment income (loss)	(0.03	)(b)	0.05		0.06	0.07
Net realized and unrealized income (loss) on investments	0.66		0.66		0.99 (c)	(1.76)

Total from investment operations	0.63		0.71		1.05	(1.69)

Less Distributions:
Distributions from and in excess of net investment income	(0.03)		(0.05)		(0.12)	(0.07)
Distributions from net realized gains on investments	(0.31)		(0.58)		—	—

Total distributions	(0.34)		(0.63)		(0.12)	(0.07)

Net increase (decrease) in net asset value	0.29		0.08		0.93	(1.76)

Net Asset Value, End of Period	$9.54		$9.25		$9.17	$8.24

Total Return (d)	6.86%		7.92%		12.98%	(16.98	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$44,847		$54,234		$39,191	$6,070
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser (f)	1.58%		1.45	%(h)	1.69%	5.11	%(g)(h)
After reimbursement and/or waiver of expenses by Adviser (f)	1.30%		1.30	%(h)	1.30%	1.31	%(g)(h)
Ratios of net investment income (loss) to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.63)%		0.38%		0.39%	(2.48	)%(g)
After reimbursement and/or waiver of expenses by Adviser	(0.35)%		0.53%		0.78%	1.32	%(g)
Portfolio Turnover	387.35%		519.43%		365.93%	498.68	%(e)

(a)	Dynamic Allocation Fund, Class N, commenced investment operations on January 10, 2008.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Includes payments by affiliates of less than $0.005 per share.

(d)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying funds in which the Fund invests.

(g)	Annualized.

(h)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010 and 0.01% for the period ended October 31, 2008, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 128

Aston Funds
ASTON Dynamic Allocation Fund — Class I Financial Highlights	October 31, 2011

	Period
	Ended
	10/31/11(a)
Net Asset Value, Beginning of Period	$9.28

Income from Investment Operations:
Net investment loss	(0.01	)(b)
Net realized and unrealized gain on investments	0.64

Total from investment operations	0.63

Less Distributions:
Distributions from and in excess of net investment income	(0.05)
Distributions from net realized gains on investments	(0.31)

Total distributions	(0.36)

Net increase in net asset value	0.27

Net Asset Value, End of Period	$9.55

Total Return (c)	6.89	(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,393
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser (e)	1.33	%(f)
After reimbursement and/or waiver of expenses by Adviser (e)	1.05	%(f)
Ratios of net investment loss to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(0.38	)%(f)
After reimbursement and/or waiver of expenses by Adviser	(0.10	)%(f)
Portfolio Turnover	387.35%

(a)	Dynamic Allocation Fund, Class I, commenced investment operations on November 2, 2010.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.

(f)	Annualized.
See accompanying Notes to Financial Statements.
| 129

Aston Funds
ASTON/M.D. Sass Enhanced Equity Fund — Class N Financial Highlights	October 31, 2011

	Year		Year	Year		Period
	Ended		Ended	Ended		Ended
	10/31/11		10/31/10	10/31/09		10/31/08(a)
Net Asset Value, Beginning of Period	$9.41		$8.57	$8.09		$10.00

Income from Investment Operations:
Net investment income	0.14		0.10	0.11		0.14
Net realized and unrealized gain (loss) on investments	0.56		0.84	1.02		(1.91)

Total from investment operations	0.70		0.94	1.13		(1.77)

Less Distributions:
Distributions from and in excess of net investment income	(0.13)		(0.10)	(0.13)		(0.14)
Distributions from net realized gain on investments	(0.37)		—	(0.52)		—

Total distributions	(0.50)		(0.10)	(0.65)		(0.14)

Net increase (decrease) in net asset value	0.20		0.84	0.48		(1.91)

Net Asset Value, End of Period	$9.61		$9.41	$8.57		$8.09

Total Return (b)	7.69%		11.05%	15.86%		(17.91	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$48,365		$46,423	$22,552		$14,389
Ratios of expenses to average net assets:
Before reimbursement, waiver and/or recoupment of expenses by Adviser	1.24	%(d)	1.37%	2.11%		2.38	%(e)
After reimbursement, waiver and/or recoupment of expenses by Adviser	1.33	%(d)	1.40%	1.25	%(f)	1.10	%(e)
Ratios of net investment income to average net assets:
Before reimbursement, waiver and/or recoupment of expenses by Adviser	1.51%		1.20%	0.55%		0.86	%(e)
After reimbursement, waiver and/or recoupment of expenses by Adviser	1.41%		1.17%	1.41%		2.14	%(e)
Portfolio Turnover	87.37%		41.33%	51.56%		23.68	%(c)

(a)	M.D. Sass Enhanced Equity Fund, Class N, commenced investment operations on January 15, 2008.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Not Annualized.

(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)	Annualized.

(f)	Effective June 1, 2009, the contractual expense limitation was increased from 1.10% to 1.40% due to the change in Sub-Adviser.
See accompanying Notes to Financial Statements.
| 130

Aston Funds
ASTON/M.D. Sass Enhanced Equity Fund — Class I Financial Highlights	October 31, 2011

	Year		Period
	Ended		Ended
	10/31/11		10/31/10(a)
Net Asset Value, Beginning of Period	$9.41		$9.04

Income from Investment Operations:
Net investment income	0.16		0.09
Net realized and unrealized gain on investments	0.57		0.37

Total from investment operations	0.73		0.46

Less Distributions:
Distributions from and in excess of net investment income	(0.15)		(0.09)
Distributions from net realized gain on investments	(0.37)		—

Total distributions	(0.52)		(0.09)

Net increase in net asset value	0.21		0.37

Net Asset Value, End of Period	$9.62		$9.41

Total Return (b)	7.97%		5.10	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$64,840		$46,140
Ratios of expenses to average net assets:
Before reimbursement, waiver and/or recoupment of expenses by Adviser	0.99	%(d)	1.10	%(e)
After reimbursement, waiver and/or recoupment of expenses by Adviser	1.08	%(d)	1.15	%(e)
Ratios of net investment income to average net assets:
Before reimbursement, waiver and/or recoupment of expenses by Adviser	1.76%		1.37	%(e)
After reimbursement, waiver and/or recoupment of expenses by Adviser	1.66%		1.32	%(e)
Portfolio Turnover	87.37%		41.33	%(c)

(a)	M.D. Sass Enhanced Equity Fund, Class I, commenced investment operations on March 3, 2010.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Not Annualized.

(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e)	Annualized.
See accompanying Notes to Financial Statements.
| 131

Aston Funds
ASTON/River Road Long-Short Fund — Class N Financial Highlights	October 31, 2011

	Period
	Ended
	10/31/11(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment loss	(0.04	)(b)
Net realized and unrealized loss on investments	(0.05	) (c)

Total from investment operations	(0.09)

Less Distributions:
Distributions from and in excess of net investment income	—
Distributions from net realized gains on investments	—

Total distributions	—

Net decrease in net asset value	(0.09)

Net Asset Value, End of Period	$9.91

Total Return (d)	(0.80	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,594
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	7.65	%(f)(g)
After reimbursement and/or waiver of expenses by Adviser	1.70	%(f)(g)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	(6.80	)%(f)
After reimbursement and/or waiver of expenses by Adviser	(0.84	)%(f)
Portfolio Turnover	127.32	%(e)

(a)	River Road Long-Short Fund, Class N, commenced investment operations on May 4, 2011.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	Less than $(0.005) per share.

(d)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(e)	Not Annualized.

(f)	Annualized.

(g)	Ratios of expenses to average net assets include dividends on securities sold short of 1.02% for the period ended October 31, 2011, which is not included in the contractual expense limitation.
See accompanying Notes to Financial Statements.
| 132

Aston Funds ASTON/Harrison Street Real Estate Fund — Class N Financial Highlights	October 31, 2011

	Year		Year		Year	Year		Year
	Ended		Ended		Ended	Ended		Ended
	10/31/11		10/31/10		10/31/9	10/31/08		10/31/07
Net Asset Value, Beginning of Period	$8.16		$5.77		$6.08	$15.59		$19.99

Income from Investment Operations:
Net investment income	0.15	(a)	0.14	(a)	0.15 (a)	0.07	(a)	0.30	(a)
Net realized and unrealized gain (loss) on investments	0.79		2.36		(0.28)	(5.50)		(0.40)

Total from investment operations	0.94		2.50		(0.13)	(5.43)		(0.10)

Less Distributions:
Distributions from and in excess of net investment income	(0.13)		(0.11)		(0.18)	(0.09)		(0.05)
Distributions from net realized gain on investments	—		—		—	(3.99)		(4.25)

Total distributions	(0.13)		(0.11)		(0.18)	(4.08)		(4.30)

Net increase (decrease) in net asset value	0.81		2.39		(0.31)	(9.51)		(4.40)

Net Asset Value, End of Period	$8.97		$8.16		$5.77	$6.08		$15.59

Total Return (b)	11.66%		43.77%		(1.44)%	(43.76)%		(1.41)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$6,287		$6,158		$4,011	$6,030		$49,123
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.61	%(c)	1.68	%(c)	1.94%	1.57	%(c)	1.46	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.29	%(c)	1.37	%(c)	1.37%	1.37	%(c)	1.37	%(c)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.36%		1.65%		2.55%	0.49%		1.73%
After reimbursement and/or waiver of expenses by Adviser	1.68%		1.96%		3.12%	0.69%		1.82%
Portfolio Turnover	143.86%		75.30%		139.76%	85.08%		88.75%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2011, October 31, 2010, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 133

Aston Funds ASTON/Harrison Street Real Estate Fund — Class I Financial Highlights	October 31, 2011

	Year		Year		Year	Year		Year
	Ended		Ended		Ended	Ended		Ended
	10/31/11		10/31/10		10/31/09	10/31/08		10/31/07
Net Asset Value, Beginning of Period	$8.12		$5.74		$6.08	$15.62		$20.00

Income from Investment Operations:
Net investment income	0.16	(a)	0.16	(a)	0.16 (a)	0.09	(a)	0.34	(a)
Net realized and unrealized gain (loss) on investments	0.79		2.34		(0.28)	(5.51)		(0.40)

Total from investment operations	0.95		2.50		(0.12)	(5.42)		(0.06)

Less Distributions:
Distributions from and in excess of net investment income	(0.15)		(0.12)		(0.22)	(0.13)		(0.07)
Distributions from net realized gain on investments	—		—		—	(3.99)		(4.25)

Total distributions	(0.15)		(0.12)		(0.22)	(4.12)		(4.32)

Net increase (decrease) in net asset value	0.80		2.38		(0.34)	(9.54)		(4.38)

Net Asset Value, End of Period	$8.92		$8.12		$5.74	$6.08		$15.62

Total Return (b)	11.82%		44.14%		(1.27)%	(43.58)%		(1.18)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$32,925		$29,425		$21,905	$23,411		$41,545
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.44	%(c)	1.43	%(c)	1.69%	1.32	%(c)	1.20	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.12	%(c)	1.12	%(c)	1.12%	1.12	%(c)	1.11	%(c)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.53%		1.90%		2.80%	0.74%		1.99%
After reimbursement and/or waiver of expenses by Adviser	1.85%		2.21%		3.37%	0.94%		2.08%
Portfolio Turnover	143.86%		75.30%		139.76%	85.08%		88.75%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the years ended October 31, 2011, October 31, 2010, October 31, 2008 and October 31, 2007, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.
See accompanying Notes to Financial Statements.
| 134

Aston Funds
ASTON/Montag & Caldwell Balanced Fund — Class N	October 31, 2011
Financial Highlights

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	10/31/11		10/31/10		10/31/09	10/31/08	10/31/07
Net Asset Value, Beginning of Period	$19.13		$17.73		$15.61	$19.98	$17.21

Income from Investment Operations:
Net investment income	0.15	(a)	0.21	(a)	0.21 (a)	0.29	0.19	(a)
Net realized and unrealized gain (loss) on investments	1.03		1.47		2.15	(4.42)	2.82

Total from investment operations	1.18		1.68		2.36	(4.13)	3.01

Less Distributions:
Distributions from and in excess of net investment income	(0.22)		(0.28)		(0.24)	(0.24)	(0.24)

Total distributions	(0.22)		(0.28)		(0.24)	(0.24)	(0.24)

Net increase (decrease) in net asset value	0.96		1.40		2.12	(4.37)	2.77

Net Asset Value, End of Period	$20.09		$19.13		$17.73	$15.61	$19.98

Total Return (b)	6.20%		9.54%		15.32%	(20.87)%	17.63%
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$23,315		$29,194		$14,938	$16,586	$16,703
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.57	%(c)	1.38%		1.73%	1.74%	1.72	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.35	%(c)	1.13%		1.26%	1.35%	1.36	%(c)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.53%		0.89%		0.81%	0.74%	0.71%
After reimbursement and/or waiver of expenses by Adviser	0.76%		1.15%		1.28%	1.13%	1.07%
Portfolio Turnover	40.31%		51.68	%(d)	38.72%	43.65%	36.25%

(a)	The selected per share data was calculated using the weighed average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011 and 0.01% for the year ended October 31, 2007, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)	Portfolio turnover rate excludes securities received from a reorganization.
See accompanying Notes to Financial Statements.
| 135

Aston Funds ASTON/Montag & Caldwell Balanced Fund — Class I Financial Highlights	October 31, 2011

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	10/31/11		10/31/10		10/31/09	10/31/08	10/31/07
Net Asset Value, Beginning of Period	$19.08		$17.68		$15.57	$19.94	$17.19

Income from Investment Operations:
Net investment income	0.20	(a)	0.22	(a)	0.23 (a)	0.27	0.24	(a)
Net realized and unrealized gain (loss) on investments	1.04		1.46		2.16	(4.35)	2.80

Total from investment operations	1.24		1.68		2.39	(4.08)	3.04

Less Distributions:
Distributions from and in excess of net investment income	(0.27)		(0.28)		(0.28)	(0.29)	(0.29)

Total distributions	(0.27)		(0.28)		(0.28)	(0.29)	(0.29)

Net increase (decrease) in net asset value	0.97		1.40		2.11	(4.37)	2.75

Net Asset Value, End of Period	$20.05		$19.08		$17.68	$15.57	$19.94

Total Return (b)	6.52%		9.57%		15.53%	(20.71)%	17.87%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,415		$1,362		$1,149	$919	$1,158
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.32	%(c)	1.35%		1.57%	1.49%	1.44	%(c)
After reimbursement and/or waiver of expenses by Adviser	1.10	%(c)	1.10%		1.10%	1.10%	1.08	%(c)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.79%		0.92%		0.97%	0.99%	0.99%
After reimbursement and/or waiver of expenses by Adviser	1.02%		1.17%		1.44%	1.38%	1.35%
Portfolio Turnover	40.31%		51.68	%(d)	38.72%	43.65%	36.25%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.01% for the years ended October 31, 2011 and October 31, 2007, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)	Portfolio turnover rate includes securities received from a reorganization.
See accompanying Notes to Financial Statements
| 136

Aston Funds ASTON/DoubleLine Core Plus Fixed Income Fund — Class N Financial Highlights	October 31, 2011

	Period
	Ended
	10/31/11(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.12	b)
Net realized and unrealized gain on investments	0.41

Total from investment operations	0.53

Less Distributions:
Distributions from and in excess of net investment income	(0.09)

Total distributions	(0.09)

Net increase in net asset value	0.44

Net Asset Value, End of Period	$10.44

Total Return (c)	5.33	(d)
Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$22,657
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	3.16	%(e)
After reimbursement and/or waiver of expenses by Adviser	0.94	%(e)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.63	%(e)
After reimbursement and/or waiver of expenses by Adviser	3.85	%(e)
Portfolio Turnover	38.49	%(d)

(a)	DoubleLine Core Plus Fixed Income Fund, Class N, commenced investment operations on July 18, 2011.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	Annualized.
See accompanying Notes to Financial Statements.
| 137

Aston Funds ASTON/DoubleLine Core Plus Fixed Income Fund — Class I Financial Highlights	October 31, 2011

	Period
	Ended
	10/31/11(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.13	(b)
Net realized and unrealized gain on investments	0.41

Total from investment operations	0.54

Less Distributions:
Distributions from and in excess of net investment income	(0.10)

Total distributions	(0.10)

Net increase in net asset value	0.44

Net Asset Value, End of Period	$10.44

Total Return (c)	5.38	(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$4,486
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	2.91	%(e)
After reimbursement and/or waiver of expenses by Adviser	0.69	%(e)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.88	%(e)
After reimbursement and/or waiver of expenses by Adviser	4.10	%(e)
Portfolio Turnover	38.49	%(d)

(a)	DoubleLine Core Plus Fixed Income Fund, Class I, commenced investment operations on July 18, 2011.

(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(d)	Not Annualized.

(e)	Annualized.
See accompanying Notes to Financial Statements.
| 138

Aston Funds ASTON/TCH Fixed Income Fund — Class N Financial Highlights	October 31, 2011

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	10/31/11	10/31/10	10/31/09	10/31/08		10/31/07
Net Asset Value, Beginning of Period	$10.49	$10.02	$8.60	$9.73		$9.62

Income from Investment Operations:
Net investment income	0.47 (a)	0.50 (a)	0.49 (a)	0.47		0.48	(a)
Net realized and unrealized gain (loss) on investments	0.10	0.47	1.44	(1.10)		0.14

Total from investment operations	0.57	0.97	1.93	(0.63)		0.62

Less Distributions:
Distributions from and in excess of net investment income	(0.47)	(0.50)	(0.51)	(0.50)		(0.51)

Total distributions	(0.47)	(0.50)	(0.51)	(0.50)		(0.51)

Net increase (decrease) in net asset value	0.10	0.47	1.42	(1.13)		0.11

Net Asset Value, End of Period	$10.59	$10.49	$10.02	$8.60		$9.73

Total Return (b)	5.62%	9.98%	22.99%	(6.89)%		6.56%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$62,346	$46,274	$47,008	$42,765		$52,662
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	1.14%	0.98%	0.96%	1.06%		1.04	%(c)
After reimbursement and/or waiver of expenses by Adviser	0.88%	0.62%	0.61%	0.65	%(d)	0.73	%(c)(d)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	4.20%	4.51%	4.93%	4.59%		4.63%
After reimbursement and/or waiver of expenses by Adviser	4.46%	4.87%	5.28%	5.00%		4.94%
Portfolio Turnover	37.51%	23.92%	40.81%	78.39%		71.61%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)	The Adviser’s expense reimbursement level, which affects the net expense ratio, was changed from 0.74% to 0.64% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser’s expense reimbursement level changed from 0.64% to 0.74%. Subsequently, on March 1, 2011, the Adviser’s expense reimbursement level changed from 0.74% to 0.94%.
See accompanying Notes to Financial Statements.
| 139

Aston Funds ASTON/TCH Fixed Income Fund — Class I Financial Highlights	October 31, 2011

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	10/31/11	10/31/10	10/31/09	10/31/08		10/31/07
Net Asset Value, Beginning of Period	$10.49	$10.02	$8.60	$9.73		$9.62

Income from Investment Operations:
Net investment income	0.49 (a)	0.51 (a)	0.50 (a)	0.48		0.51	(a)
Net realized and unrealized gain (loss) on investments	0.11	0.48	1.44	(1.09)		0.13

Total from investment operations	0.60	0.99	1.94	(0.61)		0.64

Less Distributions:
Distributions from and in excess of net investment income	(0.50)	(0.52)	(0.52)	(0.52)		(0.53)

Total distributions	(0.50)	(0.52)	(0.52)	(0.52)		(0.53)

Net increase (decrease) in net asset value	0.10	0.47	1.42	(1.13)		0.11

Net Asset Value, End of Period	$10.59	$10.49	$10.02	$8.60		$9.73

Total Return (b)	5.89%	10.11%	23.14%	(6.65)%		6.84%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$10,423	$14,881	$20,276	$25,891		$39,318
Ratios of expenses to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	0.89%	0.85%	0.84%	0.81%		0.78	%(c)
After reimbursement and/or waiver of expenses by Adviser	0.63%	0.49%	0.49%	0.40	%(d)	0.47	%(c)(d)
Ratios of net investment income to average net assets:
Before reimbursement and/or waiver of expenses by Adviser	4.45%	4.64%	5.05%	4.84%		4.89%
After reimbursement and/or waiver of expenses by Adviser	4.71%	5.00%	5.40%	5.25%		5.20%
Portfolio Turnover	37.51%	23.92%	40.81%	78.39%		71.61%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b)	The total return is calculated using the Net Asset Values used for trading at the close of business at period end.

(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2007, which is not included in the contractual or voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d)	The Adviser’s expense reimbursement level, which affects the net expense ratio, was changed from 0.49% to 0.39% on September 1, 2007. Subsequently, on October 1, 2008, the Adviser’s expense reimbursement level changed from 0.39% to 0.49%. Subsequently, on March 1, 2011, the Adviser’s expense reimbursement level changed from 0.49% to 0.69%.
See accompanying Notes to Financial Statements.
| 140

Aston Funds Notes to Financial Statements	October 31, 2011
Note (A) Fund Organization: Aston Funds (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company with 25 separate portfolios (each a “Fund” and collectively the “Funds”) established by the Board of Trustees as of October 31, 2011.
Aston Asset Management, LP (“Aston” or the “Adviser”) the investment adviser and the administrator, manages each Fund by retaining one or more sub-advisers (each, a “Sub-Adviser”) to manage each Fund. The following 25 portfolios of the Trust are included in these financial statements:
ASTON/Montag & Caldwell Growth Fund (the “M&C Growth Fund”)
ASTON/Veredus Select Growth Fund (the “Veredus Select Growth Fund”)
ASTON/TAMRO Diversified Equity Fund (the “TAMRO Diversified Equity Fund”)
ASTON/Herndon Large Cap Value Fund (the “Herndon Large Cap Value Fund”)
ASTON/Cornerstone Large Cap Value Fund, formerly known as ASTON Value Fund (the “Cornerstone Large Cap Value Fund”)
ASTON/River Road Dividend All Cap Value Fund (the “River Road Dividend All Cap Value Fund”)
ASTON/Fairpointe Mid Cap Fund, formerly known as ASTON/Optimum Mid Cap Fund (the “Fairpointe Mid Cap Fund”)
ASTON/Montag & Caldwell Mid Cap Growth Fund (the “M&C Mid Cap Growth Fund”)
ASTON/Cardinal Mid Cap Value Fund (the “Cardinal Mid Cap Value Fund”)
ASTON/Veredus Aggressive Growth Fund (the “Veredus Aggressive Growth Fund”)
ASTON/Crosswind Small Cap Growth Fund (the “Crosswind Small Cap Growth Fund”)
ASTON/TAMRO Small Cap Fund (the “TAMRO Small Cap Fund”)
ASTON/River Road Select Value Fund (the “River Road Select Value Fund”)
ASTON/River Road Small Cap Value Fund (the “River Road Small Cap Value Fund”)
ASTON/River Road Independent Value Fund (the “River Road Independent Value Fund)
ASTON/Barings International Fund (the “Barings International Fund”)
ASTON/Neptune International Fund (the “Neptune International Fund”)
ASTON/Lake Partners LASSO Alternatives Fund (the “Lake Partners LASSO Alternatives Fund”)
ASTON Dynamic Allocation Fund (the “Dynamic Allocation Fund”) ASTON/M.D. Sass Enhanced Equity Fund (the “M.D. Sass Enhanced Equity Fund”)
ASTON/River Road Long-Short Fund (the “River Road Long-Short Fund”)
ASTON/Harrison Street Real Estate Fund, formerly known as ASTON/Fortis Real Estate Fund (the “Harrison Street Real Estate Fund”)
ASTON/Montag & Caldwell Balanced Fund (the “M&C Balanced Fund”)
ASTON/DoubleLine Core Plus Fixed Income Fund (“the
“DoubleLine Core Plus Fixed Income Fund”)
ASTON/TCH Fixed Income Fund (the “TCH Fixed Income Fund”)
M&C Growth Fund is authorized to issue three classes of shares (Class N Shares, Class I Shares and Class R Shares). Veredus Select Growth Fund, Herndon Large Cap Value Fund, Cornerstone Large Cap Value Fund, River Road Dividend All Cap Value Fund, Fairpointe Mid Cap Fund, Veredus Aggressive Growth Fund, Crosswind Small Cap Growth Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, River Road Independent Value Fund, Neptune International Fund, Barings International Fund, Dynamic Allocation Fund, M.D. Sass Enhanced Equity Fund,Lake Partners LASSO Alternatives Fund, Harrison Street Real Estate Fund, M&C Balanced Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund are each authorized to issue two classes of shares (Class N Shares and Class I Shares). TAMRO Diversified Equity Fund, M&C Mid Cap Growth Fund, Cardinal Mid Cap Value Fund and River Road Long-Short Fund are each authorized to issue one class of shares (Class N Shares). Each class of shares is substantially the same except that certain classes of shares bear class specific expenses, which include distribution fees. TAMRO Small Cap Fund and River Road Small Cap Value Fund are closed to new investors until further notice.
The investment objectives of the Funds are as follows:

M&C Growth Fund	Long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

Veredus Select Growth Fund	Capital appreciation.

TAMRO Diversified Equity Fund	Long-term capital appreciation.
Herndon Large Cap Value Fund	Long-term capital appreciation.

Cornerstone Large Cap Value Fund	Total return through long-term capital apprecia- tion and current income.

River Road Dividend All Cap Value Fund	High current income and, secondarily, long-term capital appreciation.

Fairpointe Mid Cap Fund	Long-term total return through capital apprecia- tion by investing primarily in common and pre- ferred stocks and convertible securities.

M&C Mid Cap Growth Fund	Long-term capital appreciation and secondarily, current income, by investing primarily in common stocks and convertible securities.

Cardinal Mid Cap Value Fund	High level of total return.

Veredus Aggressive Growth Fund	Capital appreciation.

Crosswind Small Cap Growth Fund	Long-term capital appreciation.

TAMRO Small Cap Fund	Long-term capital appreciation.
| 141

Aston Funds Notes to Financial Statements — continued	October 31, 2011

River Road Select Value Fund	Long-term capital appreciation.

River Road Small Cap Value Fund	Long-term capital appreciation.

River Road Independent Value Fund	Long-term total return.

Barings International Fund	Total return.

Neptune International Fund	Long-term capital appreciation.

Lake Partners LASSO Alternatives Fund	Long term total return with reduced correlation to the conventional stock and bond markets.

Dynamic Allocation Fund	Long-term capital appreciation.

M.D. Sass Enhanced Equity Fund	Total return through a combination of a high level of current income and capital appreciation.

River Road Long- Short Fund	Absolute return while minimizing volatility over a fund market cycle

Harrison Street Real Estate Fund	Total return through a combination of growth and income.

M&C Balanced Fund	Long-term total return.

DoubleLine Core Plus Fixed Income Fund	Maximize total return.

TCH Fixed Income Fund	High current income consistent with prudent risk of capital.
Note (B) Significant Accounting Policies: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.
(1) Security Valuation: Equity securities, closed-end funds, exchange traded funds, index options traded on a national securities exchange, and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price (“NOCP”), if applicable. If no last sale price or NOCP, if applicable, is reported, the mean of the last bid and asked prices may be used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by a pricing service when such prices are believed by the Adviser to reflect the current market value of such securities in accordance with guidelines adopted by the Board of Trustees. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. If accurate market quotations are not available, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with maturities of 60 days or less, are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost. Investments in money market funds and other mutual funds are valued at the underlying fund’s net asset value (“NAV”) at the date of valuation. Foreign securities are valued at the last sales price on the primary exchange where the security is traded. Under the fair value procedures adopted by the Board of Trustees, the Funds may utilize the services of an independent pricing service to determine fair value prices for foreign securities if certain market events occur.
Certain Funds invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund’s fees and expenses.
Fair Value Measurements - The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:
• Level 1—	unadjusted quoted prices in active markets for identical assets or liabilities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (includ- ing the Fund’s own assumptions in determining the fair value of invest- ments)
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Aston Funds Notes to Financial Statements — continued	October 31, 2011
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the market value at the end of the period. A summary of the inputs used to value the Funds’ net assets as of October 31, 2011 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Funds	10/31/11	Prices	Inputs	Inputs
Montag & Caldwell Growth Fund
Assets
Investments in Securities*	$3,490,542,415	$3,490,542,415	$—	$—

Veredus Select Growth Fund
Assets
Investments in Securities*	$83,055,444	$83,055,444	$—	$—

TAMRO Diversified Equity Fund
Assets
Common Stocks*	$23,422,537	$23,422,537	$—	$—
Investment Company*	722,613	722,613	—	—
Derivatives
Equity Options Contracts	120,702	120,702	—	—

Total	$24,265,852	24,265,852	$—	$—

Herndon Large Cap Value Fund
Assets
Investments in Securities*	$17,755,301	$17,755,301	$—	$—

Cornerstone Large Cap Value Fund
Assets
Investments in Securities*	$24,670,382	$24,670,382	$—	$—

River Road Dividend All Cap Value Fund
Assets
Investments in Securities*	$617,077,111	$617,077,111	$—	$—

Fairpointe Mid Cap Fund
Assets
Investments in Securities*	$2,839,084,934	$2,839,084,934	$—	$—

Montag & Caldwell Mid Cap Growth Fund
Assets
Investments in Securities*	$4,533,768	$4,533,768	$—	$—

Cardinal Mid Cap Value Fund
Assets
Investments in Securities*	$1,647,447	$1,647,447	$—	$—

Veredus Aggressive Growth Fund
Assets
Investment in Securities*	$42,475,680	$42,475,680	$—	$—

Crosswind Small Cap Growth Fund
Assets
Investment in Securities*	$7,910,408	$7,910,408	$—	$—

TAMRO Small Cap Fund
Assets
Common Stocks
Consumer Discretionary	$168,821,684	$168,821,684	$—	$—
Consumer Staples	36,828,865	36,828,865	—	—
Energy	104,449,944	104,449,944	—	—
Financials	172,841,396	164,448,035	8,393,361	—
Health Care	114,371,292	114,371,292	—	—
Industrials	195,424,352	195,424,352	—	—
Information Technology	171,482,109	159,332,164	12,149,945	—
Materials	19,016,027	19,016,027	—	—
Telecommunication Services	9,455,210	9,455,210	—	—

Total Common Stocks	992,690,879	972,147,573	20,543,306	—

Investment Company*	12,093,574	12,093,574	—	—

Total	$1,004,784,453	$984,241,147	$20,543,306	$—

| 143

Aston Funds Notes to Financial Statements — continued	October 31, 2011

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Funds	10/31/11	Prices	Inputs	Inputs
River Road Select Value Fund
Assets
Investments in Securities*	$143,612,109	$143,612,109	$—	$—

River Road Small Cap Value Fund
Assets
Common Stocks
Consumer Discretionary	$84,059,080	$77,597,079	$6,462,001	$—
Consumer Staples	40,312,135	31,247,912	9,064,223	—
Energy	18,895,898	18,895,898	—	—
Financials	46,393,480	44,901,964	1,491,516	—
Healthcare	21,312,815	21,312,815	—	—
Industrials	52,220,652	52,220,652	—	—
Information Technology	45,186,294	45,186,294	—	—
Materials	10,010,360	10,010,360	—	—
Telecommunication Services	3,070,534	3,070,534	—	—
Utilities	4,986,857	4,986,857	—	—

Total Common Stocks	326,448,105	309,430,365	17,017,740	—

Investment Company*	9,998,050	9,998,050	—	—

Total	$336,446,155	$319,428,415	$17,017,740	$—

River Road Independent Value Fund
Assets
Common Stocks
Consumer Discretionary	$30,948,508	$30,948,508	$—	$—
Consumer Staples	30,106,243	25,561,595	4,544,648	—
Energy	13,505,353	13,505,353	—	—
Financials	36,144,573	36,144,573	—	—
Healthcare	15,691,312	15,691,312	—	—
Industrials	19,365,635	19,365,635	—	—
Information Technology	40,343,492	40,343,492	—	—
Utilities	15,233,120	10,758,268	4,474,852	—

Total Common Stocks	201,338,236	192,318,736	9,019,500	—

Investment Company*	184,020,015	184,020,015	—	—

Total	$385,358,251	$376,338,751	$9,019,500	$—

Barings International Fund
Assets
Common Stocks
Australia	$2,400,454	$793,506	$1,606,948	$—
China	785,008	785,008	—	—
France	4,258,220	—	4,258,220	—
Germany	5,079,136	—	5,079,136	—
Hong Kong	743,514	—	743,514	—
India	622,919	622,919	—	—
Israel	1,797,372	954,828	842,544	—
Italy	835,484	—	835,484	—
Japan	9,970,237	—	9,970,237	—
Mexico	1,694,758	882,786	811,972	—
Norway	320,811	—	320,811	—
Papua New Guinea	796,830	—	796,830	—
Russia	752,560	752,560	—	—
Singapore	1,671,307	—	1,671,307	—
South Korea	1,616,606	856,601	760,005	—
Spain	198,270	—	198,270	—
Sweden	795,993	—	795,993	—
Switzerland	4,473,528	—	4,473,528	—
United Kingdom	12,708,111	—	12,698,664	9,447

Total Common Stocks	51,521,118	5,648,208	45,863,463	9,447

Investment Company*	197,696	197,696	—	—

Total	$51,718,814	$5,845,904	$45,863,463	$9,447

| 144

Aston Funds Notes to Financial Statements — continued	October 31, 2011

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Funds	10/31/11	Prices	Inputs	Inputs
Neptune International Fund
Assets
Common Stocks
Brazil	$27,010	$27,010	$—	$—
China	447,861	140,180	307.681	—
France	44,351	—	44,351	—
India	29,295	29,295	—	—
Japan	187,407	—	187,407	—
Luxembourg	8,857	—	8,857	—
Netherlands	52,582	—	52,582	—
Norway	47,289	—	47,289	—
Russia	216,243	143,353	72,890	—
Switzerland	45,068	—	45,068	—
Taiwan	37,860	37,860	—	—
United Kingdom	499,455	56,219	442,681	555

Total Common Stocks	1,643,278	433,917	1,208,806	555

Derivatives
Foreign Currency Contracts	522	—	522	—

Investment Company*	112,879	112,879	—	—

Total Assets	$1,756,679	$546,796	$1,209,328	$555

Liabilities
Derivatives
Foreign Currency Contracts	(19,875)	—	(19,875)	—

Total Liabilities	(19,875)	—	(19,875)	—

Total	$1,736,804	$546,796	$1,189,453	$555

Lake Partners LASSO Alternative Fund
Assets
Investments in Securities*	$207,434,061	$207,434,061	$—	$—

Dynamic Allocation Fund
Assets
Investments in Securities*	$48,475,967	$48,475,967	$—	$—

M.D. Sass Enhanced Equity Fund
Assets
Common Stocks*	$111,633,703	$111,633,703	$—	$—
Investment Company*	4,208,294	4,208,294	—	—
Derivatives
Equity Contracts	466,750	466,750	—	—

Total Assets	116,308,747	116,308,747	—	—

Liabilities
Derivatives
Equity Covered Call Contracts	(2,486,292)	(2,486,292)	—	—

Total Liabilities	(2,486,292)	(2,486,292)	—	—

Total	$113,822,455	$113,822,455	$—	$—

River Road Long-Short Fund
Assets
Investments in Securities*	$4,128,200	$4,128,200	$—	$—

Total Assets	4,128,200	4,128,200	—	—

Liabilities
Securities Sold Short	(1,002,671)	(1,002,671)	—	—

Total Liabilities	(1,002,671)	(1,002,671)	—	—

Total	$3,125,529	$3,125,529	$—	$—

Harrison Street Real Estate Fund
Assets
Investments in Securities*	$39,264,091	$39,264,091	$—	$—

| 145

Aston Funds Notes to Financial Statements — continued	October 31, 2011

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Funds	10/31/11	Prices	Inputs	Inputs
Montag & Caldwell Balanced Fund
Assets
Common Stocks*	$14,318,331	$14,318,331	$—	$—
Corporate Notes and Bonds	5,712,520	—	5,712,520	—
U.S. Government and Agency Obligations	3,213,270	—	3,213,270	—
Investment Company*	1,678,547	1,678,547	—	—

Total	$24,922,668	$15,996,878	$8,925,790	$—

DoubleLine Core Plus Fixed Income Fund
Assets
U.S. Government and Agency Obligations	$11,807,879	$—	$11,807,879	$—
Corporate Notes and Bonds	8,967,760	—	8,967,760	—
Collateralized Mortgage-Backed Securities	3,877,258	—	3,877,258	—
Asset-Backed Securities	633,366	—	633,366	—
Foreign Government Bond	523,394	—	523,394	—
Investment Company*	754,906	754,906	—	—

Total	$26,564,563	$754,906	$25,809,657	$—

TCH Fixed Income Fund
Assets
Corporate Notes and Bonds	$42,972,738	$—	$42,972,738	$—
U.S. Government and Agency Obligations	20,819,061	—	20,819,061	—
Commercial Mortgage-Backed Securities	1,201,561	—	1,201,561	—
Asset-Backed Securities	5,022,834	—	5,022,834	—
Foreign Government Bond	679,250	—	679,250	—
Investment Company*	3,496,679	3,496,679	—	—

Total	$74,192,123	$3,496,679	$70,695,444	$—

*	All Common Stocks and Investment Companies are Level 1. Please refer to the Schedule of Investments for industry, sector or country breakout
Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the series valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed to have occurred at October 31, 2011 and therefore the Barings International Fund and the Neptune International Fund utilized the external pricing service model adjustments. As a result, certain securities held in the the Funds that were still held at October 31, 2011 since the beginning of the period, were transferred between levels.
At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. As a result, certain securities still held at October 31, 2011 since the beginning of the period on the TAMRO Small Cap Fund, the River Road Select Value Fund and the River Road Small Cap Value Fund had significant changes in liquidity which resulted in a transfer between levels.

	Transfer from	Transfer from
Funds	Level 1 to Level 2	Level 2 to Level 1
TAMRO Small Cap Fund	$20,543,307	—
River Road Select Value Fund	—	963,509
River Road Small Cap Value Fund	6,923,193	7,270,584
Barings International Fund	27,441,121	—
Neptune International Fund	827,593	—
Level 3 holdings were valued using internal valuation techniques which took into consideration factors including previous experience with similar securities of the same issuer, conversion ratio and security terms.
The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of October 31, 2011:

Barings International Fund	Common Stocks
United Kingdom
Fair Value, beginning of period	$7,610
Purchases	19,286
Sales	(20,588)
Realized gains (losses)	(318)
Total change in unrealized appreciation (depreciation)	3,457

Fair Value, end of period	$9,447

Change in net unrealized appreciation (depreciation) on Level 3 holdings held at end of period	$3,572

| 146

Aston Funds Notes to Financial Statements — continued	October 31, 2011

Neptune International Fund	Common Stocks
United Kingdom
Fair Value, beginning of period	$513
Purchases	1,133
Sales	(1,274)
Realized gains (losses)	(19)
Total change in unrealized appreciation (depreciation)	202

Fair Value, end of period	$555

Change in net unrealized appreciation (depreciation) on Level 3 holdings held at end of period	$210

(2) Repurchase Agreements: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund’s Adviser or Sub-Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller. As of and during the period ended October 31, 2011, the Funds did not own any repurchase agreements.
(3) When Issued/Delayed Delivery Securities: Each Fund may purchase and sell securities on a “when issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. As of and during the period ended October 31, 2011, the TCH Fixed Income Fund owned when issued or delayed delivery securities.
(4) Mortgage-Backed Securities: M&C Balanced Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund may invest in mortgage-backed securities (“MBS”), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) are supported only by the credit of the issuer. MBS issued by private issuers are not government securities and are not directly guaranteed by any gov- ernment agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government-backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. M&C Balanced Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund may also invest in collateralized mortgage obligations (“CMO”) and real estate mortgage investment conduits (“REMIC”). A CMO is a bond that is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.
(5) Securities Sold Short: The River Road Long-Short Fund utilizes short sales as part of its overall portfolio management strategy. A short sale involves the sale of a security that is borrowed from a broker or other institution. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund making a short sale must segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. Cash segregated for short sales is shown in the Statement of Assets and Liabilities as cash held as collateral.
(6) Options Contracts: In the normal course of pursuing its investment objectives, certain Funds are subject to price volatility risk. Certain Funds may write and/or purchase call and put options on securities for hedging purposes only. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund’s Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value based on the quoted daily settlement price of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. There is the risk a Fund may not be able to enter into a closing transaction because of

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Aston Funds Notes to Financial Statements — continued	October 31, 2011
an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid. Options were traded during the period in the TAMRO Diversified Equity and M.D. Sass Enhanced Equity Funds. See the Schedules of Investments for open options contracts held by TAMRO Diversified Equity and M.D. Sass Enhanced Equity Funds at October 31, 2011. For the year ended October 31, 2011, the average* volume of derivative activities are as follows:

	Purchased	Written
	Options	Options
Funds	(Cost)	(Premiums Received)
TAMRO Diversified Equity Fund	$211,998	$—
M.D. Sass Enhanced Equity Fund	1,276,775	3,188,518
* estimate based on quarter-end holdings
(7) Forward Foreign Currency Contracts: In the normal course of pursuing their investment objectives, certain Funds are subject to foreign investment and currency risk. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve a Fund’s investment goal. These contracts are marked-to-market daily at the applicable translation rates. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. During and at the year ended October 31, 2011, the Neptune International Fund held forward foreign currency contracts. For the year ended October 31, 2011, the average (estimate based on quarterly holdings) volume of derivative activity was $(9,912) of unrealized depreciation.
(8) Disclosures about Derivative Instruments: The following is a table summarizing the fair value of derivatives held at October 31, 2011 by primary risk exposure:

	Asset Derivative		Liability Derivative
	Investments Value		Investments Value
		Foreign		Foreign
	Equity	Currency	Equity	Currency
Fund	Contracts (a)	Contracts(b)	Contracts (a)	Contracts (b)
TAMRO Diversified Equity Fund	$120,702	$—	$—	$—
Neptune International Fund	—	522	—	(19,875)
M.D. Sass Enhanced Equity Fund	466,750	—	(2,486,292)	—

(a)	Statement of Assets and Liabilities location: Total investments at cost and call options written, at value.

(b)	Statement of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts and Unrealized depreciation on open forward foreign currency contracts
The effect of derivative instruments on the statement of operations for the year ended October 31, 2011:

	Amount of	Change in Unrealized
	Realized Gain (Loss)	Appreciation (Depreciation)
	on Derivatives	on Derivatives
		Foreign
	Equity	Currency	Equity
	Contracts(a)	Contracts(b)	Contracts(b)
TAMRO Diversified Equity Fund	$(23,906)	$—	$(100,233)
Neptune International Fund	—	(19,353)	—
M.D. Sass Enhanced Equity Fund	1,200,427	—	1,158,355

(a)	Statement of Operations location: Net realized gain (loss) on options transactions.

(b)	Statement of Operation location: Net change in unrealized appreciation/depreciation on purchased options, and net change in unrealized appreciation/depreciation on written options transactions or translation of assets and liabilities denominated in foreign currency.
(9) Investment Income and Securities Transactions: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily and is captured in dividends and interest receivable. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Securities are accounted for on a trade date basis. The cost of securities sold is determined using the identified cost method for the Fairpointe Mid Cap Fund and first in first out (“FIFO”) method for all other Funds.
(10) Foreign Currency: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated on the Statement of Operations from the effects of changes on market prices of those securities, and are included with the net realized and change in unrealized gain or loss on investment securities.
(11) Federal Income Taxes: The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2011, the following Funds had available realized capital losses to offset future net capital gains through the fiscal year ended:

| 148

Aston Funds Notes to Financial Statements — continued	October 31, 2011

			Capital Loss Carryforward with Tax Year Expirations
Fund	2013	2014	2015		2016		2017	2018		Total
Montag & Caldwell Growth Fund	$—	$—	$—		$15,287,295	**	$—	$—		$15,287,295
Veredus Select Growth Fund	—	—	1,093,781		18,622,365		—	—		19,716,146
Cornerstone Large Cap Value Fund	—	—	—		22,414,594		6,819,813	—		29,234,407
Montag & Caldwell Mid Cap Growth Fund .	—	—			327,840		—	—		327,840
Cardinal Mid Cap Value Fund	—	—	—		223,314		—	—		223,314
Veredus Aggressive Growth Fund	—	—	4,228,025		16,347,889		—	—		20,575,914
Crosswind Small Cap Growth Fund	—	—	—		—		—	59,470		59,470
River Road Small Cap Value Fund	—	—	—		11,064,614		—	—		11,064,614
Neptune International Fund	—	—	635,048		2,673,799		52,059	—		3,360,906
Lake Partners LASSO Alternatives Fund	—	—	—		—		—	4,140,502		4,140,502
River Road Long-Short Fund	—	—	—		—		—	100,223	*	100,223
Harrison Street Real Estate Fund	—	—	3,095,957		11,228,110		—	—		14,324,067
Montag & Caldwell Balanced Fund	—	—	318,991	**	2,726,872	***	—	—		3,045,863
TCH Fixed Income Fund	3,698,815	—	2,654,917		1,270,780		—	—		7,624,512

*	Fund is subject to the Regulated Investment Company Modernization Act of 2010 and amount will carryforward as short-term with no expiration date.

**	These capital loss carryforward amounts were acquired in the reorganizations of the Growth Fund into the M&C Growth Fund and the Balanced Fund into the M&C Balanced Fund on March 29, 2010. The Funds’ ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

***	This capital loss carryforward amount includes $2,088,044 acquired in the reorganization of the Balanced Fund into the M&C Balanced Fund on March 29, 2010. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations. Capital loss carryforwards expire in the tax years indicated above.
For the year ended October 31, 2011, the following Funds utilized capital losses as follows:

			Utilized Capital Losses (with Expiration Year)
Fund	2010	2013	2014	2015	2016	2017
Montag & Caldwell Growth Fund	$—	$—	$—	$—	$3,189,231	$—
Veredus Select Growth Fund	—	—	—	2,003,452	—	—
TAMRO Diversified Equity Fund	—	—	—	—	192,977	—
Herndon Large Cap Value Fund	—	—	—	—	—	23,092
Cornerstone Large Cap Value Fund	—	—	—	—	7,459,889	—
River Road Dividend All Cap Value Fund	—	—	—	—	2,543,082	—
Montag & Caldwell Mid Cap Growth Fund .	—	—	—	210,270	85,761	—
Cardinal Mid Cap Value Fund	—	—	—	20,542	70,966	—
Veredus Aggressive Growth Fund	—	—	—	6,557,027	—	—
River Road Small Cap Value Fund	—	—	—	19,839,004	25,160,124	—
Barings International Fund	—	—	—	894,769	966,034	—
Neptune International Fund	—	—	7,221	97,317	—	—
Harrison Street Real Estate Fund	—	—	—	6,954,887	—	—
Montag & Caldwell Balanced Fund	2,339,449	—	—	—	—	—
TCH Fixed Income Fund	—	331,126	—	—	—	—
For the year ended October 31, 2011, the following Funds had capital losses that expired:

Expired
Fund	Capital Losses
Cornerstone Large Cap Value Fund	$49,006
River Road Small Cap Value Fund	571,469
Montag & Caldwell Balanced Fund	638,779

| 149

Aston Funds Notes to Financial Statements — continued	October 31, 2011
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The ASTON/River Road Long-Short Fund, ASTON/River Road Independent Value Fund, and ASTON/Doubleline Fixed Income Fund began after the effective date and are currently subject to the Regulated Investment Company Modernization Act of 2010. The remaining Funds’ first fiscal year end subject to the Regulated Investment Company Modernization Act of 2010 is October 31, 2012.
Management has analyzed the Funds’ tax positions for all open tax years (current and prior three tax years), as well as potential exposure to foreign capital gains withholding taxes, and has concluded that no provision for federal, state, or international income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service.
(12) Multi-Class Operations: With respect to M&C Growth Fund, Veredus Select Growth Fund, Herndon Large Cap Value Fund, Cornerstone Large Cap Value Fund, River Road Dividend All Cap Value Fund, Fairpointe Mid Cap Fund, Veredus Aggressive Growth Fund, Crosswind Small Cap Growth Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, River Road Independent Value Fund, Barings International Fund, Neptune International Fund, Lake Partners LASSO Alternatives Fund, Dynamic Allocation Fund, M.D. Sass Enhanced Equity Fund, Harrison Street Real Estate Fund, M&C Balanced Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund, each class offered by these Funds has equal rights as to net assets.
Income, fund and trust level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses (distribution expenses) are allocated to each class.
(13) Offering Costs: Certain costs were incurred in connection with the offering of the following Funds as disclosed in the table below. The costs associated have been capitalized and are being amortized on a straight-line basis over twelve months based on the commencement date of the Funds, stated below.

		Original
Fund	Commencement Date	Offering Costs
Herndon Large Cap Value Fund	March 31, 2010	$50,186
Crosswind Small Cap Growth Fund	November 3, 2010	57,027
River Road Independent Value Fund	December 30, 2010	53,931
River Road Long-Short Fund	May 4, 2011	70,782
DoubleLine Core Plus Fixed Income Fund	July 18, 2011	246,370
(14) Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
(15) Commitments and Contingencies: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.
(16) Recent Accounting Pronouncement: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.
Note (C) Dividends from Net Investment Income and Distributions of Capital Gains: Dividends and distributions to shareholders are recorded on the ex-dividend date. River Road Dividend All Cap Value Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.
Cornerstone Large Cap Value Fund, Dynamic Allocation Fund, M.D. Sass Enhanced Equity Fund and M&C Balanced Fund distribute dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.
M&C Growth Fund, Veredus Select Growth Fund, TAMRO Diversified Equity Fund, Herndon Large Cap Value Fund, Fairpointe Mid Cap Fund, M&C Mid Cap Growth Fund, Cardinal Mid Cap Value Fund, Veredus Aggressive Growth Fund,

| 150

Aston Funds Notes to Financial Statements — continued	October 31, 2011
Crosswind Small Cap Growth Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, River Road Independent Value Fund, Barings International Fund, Neptune International Fund, Lake Partners LASSO Alternatives Fund, River Road Long-Short Fund and Harrison Street Real Estate Fund distribute dividends from net investment income to shareholders annually and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.
Dividends and distributions are automatically reinvested in additional Fund shares on ex-date at that day’s ending NAV for the respective Fund for those shareholders who have elected the reinvestment option.
Differences in dividends per share between classes of M&C Growth Fund, Veredus Select Growth Fund, Herndon Large Cap Value Fund, Cornerstone Large Cap Value Fund, River Road Dividend All Cap Value Fund, Fairpointe Mid Cap Fund, Veredus Aggressive Growth Fund, Crosswind Small Cap Growth Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, River Road Independent Value Fund, Barings International Fund, Neptune International Fund, Lake Partners LASSO Alternatives Fund, Dynamic Allocation Fund, M.D. Sass Enhanced Equity Fund, Harrison Street Real Estate Fund, M&C Balanced Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund are due to different class expenses. Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. Permanent differences, such as net operating losses, nonde-ductible expenses, premium amortization, mark to market on Passive Foreign Investment Companies and adjustment for Real Estate Investment Trusts, are reclassified among capital accounts in the financial statements to reflect their character. Temporary differences, such as deferrals on losses relating to wash sales transactions and capital loss carryovers, arise when income, expenses, gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.
Permanent differences between book and tax basis reporting for the 2011 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

	Accumulated
	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain (Loss)	Paid in Capital
Veredus Select Growth Fund	$24,367	$(24,364)	$(3)
TAMRO Diversified Equity Fund	44,914	—	(44,914)
Cornerstone Large Cap Value Fund	49,006	(26,727,487)	26,678,481
River Road Dividend All Cap Value Fund	(1,156,996)	1,262,234	(105,238)
M&C Mid Cap Growth Fund	30,444	54	(30,498)
Veredus Aggressive Growth Fund	476,381	(73,100)	(403,281)
Crosswind Small Cap Growth Fund	28,530	—	(28,530)
TAMRO Small Cap Fund	5,238,470	—	(5,238,470)
River Road Select Value Fund	228,988	(228,988)	—
River Road Small Cap Value Fund	571,468	571,470	(1,142,938)
River Road Independent Value Fund	1,047,908	(1,047,908)	—
Barings International Fund	(194,532)	194,532	—
Neptune International Fund	(19,200)	19,200	—
Lake Partners LASSO Alternatives Fund	63,199	(63,199)	—
Dynamic Allocation Fund	269,441	(269,441)	—
River Road Long-Short Fund	22,214	—	(22,214)
Harrison Street Real Estate Fund	(22,590)	22,590	—
M&C Balanced Fund	84,148	554,631	(638,779)
DoubleLine Core Plus Fixed Income Fund	(4,860)	12,566	(7,706)
TCH Fixed Income Fund	18,884	(18,884)	—
Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes.
The tax character of distributions paid during the fiscal years ended 2011 and 2010 was as follows:

	Distributions Paid in 2011		Distributions Paid in 2010
		Long-Term		Long-Term
	Ordinary Income	Capital Gains	Ordinary Income	Capital Gains
M&C Growth Fund	$20,834,824	$5,383,920	$11,497,319	$—
Veredus Select Growth Fund	—	—	30,200	—
TAMRO Diversified Equity Fund	—	—	22,812	—
Herndon Large Cap Value Fund	13,657	—	—	—
Cornerstone Large Cap Value Fund	1,807,144	—	3,983,658	—
River Road Dividend All Cap Value Fund	10,476,590	118,593	5,440,778	—
Fairpointe Mid Cap Fund	6,035,391	5,436,739	856,138	1,792,051
M&C Mid Cap Growth Fund	—	—	6,357	—
Cardinal Mid Cap Value Fund	6,680	—	3,807	—

| 151

Aston Funds Notes to Financial Statements — continued	October 31, 2011

	Distributions Paid in 2011		Distributions Paid in 2010
		Long-Term		Long-Term
	Ordinary Income	Capital Gains	Ordinary Income	Capital Gains
TAMRO Small Cap Fund	$—	$19,802,159	$—	$491,279
River Road Select Value Fund	1,134,027	1,959,747	374,080	—
River Road Small Cap Value Fund	2,048,490	—	1,018,993	—
Barings International Fund	1,019,611	—	114,624	—
Neptune International Fund	21,314	—	84,468	—
Lake Partners LASSO Alternatives Fund	454,894	448	71,770	—
Dynamic Allocation Fund	1,619,896	272,869	3,145,781	3,008
M.D. Sass Enhanced Equity Fund	5,872,771	—	685,950	—
Harrison Street Real Estate Fund	627,254	—	546,063	—
M&C Balanced Fund	312,292	—	344,428	—
DoubleLine Core Plus Fixed Income Fund	190,808	—	—	—
TCH Fixed Income Fund	2,810,584	—	3,125,240	—
As of October 31, 2011, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

				Unrealized
	Capital Loss	Undistributed	Undistributed	Appreciation/
	Carryforward	Ordinary Income	Long-Term Gain	(Depreciation)	Total
M&C Growth Fund	$(15,287,295)	$17,620,891	$257,686,119	$382,885,608	$642,905,323
Veredus Select Growth Fund	(19,716,146)	26,897	—	3,285,729	(16,403,520)
TAMRO Diversified Equity Fund	—	—	473,321	1,750,640	2,223,961
Herndon Large Cap Value Fund	—	947,791	124,149	(420,717)	651,203
Cornerstone Large Cap Value Fund	(29,234,407)	—	—	344,080	(28,890,327)
River Road Dividend All Cap Value Fund	—	—	4,647,585	53,393,631	58,041,216
Fairpointe Mid Cap Fund	—	2,079,223	18,759,386	277,687,103	298,525,712
M&C Mid Cap Growth Fund	(327,840)	—	—	917,907	590,067
Cardinal Mid Cap Value Fund	(223,314)	1,517	—	210,209	(11,588)
Veredus Aggressive Growth Fund	(20,575,914)	—	—	3,729,440	(16,846,474)
Crosswind Small Cap Growth Fund	(59,470)	—	—	(265,605)	(325,075)
TAMRO Small Cap Fund	—	—	97,189,739	179,531,675	276,721,414
River Road Select Value Fund	—	1,195,272	28,131,898	12,845,247	42,172,417
River Road Small Cap Value Fund	(11,064,614)	—	—	54,059,120	42,994,506
River Road Independent Value Fund	—	5,594,708	100,643	(1,930,633)	3,764,718
Barings International Fund	—	488,262	1,380,287	(155,209)	1,713,340
Neptune International Fund	(3,360,906)	2,324	—	(85,400)	(3,443,982)
Lake Partners LASSO Alternatives Fund	(4,140,502)	67,864	—	(1,626,190)	(5,698,828)
Dynamic Allocation Fund	—	3,838,769	797,701	327,722	4,964,192
M.D. Sass Enhanced Equity Fund	—	9,611,622	2,408,540	(8,317,598)	3,702,564
River Road Long-Short Fund	(100,223)	—	—	125,458	25,235
Harrison Street Real Estate Fund	(14,324,057)	149,431	—	1,480,467	(12,694,159)
M&C Balanced Fund	(3,045,863)	34,962	—	2,165,668	(845,233)
DoubleLine Core Plus Fixed Income Fund	—	88,759	—	236,854	325,613
TCH Fixed Income Fund	(7,624,512)	30,636	—	5,288,666	(2,305,210)
Note (D) Shares of Beneficial Interest: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Share transactions of the Funds were as follows:
Year Ended October 31, 2011

		Shares Issued From		Net Increase
		Reinvestment		(Decrease) in
Class N	Sold	of Distributions	Redeemed	Shares Outstanding
M&C Growth Fund	27,529,579	436,304	(25,563,135)	2,402,748
Veredus Select Growth Fund	600,195	—	(2,424,886)	(1,824,691)
TAMRO Diversified Equity Fund	1,047,491	—	(398,182)	649,309
Herndon Large Cap Value Fund	1,302,936	1,239	(907,748)	396,427
Cornerstone Large Cap Value Fund	938,206	26,444	(683,845)	280,805
River Road Dividend All Cap Value Fund	19,428,483	401,663	(4,872,469)	14,957,677
Fairpointe Mid Cap Fund	23,004,145	239,794	(23,365,775)	(121,836)
M&C Mid Cap Growth Fund	79,385	—	(14,651)	64,734
Cardinal Mid Cap Value Fund	15,267	283	(2,166)	13,384
Veredus Aggressive Growth Fund	261,170	—	(980,739)	(719,569)
Crosswind Small Cap Growth Fund (a)	622,572	—	(78,915)	543,657
TAMRO Small Cap Fund	6,465,730	349,541	(5,826,262)	989,009
River Road Select Value Fund	940,625	64,739	(5,458,457)	(4,453,093)
River Road Small Cap Value Fund	3,083,624	49,890	(14,038,695)	(10,905,181)
River Road Independent Value Fund (b)	34,714,694	—	(6,220,324)	28,494,370
Barings International Fund	41,175	470	(9,259)	32,386
Neptune International Fund	9,866	547	(15,709)	(5,296)
Lake Partners LASSO Alternatives Fund	1,059,998	9,203	(286,539)	782,662

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October 31, 2011
Notes to Financial Statements — continued

		Shares Issued From		Net Increase
		Reinvestment		(Decrease) in
Class N	Sold	of Distributions	Redeemed	Shares Outstanding
Dynamic Allocation Fund	2,015,362	199,385	(3,376,730)	(1,161,983)
M.D. Sass Enhanced Equity Fund	2,823,656	274,141	(2,998,639)	99,158
River Road Long-Short Fund (c)	463,827	—	(106)	463,721
Harrison Street Real Estate Fund	334,601	11,310	(399,317)	(53,406)
M&C Balanced Fund	83,389	13,236	(462,762)	(366,137)
DoubleLine Core Plus Fixed Income Fund (d)	2,304,445	13,647	(147,028)	2,171,064
TCH Fixed Income Fund	2,519,080	199,342	(1,241,865)	1,476,557

(a)	Crosswind Small Cap Growth Fund commenced investment operations on November 3, 2010.

(b)	River Road Independent Value Fund commenced investment operations on December 31, 2010.

(c)	River Road Long-Short Fund commenced investment operations on May 4, 2011.

(d)	DoubleLine Core Plus Fixed Income Fund commenced investment operations on July 18, 2011.

		Shares Issued From		Net Increase
		Reinvestment		(Decrease) in
Class I	Sold	of Distributions	Redeemed	Shares Outstanding
M&C Growth Fund	25,367,654	492,955	(21,812,016)	4,048,593
Veredus Select Growth Fund	1,022,514	—	(965,498)	57,016
Herndon Large Cap Value Fund (a)	1,048,685	—	—	1,048,685
Cornerstone Large Cap Value Fund (b)	41	99,223	(22,281,046)	(22,181,782)
River Road Dividend All Cap Value Fund	18,128,321	370,706	(2,092,580)	16,406,447
Fairpointe Mid Cap Fund	39,262,459	90,932	(12,005,364)	27,348,027
Veredus Aggressive Growth Fund	23,685	—	(32,239)	(8,554)
Crosswind Small Cap Growth Fund	255,934	—	—	255,934
TAMRO Small Cap Fund	9,479,673	402,302	(7,890,124)	1,991,851
River Road Select Value Fund	4,193,249	214,802	(8,853,662)	(4,445,611)
River Road Small Cap Value Fund	4,141,086	107,904	(6,084,595)	(1,835,605)
River Road Independent Value Fund (c)	8,308,048	—	(359,185)	7,948,863
Barings International Fund	2,212,819	113,069	(1,257,377)	1,068,511
Neptune International Fund	—	1,424	—	1,424
Lake Partners LASSO Alternatives Fund	16,212,425	25,742	(2,014,816)	14,223,351
Dynamic Allocation Fund (d)	734,609	715	(275,213)	460,111
M.D. Sass Enhanced Equity Fund	2,722,359	287,142	(1,167,597)	1,841,904
Harrison Street Real Estate Fund	3,825	64,984	(1,747)	67,062
M&C Balanced Fund	236,989	1,686	(239,470)	(795)
DoubleLine Core Plus Fixed Income Fund (e)	523,751	4,051	(98,141)	429,661
TCH Fixed Income Fund	347,836	45,383	(827,447)	(434,228)

(a)	Herndon Large Cap Value Fund began issuing Class I Shares on March 2, 2011.

(b)	Cornerstone Large Cap Value Fund had a redemption-in-kind on March 18, 2011, which resulted in a redemption out of the Fund of $222,180,158 and is excluded from the shares sold above. The redemption was comprised of securities and cash in the amounts of $218,362,400 and $3,817,758, respectively.

(c)	River Road Independent Value Fund began issuing Class I Shares on May 31, 2011.

(d)	Dynamic Allocation Fund began issuing Class I Shares on November 2, 2010.

(e)	DoubleLine Core Plus Fixed Income Fund commenced investment operations on July 18, 2011.

		Shares Issued From
		Reinvestment		Net Increase in
Class R	Sold	of Distributions	Redeemed	Shares Outstanding
M&C Growth Fund	231,098	883	(199,315)	32,666
Year Ended October 31, 2010

			Shares Issued From		Net Increase
		Issued from	Reinvestment		(Decrease) in
Class N	Sold	Merger	of Distributions	Redeemed	Shares Outstanding
M&C Growth Fund	41,029,804	2,521,713	210,111	(39,260,924)	4,500,704
Veredus Select Growth Fund	810,701	—	344	(1,408,787)	(597,742)
TAMRO Diversified Equity Fund	525,960	—	2,101	(282,153)	245,908
Herndon Large Cap Value Fund (a)	142,062	—	—	(312)	141,750
Cornerstone Large Cap Value Fund	340,250	—	32,650	(627,194)	(254,294)
River Road Dividend All Cap Value Fund	5,949,193	—	262,883	(2,498,143)	3,713,933
Fairpointe Mid Cap Fund	31,944,731	—	70,458	(18,460,640)	13,554,549
M&C Mid Cap Growth Fund	68,545	—	722	(103,436)	(34,169)
Cardinal Mid Cap Value Fund	38,660	—	106	(953)	37,813
Veredus Aggressive Growth Fund	512,569	—	—	(1,248,279)	(735,710)
TAMRO Small Cap Fund	7,133,843	—	—	(6,304,435)	829,408
River Road Select Value Fund	2,324,703	—	—	(1,914,317)	410,386
River Road Small Cap Value Fund	5,345,641	—	18,092	(8,124,556)	(2,760,823)
Barings International Fund (b)	67,257	—	—	(41,922)	25,335
Neptune International Fund	8,665	—	2,253	(315)	10,603
Lake Partners LASSO Alternatives Fund (c)	712,835	—	—	(19,587)	693,248

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Notes to Financial Statements — continued

			Shares Issued From		Net Increase
		Issued from	Reinvestment		(Decrease) in
Class N	Sold	Merger	of Distributions	Redeemed	Shares Outstanding
Dynamic Allocation Fund	3,591,988	—	349,834	(2,356,220)	1,585,602
M.D. Sass Enhanced Equity Fund	4,916,184	—	41,692	(2,653,057)	2,304,819
Harrison Street Real Estate Fund	225,037	—	10,887	(176,747)	59,177
M&C Balanced Fund	97,553	914,176	17,010	(344,764)	683,975
TCH Fixed Income Fund	955,859	—	210,496	(1,447,196)	(280,841)

(a)	Herndon Large Cap Value Fund commenced investment operations on March 31, 2010.

(b)	Barings International Fund began issuing Class N Shares on March 3, 2010.

(c)	Lake Partners LASSO Alternatives Fund began issuing Class N Shares on March 3, 2010.

			Shares Issued From		Net Increase
		Issued from	Reinvestment		(Decrease) in
Class I	Sold	Merger	of Distributions	Redeemed	Shares Outstanding
M&C Growth Fund	27,671,707	877,488	232,372	(19,940,533)	8,841,034
Veredus Select Growth Fund	783,308	—	2,512	(599,681)	186,139
Cornerstone Large Cap Value Fund	—	—	416,089	(2,964,593)	(2,548,504)
River Road Dividend All Cap Value Fund	5,094,343	—	184,363	(815,080)	4,463,626
Fairpointe Mid Cap Fund	13,199,499	—	25,130	(2,796,145)	10,428,484
Veredus Aggressive Growth Fund	30,253	—	—	(146,786)	(116,533)
TAMRO Small Cap Fund	9,406,933	—	11,365	(16,191,043)	(6,772,745)
River Road Select Value Fund	4,510,537	—	35,741	(8,124,538)	(3,578,260)
River Road Small Cap Value Fund	6,445,438	—	68,079	(12,143,248)	(5,629,731)
Barings International Fund	2,736,846	—	11,960	(529,714)	2,219,092
Neptune International Fund	1,747	—	8,187	(4,758)	5,176
Lake Partners LASSO Alternatives Fund	1,677,429	—	6,188	(202,914)	1,480,703
M.D. Sass Enhanced Equity Fund (a)	5,297,586	—	21,548	(417,739)	4,901,395
Harrison Street Real Estate Fund	2,479	—	72,126	(267,890)	(193,285)
M&C Balanced Fund	12,932	—	822	(7,352)	6,402
TCH Fixed Income Fund	285,139	—	74,817	(964,914)	(604,958)

(a)	M.D. Sass Enhanced Equity Fund began issuing Class I Shares on March 3, 2010.

			Shares Issued From
		Issued from	Reinvestment		Net Increase in
Class R	Sold	Merger	of Distributions	Redeemed	Shares Outstanding
M&C Growth Fund	325,514	28,243	621	(218,419)	135,959
Note (E) Investment Transactions: Aggregate purchases and proceeds from sales and maturities of investment securities (other than short-term investments) for the year ended October 31, 2011 were as follows:

	Aggregate Purchases		Proceeds from Sales
	U.S. Government	Other	U.S. Government	Other
M&C Growth Fund	$—	$2,075,419,389	$—	$1,992,117,283
Veredus Select Growth Fund	—	305,311,403	—	320,121,577
TAMRO Diversified Equity Fund	—	21,502,965	—	13,618,300
Herndon Large Cap Value Fund.	—	36,125,160	—	21,121,498
Cornerstone Large Cap Value Fund (a)	—	62,998,328	—	61,110,273
River Road Dividend All Cap Value Fund.	—	416,957,741	—	98,786,422
Fairpointe Mid Cap Fund.	—	1,259,632,799	—	292,483,039
M&C Mid Cap Growth Fund	—	1,806,982	—	1,210,107
Cardinal Mid Cap Value Fund	—	656,154	—	575,360
Veredus Aggressive Growth Fund	—	97,913,286	—	108,978,710
Crosswind Small Cap Growth Fund	—	14,576,986	—	6,622,346
TAMRO Small Cap Fund	—	507,148,423	—	461,735,691
River Road Select Value Fund	—	93,951,534	—	178,925,766
River Road Small Cap Value Fund	—	178,870,471	—	345,662,672
River Road Independent Value Fund	—	292,781,613	—	96,122,672
Barings International Fund	—	37,523,606	—	30,349,015
Neptune International Fund	—	424,056	—	515,672
Lake Partners LASSO Alternatives Fund	—	256,530,704	—	81,917,572
Dynamic Allocation Fund.	—	176,600,092	—	191,707,597
M.D. Sass Enhanced Equity Fund	—	110,654,488	—	97,927,333
River Road Long-Short Fund	—	6,834,435	—	3,518,844
Harrison Street Real Estate Fund	—	54,626,797	—	54,478,485
M&C Balanced Fund	1,277,613	9,443,143	1,680,278	16,564,359

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October 31, 2011
Notes to Financial Statements — continued

	Aggregate Purchases		Proceeds from Sales
	U.S. Government	Other	U.S. Government	Other
DoubleLine Core Plus Fixed Income Fund	$14,295,539	$17,342,628	$3,550,488	$2,575,056
TCH Fixed Income Fund	8,176,001	27,284,214	5,423,154	16,452,355

(a)	Cornerstone Large Cap Value Fund had a redemption-in-kind on March 18, 2011, which resulted in a redemption out of the Fund of $222,180,158 and is excluded from the proceeds from sales above. The redemption was comprised of securities and cash in the amounts of $218,362,400 and $3,817,758, respectively.
Note (F) Redemption Fees: In accordance with the prospectus, certain Funds assessed a 2% redemption fee on Fund share redemptions and exchanges within specified time periods, as indicated in the following table for the year ended October 31, 2011 and included in the Cost of Shares redeemed on the Statements of Changes in Net Assets:

Fund Name	Time Period	Amount
Barings International Fund	2% Within 90 Days	$857
Neptune International Fund	2% Within 90 Days	4
Harrison Street Real Estate Fund	2% Within 90 Days	4,391
Note (G) Advisory, Administration, Distribution Services and Trustee Agreements:
Advisory. Aston serves as investment adviser and administrator to the Funds. Under the terms of the investment advisory agreement for the Funds (the “Investment Advisory Agreement”), fees are accrued daily and paid monthly, based on specific annual rates of average daily net assets. The factors considered by the Board of Trustees in approving the current Investment Advisory Agreement are included in the Funds’ annual or semi-annual report to shareholders covering the period during which the approval occurred.
Certain Funds have an expense limitation agreement with the Adviser, which caps annual ordinary operating expenses for Class N and Class I shareholders at certain specified annual rates of average daily net assets (the “Expense Limitation Agreements”). There are no contractual expense limitations for Class R shareholders.
The Expense Limitation Agreements are effective through February 28, 2012, except as noted below. The advisory rates and contractual expense limitations for the year ended October 31, 2011 were as follows:

		Contractual
		Expense Limitations
Fund Name	Advisory Fees	Class N	Class I
M&C Growth Fund	0.80% on first $800,000,000
	0.60% over $800,000,000	N/A	N/A
Veredus Select Growth Fund	0.80%	1.30%	1.05%
TAMRO Diversified Equity Fund	0.80%	1.20%	N/A
Herndon Large Cap Value Fund	0.80%	1.30%(a)	1.05%	(a)(b)
Cornerstone Large Cap Value Fund (c)	0.80%	N/A	N/A
River Road Dividend All Cap Value Fund	0.70%	1.30%	1.05%
Fairpointe Mid Cap Fund	0.80% on first $100,000,000
	0.75% next $300,000,000
	0.70% over $400,000,000	N/A	N/A
M&C Mid Cap Growth Fund (d)	0.85%	1.40%(a)	N/A
Cardinal Mid Cap Value Fund	0.90%	1.40%(a)	N/A
Veredus Aggressive Growth Fund	1.00%	1.49%	1.24%
Crosswind Small Cap Growth Fund	1.00%	1.35%(a)	1.10%	(a)(b)
TAMRO Small Cap Fund	0.90%	N/A	N/A
River Road Select Value Fund	1.00%	1.50%(a)	1.25	%(a)
River Road Small Cap Value Fund	0.90%	N/A	N/A
River Road Independent Value Fund	1.00%	1.42%(a)	1.17%	(a)(b)
Barings International Fund (e)	1.00%	1.40%(a)	1.15	%(a)
Neptune International Fund	1.00%	1.27%(a)	1.02	%(a)
Lake Partners LASSO Alternatives Fund	1.00%	1.45%(a)	1.20	%(a)
Dynamic Allocation Fund	0.80%	1.30%(a)	1.05%	(a)(b)
M.D. Sass Enhanced Equity Fund	0.70%	1.40%(a)	1.15	%(a)
River Road Long-Short Fund	1.20%	1.70%(a)	N/A
Harrison Street Real Estate Fund	1.00%	1.37%	1.12%
M&C Balanced Fund	0.75%	1.35%	1.10%
DoubleLine Core Plus Fixed Income Fund	0.55%	0.94%(a)	0.69	%(a)
TCH Fixed Income Fund (f)	0.55%	0.94%	0.69%

(a)	Pursuant to a contractual expense reimbursement agreement between the Adviser and the Fund, from commencement of operations through the completion of the first three full fiscal years for a period up to three years from the fiscal year end during which such amount was waived or reduced, the Adviser is entitled to be reimbursed by the Fund for previously waived fees and reim- bursed expenses to the extent that the Fund’s expense ratio (not including interest, brokerage commissions, other investment related costs, extraordinary expenses and acquired fund fees and expenses,) remains at or below the operating expense cap after such reimbursement.

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Notes to Financial Statements — continued

(b)	The Herndon Large Cap Value Fund began issuing Class I Shares on March 2, 2011, the Dynamic Allocation Fund began issuing Class I Shares on November 2, 2010, Crosswind Small Cap Growth Fund began issuing Class I Shares on March 31, 2011 and River Road Independent Value Fund began issuing Class I Shares on May 31, 2011.

(c)	Effective March 22, 2011, the Adviser has agreed to a voluntary expense limitation for the Cornerstone Large Cap Value Fund of 1.19% for Class N and 0.94% for Class I. Prior to March 22, 2011, the Adviser had agreed to a voluntary expense limitation of 1.07% for Class N and 0.82% for Class I.

(d)	Effective September 30, 2011, the Adviser had agreed to a voluntary expense limitation for the M&C Mid Cap Growth Fund of 1.25% for Class N.

(e)	Effective March 1, 2011, the contractual expense limitations for the Barings International Fund were decreased from 1.50% and 1.25% to 1.40% and 1.15%, for Class N and I, respectively.

Prior to March 1, 2011, the Adviser had agreed to a voluntary expense limitation of 1.40% for Class N and 1.15% for Class I.

(f)	Effective March 1, 2011, the contractual expense limitations for the TCH Fixed Income Fund were increased from 0.74% and 0.49% to 0.94% and 0.69%, for Class N and I, respectively.
Pursuant to a contractual expense reimbursement agreement between the Adviser and the following Funds, from commencement of operations through the completion of the first three full fiscal years for a period of up to three years from the fiscal year end during which such amount was waived or reduced of each of the Herndon Large Cap Value Fund-Classes N and I, M&C Mid Cap Growth Fund-Class N, Cardinal Mid Cap Value Fund-Class N, Crosswind Small Cap Growth Fund-Classes N and I, River Road Select Value Fund-Classes N and I, River Road Independent Value Fund-Classes N and I, Barings International Fund-Classes N and I, Lake Partners LASSO Alternatives Fund-Classes N and I, Neptune International Fund-Classes N and I, Dynamic Allocation Fund-Classes N and I, M.D. Sass Enhanced Equity Fund-Classes N and I, and I River Road Long-Short Fund Class N and DoubleLine Core Plus Fixed Income Fund-Classes N and I, the Adviser is entitled to be reimbursed by each Fund for previously waived fees and reimbursed expenses to the extent that each Fund’s expense ratio (not including Interest, brokerage commissions, other investment related costs, extraordinary expenses and acquired fund fees and expenses,) remains at or below the operating expense cap after such reimbursement.
The cumulative reimbursement amounts as of October 31, 2011 that are entitled to be reimbursed for each Fund are as follows:

		Expiration
Funds	2012	2013	2014
Herndon Large Cap Value Fund	N/A	74,284	129,816
M&C Mid Cap Growth Fund	79,648	67,970	72,010
Cardinal Mid Cap Value Fund	77,563	70,443	75,297
Crosswind Small Cap Growth Fund (1)	N/A	N/A	190,704
River Road Independent Value Fund (1)	N/A	N/A	244,471
Barings International Fund	139,755	134,828	147,896
Neptune International Fund	118,000	116,483	—
Lake Partners LASSO Alternatives Fund	94,071	135,895	87,814
Dynamic Allocation Fund	89,827	74,415	138,681
M.D. Sass Enhanced Equity Fund	141,974	—	—
River Road Long-Short Fund (1)	N/A	N/A	97,108
DoubleLine Core Plus Fixed Income Fund (1)	N/A	N/A	105,633

(1)	The Fund commenced operations in the current fiscal year.
For the year ended October 31, 2011, the Adviser was reimbursed $108,670 by the M.D. Sass Enhanced Equity Fund for recoupment of prior year fee waivers. No other Fund in the above table reimbursed the Adviser for the period.
The Adviser manages each Fund by retaining one or more sub-advisers to manage each Fund as follows:

Fund	Sub-Adviser
M&C Growth Fund	Montag & Caldwell, LLC
Veredus Select Growth Fund	Todd-Veredus Asset Management LLC
TAMRO Diversified Equity Fund	TAMRO Capital Partners, LLC
Herndon Large Cap Value Fund	Herndon Capital Management, LLC
Cornerstone Large Cap Value Fund	Cornerstone Investment Partners, LLC(1)
River Road Dividend All Cap Value Fund	River Road Asset Management, LLC
Fairpointe Mid Cap Fund	Fairpointe Capital LLC(2)
M&C Mid Cap Growth Fund	Montag & Caldwell, LLC
Cardinal Mid Cap Value Fund	Cardinal Capital Management, L.L.C.
Veredus Aggressive Growth Fund	Todd-Veredus Asset Management LLC
Crosswind Small Cap Growth Fund	Crosswind Investments, LLC
TAMRO Small Cap Fund	TAMRO Capital Partners LLC
River Road Select Value Fund	River Road Asset Management, LLC
River Road Small Cap Value Fund	River Road Asset Management, LLC
River Road Independent Value Fund	River Road Asset Management, LLC
Barings International Fund	Baring International Investment Limited
Neptune International Fund	Neptune Investment Management Limited
Lake Partners LASSO Alternatives Fund	Lake Partners, Inc.
Dynamic Allocation Fund	Smart Portfolios, LLC
M.D. Sass Enhanced Equity Fund	M.D. Sass Investors Services, Inc.
River Road Long-Short Fund	River Road Asset Management, LLC
Harrison Street Real Estate Fund	Harrison Street Securities, LLC(3)
M&C Balanced Fund	Montag & Caldwell, LLC
DoubleLine Core Plus Fixed Income Fund	DoubleLine Capital LP
TCH Fixed Income Fund	Taplin, Canida & Habacht, LLC

(1)	Effective as of July 15, 2011, Cornerstone Investment Partners, LLC became the sub-adviser to the Fund. Prior to July 15, 2011, MFS Institutional Advisors Inc. was the sub-adviser.

(2)	Effective as of April 30, 2011, Fairpointe Capital LLC became the sub-adviser to the Fund. Prior to April 30, 2011, Optimum Investment Advisors, LLC was the sub-adviser.

(3)	Effective as of June 30, 2011, Harrison Street Securities, LLC became the sub-adviser to the Fund. Prior to June 30, 2011, Fortis Investment Management USA, Inc. was the sub-adviser.
Sub-advisory fees are paid monthly by Aston. The factors considered by the Board of Trustees in approving the current sub-investment advisory agreements for the Funds (each a “Sub-Investment Advisory Agreement”) are included in the additional information section of the Funds’ annual or semi-annual report to shareholders covering the period in which such approval occurred.
Administration. Under the terms of the administration agreement between the Funds and Aston, the Funds’ administrator, (the “Administration Agreement”), administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees

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Aston Funds Notes to Financial Statements — continued	October 31, 2011
and compliance related expenses. The administration fee arrangement is as follows:

Administration Fees
at Trust Level	Annual Rate
First $7.4 billion	0.0490%
Over $7.4 billion	0.0465%
BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) provides certain administrative services to the Funds pursuant to a Sub-administration and Accounting Services Agreement between Aston and BNY Mellon (the “Sub-Administration Agreement”). Under the terms of the Sub-Administration Agreement, sub-administration fees, which are paid by Aston, are accrued daily and paid monthly, at a rate of 0.022% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund.
Distribution Services. BNY Mellon Distributors Inc. (the “Distributor”), an affiliate of BNY Mellon, serves as principal underwriter and distributor of the Fund’s shares. Pursuant to Rule 12b-1, distribution plans (the “Plans”) adopted by the Funds, with respect to Class N shares and Class R shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plans, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund’s Class N average daily net assets and 0.50% of each participating Fund’s Class R average daily net assets. The Class I shares do not have distribution plans. From November 1, 2009 to June 30, 2010, the TAMRO Diversified Equity Fund did not charge 12b-1 fees under the Class N Shares Plan. Effective July 1, 2010, the Fund began accruing this fee. From November 1, 2009 to September 30, 2010, the M&C Balanced Fund did not charge 12b-1 fees under the Class N Shares Plan. Effective October 1, 2010, the Fund began accruing this fee. From November 1, 2009 to April 30, 2010, the TCH Fixed Income Fund did not charge 12b-1 fees under the Class N Shares Plan. Effective May 1, 2010, the Fund began accruing this fee. From May 4, 2011 to August 21, 2011, the Harrison Street Real Estate Fund did not charge 12b-1 fees under the Class N Shares plan. Effective August 22, 2011, the Fund began accruing this fee.
Trustees. The Trustees of the Trust who are not affiliated with the Adviser or Sub-Advisers receive an annual retainer and per meeting fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. The Chairman of the Board and Committee Chairs receive an additional retainer. No officer or employee of the Adviser, Sub-Advisers or their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds’ Chief Compliance Officer. The aggregate remuneration paid to the Trustees during the year ended October 31, 2011 was $631,500.
Note (H) Credit Agreement: Effective July 6, 2010 and as amended September 2, 2011, the Trust entered into a Credit Agreement with The Bank of New York Mellon which provides the Trust with a revolving line of credit facility up to $50 million. The facility is shared by each series of the Trust and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equivalent to the greater of the Prime Rate plus 1.25% or 0.50% plus the Federal Funds Effective Rate plus 1.25%, as applicable. The interest rate on outstanding Overnight Loans is equivalent to the greater of the Federal Funds Effective Rate plus 1.25% or the One Month LIBOR Rate plus 1.25%, as applicable. The Trust pays a commitment fee on the unutilized commitment amount of 0.12% per annum. For the Funds that utilized the line of credit during the year ended October 31, 2011, the average daily loan balance outstanding on the days where borrowings existed, the weighted average interest rate and the interest expense, which is included on the Statement of Operations, allocated to each Fund for use of the line of credit were as follows:

	Weighted	Average
	Average	Daily Loan
	Interest Rate	Balance
	On Days When	On Days When	Interest
	Borrowings Existed	Borrowings Existed	Expense
TAMRO Diversified Equity Fund	1.64%	$428,867	$117
Fairpointe Mid Cap Fund	1.64%	14,535,250	6,624
Veredus Aggressive Growth Fund	1.74%	1,416,000	69
River Road Select Value Fund	1.64%	11,163,925	2,033
River Road Small Cap Value Fund	1.63%	14,720,813	5,340
M.D. Sass Enhanced Equity Fund	1.63%	2,572,367	698
Harrison Street Real Estate Fund	1.64%	235,400	11
M&C Balanced Fund	1.63%	3,012,233	410
Note (I) ReFlow Fund LLC: The Veredus Aggressive Growth Fund may participate in the ReFlow Fund LLC program (“ReFlow”), which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales or when the shares have been outstanding for the holding limit of 28 days, whichever comes first. In return for this service, the Veredus Aggressive Growth Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
The costs to the Veredus Aggressive Growth Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.
As of October 31, 2011, the Veredus Aggressive Growth Fund had not utilized ReFlow.

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Aston Funds Notes to Financial Statements — continued	October 31, 2011
Note (J) Liquidations: ASTON/Fasciano Small Cap Fund and ASTON/New Century Absolute Return ETF Fund were terminated and liquidated on December 30, 2010 and July 22, 2011, respectively.
Note (K) Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were subsequent events as follows:
The Trust filed a Post Effective Amendment to its Registration Statement on October 7, 2011 for the purpose of adding a new series to the Trust, ASTON/Silvercrest Small Cap Fund. This new fund is expected to commence operations on or around December 27, 2011.
The Trust filed supplements to its Registration Statement on December 2, 2011 for the purpose of informing shareholders and the public of a soft close that is to be applied to the ASTON/River Road Independent Value Fund and the ASTON/River Road Dividend All Cap Value Fund on December 7, 2011 and December 16, 2011, respectively.

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Aston Funds
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Aston Funds
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aston Funds (the “Trust”) (comprising, respectively, ASTON/Montag & Caldwell Growth Fund, ASTON/Veredus Select Growth Fund, ASTON/TAMRO Diversified Equity Fund, ASTON/Herndon Large Cap Value Fund, ASTON/Cornerstone Large Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/Fairpointe Mid Cap Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/Cardinal Mid Cap Value Fund, ASTON/Veredus Aggressive Growth Fund, ASTON/Crosswind Small Cap Growth Fund, ASTON/TAMRO Small Cap Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/River Road Independent Value Fund, ASTON/Barings International Fund, ASTON/Neptune International Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON Dynamic Allocation Fund, ASTON/M.D. Sass Enhanced Equity Fund, ASTON/River Road Long-Short Fund, ASTON/Harrison Street Real Estate Fund, ASTON/Montag & Caldwell Balanced Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, and ASTON/TCH Fixed Income Fund (the “Funds”)) as of October 31, 2011, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Aston Funds at October 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2011

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Additional Information (unaudited)
Form N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the “SEC”) for the Trust’s first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC’s website at www.sec.gov and are available for review and copying at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.
Proxy Voting: Aston Funds’ Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust’s Statement of Additional Information, which is available (i) upon request, without charge, by calling 800-992-8151; (ii) on Aston Funds’ Website at www.astonfunds.com; and (iii) on the SEC’s Website at www.sec.gov. Aston Funds’ Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds’ website at www.astonfunds.com; and (ii) on the SEC’s website at www.sec.gov.
Tax Information: In accordance with Federal tax law, the following Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2011:
The following are the estimated percentages of the income dividends qualifying for the dividends received deduction available to corporations:

Fund	Percentage
M&C Growth Fund	100.00%
Veredus Select Growth Fund	100.00%
Herndon Large Cap Value Fund	22.67%
Cornerstone Large Cap Value Fund	100.00%
River Road Dividend All Cap Value Fund	100.00%
Fairpointe Mid Cap Fund	100.00%
Cardinal Mid Cap Value Fund	100.00%
River Road Select Value Fund	100.00%
River Road Small Cap Value Fund	100.00%
River Road Independent Value Fund	15.43%
Barings International Fund	4.97%
Neptune International Fund	100.00%
Lake Partners LASSO Alternatives Fund	100.00%
Dynamic Allocation Fund	12.09%
M.D. Sass Enhanced Equity Fund	20.68%
Harrison Street Real Estate Fund	3.00%
M&C Balanced Fund	90.65%
Each Fund designates 100%, or if subsequently different, of ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders; and 100%, or if subsequently different, of ordinary income dividends to qualify for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.
For the fiscal year ended October 31, 2011, certain dividends may be subject to a maximum tax rate of 15%, as qualified dividend income (“QDI”) under the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a per-centage of their ordinary income dividends (dividend income plus short-term gains, if any) may qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

Fund	Percentage
M&C Growth Fund	100.00%
Veredus Select Growth Fund	100.00%
Herndon Large Cap Value Fund	19.87%
Cornerstone Large Cap Value Fund	100.00%
River Road Dividend All Cap Value Fund	100.00%
Fairpointe Mid Cap Fund	100.00%
Cardinal Mid Cap Value Fund	100.00%
River Road Select Value Fund	100.00%
River Road Small Cap Value Fund	100.00%
River Road Independent Value Fund	14.56%
Barings International Fund	100.00%
Neptune International Fund	100.00%
Lake Partners LASSO Alternatives Fund	100.00%
Dynamic Allocation Fund	100.00%
M.D. Sass Enhanced Equity Fund	1.41%
Harrison Street Real Estate Fund	1.86%
M&C Balanced Fund	86.88%
Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099-DIV which will be sent to you separately in January 2012.
FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE SUB-INVESTMENT ADVISORY AGREEMENT FOR ASTON/FAIRPOINTE MID CAP FUND
At an in-person meeting held on March 17, 2011 and a special meeting held on March 31, 2011, the Board of Trustees (the “Board”) of Aston Funds (the “Trust”) including the trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of a Sub-Investment Advisory Agreement (the “New Sub-Investment Advisory Agreement”) between Aston Asset Management, LP (“Adviser” or “Aston”) and Fairpointe Capital LLC (“Proposed Subadviser” or “Fairpointe Capital”) with respect to the ASTON/Optimum Mid Cap Fund (the “Fund”). The Independent Trustees met separately from the “interested” Trustees of the Trust and any officers of Aston, the Proposed Subadviser or their affiliates to consider approval of the New Sub-Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations.
In making its determinations, the Board, including all of the Independent Trustees present at the meetings, reviewed materials provided by Aston and Fairpointe Capital including information regarding (i) the nature, extent and quality of services to be provided; (ii) the operational and compliance infrastructure and financial condition of Fairpointe Capital; (iii) the subadvisory fee to be charged; and (iv) potential benefits to be received by Fairpointe Capital. Based on the information available at the meetings, the Board, including the Independent Trustees, determined that it was in the best interests of the Fund and its shareholders to approve the New Sub-Investment Advisory

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Agreement. Among the matters considered by the Board, including the Independent Trustees, in connection with the approval of the New Sub-Investment Advisory Agreement with respect to the Fund were the following:
Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services expected to be provided under the New Sub-Investment Advisory Agreement. The Board considered the reputations, qualifications and background of the Proposed Subadviser and its staff including in particular, the reputations and qualifications of Ms. Thyra E. Zerhusen, the founder of Fairpointe Capital and the portfolio manager of the Fund since May 1999, and of the other co-portfolio managers of the Fund who also joined Fairpointe Capital from Optimum. The Board considered the industry experience of the Proposed Subadviser’s investment, operations and compliance staff, including its consultants. The Board also considered the operational and compliance infrastructure of the Proposed Subadviser and its financial condition. The Board also considered the investment approach of the Proposed Subadviser, the experience and skills of investment personnel responsible for the day-to-day investment management of the Fund and the resources made available to such personnel. The Board considered that the incumbent portfolio management team of the Fund would continue to manage the Fund at Fairpointe Capital and that the investment objective and principal strategies of the Fund would not change. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by the Proposed Subadviser were expected to be satisfactory.
Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee schedule under the New Sub-Investment Advisory Agreement as well as the overall management fee structure of the Fund. The Board considered that the fee schedule under the New Sub-Investment Advisory Agreement was the same as the fee schedule under the existing subadvisory agreement, and that there would be no change in the management fee payable by the Fund. The Board considered that the subadvisory fee schedule was negotiated at arm’s length between Aston and the Proposed Subadviser, an unaffiliated third party, and that Aston would compensate the Proposed Subadviser from the advisory fee it receives from the Fund. The Board considered that there was a reasonable basis for the breakpoint schedule contained in the Sub-Investment Advisory Agreement in light of the capacity and resource requirements of the Fund’s strategy.
The Board concluded that the proposed subadvisory fee schedule was reasonable in light of the nature, quality and extent of services to be provided. As part of its most recent review of the annual continuance of the investment advisory agreement with Aston, the Board had previously considered whether there would be economies of scale with respect to the overall fee structure of the Fund and determined that the Fund benefited from economies of scale as a result of the breakpoint schedule.
Other Benefits to the Subadviser. The Board also considered the character and amount of other incidental benefits expected to be received by the Proposed Subadviser. The Board considered potential benefits to the Proposed Subadviser from the use of “soft dollars” to pay for research services generated by parties other than the executing broker dealer. The Board concluded that the subadvisory fees were reasonable taking into account any other benefits expected to be received by the Proposed Subadviser from its relationship with the Fund.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Sub-Investment Advisory Agreement were fair and reasonable, and that the approval of the New Sub-Investment Advisory Agreement was in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE SUB-INVESTMENT ADVISORY AGREEMENT FOR ASTON/TCH FIXED INCOME FUND
At an in person meeting held on March 17, 2011, the Board of Trustees (the “Board”) of Aston Funds (the “Trust”), including the trustees who are not deemed interested persons with respect to this matter (the “Independent Trustees”), considered whether to approve the continuation of the sub-investment advisory agreement between Aston Asset Management, LP (“Aston”) and Taplin, Canida & Habacht, LLC (the “Subadviser”) with respect to ASTON/TCH Fixed Income Fund (the “Fund”).
The Board considered information received regarding the acquisition of Marshall & Ilsley Corporation (“M&IC”) by BMO Financial Corp., a subsidiary of The Bank of Montreal (the “M&IC Transaction”). The Subadviser is a majority-owned subsidiary of M&IC. The Board considered that the M&IC Transaction may be deemed a change of control of the Subadviser under the Investment Company Act of 1940, as amended (the “1940 Act”), and may result, upon its completion, in the automatic termination of the sub-investment advisory agreement.
In anticipation of the termination of the sub-investment advisory agreement, the Board, including the Independent Trustees, determined that the continuation of the sub-investment advisory agreement is in the best interests of the Fund. The Independent Trustees met separately from the “interested” Trustees of the Trust to consider the approval of the continuation of the sub-investment advisory agreement with respect to the Fund and were assisted by independent legal counsel in their deliberations.
In determining whether to approve the continuation of the sub-investment advisory agreement with respect to the Fund in connection with the M&IC Transaction, the Board received information and made inquiries into all matters deemed relevant and considered details regarding the M&IC Transaction and the impact of the M&IC Transaction on the Subadviser and the services provided to the Fund. The Board considered representations from the Subadviser that the M&IC Transaction is not expected to result in any changes to management,

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investment personnel or investment process of the Subadviser, or otherwise affect the nature, extent and quality of services provided by the Subadviser. The Board considered that TCH currently operates as an autonomous business unit within the M&IC organization and was expected to continue to operate autonomously following the completion of the M&IC Transaction. The Board also considered that the terms, including the fees payable to the Subadviser, of the sub-investment advisory agreement would not change. The Board considered that it had recently considered the renewal of the Sub-Investment Advisory Agreement in connection with annual contract renewal and had considered a new Sub-Advisory Agreement with TCH in connection with a change of control of the Adviser. The Board concluded, based upon all of these considerations that it need not reconsider all of the factors that it would typically consider in connection with an initial contract approval or contract renewal.
Based upon its evaluation of all information and factors it deemed relevant and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the continuation of the sub-investment advisory agreement on behalf of the Fund should be approved.
FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE SUB-INVESTMENT ADVISORY AGREEMENT FOR ASTON/CORNERSTONE LARGE CAP VALUE FUND
The Board of Trustees (the “Board”) of Aston Funds (the “Trust”), including the trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of a Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between Aston Asset Management, LP (“Aston”) and Cornerstone Investment Partners, LLC (“Cornerstone”) with respect to the ASTON Value Fund, which subsequently changed its name to ASTON/Cornerstone Large Cap Value Fund (the “Fund”), at an in-person meeting on June 23, 2011. The Board considered information provided and discussions held at the June 23, 2011 meeting.
The Independent Trustees met separately from the “interested” Trustees of the Trust and any officers of Aston, Cornerstone or their affiliates to consider approval of the Sub-Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations. Among the matters considered by the Board, including the Independent Trustees, in connection with the approval of the Sub-Investment Advisory Agreement were the following:
Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services expected to be provided under the Sub-Investment Advisory Agreement. The Board considered the reputation, qualifications and background of Cornerstone, and its operational and compliance infrastructure. The Board also considered Cornerstone’s investment approach, the experience and skills of investment personnel responsible for the day-to-day investment management of the Fund and the resources made available to such personnel. The Board also considered Cornerstone’s experience with institutional and separately managed accounts. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by Cornerstone are expected to be satisfactory.
Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the Sub-Investment Advisory Agreement as well as the overall management fee structure of the Fund. The Board considered that the subadvisory fee rate was negotiated at arm’s length between Aston and Cornerstone, an unaffiliated third party, and that Aston would compensate Cornerstone from the investment advisory fees it receives from the Fund. As part of its review of the investment advisory agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale.
The Board concluded that the proposed subadvisory fee rates were reasonable in light of the nature, quality and extent of services to be provided and that economies of scale were limited at this time.
Other Benefits to the Subadviser. The Board also considered the character and amount of other incidental benefits expected to be received by Cornerstone. The Board considered potential benefits to Cornerstone from the use of “soft dollars” to pay for research services generated by parties other than the executing broker dealer. The Board concluded that the subadvisory fees were reasonable taking into account any other benefits expected to be received by Cornerstone from its relationship with the Fund.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Investment Advisory Agreement are fair and reasonable, and that the approval of the Sub-Investment Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE SUB-INVESTMENT ADVISORY AGREEMENT FOR ASTON/HARRISON STREET REAL ESTATE FUND
The Board of Trustees (the “Board”) of Aston Funds (the “Trust”), including the trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of approved a Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between Aston Asset Management, LP (“Aston”) and Harrison Street Securities, LLC (“HSS”) with respect to the ASTON/Fortis Real Estate Fund, which subsequently changed its name to ASTON/Harrison Street Real Estate Fund (the “Fund”), at an in-person meeting on June 23, 2011. The Board considered information provided and discussions held at the June 23, 2011 meeting. The Independent Trustees met separately from the “interested” Trustees of the Trust and any officers of Aston, HSS or their affiliates to consider approval of the

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Sub-Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations. Among the matters considered by the Board, including the Independent Trustees, in connection with the approval of the Sub-Investment Advisory Agreement were the following:
Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services expected to be provided under the Sub-Investment Advisory Agreement. The Board considered the reputation, qualifications and background of HSS, and its operational and compliance infrastructure. The Board also considered the investment approach of HSS, the experience and skills of investment personnel responsible for the day-to-day investment management of the Fund and the resources made available to such personnel. The Board also considered HSS’s experience with institutional and separately managed accounts. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by HSS are expected to be satisfactory.
Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the Sub-Investment Advisory Agreement as well as the overall management fee structure of the Fund. The Board considered that the subadvi-sory fee rate was negotiated at arm’s length between Aston and HSS, an unaffiliated third party, and that Aston would compensate HSS from the investment advisory fees it receives from the Fund. As part of its review of the investment advisory agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale.
The Board concluded that the proposed subadvisory fee rate was reasonable in light of the nature, quality and extent of services to be provided and that economies of scale were limited at this time.
Other Benefits to the Subadviser. The Board also considered the character and amount of other incidental benefits expected to be received by HSS. The Board considered potential benefits to HSS from the use of “soft dollars” to pay for research services generated by parties other than the executing broker dealer. The Board concluded that the subadvisory fees were reasonable taking into account any other benefits expected to be received by the HSS from its relationship with the Fund.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Investment Advisory Agreement are fair and reasonable, and that the approval of the Sub-Investment Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR ASTON/DOUBLELINE CORE PLUS FIXED INCOME FUND
At an in-person meeting on June 23, 2011, the Board of Trustees (the “Board”) of Aston Funds (the “Trust”), including the Independent Trustees, determined that the terms of the Investment Advisory Agreement with Aston Asset Management, LP (“Aston”) with respect to the ASTON/DoubleLine Core Plus Fixed Income Fund (the “New Fund”) are fair and reasonable and approved the Investment Advisory Agreement for the New Fund as being in the best interests of the New Fund. In making such determinations, the Board, including the Independent Trustees, considered materials received and discussions held with respect to the approval of the Investment Advisory Agreement at the December meeting and prior meetings. The Independent Trustees met separately from the “interested” Trustees of the Trust and any officers of Aston or its affiliates to consider approval of the Investment Advisory Agreement with respect to the New Fund and were assisted by independent legal counsel in their deliberations.
In evaluating the Investment Advisory Agreement on behalf of the New Fund, the Board reviewed information regarding: (1) the nature, quality and extent of the services to be provided to the New Fund, including information regarding the personnel involved in the investment oversight process; (2) the advisory fees to be charged and estimated total expense ratio of the New Fund compared to a peer group of funds; (3) fee waivers or expenses to be reimbursed by the investment adviser and/or subadviser; and (4) potential benefits to be received by Aston or its affiliates from Aston’s relationship with the New Fund. In considering the Investment Advisory Agreement on behalf of the New Fund, the Board, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The following summary does not detail all the matters considered.
Nature, Quality and Extent of Services. The Board considered that Aston intends to manage the New Fund by delegating the day-to-day investment responsibility for managing the New Fund to a subadviser. The Board considered Aston’s ability and procedures to monitor the performance of subadvisers, business practices and compliance policies and procedures. In this regard, the Board noted the responsibilities and experience of Aston personnel. The Board also noted the nature and quality of administration services currently provided by Aston to the Trust. The Board considered the nature and quality of services provided by Aston with respect to other series of the Trust. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by Aston are expected to be satisfactory.
Expenses. The Board considered the New Fund’s proposed management fee rate and total net expense ratio after contractual expense reimbursements and fee waivers. As a part of this analysis, the Board compared the proposed advisory fees and total net expenses to those of a relevant peer group for the New Fund. The Board concluded that the proposed advisory fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by Aston.

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Costs and Profitability. With respect to the costs of services to be provided and profits expected to be realized by the investment adviser, the Board considered the resources involved in managing the New Fund in light of Aston’s business model as well as fee waivers or expenses to be reimbursed under an Expense Reimbursement Agreement with Aston. The Board noted that, with respect to the New Fund, the adviser and sub-adviser each generally will bear 50% of any fee waivers or expense reimbursements. Because the New Fund has not yet commenced operations, profitability information was not available. However, based upon projected asset size and the impact of fee waivers or expenses to be reimbursed by the investment adviser, the Board concluded that profitability was not expected to be unreasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the New Fund grows. The Board considered the potential asset size of the New Fund, as well as the terms of the Expense Reimbursement Agreement, and concluded that at this time the potential for economies of scale are limited.
Other Benefits to the Investment Adviser. The Board considered the nature and amount of fees to be paid by the New Fund for services to be provided by Aston for administration services. The Board noted that Aston currently does not intend to manage any of the Aston Funds directly, and therefore, will not benefit from the use of “soft” commission dollars to pay for research and brokerage services. The Board concluded that any other benefits to be received by the Adviser from its relationship with the New Fund was not expected to be unreasonable.
Conclusion. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement for the New Fund, including the proposed advisory fee, were fair and reasonable, and that the Investment Advisory Agreement on behalf of the New Fund should be approved.
FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN CONNECTION WITH THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT FOR ASTON/DOUBLELINE CORE PLUS FIXED INCOME FUND
The Board of Trustees (the “Board”) of Aston Funds (the “Trust”) considered the approval of a Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between Aston Asset Management, LP (“Aston”) and DoubleLine Capital LP (“DoubleLine”) with respect to the ASTON/DoubleLine Core Plus Fixed Income Fund (the “New Fund”), at an in-person meeting on June 23, 2011. The Board considered information provided and discussions held at the June meeting and at prior meetings. The Independent Trustees met separately from the “interested” Trustees of the Trust and any officers of Aston, DoubleLine or their affiliates to consider approval of the Sub-Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations. Among the matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Investment Advisory Agreement were the following:
Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services expected to be provided under the Sub-Investment Advisory Agreement. The Board considered the reputation, qualifications and background of DoubleLine, and its operational and compliance infrastructure. The Board also considered DoubleLine’s investment approach, the experience and skills of investment personnel responsible for the day-to-day investment management of the New Fund and the resources made available to such personnel. The Board considered the potential impact of pending litigation against DoubleLine and certain of its principals on DoubleLine’s ability to perform the services under the Agreement. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by DoubleLine are expected to be satisfactory.
Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the Sub-Investment Advisory Agreement as well as the overall management fee structure of the New Fund. The Board considered that the sub-advisory fee rate was negotiated at arm’s length between Aston and DoubleLine, an unaffiliated third party, and that Aston would compensate the DoubleLine from the investment advisory fees it receives from the Fund. As part of its review of the investment advisory agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the New Fund and whether the New Fund will benefit from any economies of scale.
The Board concluded that the proposed subadvisory fee rate was reasonable in light of the nature, quality and extent of services to be provided and that economies of scale were limited at this time.
Other Benefits to the Subadviser. The Board also considered the character and amount of other incidental benefits expected to be received by DoubleLine. The Board considered potential benefits to DoubleLine from the use of “soft dollars” to pay for research services generated by parties other than the executing broker dealer. The Board concluded that the subadvisory fees were reasonable taking into account any other benefits expected to be received by the DoubleLine from its relationship with the New Fund.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Investment Advisory Agreement are fair and reasonable, and that the approval of the Sub-Investment Advisory Agreement is in the best interests of the New Fund. No single factor was determinative in the Board’s analysis.
FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE SUB-INVESTMENT ADVISORY AGREEMENT FOR ASTON/CORNERSTONE LARGE CAP VALUE FUND

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The Board of Trustees (the “Board”) of Aston Funds (the “Trust”), including the trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of the continuation of the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between Aston Asset Management, LP (“Aston”) and Cornerstone Investment Partners, LLC (“Cornerstone”) with respect to the ASTON/Cornerstone Large Cap Value Fund (the “Fund”), at an in-person meeting on September 15, 2011.
The Board considered information provided and discussions held at the September 15, 2011 meeting regarding Cornerstone’s equity issuance plan (the “Equity Issuance Plan”) whereby Cornerstone intends to transfer existing equity interests and/or issue new equity interests to key employees. The Board considered that the Equity Issuance Plan may be deemed to result in an assignment of the Sub-Investment Advisory Agreement which would result in its automatic termination.
The Independent Trustees met separately from the “interested” Trustees of the Trust and any officers of Aston, Cornerstone or their affiliates to consider approval of the continuation of the Sub-Investment Advisory Agreement and were assisted by independent legal counsel in their deliberations.
In determining whether to approve the continuation of the Sub-Investment Advisory Agreement, the Board noted that at its June 23, 2011 meeting, it had determined to approve the Sub-Investment Advisory Agreement on the same terms, including the fees payable to Cornerstone. The Board noted that, with respect to the Sub-investment Advisory Agreement, it had considered: (i) the nature, extent and quality of services to be provided; (ii) the sub-advisory fee rate and overall fee structure of the Fund; and (iii) other potential benefits to be received by Cornerstone. The Board considered that at its June 23, 2011 meeting, it had determined that the terms of the Sub-Investment Advisory Agreement are fair and reasonable and that the approval of the Sub-Investment Advisory Agreement is in the best interests of the Fund.
The Board also considered whether the Equity Issuance Plan would result in any change in personnel of Cornerstone and whether it would impact the nature, extent or quality of services provided to the Fund. Based on the information provided by Cornerstone, it was noted that the Equity Issuance Plan would not impact the nature, extent or quality of services provided by Cornerstone and that the Fund’s current portfolio management team would not change as a result.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Investment Advisory Agreement are fair and reasonable, and that the approval of the continuation of the Sub-Investment Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Disclosure of Fund Expenses: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
This table illustrates each Fund’s costs in two ways:
Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”
Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the prospectus. If these costs were applied to your account, your costs would be higher.

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	Beginning	Ending
	Account	Account		Expenses
	Value	Value	Expense	Paid During
	05/01/11	10/31/11	Ratio(1)	Period(2)
M&C Growth Fund
Actual Fund Return
Class N	$1,000	$961.10	1.06%	$5.24
Class I	1,000	962.10	0.81%	4.01
Class R	1,000	960.00	1.31%	6.47
Hypothetical 5% Return
Class N	$1,000	$1,019.86	1.06%	$5.40
Class I	1,000	1,021.12	0.81%	4.13
Class R	1,000	1,018.60	1.31%	6.67
Veredus Select Growth Fund
Actual Fund Return
Class N	$1,000	$807.90	1.30%	$5.92
Class I	1,000	808.90	1.05%	4.79
Hypothetical 5% Return
Class N	$1,000	$1,018.65	1.30%	$6.61
Class I	1,000	1,019.91	1.05%	5.35
TAMRO Diversified Equity Fund
Actual Fund Return
Class N	$1,000	$893.50	1.20%	$5.73
Hypothetical 5% Return
Class N	$1,000	$1,019.16	1.20%	$6.11
Herndon Large Cap Value Fund
Actual Fund Return
Class N	$1,000	$933.20	1.30%	$6.33
Class I	1,000	934.00	1.05%	5.12
Hypothetical 5% Return
Class N	$1,000	$1,018.65	1.30%	$6.61
Class I	1,000	1,019.91	1.05%	5.35
Cornerstone Large Cap Value Fund
Actual Fund Return
Class N	$1,000	$949.40	1.19%	$5.85
Class I	1,000	951.60	0.94%	4.62
Hypothetical 5% Return
Class N	$1,000	$1,019.21	1.19%	$6.06
Class I	1,000	1,020.47	0.94%	4.79
River Road Dividend All Cap Value Fund
Actual Fund Return
Class N	$1,000	$953.90	1.13%	$5.57
Class I	1,000	955.00	0.88%	4.34
Hypothetical 5% Return
Class N	$1,000	$1,019.51	1.13%	$5.75
Class I	1,000	1,020.77	0.88%	4.48
Fairpointe Mid Cap Fund
Actual Fund Return
Class N	$1,000	$867.60	1.17%	$5.51
Class I	1,000	868.50	0.92%	4.33
Hypothetical 5% Return
Class N	$1,000	$1,019.31	1.17%	$5.96
Class I	1,000	1,020.57	0.92%	4.69
Montag & Caldwell Mid Cap Growth Fund
Actual Fund Return
Class N	$1,000	$930.10	1.37%	$6.66
Hypothetical 5% Return
Class N	$1,000	$1,018.30	1.37%	6.97
Cardinal Mid Cap Value Fund
Actual Fund Return
Class N	$1,000	$891.20	1.40%	$6.67
Hypothetical 5% Return
Class N	$1,000	$1,018.15	1.40%	7.12
Veredus Aggressive Growth Fund
Actual Fund Return
Class N	$1,000	$786.80	1.49%	$6.71
Class I	1,000	787.80	1.24%	5.59
Hypothetical 5% Return
Class N	$1,000	$1,017.69	1.49%	$7.58
Class I	1,000	1,018.95	1.24%	6.31
Crosswind Small Cap Growth Fund
Actual Fund Return
Class N	$1,000	$789.70	1.35%	$6.09
Class I	1,000	804.00	1.10%	4.19
Hypothetical 5% Return
Class N	$1,000	$1,018.40	1.35%	$6.87
Class I	1,000	1,019.66	1.10%	5.60
TAMRO Small Cap Fund
Actual Fund Return
Class N	$1,000	$873.10	1.25%	$5.90
Class I	1,000	873.80	1.00%	4.72
Hypothetical 5% Return
Class N	$1,000	$1,018.90	1.25%	$6.36
Class I	1,000	1,020.16	1.00%	5.09
River Road Select Value Fund
Actual Fund Return
Class N	$1,000	$925.30	1.43%	$6.94
Class I	1,000	927.50	1.18%	5.73
Hypothetical 5% Return
Class N	$1,000	$1,018.00	1.43%	$7.27
Class I	1,000	1,019.26	1.18%	6.01
River Road Small Cap Value Fund
Actual Fund Return
Class N	$1,000	$916.60	1.37%	$6.62
Class I	1,000	917.40	1.12%	5.41
Hypothetical 5% Return
Class N	$1,000	$1,018.30	1.37%	$6.97
Class I	1,000	1,019.56	1.12%	5.70
River Road Independent Value Fund
Actual Fund Return
Class N	$1,000	$989.00	1.42%	$7.12
Class I	1,000	985.30	1.17%	4.90
Hypothetical 5% Return
Class N	$1,000	$1,018.05	1.42%	$7.22
Class I	1,000	1,019.31	1.17%	5.96
Barings International Fund
Actual Fund Return
Class N	$1,000	$872.00	1.40%	$6.61
Class I	1,000	873.20	1.15%	5.43
Hypothetical 5% Return
Class N	$1,000	$1,018.15	1.40%	$7.12
Class I	1,000	1,019.41	1.15%	5.85

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Additional Information (unaudited) — continued

	Beginning	Ending
	Account	Account		Expenses
	Value	Value	Expense	Paid During
	05/01/11	10/31/11	Ratio(1)	Period(2)
Neptune International Fund
Actual Fund Return
Class N	$1,000	$853.30	1.27%	$5.93
Class I	1,000	854.50	1.02%	4.77
Hypothetical 5% Return
Class N	$1,000	$1,018.80	1.27%	$6.46
Class I	1,000	1,020.06	1.02%	5.19
Lake Partners LASSO Alternatives Fund
Actual Fund Return
Class N	$1,000	$939.40	1.45%	$7.09
Class I	1,000	940.30	1.20%	5.87
Hypothetical 5% Return
Class N	$1,000	$1,017.90	1.45%	$7.37
Class I	1,000	1,019.16	1.20%	6.11
Dynamic Allocation Fund
Actual Fund Return
Class N	$1,000	$965.60	1.30%	$6.44
Class I	1,000	967.60	1.05%	5.21
Hypothetical 5% Return
Class N	$1,000	$1,018.65	1.30%	$6.61
Class I	1,000	1,019.91	1.05%	5.35
M.D. Sass Enhanced Equity Fund
Actual Fund Return
Class N	$1,000	$1,003.70	1.34%	$6.77
Class I	1,000	1,004.10	1.09%	5.51
Hypothetical 5% Return
Class N	$1,000	$1,018.45	1.34%	$6.82
Class I	1,000	1,019.71	1.09%	5.55
River Road Long-Short Fund (7)
Actual Fund Return
Class N	$1,000	$992.00	1.70%	$8.40
Hypothetical 5% Return
Class N	$1,000	$1,016.64	1.70%	8.64
Harrison Street Real Estate Fund
Actual Fund Return
Class N	$1,000	$949.20	1.21%	$5.94
Class I	1,000	949.90	1.12%	5.50
Hypothetical 5% Return
Class N	$1,000	$1,019.11	1.21%	$6.16
Class I	1,000	1,019.56	1.12%	5.70
Montag & Caldwell Balanced Fund
Actual Fund Return
Class N	$1,000	$989.70	1.35%	$6.77
Class I	1,000	991.50	1.10%	5.52
Hypothetical 5% Return
Class N	$1,000	$1,018.40	1.35%	$6.87
Class I	1,000	1,019.66	1.10%	5.60
Doubleline Core Plus Fixed Income Fund (8)
Actual Fund Return
Class N	$1,000	$1,053.30	0.94%	$2.80
Class I	1,000	1,053.80	0.69%	2.06
Hypothetical 5% Return
Class N	$1,000	$1,020.47	0.94%	$4.79
Class I	1,000	1,021.73	0.69%	3.52
TCH Fixed Income Fund
Actual Fund Return
Class N	$1,000	$1,030.40	0.94%	$4.81
Class I	1,000	1,031.70	0.69%	3.53
Hypothetical 5% Return
Class N	$1,000	$1,020.47	0.94%	$4.79
Class I	1,000	1,021.73	0.69%	3.52

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) or partial year, if applicable, for the actual return and multiplied by the most recent fiscal half-year for the hypothetical 5% return, then divided by 365. Expense ratios do not include interest expense, if applicable.

(3)	Herndon Large Cap Value Fund began issuing Class I Shares on March 2, 2011.

(4)	Crosswind Small Cap Growth Fund commenced investment operations on November 3, 2010.

(5)	River Road Independent Value Fund commenced investment operations on December 31, 2010.

(6)	Dynamic Allocation Fund began issuing Class I Shares on November 2, 2010.

(7)	River Road Long-Short Fund commenced investment operations on May 4, 2011.

(8)	DoubleLine Core Plus Fixed Income Fund commenced investment operations on July 18, 2011.

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Additional Information (unaudited) — continued
TRUSTEES AND OFFICERS OF THE TRUST
Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

			Number of	Other Trusteeships/	Experience,
	Term of		Portfolios in	Directorships	Qualifications,
	Office [1] and		Fund [2] Complex	Held by Trustee	Attributes, Skills
Name, Address, Age and	Length of	Principal Occupation(s)	Overseen by	During Past	for Board
Position(s) with Trust	Time Served	During Past Five Years	Trustee	Five Years	Membership
INDEPENDENT TRUSTEES
Jack W. Aber c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 74 Trustee	Since 2010	Professor of Finance, Boston University School of Management (1972-present)	25	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (41 portfolios)	Significant board experience; cur- rently professor of finance.

William E. Chapman, II c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 70 Trustee; Independent Chairman	Since 2010	President and Owner, Longboat Retirement Planning Solutions (1998-present); Trustee of Bowdoin College (2002-present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009)	25	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (41 portfolios)	Significant board experience; significant executive experience with several financial services firms; service as Independent Chairman of the Board.

Edward J. Kaier c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 66 Trustee	Since 2010	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP(1977-2007)	25	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (41 portfolios)	Significant board experience; practic- ing attorney.

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October 31, 2011
Additional Information (unaudited) — continued

			Number of	Other Trusteeships/	Experience,
	Term of		Portfolios in	Directorships	Qualifications,
	Office [1] and		Fund [2] Complex	Held by Trustee	Attributes, Skills
Name, Address, Age and	Length of	Principal Occupation(s)	Overseen by	During Past	for Board
Position(s) with Trust	Time Served	During Past Five Years	Trustee	Five Years	Membership
INDEPENDENT TRUSTEES (continued)
Gregory T. Mutz c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 66 Trustee	Since 1993	Chairman and CEO of AMLI Residential Properties Trust (a Multifamily REIT), a successor company to AMLI Realty Co. (2004-present); Vice Chairman of UICI (NYSE: UCI) (an insurance holding company) (2003-2004)	25	Member of Board of Genesis Financial Solutions (a privately-held company based in Portland, Oregon providing debt recovery, consumer lending and credit card services) (2005-present); a member of the Board of WAN S.A., a residential real estate company headquartered in Warsaw, Poland (2008-present); a member of the Board of Suknip International Limited, a residential real estate company headquartered in St. Petersburg, Russia (2008- present); Formerly, Director of Alico, Inc. (NASDAQ: ALCO) (agribusiness) (2005-2009)	Significant board experience; previ- ous service as lead independent trustee; significant executive experi- ence with several financial services firms.

Steven J. Paggioli c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 61 Trustee	Since 2010	Independent Consultant (2002-present); formerly Executive Vice President and Director, The Wadsworth Group(1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990- 2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991- 2001)	25	Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (41 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator.

Eric Rakowski c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 53 Trustee	Since 2010	Professor, University of California at Berkeley School of Law (1990-present)	25	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (41 portfolios)	Significant board experience; former practicing attorney; currently professor of law.

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Additional Information (unaudited) — continued

			Number of	Other Trusteeships/	Experience,
	Term of		Portfolios in	Directorships	Qualifications,
	Office [1] and		Fund [2] Complex	Held by Trustee	Attributes, Skills
Name, Address, Age and	Length of	Principal Occupation(s)	Overseen by	During Past	for Board
Position(s) with Trust	Time Served	During Past Five Years	Trustee	Five Years	Membership
INDEPENDENT TRUSTEES (continued)
Robert B. Scherer c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 70 Trustee	Since 1999	President of The Rockridge Group, Ltd. (title insurance industry consulting services) (1994-present)	25	Director, Title Reinsurance Company (insurance for title agents)(1998-present)	Significant board experience; continuing service as Chair of the Audit Committee; significant executive experience as chief financial officer of insurance and financial services firm.

Thomas R. Schneeweis c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 70 Trustee	Since 2010	Professor of Finance, University of Massachusetts (1977-present); Director, CISDM at the University of Massachusetts, (1996-present); President, TRS Associates (1982-present); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-present); Partner, White Bear Partners, LLC (2007-present); Partner, S Capital Management, LLC (2007-present); Partner, Northampton Capital Management, LLC (2004-2010)	25	Trustee of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (41 portfolios)	Significant board experience; currently professor of finance; significant executive experience with several investment partnerships.

INTERESTED TRUSTEES
Stuart D. Bilton, CFA[3] c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 65 Trustee; Chief Executive Officer	Trustee since 1993; Chief Executive Officer since 2010	Chief Executive Officer, Aston Asset Management, LP (2006-present); Chairman, Aston Funds (1993-2010); Vice Chairman of ABN AMRO Asset Management Holdings, Inc. (2003-2006); President and Chief Executive Officer of ABN AMRO Asset Management Holdings, Inc. (2001-2003); President of Alleghany Asset Management, Inc. (1996-2001) (purchased by ABN AMRO in February 2001)	25	Director, Baldwin & Lyons, Inc. (property and casualty insurance firm) (1987-present); Director, Highbury Financial Inc. (2009- 2010)	Significant board experience; significant executive experience with several financial services firms; former Chairman of the Board.

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October 31, 2011

Additional Information (unaudited) — continued

			Number of	Other Trusteeships/	Experience,
	Term of		Portfolios in	Directorships	Qualifications,
	Office [1]and		Fund [2]Complex	Held by Trustee	Attributes, Skills
Name, Address, Age and	Length of	Principal Occupation(s)	Overseen by	During Past	for Board
Position(s) with Trust	Time Served	During Past Five Years	Trustee	Five Years	Membership
INTERESTED TRUSTEES (continued)
Jeffrey S. Murphy[3] c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 45 Trustee	Since 2010	Senior Vice President, Affiliated Managers Group, Inc. (2007-present); Vice President, Affiliated Managers Group, Inc. (1995-2007)	25		Significant financial industry experience; significant executive experience with several financial services firms.

OFFICER(S) WHO ARE NOT TRUSTEES
Kenneth C. Anderson c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 47 President	Since 1993	President, Aston Asset Management, LP (2006-present); Director, Highbury Financial Inc. (2009-2010); President and Chief Executive Officer of ABN AMRO Investment Fund Services, Inc. (formerly known as Alleghany Investment Services, Inc.) (1995-2006); Executive Vice President of ABN AMRO Asset Management (USA) LLC (2001-2005); Director, ABN AMRO Trust Services Company (2001-2005); Director, TAMRO Capital Partners LLC and Veredus Asset Management LLC (2001-2006); CPA	N/A	N/A	N/A

Gerald F. Dillenburg c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 45 Senior Vice President and Secretary, Chief Operating Officer and Chief Compliance Officer	Since 1996	Chief Compliance Officer and Chief Operating Officer, Aston Asset Management, LP (2006-present); Chief Financial Officer, Aston Asset Management, LP (2006-2010); Senior Managing Director (“SMD”) of ABN AMRO Investment Fund Services, Inc. (formerly known as Alleghany Investment Services, Inc.) (1996-2006); SMD of ABN AMRO Asset Management Holdings, Inc. and ABN AMRO Asset Management, Inc. (formerly known as Chicago Capital Management, Inc.) (2001-2006); CPA	N/A	N/A	N/A
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Additional Information (unaudited) — continued

			Number of	Other Trusteeships/	Experience,
	Term of		Portfolios in	Directorships	Qualifications,
	Office [1]and		Fund [2]Complex	Held by Trustee	Attributes, Skills
Name, Address, Age and	Length of	Principal Occupation(s)	Overseen by	During Past	for Board
Position(s) with Trust	Time Served	During Past Five Years	Trustee	Five Years	Membership
OFFICER(S) WHO ARE NOT TRUSTEES (continued)
Laura M. Curylo c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 43 Treasurer and Chief Financial Officer	Since 2010	Chief Financial Officer, Aston Asset Management, LP (2010-present); Vice President and Controller, Aston Asset Management, LP (2006-present); Vice President, ABN AMRO Investment Fund Services, Inc. (formerly known as Alleghany Investment Services, Inc.) (1997-2006); CPA	N/A	N/A	N/A

Christine C. Carsman c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 58 Chief Legal Officer	Since 2010	Senior Vice President (2007- present) and Chief Regulatory Counsel (2004-present), Vice President (2004-2007), Affiliated Managers Group, Inc.; Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2005-pre-sent); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).	N/A	N/A	N/A

1	A Trustee serves for an indefinite term until the earliest of: (i) removal by two-thirds of the Board or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 75 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board, (ii) resignation, death or incapacity, or (iii) the election and qualification of their successors, in accordance with the By-Laws of the Trust.

2	The term Fund Complex includes all series of Aston Funds.

3	“Interested person” of the Trust as defined in the 1940 Act. Mr. Bilton is considered an “interested person” because of his affiliation with Aston Asset Management, LP which acts as the Funds’ investment adviser. Mr. Murphy is considered an “interested person” because of his affiliations with Affiliated Managers Group, Inc., the ultimate parent of the investment adviser, and related entities.
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Aston Funds
ADVISER
Aston Asset Management, LP
120 N. LaSalle Street, 25th Floor
Chicago, IL 60602
SUB-ADVISERS
Baring International Investment Limited
155 Bishopsgate
London, EC2M 3XY UK
Cardinal Capital Management, L.L.C.
One Greenwich Office Park
Greenwich, CT 06831
Cornerstone Investment Partners, LLC
Phipps Tower
3438 Peachtree Road NE, Suite 900
Atlanta, GA 30326
Crosswind Investments, LLC
Two International Place, 27th Floor
Boston, MA 02110
DoubleLine Capital LP
333 South Grand Avenue, 18th Floor
Los Angeles, CA 90036
Fairpointe Capital LLC
One North Franklin, Suite 3300
Chicago, IL 60606
Harrison Street Securities LLC
71 South Wacker Drive, Suite 3575
Chicago, IL 60606
Herndon Capital Management, LLC
100 Auburn Avenue, Suite 300
Atlanta, GA 30303
Lake Partners, Inc.
24 Field Point Road
Greenwich, CT 06830
M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas, 18th Floor
New York, NY 10036
Montag & Caldwell, LLC
3455 Peachtree Road NE, Suite 1200
Atlanta, GA 30326
Neptune Investment Management Limited
3 Shortlands
London, W6 8DA
River Road Asset Management, LLC
Meidinger Tower, Suite 1600
462 South Fourth Street
Louisville, KY 40202
Smart Portfolios, LLC
17865 Ballinger Way NE
Lake Forest Park, WA 98155
TAMRO Capital Partners, LLC
1701 Duke St., Suite 250
Alexandria, VA 22314
Taplin, Canida & Habacht LLC
1001 Brickell Bay Drive, Suite 2100
Miami, FL 33131
Todd-Veredus Asset Management LLC
National City Tower
101 South Fifth Street, Suite 3100
Louisville, KY 40202
SHAREHOLDER SERVICES
Aston Funds
P.O. Box 9765
Providence, RI 02940
DISTRIBUTOR
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
OFFICERS
Stuart D. Bilton,
     Chief Executive Officer
Kenneth C. Anderson, President
Gerald F. Dillenburg, Senior Vice President
     and Secretary, Chief Operating
     Officer and Chief Compliance Officer
Christine C. Carsman,
     Chief Legal Officer
Laura M. Curylo, Treasurer and Chief
     Financial Officer
Juli A. Braun, Assistant Treasurer
James A. Dimmick, Assistant Secretary
Marc J. Peirce, Assistant Secretary
Diana R. Podgorny, Assistant Secretary
CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, New York 10286
LEGAL COUNSEL
Vedder Price P.C.
222 N. LaSalle Street
Chicago, IL 60601
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
155 N. Wacker Drive
Chicago, IL 60606
THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800-992-8151.
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Guide to Shareholder Benefits
We’re delighted to offer all Aston Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m. — 7 p.m. ET.
THE EASY WAY TO ADD TO YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN
For Class N shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we’ll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Aston Funds account. Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.
COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT
By automatically reinvesting dividends into your Fund account, profits have the opportunity to mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.
ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE
You can open a new account, access account balances, view statements, obtain fund information, and make transactions online 24 hours a day, 7 days a week.
     www.astonfunds.com
Our Shareholder Services Line Is at Your Service 24 Hours a Day
800-992-8151
Investor Services
Associates are available to assist you Monday — Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

Aston Funds
P.O. Box 9765
Providence, RI 02940

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that Robert B. Scherer is qualified to serve as the registrant’s audit committee financial expert and that he is “independent,” as defined by the Securities and Exchange Commission.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $393,000 for 2011 and $348,400 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $25,000 for 2011 and $25,000 for 2010. Such fees were related to agreed upon procedures for the April 30, 2011 and April 30, 2010 unaudited semi-annual reports.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning $0 for 2011 and $0 for 2010.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $8,000 for 2010. Fees for 2010 relate to audit merger related costs.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
In accordance with Audit Committee Charter, the Audit Committee shall:
1.	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.[1]
•	The Chairman of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.
2.	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate”[2] of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Funds.[3]

[1]	Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 is not required, if:
(a)	the aggregate amount of all non-audit services provided to the Fund is no more than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

[2]	“Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

[3]	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 is not required, if:
(a)	the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

•	The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	100%

(c)	N/A

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2010.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.

Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Aston Funds

By (Signature and Title)*	/s/ Stuart D. Bilton Stuart D. Bilton, Chief Executive Officer
(principal executive officer)

Date January 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Stuart D. Bilton Stuart D. Bilton, Chief Executive Officer
(principal executive officer)

Date January 4, 2012

By (Signature and Title)*	/s/ Laura M. Curylo Laura M. Curylo, Treasurer and Chief Financial Officer
(principal financial officer)

Date January 4, 2012

*	Print the name and title of each signing officer under his or her signature.